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ANNUAL REPORT
DECEMBER 31, 2002

                                                              [UMBRELLA ART TOP]

                          [UMBRELLA ART BOTTOM]
                  MANAGED ASSETS TRUST
                  HIGH YIELD BOND TRUST
                  CAPITAL APPRECIATION FUND
                  MONEY MARKET PORTFOLIO
                  THE TRAVELERS SERIES TRUST:

                  U.S. GOVERNMENT SECURITIES PORTFOLIO
                  SOCIAL AWARENESS STOCK PORTFOLIO
                  UTILITIES PORTFOLIO

[TRAVELERS LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Cityplace
Hartford, CT 06103
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                            LETTER FROM THE CHAIRMAN       [R. JAY GERKEN PHOTO]

                                                        R. JAY GERKEN
                                                        Chairman, President and
                                                        Chief Executive Officer

DEAR SHAREHOLDER,

Please allow me to introduce myself as the new Chairman, President and Chief Executive Officer of Managed Assets
Trust, High Yield Bond Trust, Capital Appreciation Fund,
Money Market Portfolio and The Travelers Series Trust:
U.S. Government Securities Portfolio, Social Awareness
Stock Portfolio and Utilities Portfolio ("Fund(s)")(1), replacing Heath B. McLendon, who has been appointed
Chairman of Salomon Smith Barney Inc.'s new Equity
Research Policy Committee. On behalf of all our shareholders and the Fund's Board of Directors, I would like to extend my deepest gratitude to Heath for his years of service and for his dedication to keeping shareholders' needs as the firm's top priority. I look forward to keeping you informed about the investment perspectives of the Fund's manager by regularly providing you with these shareholder letters in the future.

To better acquaint you with my experience, I am currently a managing director of Salomon Smith Barney
Inc., and I have previously managed the Smith Barney
Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from its inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

Enclosed herein is the annual report for the Funds for the year ended December 31, 2002. In this report, the managers summarize what they believe to be the period's prevailing economic and market conditions and outline the Funds' investment strategy. A detailed summary of the Funds' performance can be found in the appropriate sections that follow. I hope you find this report to be useful and informative.

Performance of the Funds for the Year Ended December 31, 2002
-------------------------------------------------------------        MARKET        SCHEDULE OF
                                                                   COMMENTARY      INVESTMENTS
                                                                   ----------      -----------
Managed Assets Trust............................          (8.60)%       3              11
High Yield Bond Trust...........................           4.57         5              23
Capital Appreciation Fund.......................         (25.09)        6              32
Money Market Portfolio..........................           1.39         8              34
U.S. Government Securities Portfolio............          13.63        49              55
Social Awareness Stock Portfolio................         (24.81)       50              57
Utilities Portfolio.............................         (30.21)       51              60

MARKET OVERVIEW AND OUTLOOK

The year 2002 was a year of extremes for investors. Equity investors experienced great challenges as the period marked the third consecutive year of negative returns for most major equity markets both in the U.S. and abroad. It was also the year that some of the country's largest companies declared bankruptcy and a few highly visible and, during prior times, most admired corporate executives fell from grace amid allegations of fraudulent financial reporting activities. Two thousand and two also will be remembered as a year characterized by chronic discussions of war with Iraq and concerns about the potential for interruptions in oil supplies. Fears of deflation, rising energy prices, a weak U.S. dollar, a growing U.S. trade deficit and a lack of corporate earnings growth also weighed heavily on investors' minds during the year. The combination of these issues prompted many investors to seek out safer havens for their investment capital, particularly in fixed-income securities.

---------------
1 The Funds are underlying investment options of various variable-annuity and life products.
                                                                               1
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This "flight-to-quality" buying resulted in a dramatic increase in the prices of many fixed-income investments, most notably U.S. Treasury securities. While nervous equity investor sentiment propelled the prices of U.S. Treasury markets higher, discoveries of fraudulent accounting practices at several high-profile companies and earnings restatements weighed on the high-yield markets, particularly during the first half of the reporting period.

As the reporting period progressed, questions about the momentum behind an economic recovery lingered in the markets. Citing a need to help the economy out of its "soft patch," the Federal Open Market Committee ("FOMC")(2) reduced the short-term federal funds rate ("fed funds rate")(3) in November, marking a 41-year low for the rate. We anticipate an economic recovery in the U.S. in 2003, albeit a muted one, which we believe could enhance the backdrop for the high-yield and equity markets. Perhaps the most pressing question for investors is whether or not military action in Iraq ensues. Given that this would dramatically affect both the fixed-income and equity markets, our portfolio managers are vigilantly monitoring these developments.

Thank you for your investment in the Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund and Money Market Portfolio. We look forward to continuing to help you meet your investment objectives.

Sincerely,

/s/ R. Jay Gerken

R. Jay Gerken
Chairman, President and Chief Executive Officer
January 17, 2003

The information provided in these commentaries by the portfolio managers represents the opinion of the portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio managers and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Portfolios or that the percentage of the Funds' assets in various sectors will remain the same. Please refer to pages 11 through 34 and 55 through 63 for a list and percentage breakdown of the Funds' holdings. Also, please note that any discussion of the Funds' holdings, the Funds' performance and the portfolio managers' views are as of December 31, 2002 and are subject to change.

---------------
2 The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.
3 The fed funds rate is the interest rate that banks with excess reserves at a
  Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
 2
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                             LETTER FROM THE MANAGER

MANAGED ASSETS TRUST

INVESTMENT STRATEGY

The Managed Assets Trust ("Fund") seeks high total return. The Fund seeks to achieve its objective by allocating investments among asset classes, including common stocks, convertible and fixed-income securities, providing for capital growth, capital stability and income. If risk/return characteristics of each asset class are neutral to the other asset classes, the Fund's assets will be invested 60% in stocks and 40% in fixed-income securities.

PERFORMANCE REVIEW

For the year ended December 31, 2002, the Fund returned negative 8.60%.(1) In comparison, the Lehman Government/Credit Bond Index ("Lehman Index")(2) returned 11.04% and the S&P 500 Index(3) returned negative 22.09% for the same period.

PORTFOLIO MANAGER AND MARKET OVERVIEW

The U.S. economy appeared to have barely grown during in the fourth quarter and still followed the same erratic up-and-down pattern that has been in place since late 2001. For 2002 as a whole, however, growth appeared to have registered at approximately 2.6% -- a slow recovery, but a recovery nonetheless. Although the economy is expected to continue to face headwinds ahead, growth is anticipated to be somewhat stronger in 2003 than in 2002.

First-quarter Gross Domestic Product ("GDP")(4) growth was measured at a robust, inventory-driven pace of approximately 5%. Since the 2001 recession was mild by historic measures, the economy still appeared to be operating well below its potential output level and was able to absorb strong growth in the quarter. GDP growth slowed down to 1.1% in the second quarter. Factors contributing to the slowdown included slower consumer spending, a surge in imports, slower inventory adjustment and a decline in state and local government spending. Business investment spending on equipment and software grew in the second quarter for the first time since early 2000.

Amid investors' concerns about reports of fraudulent corporate accounting practices at several high-profile firms and uncertainties about the strength of the U.S. economy, prices of U.S. Treasuries securities benefited from "flight-to-quality" buying as investors sought less-volatile investment alternatives. As the reporting period progressed, questions about the momentum behind an economic recovery lingered in the markets. On November 6, 2002, the Federal Open Market Committee ("FOMC")(5) proceeded to cut the federal funds rate ("fed funds rate")(6) by half a percentage point to a 41-year low of 1.25% after keeping the rate steady for the first 10 months of 2002.

The third quarter was marred by corporate governance scandals and heightened geopolitical risks. The U.S. equity market fell sharply on new fears of a double-dip recession as growing uncertainty was projected into weaker business spending and slower job growth. The requirement during the latter period of 2002 that chief executive officers certify corporate financial statements and anticipation of added fiscal stimulus through more tax cuts triggered a sharp rally in the stock market in the fourth quarter, even as economic growth remained sluggish.

During the first six months of 2002, the earnings and price-momentum models that we use as part of our investment approach, which takes into account estimates for potential upward revisions in corporate earnings, helped mitigate weak performance in the equity component of the Fund. This contributed to the more resilient performance of the Fund's equity component versus the S&P 500 Index (as the equity portion of the Fund retreated less than the S&P 500 Index during this period).

---------------
 1 The performance return cited above does not reflect the reduction of charges and expenses imposed in connection with investing in variable annuity or life contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Fund.
 2 The Lehman Index tracks the performance of the overall bond market and is a broad measure of the performance of government and corporate fixed-rate debt issues. Please note that an investor cannot invest directly in an index.
 3 The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
 4 GDP is a market value of goods and services produced by labor and property in a given country.
 5 The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.
 6 The fed funds rate is the interest rate that banks with excess reserves at a
   Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
                                                                               3
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In the third quarter, concerns over corporate governance led investors to focus on quality of earnings. Our bias toward strong earnings fundamentals helped the Fund outperform the S&P 500 Index during the quarter. However, a speculative rally in low-quality stocks during the fourth quarter hurt the Fund's performance and reduced its margin of outperformance over the S&P 500 Index for the year as a whole. (Note: In contrast to the S&P 500 Index, the Fund includes fixed-income securities.) Overall, our stock selection generated most favorable results in the consumer discretionary and health care sectors, but less favorable performance in the technology sector.

In the consumer discretionary sector, the Fund benefited from its overweighted position relative to the S&P 500 Index in The Procter & Gamble Co. and Apollo Group, Inc., and its underweighted position versus the S&P 500 Index in Clear Channel Communications, Inc. The Procter & Gamble Co. continued to gain business momentum with its new products and aggressive sales initiatives. The stock traded lower during a currency crisis in Argentina and Brazil, but it quickly recovered after several analysts upgraded the stock in consideration of the company's valuation and its diversified client base around the world.

Apollo Group, Inc., which provides higher-education programs for working adults, successfully expanded into new markets with its learning centers and customized training programs. During the past several quarters, the company was able to meet or exceed consensus earnings estimates. As a result, the stock moved higher steadily throughout 2002. Clear Channel Communications, Inc., however, suffered from concerns that growth in radio advertising might be slowing. Amid these concerns and changes in senior management, the company's stock performed poorly.

In the healthcare sector, the Fund's underweighted position in Bristol-Myers Squibb Co. and its overweighted positions in Wellpoint Health Networks, Inc. and Forest Laboratories, Inc. relative to the S&P 500 Index helped the Fund's performance. Forest Laboratories, Inc. benefited from a strong product pipeline with potentially blockbuster therapies in our view. Through the success of several product launches, the company remained highly profitable and generated healthy operating margins. Wellpoint Health Networks, Inc., which operates Blue Cross/Blue Shield health plans, gained share in the national account business through the strength of the national Blue Cross program. Particularly during the third quarter, investors were willing to pay a premium for the company's earnings potential and its upside profit potential via further consolidation within the Blue Cross program. Bristol-Myers Squibb Co. announced that the Securities and Exchange Commission began an inquiry into excess-inventory stocking. The focus of the inquiry was whether the company misled shareholders by improperly inflating sales through excess-inventory stocking.

On the other hand, in the technology sector, the Fund's overweighted positions in Motorola, Inc., Texas Instruments Inc. and Siebel Systems Inc. hurt the Fund's performance. Motorola reduced a significant level of its workforce to compensate for the weak demand of its wireless infrastructure products. The company struggled to divest some of its peripheral products as revenue and profits continued to decline. Similarly, Texas Instruments reported sales and earnings that were below consensus estimates for the final quarter of the year due to sluggish demand for its semiconductor products. Siebel Systems Inc., which develops customer-relationship management software, traded lower due to a drastic reduction in capital expenditure from major corporations. Strong pricing pressure from major software companies led to a significant decline on operating margins and profits.

PORTFOLIO MANAGER MARKET AND FUND OUTLOOK

The possibility of reduced tax rates on dividends and increased allowances for capital losses are expected to be among the key policy issues in the next few weeks. Also, we believe investors will undoubtedly pay attention to financial reports on adjustments to defined benefit pension and employee stock option programs. Although the risks of accounting irregularities have mitigated due to unprecedented scrutiny, geopolitical risks centered on terrorism as well as Iraq and North Korea have intensified. Despite a recent pullback, corporate bond yield spreads(7) (i.e., the difference between yields on corporate bond securities over those on U.S. Treasuries of comparable maturities) have remained high.

We do not believe that the intense risk aversion among investors has derailed the long-term economic recovery, which appears to be progressing gradually and steadily. Nevertheless, investors could face increased market volatility in the next few months as global political events potentially impact oil prices and other economic activities.

---------------
 7 Yield spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.
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The recent recovery in stock prices was led by the performances of lower-quality, higher-risk speculative companies. We have now observed a zig-zag pattern of investor sentiment for several months where bursts of optimism, based on stimulative policy, has alternated with bouts of pessimism, based on prospects of weaker earnings in the short term. It remains to be seen if the current expectation of a continued economic recovery is realized during 2003. We maintain our dual focus on low valuation and rising earnings expectations as key stock-selection parameters during this difficult market environment.

During this period of uncertainty and volatility, we are confident that our dual focus on improving earnings fundamentals and discounted stock valuations will generate results over time, and we continue to screen our research universe of over 1,000 large-cap securities for companies with these two main attributes.

We believe the U.S. economy will improve on a moderate basis in 2003. We anticipate that consumer spending will remain fairly consistent, and that as corporate profits and the economy show improved results, business investment may recover. Although we anticipate that interest rates may rise somewhat in 2003, we expect inflation to remain at relatively benign levels.

Given that prices of bonds typically move inversely to interest rates, we feel that bond prices may therefore come under pressure in anticipation of such a scenario. Despite the aforementioned concerns such as rising interest rates, if inflation levels remained tempered and if no geopolitical events alter our economic outlook, we believe fixed-income securities can offer long-term value on a total return basis as part of a broader, balanced portfolio. Given the recent environment, we are closely watching the course of events in Iraq and other factors that, in our opinion, may potentially influence the direction of interest rates and the U.S. economy.

HIGH YIELD BOND TRUST

INVESTMENT STRATEGY

The High Yield Bond Trust ("Fund") seeks high current income. The Fund normally invests 80% of its assets in below investment-grade bonds and debt securities.(8)

PERFORMANCE REVIEW

For the year ended December 31, 2002, the Fund returned 4.57%.(9) In comparison, the Credit Suisse First Boston Global High Yield Index ("Credit Suisse Index")(10) returned 3.10% for the same period.

PORTFOLIO MANAGER MARKET AND FUND OVERVIEW

The high-yield bond market finished 2002 on an upbeat note, reflecting strong capital inflows and sparse supplies of new issues to the primary market. Many of the highest returns appeared in the bottom-tier/distressed category of the credit markets. Investors bid up many of the issues that they had previously shunned. The top-performing corporate issues (in terms of industry) were telecommunications (wireless communications) and utilities, with a significant portion of supply coming via the "fallen angel" market (i.e., those issues that were in investment-grade territory and had fallen into the high-yield universe). The volume of fallen angels in 2002 is expected to be a major catalyst in the continued growth of the high-yield market.

When the reporting period began, encouraging economic data and large amount of inflows of capital into high-yield mutual funds helped drive the high-yield market higher, despite increased market volatility that ensued following reports of bankruptcies in the corporate sector and corporate integrity concerns. However, the rally proved short-lived as additional reported discoveries of fraudulent accounting practices at several high-profile companies and earnings restatements further weakened investor sentiment. In June, investors' concerns about additional reports of accounting improprieties at some corporations contributed to a yet steeper decline in the high-yield market in June.

---------------
  8 High yield bonds (e.g., non-investment-grade) are subject to additional risks such as the increased risk of default because of the lower credit quality of the issues.
  9 The performance return cited above does not reflect the reduction of charges and expenses imposed in connection with investing in variable annuity or life contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Fund.
 10 The Credit Suisse Index is a measure of performance of a broad universe of high-yield fixed-income securities. Please note that an investor cannot invest directly in an index.
                                                                               5
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As the period progressed, an equity market rally, forecasts of interest rate cuts, declining default rate, bargain hunting for oversold securities and positive flows of capital into mutual funds fueled the high-yield market. Nevertheless, investors remained cautious due to the lack of business spending, low consumer confidence readings, the possibility of war with Iraq and company-specific problems. During this final quarter of 2002, a combination of catalysts, including an equity market rally, improvement in economic data, among other factors, helped improve investor sentiment, and the high-yield market gain momentum.

PORTFOLIO MANAGER MARKET AND FUND OUTLOOK

Although the performance of the high-yield market during the final quarter of 2002 was positive, we continue to believe that it is essential to maintain a strict credit discipline and reject issues that offer slightly higher yields but represent greater credit risk than the broader market. We remain optimistic that we will find opportunities that offer potential long-term values, and we will continue to use our analytical skills to seek out issues with sound fundamentals.

CAPITAL APPRECIATION FUND

INVESTMENT STRATEGY

The Capital Appreciation Fund ("Fund") seeks growth of capital. The Fund normally invests at least 65% of its total assets in equity securities of issuers of any size in any industry.

PERFORMANCE REVIEW

For the year ended December 31, 2002, the Fund returned negative 25.09%.(11) In comparison, the S&P 500 Index returned negative 22.09% and the Russell 2000 Index ("Russell Index")(12) returned negative 20.48% for the same period.

PORTFOLIO MANAGER MARKET AND FUND OVERVIEW

During the last six months of 2002, equity markets reversed their downward trend with a two-month rally over October and November. The boost was short-lived, however, as rising unemployment, higher oil prices and lackluster retail sales sent the markets into a holiday lull. Other issues that affected the outlook for stocks included the ever-widening corporate accounting and integrity scandals, the escalating war on terrorism and the anticipated war in Iraq. These three issues dominated the headlines, resulting in a continued erosion of the public's confidence in the financial markets. Against this backdrop, we have continued to cautiously diversify(13) the Fund's investments in the equity universe within the Fund's parameters.

The Fund's underperformance as compared to the S&P 500 Index was primarily a result of its overweighted position relative to the S&P 500 Index in healthcare services and its underweighted position in the telecommunications and technology sectors relative to the S&P 500 Index. In short, the market's renewed preference for stock of companies with more cyclical upside potential worked against the Fund.

As investors rotated into technology in October and November, we believe they failed to take notice of many healthcare stocks, including Cardinal Health, Inc. and United American Healthcare Corp. (Both stocks have been held in the Fund during the reporting period.) Cardinal Health, Inc. ranks among the world's largest distributors of name-brand and generic pharmaceuticals. We like its business because we believe it is an effective proxy for the increased consumption of pharmaceuticals by an aging population and has a history of providing consistent operating returns, although past performance does not guarantee future results. United American Healthcare continues to profitably grow its enrollment in a geographically diverse collection of healthcare plans, while also managing its own networks' healthcare costs. United American Healthcare has used its profitability to expand its business and return cash to shareholders by repurchasing its shares in the open market.

---------------
11 The performance return cited above does not reflect the reduction of charges and expenses imposed in connection with investing in variable annuity and life contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Fund.
12 The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.
13 Diversification does not assure against market losses.
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Though down slightly for the period, Bank of America Corp. has done an excellent job of managing the quality of its loan portfolio during this economic downturn. Its continued focus on integrating past acquisitions, a back-to-basics approach with its retail customers and judicious management of its expense structure has enabled it to become the fifth most profitable company in the country. Like United American Healthcare, it has used this profitability to continue to grow its business while, at the same time, demonstrating high regard for its shareholders by returning capital to them via an aggressive share repurchase program.

Contributing to the Fund's performance was QUALCOMM, Inc. QUALCOMM, Inc. is the inventor of "CDMA" wireless technology, which it licenses to cell phone and infrastructure manufacturers around the world. We believe that CDMA is gaining in stature and that the market for CDMA technologies in general may be larger than first thought by many investors.

We initiated several new investments, including online auctioneer eBay Inc., whose business continues to grow at a rapid pace. On any given day there are more than 12 million auctions taking place on eBay in over 15 broad categories. eBay has become part of the lexicon and has established itself as an increasingly credible medium for individuals and companies looking to buy or sell both new and used goods and services. Autos alone have become a multibillion-dollar business, with a car reportedly being sold every six minutes via eBay. The virtual nature of the service combined with its scale economics has enabled eBay to profitably expand both domestically and globally.

Those stocks held in the Fund during the period that dropped in value during the year included The Home Depot Inc. (consumer discretionary industry), Wells Fargo & Co. (financial) and AmerisourceBergen Corp. (healthcare). While the drug-distribution company Amerisource-Bergen was negatively impacted with the overall life-sciences sector, the company was also hurt as a result of softening top-line growth. During the fourth quarter, the stock of Electronic Arts Inc. also detracted from the Fund's results, declining with stock of other videogame makers. More than half of annual videogame sales generally takes place during the holidays (e.g., at the end of the year). Holiday sales in the fourth quarter of 2002, however, were weaker than expected.

Finally, we purchased more stock than we sold in the Fund during the period, and the Fund's cash position is smaller than it was earlier in 2002. We want to emphasize that the Fund's cash position is a residual of our investment process, and not a macro call on "the market," as some have speculated. Simply put, when we find companies that we believe have improving businesses, impressive financial models and managerial integrity that are trading at compelling valuations, we will invest the Fund's cash. When we are not convinced that these characteristics exist, we are content to wait patiently and continue our search.

PORTFOLIO MANAGER MARKET AND FUND OUTLOOK

The market's move toward generic drugs has sparked controversy among investors. Some believe the market will focus on a slight decrease in revenue growth, because generic drugs are cheaper than their branded peers. If the market follows this train of thought, companies like Cardinal Health, Inc. could suffer. However, others believe the market will see through weaker top-line growth to the higher profit margins and better gross profitability associated with generic drugs, which, therefore, may potentially send these stocks higher. While we tend toward the latter argument, we are wading in slowly and will continue to monitor this tug-of-war.

No recent discussion of the Fund would be complete without an update on our investment in AOL Time Warner Inc. The controversy surrounding AOL Time Warner is generally limited to the AOL division and, to our way of thinking, is somewhat quantifiable. There has been a significant housecleaning at the AOL division. Meanwhile, the other components of AOL Time Warner's business continue to perform at near-record levels. HBO, CNN, TNT, Warner Bros. Filmed Entertainment and Time Warner Cable all continue to meet and/or exceed our expectations. We believe that AOL Time Warner has one of the best collections of media assets, but this situation remains fluid.

Although the Fund's absolute performance for the year remained weak, it improved dramatically from lower levels over the period. We are encouraged by signs that we are beginning to turn the corner.

MONEY MARKET PORTFOLIO

INVESTMENT STRATEGY

The Money Market Portfolio ("Fund") seeks to provide investors with high current return, preservation of capital and liquidity. The Fund is a "money market" fund that invests in high-quality U.S. dollar-denominated money market instruments. Eligible securities must have a remaining maturity of 13 months or less (subject to certain exceptions).
                                                                               7
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Please note that your investment is neither insured nor guaranteed by the
Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund or the Fund could underperform other short-term debt instruments or money-market funds.

PERFORMANCE REVIEW

As of December 31, 2002, the Fund's seven-day current yield was 0.99% and its seven-day effective yield,(14) which reflects compounding, was 1.00%.

PORTFOLIO MANAGER MARKET AND FUND OVERVIEW

The U.S. economy remained vulnerable to shocks and deterioration in the labor market. Businesses intent on restoring profit margins have tried to control costs by trimming head count.

The fourth quarter was tormented by a period of high uncertainty and a sluggish economic environment. Although real GDP for the third quarter had indicated that economic growth accelerated to 4.0%, up from the 1.3% pace during the second quarter, many economists anticipate that the current environment and inconsistent demand will produce near-flat real GDP results in the fourth quarter. This downward trend in GDP reflects the relentless slew of weak economic data that has been released over recent months.

Manufacturing has lost much of its early-year momentum as a result of the softening of consumer demand and cautious approach from businesses about new orders and production. Consequently, for most of the quarter, a purchasing managers index of the Institute for Supply Management ("ISM") remained below 50, indicating a contraction in manufacturing activity. Surprisingly, the rebound in the ISM to 54.7% in December implied an increase in factory output. In November, the unemployment rate increased to 6.00%, returning to its cyclical high recorded in April 2002.

PORTFOLIO MANAGER MARKET AND FUND OUTLOOK

We will continue to monitor the ISM index to help us determine if an upward trend in manufacturing activity has begun. The approach in the portfolio's management will be to maintain a 30-45 day average life weighting (i.e., in terms of maturities). We believe that the U.S. economy may be vulnerable to potential shocks that include a possible spike in oil prices, impending military action in Iraq, further deterioration in the labor market, and renewed terrorism activity in the United States. Any of these events could throw the economy off balance. Therefore, we believe that short-term interest rates are likely to remain unusually low for an extended period of time, as we feel that the U.S. Federal Reserve Board officials will err on the side of monetary accommodation.

Given these considerations, we do not foresee short-term interest rates rising until the fourth quarter of 2003. Hence, given our expectations, we anticipate that money market rates will remain relatively flat throughout 2003. For the year ended December 31, 2002, the Fund returned 1.39%(15) and had an average life of approximately 28 days.

---------------
14 The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Portfolio or the Class is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.
15 The performance return cited above does not reflect the reduction of charges and expenses imposed in connection with investing in variable annuity or life contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Fund.
 8

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- MANAGED ASSETS TRUST AS OF 12/31/02 (UNAUDITED)


            AVERAGE ANNUAL TOTAL RETURNS
            ----------------------------
    Year Ended 12/31/02                    (8.60)%
    Five Years Ended 12/31/02               3.44
    Ten Years Ended 12/31/02                8.30



              CUMULATIVE TOTAL RETURN
              ------------------------
    12/31/92 through 12/31/02             122.03%




This chart assumes an initial investment of $10,000 made on December 31, 1992, assuming reinvestment of dividends, through December 31, 2002. The Lehman Brothers Government/Credit Bond Index, formerly known as Lehman Brothers Government/Corporate Bond Index is a weighted composite of the Lehman Brothers Government Bond Index, which is a broad-based index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years and the Lehman Brothers Credit Bond Index, formerly known as Lehman Brothers Corporate Bond Index, which is comprised of all public fixed-rate non-convertible investment grade domestic corporate debt, excluding collateralized mortgage obligations. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets.
[MANAGED ASSETS TRUST LINE GRAPH]

                                                                 LEHMAN BROTHERS
                                                                GOVERNMENT/CREDIT
                                        MANAGED ASSETS TRUST        BOND INDEX        CONSUMER PRICE INDEX      S&P 500 INDEX
                                        --------------------    -----------------     --------------------      -------------
12/92                                          10000                  10000                  10000                  10000
12/93                                          10933                  11103                  10275                  11005
12/94                                          10688                  10713                  10550                  11150
12/95                                          13586                  12775                  10818                  13594
12/96                                          15458                  13145                  11176                  16714
12/97                                          18753                  14428                  11366                  22290
12/98                                          22774                  15794                  11548                  28696
12/99                                          26012                  15102                  11893                  34731
12/00                                          25592                  16891                  12296                  31570
12/01                                          24292                  18329                  12487                  27820
12/02                                          22203                  20352                  12784                  21673

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- HIGH YIELD BOND TRUST AS OF 12/31/02 (UNAUDITED)


            AVERAGE ANNUAL TOTAL RETURNS
            ----------------------------
    Year Ended 12/31/02                     4.57%
    Five Years Ended 12/31/02               5.18
    Ten Years Ended 12/31/02                8.51



              CUMULATIVE TOTAL RETURN
              ------------------------
    12/31/92 through 12/31/02             126.30%







This chart assumes an initial investment of $10,000 made on December 31, 1992, assuming reinvestment of dividends, through December 31, 2002. The Lehman Brothers Aggregate Bond Index, an unmanaged index, is composed of the Lehman Brothers Intermediate Government/Credit Bond Index, formerly known as Lehman Brothers Intermediate Government/Corporate Bond Index and the Mortgage Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services. The Credit Suisse First Boston Global High Yield Index is a broad-based market measure of high-yield bonds, commonly known as "junk bonds." [HIGH YIELD BOND TRUST LINE GRAPH]

                                                                                                             CREDIT SUISSE FIRST
                                                                 LEHMAN BROTHERS                              BOSTON GLOBAL HIGH
                                       HIGH YIELD BOND TRUST   AGGREGATE BOND INDEX   CONSUMER PRICE INDEX       YIELD INDEX
                                       ---------------------   --------------------   --------------------   -------------------
12/92                                          10000                  10000                  10000                  10000
12/93                                          11401                  10975                  10275                  11562
12/94                                          11257                  10655                  10550                  11540
12/95                                          12998                  12623                  10818                  13696
12/96                                          15084                  13082                  11176                  15164
12/97                                          17583                  14344                  11366                  17079
12/98                                          18736                  15590                  11548                  17129
12/99                                          19564                  15463                  11893                  17890
12/00                                          19753                  17261                  12296                  17273
12/01                                          21640                  18720                  12487                  18274
12/02                                          22630                  20640                  12784                  18842

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- CAPITAL APPRECIATION FUND AS OF 12/31/02 (UNAUDITED)


            AVERAGE ANNUAL TOTAL RETURNS
            ----------------------------
    Year Ended 12/31/02                   (25.09)%
    Five Years Ended 12/31/02               1.42
    Ten Years Ended 12/31/02               10.00



              CUMULATIVE TOTAL RETURN
              ------------------------
    12/31/92 through 12/31/02             159.45%




This chart assumes an initial investment of $10,000 made on December 31, 1992, assuming reinvestment of dividends, through December 31, 2002. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitaled U.S. domiciled companies with less than average growth orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

[CAPITAL APPRECIATION FUND LINE GRAPH]

                                        CAPITAL APPRECIATION
                                                FUND              S&P 500 INDEX        RUSSELL 2000 INDEX    CONSUMER PRICE INDEX
                                        --------------------      -------------        ------------------    --------------------
12/92                                          10000                  10000                  10000                  10000
12/93                                          11554                  11005                  11888                  10275
12/94                                          10961                  11150                   4933                  10550
12/95                                          14947                  13594                   6337                  10818
12/96                                          19163                  16714                   7382                  11176
12/97                                          24173                  22290                   9033                  11366
12/98                                          39070                  28696                   8803                  11548
12/99                                          59979                  34731                  10674                  11893
12/00                                          46857                  31570                  10352                  12296
12/01                                          34634                  27820                  10617                  12487
12/02                                          25945                  21673                   8443                  12784

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 2002

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCK -- 57.5%
-----------------------------------------------------------------------------------------------------
ADVERTISING -- 0.1%
         3,348           Omnicom Group Inc. .........................................    $    216,281
-----------------------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 1.4%
        21,143           The Boeing Co. .............................................         697,507
         5,100           General Dynamics Corp. .....................................         404,787
         3,187           Goodrich Corp. .............................................          58,386
        19,300           Honeywell International Inc. ...............................         463,200
        11,454           Lockheed Martin Corp. ......................................         661,469
         3,100           Northrop Grumman Corp. .....................................         300,700
        11,000           Raytheon Co. ...............................................         338,250
         8,322           United Technologies Corp. ..................................         515,465
-----------------------------------------------------------------------------------------------------
                                                                                            3,439,764
-----------------------------------------------------------------------------------------------------
AIRLINES -- 0.1%
        21,100           Southwest Airlines Co. .....................................         293,290
-----------------------------------------------------------------------------------------------------
AUTOMOTIVE -- 0.4%
         4,633           Dana Corp. .................................................          54,484
        27,387           Ford Motor Co. .............................................         254,699
        19,086           General Motors Corp. .......................................         703,510
-----------------------------------------------------------------------------------------------------
                                                                                            1,012,693
-----------------------------------------------------------------------------------------------------
BANKS -- 4.4%
        31,998           Bank of America Corp. ......................................       2,226,101
        13,026           The Bank of New York Co., Inc. .............................         312,103
        26,795           Bank One Corp. .............................................         979,357
         4,621           BB&T Corp. .................................................         170,931
         3,934           Capital One Financial Corp. ................................         116,918
         1,269           Comerica Inc. ..............................................          54,872
         6,023           Fifth Third Bancorp.........................................         352,647
        23,462           FleetBoston Financial Corp. ................................         570,127
         6,001           Golden West Financial Corp. ................................         430,932
         7,072           Mellon Financial Corp. .....................................         184,650
        20,483           National City Corp. ........................................         559,596
         4,463           Northern Trust Corp. .......................................         156,428
         5,782           PNC Financial Services Group................................         242,266
        21,880           Providian Financial Corp. (a)...............................         142,001
         4,400           Regions Financial Corp. ....................................         146,784
         6,204           SouthTrust Corp. ...........................................         154,169
         5,283           SunTrust Banks, Inc.........................................         300,708
         6,421           Synovus Financial Corp. ....................................         124,567
        29,491           U.S. Bancorp................................................         625,799
        18,983           Wachovia Corp. .............................................         691,741
        25,296           Washington Mutual, Inc. ....................................         873,471
        34,956           Wells Fargo & Co. ..........................................       1,638,388
-----------------------------------------------------------------------------------------------------
                                                                                           11,054,556
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 0.6%
         1,877           AmerisourceBergen Corp. ....................................    $    101,940
        31,241           Amgen Inc. (a)..............................................       1,510,190
-----------------------------------------------------------------------------------------------------
                                                                                            1,612,130
-----------------------------------------------------------------------------------------------------
BROADCASTING AND CABLE TELEVISION -- 0.9%
        13,526           Clear Channel Communications, Inc. (a)......................         504,385
        23,381           Comcast Corp., Class A Shares (a)...........................         551,090
        19,300           Comcast Corp., Special Class A Shares (a)...................         435,987
        40,327           The Walt Disney Co. ........................................         657,733
-----------------------------------------------------------------------------------------------------
                                                                                            2,149,195
-----------------------------------------------------------------------------------------------------
BUILDING/CONSTRUCTION -- 0.3%
         5,166           Centex Corp. ...............................................         259,333
         1,600           KB HOME.....................................................          68,560
        12,565           Masco Corp. ................................................         264,493
         1,554           Pulte Homes, Inc. ..........................................          74,390
-----------------------------------------------------------------------------------------------------
                                                                                              666,776
-----------------------------------------------------------------------------------------------------
CASINOS AND GAMING -- 0.2%
         9,108           Harrah's Entertainment, Inc. (a)............................         360,677
         5,893           MGM MIRAGE (a)..............................................         194,292
-----------------------------------------------------------------------------------------------------
                                                                                              554,969
-----------------------------------------------------------------------------------------------------
CHEMICALS -- 0.8%
         8,000           Air Products & Chemicals, Inc. .............................         342,000
        15,042           The Dow Chemical Co. .......................................         446,747
        16,422           E.I. du Pont de Nemours & Co. ..............................         696,293
         3,800           Eastman Chemical Co. .......................................         139,726
         3,610           Monsanto Co. ...............................................          69,493
         3,020           PPG Industries, Inc. .......................................         151,453
         2,600           Praxair, Inc. ..............................................         150,202
         3,500           Rohm & Haas Co. ............................................         113,680
-----------------------------------------------------------------------------------------------------
                                                                                            2,109,594
-----------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES AND SUPPLIES -- 1.0%
        10,540           Automatic Data Processing, Inc. ............................         413,695
         4,600           Avery Dennison Corp. .......................................         280,968
        18,666           Cendant Corp. (a)...........................................         195,620
        11,700           Concord EFS, Inc. (a).......................................         184,158
        17,519           First Data Corp. ...........................................         620,348
         7,537           Fiserv, Inc. (a)............................................         255,881
         6,050           Paychex, Inc................................................         168,795
        12,413           Waste Management Inc. ......................................         284,506
-----------------------------------------------------------------------------------------------------
                                                                                            2,403,971
-----------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 1.3%
        88,509           Avaya Inc. (a)..............................................         216,847
       139,459           Cisco Systems, Inc. (a).....................................       1,826,913
        65,786           Lucent Technologies Inc. (a)................................          82,890

                       SEE NOTES TO FINANCIAL STATEMENTS.
 12

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 1.3% (CONTINUED)
        62,154           Motorola, Inc. .............................................    $    537,632
        13,781           QUALCOMM, Inc. (a)..........................................         501,491
        13,857           Scientific-Atlanta, Inc. ...................................         164,344
-----------------------------------------------------------------------------------------------------
                                                                                            3,330,117
-----------------------------------------------------------------------------------------------------
COMPUTER SERVICES -- 0.8%
        87,000           AOL Time Warner Inc. (a)....................................       1,139,700
         8,200           Computer Sciences Corp. (a).................................         282,490
        25,747           Electronic Data Systems Corp. ..............................         474,517
        19,515           Unisys Corp. (a)............................................         193,199
-----------------------------------------------------------------------------------------------------
                                                                                            2,089,906
-----------------------------------------------------------------------------------------------------
COMPUTERS AND PERIPHERALS -- 2.2%
        50,500           Dell Computer Corp. (a).....................................       1,350,370
        68,555           EMC Corp. (a)...............................................         420,928
        57,439           Hewlett Packard Co. ........................................         997,141
        29,505           International Business Machines Corp. ......................       2,286,638
         4,512           Lexmark International, Inc. (a).............................         272,976
        81,792           Sun Microsystems, Inc. (a)..................................         254,373
-----------------------------------------------------------------------------------------------------
                                                                                            5,582,426
-----------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS AND SERVICES -- 1.8%
         5,672           Alberto-Culver Co., Class B Shares..........................         285,869
         1,614           The Black & Decker Corp. ...................................          69,224
         7,044           Colgate-Palmolive Co. ......................................         369,317
         4,801           Eastman Kodak Co. ..........................................         168,227
        12,499           The Gillette Co. ...........................................         379,470
        13,306           Leggett & Platt, Inc. ......................................         298,587
         8,890           Maytag Corp. ...............................................         253,365
         5,144           McKesson Corp. .............................................         139,042
        11,082           Newell Rubbermaid Inc. .....................................         336,117
        25,682           The Procter & Gamble Co. ...................................       2,207,111
-----------------------------------------------------------------------------------------------------
                                                                                            4,506,329
-----------------------------------------------------------------------------------------------------
CONTAINERS AND PACKAGING -- 0.3%
         3,858           Ball Corp. .................................................         197,491
        14,555           Pactiv Corp. (a)............................................         318,172
         6,146           Sealed Air Corp. (a)........................................         229,246
-----------------------------------------------------------------------------------------------------
                                                                                              744,909
-----------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 4.6%
        37,820           American Express Co. .......................................       1,336,937
        40,831           Charles Schwab Corp. .......................................         443,016
         7,253           Countrywide Financial Corp. ................................         374,618
        21,813           Fannie Mae..................................................       1,403,230
        17,190           Freddie Mac.................................................       1,015,070
        10,528           The Goldman Sachs Group, Inc. ..............................         716,957
         8,366           H&R Block, Inc. ............................................         336,313
        15,313           Household International, Inc. ..............................         425,855

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 4.6% (CONTINUED)
        41,477           J.P. Morgan Chase & Co. ....................................    $    995,448
         7,558           Lehman Brothers Holdings Inc. ..............................         402,766
        41,956           MBNA Corp. .................................................         798,003
        30,051           Merrill Lynch & Co., Inc. ..................................       1,140,435
         7,335           Moody's Corp. ..............................................         302,862
        19,314           Morgan Stanley..............................................         771,015
         4,366           SLM Corp. ..................................................         453,453
         5,820           State Street Corp. .........................................         226,980
        13,249           Union Planters Corp. .......................................         372,827
-----------------------------------------------------------------------------------------------------
                                                                                           11,515,785
-----------------------------------------------------------------------------------------------------
ELECTRONIC INSTRUMENTS AND CONTROLS -- 0.2%
         4,399           Eaton Corp. ................................................         343,606
        32,893           Sanmina-SCI Corp. (a).......................................         147,690
-----------------------------------------------------------------------------------------------------
                                                                                              491,296
-----------------------------------------------------------------------------------------------------
ENERGY -- 3.5%
         1,835           Amerada Hess Corp. .........................................         101,017
         5,200           Anadarko Petroleum Corp. ...................................         249,080
         3,080           Apache Corp. ...............................................         175,529
        12,013           Baker Hughes Inc. ..........................................         386,698
         7,500           Burlington Resources Inc. ..................................         319,875
        18,414           ChevronTexaco Corp. ........................................       1,224,163
        11,958           ConocoPhillips..............................................         578,648
         2,798           Devon Energy Corp. .........................................         128,428
       119,802           Exxon Mobil Corp. ..........................................       4,185,882
        17,893           Halliburton Co. ............................................         334,778
         6,224           Marathon Oil Corp. .........................................         132,509
         6,700           Occidental Petroleum Corp. .................................         190,615
         8,938           Schlumberger Ltd. ..........................................         376,200
         7,657           Transocean Inc. (a).........................................         177,642
         7,200           Unocal Corp. ...............................................         220,176
-----------------------------------------------------------------------------------------------------
                                                                                            8,781,240
-----------------------------------------------------------------------------------------------------
FOOD AND BEVERAGE -- 2.7%
         5,290           Adolph Coors Co., Class B Shares............................         324,013
        19,888           Anheuser-Busch Cos., Inc. ..................................         962,579
        44,105           The Coca-Cola Co. ..........................................       1,932,681
         7,994           Coca-Cola Enterprises Inc. .................................         173,630
         9,614           ConAgra Foods, Inc. ........................................         240,446
         6,330           Hershey Foods Corp. ........................................         426,895
        12,598           The Kellogg Co. ............................................         431,733
        14,074           The Pepsi Bottling Group, Inc. .............................         361,702
        29,505           PepsiCo, Inc. ..............................................       1,245,701
        11,891           Sysco Corp. ................................................         354,233
        17,515           Tyson Foods, Inc., Class A Shares...........................         196,518
-----------------------------------------------------------------------------------------------------
                                                                                            6,650,131
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 14

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
HEALTHCARE -- 1.6%
         7,885           Bausch & Lomb Inc. .........................................    $    283,860
         9,800           Baxter International Inc. ..................................         274,400
        12,663           Biomet, Inc. ...............................................         362,921
         7,364           Boston Scientific Corp. (a).................................         313,117
        10,629           Cardinal Health, Inc. ......................................         629,130
         9,307           Caremark Rx, Inc. (a).......................................         151,239
         4,898           Guidant Corp. (a)...........................................         151,103
        15,420           HCA Inc. ...................................................         639,930
        21,393           Medtronic, Inc. ............................................         975,521
         3,121           Varian Medical Systems, Inc. (a)............................         154,802
-----------------------------------------------------------------------------------------------------
                                                                                            3,936,023
-----------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 2.6%
         6,875           3M Co. .....................................................         847,688
         4,685           Emerson Electric Co.........................................         238,232
       179,878           General Electric Co. .......................................       4,380,029
         5,283           Johnson Controls, Inc. .....................................         423,538
35,733........           Tyco International Ltd. ....................................         610,320
-----------------------------------------------------------------------------------------------------
                                                                                            6,499,807
-----------------------------------------------------------------------------------------------------
INSURANCE -- 3.0%
         2,611           Aetna Inc. .................................................         107,364
         4,573           AFLAC Inc. .................................................         137,739
        20,333           The Allstate Corp. .........................................         752,118
        12,134           Ambac Financial Group, Inc. ................................         682,416
        44,474           American International Group, Inc. .........................       2,572,821
         6,071           Lincoln National Corp. .....................................         191,722
         4,102           Marsh & McLennan Cos., Inc. ................................         189,553
        14,176           MetLife, Inc. ..............................................         383,319
         6,802           MGIC Investment Corp. ......................................         280,923
         8,798           The PMI Group, Inc. ........................................         264,292
         4,890           The Progressive Corp. ......................................         242,691
        10,246           Prudential Financial, Inc. .................................         325,208
        10,464           Torchmark Corp. ............................................         382,250
         7,679           UnitedHealth Group, Inc. ...................................         641,197
         4,459           Wellpoint Health Networks, Inc. (a).........................         317,302
-----------------------------------------------------------------------------------------------------
                                                                                            7,470,915
-----------------------------------------------------------------------------------------------------
LEISURE -- 0.7%
         2,692           Harley-Davidson Inc. .......................................         124,370
        18,400           Mattel, Inc. ...............................................         352,360
        31,079           Viacom Inc., Class B Shares (a).............................       1,266,780
-----------------------------------------------------------------------------------------------------
                                                                                            1,743,510
-----------------------------------------------------------------------------------------------------
LODGING -- 0.1%
         9,078           Marriott International Inc., Class A Shares.................         298,394
-----------------------------------------------------------------------------------------------------
MACHINERY -- 0.1%
         6,388           Deere & Co. ................................................         292,890
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
MANUFACTURING -- 0.2%
         8,183           Fortune Brands, Inc. .......................................    $    380,591
-----------------------------------------------------------------------------------------------------
METALS AND MINING -- 0.3%
        15,940           Alcoa Inc. .................................................         363,113
         7,010           Newmont Mining Corp. .......................................         203,500
         2,270           Nucor Corp. ................................................          93,751
-----------------------------------------------------------------------------------------------------
                                                                                              660,364
-----------------------------------------------------------------------------------------------------
MISCELLANEOUS CAPITAL GOODS -- 0.3%
         5,335           Illinois Tool Works Inc. ...................................         346,028
         7,049           Ingersoll-Rand Co., Ltd. ...................................         303,530
-----------------------------------------------------------------------------------------------------
                                                                                              649,558
-----------------------------------------------------------------------------------------------------
PAPER AND FORESTRY PRODUCTS -- 0.5%
         6,300           Georgia Pacific Corp. ......................................         101,808
        13,502           International Paper Co. ....................................         472,165
         6,656           Kimberly-Clark Corp. .......................................         315,960
         5,800           Temple-Inland Inc. .........................................         259,898
         3,635           Weyerhaeuser Co. ...........................................         178,878
-----------------------------------------------------------------------------------------------------
                                                                                            1,328,709
-----------------------------------------------------------------------------------------------------
PHARMACEUTICALS -- 6.1%
        27,927           Abbott Laboratories.........................................       1,117,080
        39,572           Bristol-Myers Squibb Co. ...................................         916,092
        18,482           Eli Lilly & Co. ............................................       1,173,607
         7,301           Forest Laboratories, Inc. (a)...............................         717,104
        57,830           Johnson & Johnson...........................................       3,106,049
        11,400           King Pharmaceuticals, Inc. (a)..............................         195,966
        40,009           Merck & Co. Inc. ...........................................       2,264,909
       110,717           Pfizer Inc. ................................................       3,384,619
        21,167           Pharmacia Corp. ............................................         884,781
        26,235           Schering-Plough Corp. ......................................         582,417
        23,816           Wyeth.......................................................         890,718
-----------------------------------------------------------------------------------------------------
                                                                                           15,233,342
-----------------------------------------------------------------------------------------------------
PRINTING AND PUBLISHING -- 0.1%
         3,432           Gannett Co., Inc. ..........................................         246,418
         2,318           Tribune Co. ................................................         105,376
-----------------------------------------------------------------------------------------------------
                                                                                              351,794
-----------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 0.1%
         8,403           Equity Office Properties Trust..............................         209,907
         6,066           Equity Residential Properties Trust.........................         149,102
-----------------------------------------------------------------------------------------------------
                                                                                              359,009
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 16

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
RETAIL -- 4.4%
         4,428           AutoZone, Inc. (a)..........................................    $    312,838
        12,107           Bed Bath & Beyond Inc. (a)..................................         418,055
         6,782           Costco Wholesale Corp. (a)..................................         190,303
3,098.........           Dillard's Inc. .............................................          49,134
         3,728           eBay Inc. (a)...............................................         252,833
         3,599           Federated Department Stores, Inc. (a).......................         103,507
        18,803           The Gap, Inc. ..............................................         291,823
        41,083           The Home Depot, Inc. .......................................         984,349
        10,358           Kohl's Corp. (a)............................................         579,530
        10,935           Kroger Co. (a)..............................................         168,946
        26,317           Limited Brands..............................................         366,596
        19,870           Lowes Cos., Inc. ...........................................         745,125
        15,627           McDonald's Corp. ...........................................         251,282
         7,824           Safeway, Inc. (a)...........................................         182,769
        24,826           Staples, Inc. (a)...........................................         454,316
         9,399           SUPERVALU Inc. .............................................         155,177
        14,085           Target Corp. ...............................................         422,550
        84,097           Wal-Mart Stores, Inc. ......................................       4,247,739
        19,991           Walgreen Co. ...............................................         583,537
        11,540           Yum! Brands, Inc. (a).......................................         279,499
-----------------------------------------------------------------------------------------------------
                                                                                           11,039,908
-----------------------------------------------------------------------------------------------------
SCHOOLS -- 0.2%
         8,576           Apollo Group, Inc., Class A Shares (a)......................         377,344
-----------------------------------------------------------------------------------------------------
SEMICONDUCTORS -- 1.5%
        12,722           Altera Corp. (a)............................................         156,862
         7,090           Analog Devices Inc. (a).....................................         169,238
        31,052           Applied Materials, Inc. (a).................................         404,607
       119,644           Intel Corp. ................................................       1,862,857
         3,456           KLA-Tencor Corp. (a)........................................         122,239
         5,688           Linear Technology, Inc. ....................................         146,295
         4,810           Maxim Integrated Products, Inc. ............................         158,922
        10,765           Micron Technology, Inc. (a).................................         104,851
        15,174           National Semiconductor Corp. (a)............................         227,762
        30,231           Texas Instruments Inc. .....................................         453,767
-----------------------------------------------------------------------------------------------------
                                                                                            3,807,400
-----------------------------------------------------------------------------------------------------
SOFTWARE -- 2.7%
        14,853           Adobe Systems Inc. .........................................         368,369
        17,468           Computer Associates International Inc. .....................         235,818
         3,787           Intuit Inc. (a).............................................         177,686
        96,604           Microsoft Corp. (a).........................................       4,994,427
       100,649           Oracle Corp. (a)............................................       1,087,009
-----------------------------------------------------------------------------------------------------
                                                                                            6,863,309
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
TELECOMMUNICATION -- 2.5%
        11,369           ALLTEL Corp. ...............................................    $    579,819
        14,455           AT&T Corp. .................................................         377,420
        81,535           AT&T Wireless Services Inc. (a).............................         460,673
        35,993           BellSouth Corp. ............................................         931,139
         2,804           CenturyTel Inc. ............................................          82,381
        60,726           SBC Communications Inc. ....................................       1,646,282
        26,196           Sprint Corp. -- FON Group...................................         379,318
        48,874           Verizon Communications Inc. ................................       1,893,868
-----------------------------------------------------------------------------------------------------
                                                                                            6,350,900
-----------------------------------------------------------------------------------------------------
TEXTILES/APPAREL -- 0.2%
         1,591           NIKE Inc., Class B Shares...................................          70,752
         2,809           Reebok International, Ltd. .................................          82,585
         9,137           V.F. Corp. .................................................         329,389
-----------------------------------------------------------------------------------------------------
                                                                                              482,726
-----------------------------------------------------------------------------------------------------
TOBACCO -- 0.6%
        37,191           Philip Morris Cos. Inc.+ ...................................       1,507,351
-----------------------------------------------------------------------------------------------------
TRANSPORTATION -- 0.7%
         8,357           FedEx Corp. ................................................         453,117
         4,407           Union Pacific Corp. ........................................         263,847
        15,424           United Parcel Service, Inc., Class B Shares.................         972,946
-----------------------------------------------------------------------------------------------------
                                                                                            1,689,910
-----------------------------------------------------------------------------------------------------
UTILITIES -- 1.4%
        14,998           CenterPoint Energy Inc. ....................................         127,483
         5,827           Dominion Resources Inc. ....................................         319,902
        16,300           Duke Energy Co. ............................................         318,502
         6,022           Edison International (a)....................................          71,361
        10,864           Entergy Corp. ..............................................         495,290
        11,659           Exelon Corp. ...............................................         615,245
         2,200           Firstenergy Corp. ..........................................          72,534
         9,327           Kinder Morgan, Inc. ........................................         394,252
        50,075           Mirant Corp. (a)............................................          94,642
        13,004           Questar Corp. ..............................................         361,771
        22,438           The Southern Co. ...........................................         637,015
-----------------------------------------------------------------------------------------------------
                                                                                            3,507,997
-----------------------------------------------------------------------------------------------------
                         TOTAL COMMON STOCK (Cost -- $168,817,916)...................     144,037,109
-----------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 3.8%
-----------------------------------------------------------------------------------------------------
AUTOMOTIVE -- 1.2%
        36,000           Ford Motor Co. Capital Trust II, 6.500% Cumulative..........       1,470,600
        72,000           General Motors Corp., 5.250%, Series B, Sr. Debentures......       1,663,200
-----------------------------------------------------------------------------------------------------
                                                                                            3,133,800
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 18

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
CONTAINERS AND PURCHASING -- 0.1%
         4,000           Amcor Ltd., 7.250% PRIDES...................................    $    207,000
-----------------------------------------------------------------------------------------------------
FINANCIAL -- 1.0%
        21,000           Newell Financial Trust I, 5.250% Cumulative QUIPS...........         952,875
        25,000           Washington Mutual Capital Trust I, 5.375% Cumulative
                           (b)(c)....................................................       1,296,875
         3,000           Washington Mutual Inc., 5.375% Cumulative (c)...............         155,625
-----------------------------------------------------------------------------------------------------
                                                                                            2,405,375
-----------------------------------------------------------------------------------------------------
PRINTING AND PUBLISHING -- 0.5%
        17,000           Tribune Co., 2.000% PHONES..................................       1,258,000
-----------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 0.5%
        11,000           Equity Office Properties Trust, 5.250% Cumulative, Series
                           B.........................................................         495,000
        21,764           Equity Residential Properties Trust, 7.250% Cumulative,
                           Series G..................................................         531,042
         9,000           Reckson Associates Realty Corp., 7.625% Cumulative, Series
                           A.........................................................         202,500
-----------------------------------------------------------------------------------------------------
                                                                                            1,228,542
-----------------------------------------------------------------------------------------------------
UTILITIES -- 0.5%
        10,000           CalEnergy Capital Trust II, 6.250% Cumulative...............         460,000
                         Calpine Capital Trust III TIDES:
        24,000             5.000%....................................................         342,000
         2,000             5.000% (b)................................................          28,500
        15,200           El Paso Energy Capital Trust I, 4.750%......................         276,640
        16,000           Mirant Trust I, 6.250% Cumulative, Series A.................         265,600
-----------------------------------------------------------------------------------------------------
                                                                                            1,372,740
-----------------------------------------------------------------------------------------------------
                         TOTAL CONVERTIBLE PREFERRED STOCK (Cost -- $11,764,086).....       9,605,457
-----------------------------------------------------------------------------------------------------

   FACE
  AMOUNT                                       SECURITY                                  VALUE
--------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS -- 17.3%
                        U.S. Treasury Notes:
$ 2,244,200               3.625% due 1/15/08........................................     2,463,012
 10,415,700               3.500% due 1/15/11 (d)....................................    11,436,116
 18,200,000               5.000% due 8/15/11........................................    19,963,143
 35,150,000             U.S. Treasury Strips, zero coupon due 11/15/27..............     9,546,142
--------------------------------------------------------------------------------------------------
                        TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost -- $39,110,695).....    43,408,413
--------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES -- 2.6%
                        Federal National Mortgage Association (FNMA):
      8,954               8.500% due 3/1/05.........................................         9,545
  1,784,322               6.000% due 1/1/13.........................................     1,880,551
    441,397               6.500% due 12/1/27........................................       461,048
    630,579               6.000% due 3/1/28.........................................       654,660
    139,725               6.000% due 4/1/28.........................................       145,229
     95,025               5.500% due 5/1/28.........................................        97,403
    307,348               6.000% due 5/1/28.........................................       319,086
    662,713               5.500% due 6/1/28.........................................       679,301
    261,733               6.000% due 6/1/28.........................................       271,728

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                              MANAGED ASSETS TRUST

   FACE
  AMOUNT                                          SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES -- 2.6% (CONTINUED)
$   318,911               6.000% due 7/1/28.........................................  $    331,090
    748,302               5.500% due 8/1/28.........................................       767,033
    747,715               6.000% due 8/1/28.........................................       776,270
                        Government National Mortgage Association (GNMA):
     77,009               9.000% due 11/15/19.......................................        85,798
      7,626               9.500% due 1/15/20........................................         8,594
      8,754               9.500% due 3/15/20........................................         9,866
     52,159               7.500% due 5/15/23........................................        56,084
--------------------------------------------------------------------------------------------------
                        TOTAL U.S. GOVERNMENT AGENCIES (Cost -- $6,180,138).........     6,553,286
--------------------------------------------------------------------------------------------------

   FACE
  AMOUNT          RATING(e)                            SECURITY                               VALUE
-------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 11.2%
-------------------------------------------------------------------------------------------------------
BROADCASTING AND CABLE TELEVISION -- 3.5%
$ 2,000,000       BBB+       AOL Time Warner, Inc., Debentures, 7.625% due 4/15/31.......     2,062,826
  4,000,000       BBB-       Clear Channel Communications, Inc., Sr. Notes, 6.625% due
                               6/15/08...................................................     4,373,220
  2,000,000       BBB        Comcast Cable Communications, Inc., Notes, 8.875% due
                               5/1/17....................................................     2,336,148
-------------------------------------------------------------------------------------------------------
                                                                                              8,772,194
-------------------------------------------------------------------------------------------------------
FINANCIAL -- 3.4%
  1,000,000       A1*        Fleet National Bank, Bank Notes, 5.750% due 1/15/09.........     1,066,615
  2,000,000       A3*        Ford Motor Credit Co., Global Landmark Securities, 7.250%
                               due 10/25/11..............................................     1,946,454
  5,000,000       BBB-       Nationwide Health Properties, Inc., Medium-Term Notes,
                               Series C, 6.900% due 10/1/37..............................     5,333,500
-------------------------------------------------------------------------------------------------------
                                                                                              8,346,569
-------------------------------------------------------------------------------------------------------
TELECOMMUNICATION -- 2.6%
  5,000,000       BBB-       France Telecom SA, Notes, 8.500% due 3/1/31.................     6,106,340
  2,000,000       Ca*        WorldCom Inc., Notes, 8.250% due 5/15/31 (f)................       480,000
-------------------------------------------------------------------------------------------------------
                                                                                              6,586,340
-------------------------------------------------------------------------------------------------------
UTILITIES -- 1.7%
  2,000,000       BB         Allegheny Energy Supply Co., Bonds, 8.250% due on 4/15/12
                               (b).......................................................     1,290,000
  3,000,000       B+         Calpine Corp., Sr. Notes, 8.500% due 2/15/11................     1,320,000
  2,000,000       BBB-       PSEG Energy Holdings Inc., Sr. Notes, 8.500% due 6/15/11....     1,632,732
-------------------------------------------------------------------------------------------------------
                                                                                              4,242,732
-------------------------------------------------------------------------------------------------------
                             TOTAL CORPORATE BONDS AND NOTES
                             (Cost -- $26,255,212).......................................    27,947,835
-------------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 4.5%
-------------------------------------------------------------------------------------------------------
ADVERTISING -- 0.3%
                             The Interpublic Group Cos., Sr. Notes:
    600,000       BBB-         Zero coupon due 12/14/21..................................       471,000
    400,000       BBB-         Zero coupon due 12/14/21 (b)..............................       314,000
-------------------------------------------------------------------------------------------------------
                                                                                                785,000
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 20

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                              MANAGED ASSETS TRUST

   FACE
  AMOUNT          RATING(e)                            SECURITY                               VALUE
-------------------------------------------------------------------------------------------------------
AUTOMOTIVE -- 0.2%
$ 1,000,000       BB+        Lear Corp., Sr. Notes, zero coupon due 2/20/22 (b)..........  $    416,250
-------------------------------------------------------------------------------------------------------
BROADCASTING AND CABLE TELEVISION -- 0.1%
    350,000       BBB-       Cox Communications, Inc., Exchangeable Sub. Discount
                               Debentures, 0.425% due 4/19/20............................       161,000
-------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 0.6%
  2,500,000       BB+        Corning, Inc., Debentures, zero coupon due 11/8/15..........     1,412,500
-------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 0.3%
  1,662,000       Aa3*       Merrill Lynch & Co., Inc., Liquid Yield Option Notes, zero
                               coupon due 5/23/31........................................       866,318
-------------------------------------------------------------------------------------------------------
ELECTRONIC INSTRUMENTS AND CONTROLS -- 0.3%
  1,951,000       BB+        Anixter International Inc., Liquid Yield Option Notes, zero
                               coupon due 6/28/20........................................       609,688
    440,000       BBB-       Arrow Electronics Inc., Sr. Debentures, zero coupon due
                               2/21/21...................................................       195,800
-------------------------------------------------------------------------------------------------------
                                                                                                805,488
-------------------------------------------------------------------------------------------------------
ENERGY -- 0.7%
                             Diamond Offshore Drilling, Inc., Sr. Debentures:
    915,000       A            1.500% due 4/15/31........................................       841,800
    300,000       A            1.500% due 4/15/31 (b)....................................       276,000
                             Global Marine Corp., Debentures:
  1,000,000       A-           Zero coupon due 6/23/20...................................       545,000
    300,000       A-           Zero coupon due 6/23/20 (b)...............................       163,500
    100,000       B+         Hanover Compressor Co., Sr. Notes, 4.750% due 3/15/08.......        80,625
-------------------------------------------------------------------------------------------------------
                                                                                              1,906,925
-------------------------------------------------------------------------------------------------------
LEISURE -- 0.2%
  1,050,000       BB+        Royal Caribbean Cruises Ltd., Liquid Yield Option Notes,
                               zero coupon due 2/2/21....................................       404,250
-------------------------------------------------------------------------------------------------------
MEDIA -- 0.3%
                             Liberty Media Corp., Sr. Exchangeable Debentures:
    650,000       BBB-         4.000% due 11/15/29.......................................       353,437
    650,000       BBB-         3.500% due 1/15/31........................................       420,062
    100,000       BBB-         3.500% due 1/15/31 (b)....................................        64,625
-------------------------------------------------------------------------------------------------------
                                                                                                838,124
-------------------------------------------------------------------------------------------------------
PHARMACEUTICALS -- 0.2%
    250,000       A          Allergan Inc., Sr. Notes, zero coupon due 11/6/22 (b).......       214,062
    300,000       NR         Roche Holdings AG, Liquid Yield Option Notes, zero coupon
                               due 1/19/15 (b)...........................................       217,500
-------------------------------------------------------------------------------------------------------
                                                                                                431,562
-------------------------------------------------------------------------------------------------------
RETAIL -- 1.1%
    200,000       BB+        Best Buy Inc., Sub. Debentures, 2.250% due 1/15/22 (b)......       169,500
  1,000,000       BB+        The Gap, Inc., Sr. Notes, 5.750% due 3/15/09................     1,252,500
                             J.C. Penney Inc., Sub. Notes:
    550,000       BB+          5.000% due 10/15/08.......................................       589,187
    650,000       BB+          5.000% due 10/15/08 (b)...................................       696,313
-------------------------------------------------------------------------------------------------------
                                                                                              2,707,500
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                              MANAGED ASSETS TRUST

   FACE
  AMOUNT          RATING(e)                            SECURITY                               VALUE
-------------------------------------------------------------------------------------------------------
SOFTWARE -- 0.0%
$   133,000       BBB+       Computer Associates International Inc., Sr. Notes, 1.625%
                               due 12/15/09 (b)..........................................  $    130,340
-------------------------------------------------------------------------------------------------------
UTILITIES -- 0.2%
    200,000       B+         Calpine Corp., Sr. Notes, 4.000% due 12/26/06 (b)...........        99,500
    818,000       Ba2*       El Paso Corp., Debentures, zero coupon due 2/28/21..........       257,670
    300,000       BB         Mirant Corp., Sr. Notes, 5.750% due 7/15/07.................       126,750
-------------------------------------------------------------------------------------------------------
                                                                                                483,920
-------------------------------------------------------------------------------------------------------
                             TOTAL CONVERTIBLE CORPORATE BONDS (Cost -- $11,925,774).....    11,349,177
-------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 2.5%
  5,000,000                  PP&L Transition Bond Co. LLC, 7.050% due 6/25/09............     5,703,876
    542,835                  Wilmington Trust, 9.250% due 1/2/07.........................       542,998
-------------------------------------------------------------------------------------------------------
                             TOTAL ASSET-BACKED SECURITIES (Cost -- $5,542,536)..........     6,246,874
-------------------------------------------------------------------------------------------------------
                             SUB-TOTAL INVESTMENTS
                             (Cost -- $269,596,357)......................................   249,148,151
-------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.6%
-------------------------------------------------------------------------------------------------------
U.S. TREASURY BILLS -- 0.2%
    585,000                  U.S. Treasury Bills, due 3/13/03 (Cost -- $583,633)++.......       583,633
-------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.4%
    927,000                  State Street Bank and Trust Co., 1.050% due 1/2/03, Proceeds
                               at maturity -- $927,054; (Fully collateralized by U.S.
                               Treasury Bonds, 11.875% due 11/15/03; Market
                               value -- $945,844) (Cost -- $927,000).....................       927,000
-------------------------------------------------------------------------------------------------------
                             TOTAL SHORT-TERM INVESTMENTS (Cost -- $1,510,633)...........     1,510,633
-------------------------------------------------------------------------------------------------------
                             TOTAL INVESTMENTS -- 100%
                             (Cost -- $271,106,990*).....................................  $250,658,784
-------------------------------------------------------------------------------------------------------

(a)  Non-income producing security.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c)  Security issued with attached warrants.
(d) All or a portion of this security has been segregated for open future contracts commitments.
(e) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service.
(f)  Security is currently in default.
 + Subsequent to the reporting period, on January 27, 2003, the company changed its name to Altria Group, Inc.
++ Security is segregated as collateral for futures contracts commitments.
 * Aggregate cost for Federal income tax purposes is $271,450,948.

     Abbreviations used in this schedule:
     PHONES -- Participation Hybrid Option Note Exchangeable
     Security.
     PRIDES -- Perpetual Redeemable Income Debt Exchangeable for
     Stock.
     QUIPS -- Quarterly Income Preferred Securities.
     TIDES -- Term Income Deferrable Equity Securities.
     See page 35 for definitions of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 22

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT      RATING(A)                            SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 98.2%
--------------------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 1.7%
$   700,000   B          BE Aerospace, Inc., Sr. Sub. Notes, Series B, 8.875% due
                           5/1/11....................................................  $   518,000
    250,000   CCC+       Hexcel Corp., Sr. Sub. Notes, 9.750% due 1/15/09............      212,500
    250,000   B-         TransDigm Inc., Guaranteed Sr. Sub. Notes, 10.375% due
                           12/1/08...................................................      260,000
--------------------------------------------------------------------------------------------------
                                                                                           990,500
--------------------------------------------------------------------------------------------------
AUTOMOTIVE -- 4.1%
                         Collins & Aikman Products Co., Guaranteed Sr. Sub. Notes:
    425,000   B            11.500% due 4/15/06.......................................      359,125
    575,000   B1*          10.750% due 12/31/11 (b)..................................      550,562
    450,000   B-         Eagle-Picher Industries, Inc., Guaranteed Sr. Sub. Notes,
                           9.375% due 3/1/08.........................................      319,500
    250,000   NR         Hayes Lemmerz International, Inc., Guaranteed Sr. Notes,
                           11.875% due 6/15/06 (b)...................................      141,250
    500,000   B+         Intermet Corp., Sr. Notes, 9.750% due 6/15/09 (b)...........      452,500
     61,000   B          MascoTech, Inc., Convertible Sub. Debentures, 4.500% due
                           12/15/03 (c)..............................................       57,035
    425,000   B          Metaldyne Corp., Guaranteed Sr. Sub. Notes, 11.000% due
                           6/15/12 (b)...............................................      350,625
    175,000   B          Stoneridge, Inc., Guaranteed Sr. Notes, 11.500% due
                           5/1/12....................................................      168,000
--------------------------------------------------------------------------------------------------
                                                                                         2,398,597
--------------------------------------------------------------------------------------------------
BROADCASTING -- 5.2%
    750,000   BBB-       Chancellor Media Corp., Guaranteed Sr. Notes, 8.000% due
                           11/1/08...................................................      822,187
    225,000   B-         Cumulus Media Inc., Guaranteed Sr. Sub. Notes, 10.375% due
                           7/1/08....................................................      243,281
    450,000   B2*        Emmis Communications Corp., Guaranteed Sr. Sub. Notes,
                           Series B, 8.125% due 3/15/09..............................      468,000
    150,000   B-         Lin Holdings Corp., Sr. Discount Notes, step bond to yield
                           14.703% due 3/1/08........................................      156,562
    600,000   B-         Lin Television Corp., Guaranteed Sr. Sub. Notes, 8.375% due
                           3/1/08....................................................      626,250
    125,000   B          Sinclair Broadcast Group, Inc., Guaranteed Sr. Sub. Notes,
                           8.000% due 3/15/12........................................      130,937
                         Young Broadcasting Inc., Guaranteed Sr. Sub. Notes:
    350,000   B-           10.000% due 3/1/11........................................      350,875
    272,000   B-           Series B, 8.750% due 6/15/07..............................      266,560
--------------------------------------------------------------------------------------------------
                                                                                         3,064,652
--------------------------------------------------------------------------------------------------
BUILDING/CONSTRUCTION -- 3.3%
    200,000   BB         Beazer Homes USA, Inc., Guaranteed Sr. Notes, 8.875% due
                           4/1/08....................................................      208,000
                         KB HOME, Sr. Sub. Notes:
    300,000   BB-          8.625% due 12/15/08.......................................      312,000
    475,000   BB-          9.500% due 2/15/11........................................      505,875
    475,000   BB         Schuler Homes, Inc., Guaranteed Sr. Notes, 9.375% due
                           7/15/09 (b)...............................................      486,875
                         WCI Communities, Inc., Guaranteed Sr. Sub. Notes:
    275,000   Ba3*         10.625% due 2/15/11.......................................      266,750
    200,000   Ba3*         9.125% due 5/1/12.........................................      181,000
--------------------------------------------------------------------------------------------------
                                                                                         1,960,500
--------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT      RATING(A)                            SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
BUSINESS SERVICES -- 1.4%
$   300,000   BB-        United Rentals (North America), Inc., Guaranteed Sr. Notes,
                           10.750% due 4/15/08.......................................  $   300,000
    550,000   B          Williams Scotsman, Inc., Guaranteed Sr. Notes, 9.875% due
                           6/1/07....................................................      511,500
--------------------------------------------------------------------------------------------------
                                                                                           811,500
--------------------------------------------------------------------------------------------------
CABLE -- 5.3%
                         Adelphia Communications Corp., Sr. Notes:
    500,000   NR           10.250% due 6/15/11 (d)...................................      195,000
                           Series B:
    250,000   NR              8.125% due 7/15/03 (d).................................       93,750
    725,000   NR              8.375% due 2/1/08 (d)..................................      271,875
    100,000   BBB+       AOL Time Warner Inc., Notes, 7.750% due 6/15/05.............      106,617
                         Charter Communications Holdings, LLC, Sr. Discount Notes:
    550,000   CCC+         Step bond to yield 10.736% due 4/1/11.....................      195,250
  1,250,000   CCC+         Step bond to yield 18.487% due 5/15/11....................      318,750
                         Classic Cable Inc.:
    275,000   NR           Guaranteed Sr. Sub. Notes, Series B, 9.375% due 8/1/09
                           (d).......................................................       34,375
    125,000   NR           Guaranteed Sub. Notes, Series B, 10.500% due 3/1/10 (d)...       15,625
    750,000   BB-        CSC Holdings Inc., Sr. Notes, Series B, 7.625% due
                           4/11/11...................................................      707,812
    300,000   B+         EchoStar DBS Corp., Sr. Notes, 9.375% due 2/1/09............      318,750
    100,000   NR         Frontiervision Holdings L.P., Sr. Discount Notes, 11.875%
                           due 9/15/07 (d)...........................................       56,500
    100,000   B+         Insight Midwest, Sr. Notes, 9.750% due 10/1/09 (b)..........       95,500
    775,000   B+         Mediacom LLC/Mediacom Capital Corp., Sr. Notes, 9.500% due
                           1/15/13...................................................      701,375
--------------------------------------------------------------------------------------------------
                                                                                         3,111,179
--------------------------------------------------------------------------------------------------
CHEMICALS -- 5.8%
                         Equistar Chemical, L.P.:
    200,000   BB           Guaranteed Sr. Notes, 10.125% due 9/1/08 (b)..............      183,000
    150,000   BB           Notes, 8.500% due 2/15/04.................................      148,547
    175,000   BB+        FMC Corp., Secured Sr. Notes, 10.125% due 11/1/09 (b).......      189,875
    325,000   BBB-       Georgia Gulf Corp., Notes, 7.625% due 11/15/05..............      336,067
    200,000   B-         Huntsman ICI Chemicals LLC, Guaranteed Sr. Sub. Notes,
                           10.125% due 7/1/09........................................      167,000
    400,000   B          Huntsman International LLC, Sr. Notes,
                           9.875% due 3/1/09 (b).....................................      402,000
    425,000   BB-        ISP Chemco, Inc., Guaranteed Sr. Sub. Notes, 10.250% due
                           7/1/11 (b)................................................      442,000
                         Lyondell Chemical Co.:
    400,000   BB           Sr. Notes, Series B, 9.875% due 5/1/07....................      386,000
    625,000   B+           Sr. Sub. Notes, 10.875% due 5/1/09........................      537,500
                         Millennium America Inc., Guaranteed Sr. Notes:
    550,000   BBB-         7.000% due 11/15/06.......................................      534,188
    100,000   BBB-         9.250% due 6/15/08........................................      104,750
--------------------------------------------------------------------------------------------------
                                                                                         3,430,927
--------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 24

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT      RATING(A)                            SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS AND SERVICES -- 2.9%
                         Alderwoods Group, Inc., Guaranteed Sr. Notes:
$   125,000   NR           11.000% due 1/2/07........................................  $   125,625
    125,000   NR           12.250% due 1/2/09........................................      114,375
    225,000   B          Elizabeth Arden, Inc., Sr. Notes, Series B, 11.750% due
                           2/1/11....................................................      232,875
    350,000   B-         Home Products International, Inc., Guaranteed Sr. Sub.
                           Notes,
                           9.625% due 5/15/08........................................      313,250
    275,000   B-         Jarden Corp., Sr. Sub. Notes, 9.750% due 5/1/12 (b).........      281,875
    175,000   NR         PCA LLC/PCA Finance Corp., Sr. Notes, 11.875% due 8/1/09
                           (b).......................................................      178,500
    350,000   B          Salton Inc., Sr. Sub. Notes, 12.250% due 4/15/08............      346,938
    100,000   BB-        Service Corp. International, Notes, 7.375% due 4/15/04......      100,125
--------------------------------------------------------------------------------------------------
                                                                                         1,693,563
--------------------------------------------------------------------------------------------------
ENERGY -- 7.2%
    400,000   CCC-       Belden & Blake Corp., Guaranteed Sr. Sub. Notes, Series B,
                           9.875% due 6/15/07........................................      342,000
    150,000   B          Compton Petroleum Corp., Sr. Notes, 9.900% due 5/15/09
                           (b).......................................................      156,750
    150,000   CCC+       Continental Resources, Inc., Guaranteed Sr. Sub. Notes,
                           10.250% due 8/1/08........................................      134,250
     50,000   B          Denbury Management, Inc., Guaranteed Sr. Sub. Notes, 9.000%
                           due 3/1/08................................................       51,938
    200,000   B          Denbury Resourses Inc., Guaranteed Sr. Sub. Notes, 9.000%
                           due 3/1/08 (b)............................................      207,750
    275,000   BB         Forest Oil Corp., Sr. Notes, 8.000% due 12/15/11 (b)........      291,500
     75,000   BB-        Grant Prideco, Inc., Sr. Notes, 9.000% due 12/15/09 (b).....       78,375
    150,000   BB         Key Energy Services, Inc., Guaranteed Sr. Notes, Series C,
                           8.375% due 3/1/08.........................................      157,500
    600,000   B          Nuevo Energy Co., Sr. Sub. Notes, Series B, 9.375% due
                           10/1/10...................................................      618,000
    500,000   Caa3*      Petroleum Geo-Services ASA, Sr. Notes, 7.125% due 3/30/28...      132,500
    425,000   BB         Pogo Producing Co., Sr. Sub. Notes, Series B, 8.250% due
                           4/15/11...................................................      450,500
    300,000   BB         Pride International, Inc., Sr. Notes, 10.000% due 6/1/09....      325,500
    160,000   B-         Range Resources Corp., Guaranteed Sr. Sub. Notes, 8.750% due
                           1/15/07...................................................      162,000
    200,000   Ba1*       Southern Natural Gas Co., Notes, 7.350% due 2/15/31.........      168,534
    600,000   B1*        Vintage Petroleum, Inc., Sr. Sub. Notes, 7.875% due
                           5/15/11...................................................      588,000
    100,000   Ba3*       Westport Resources Corp., Sr. Sub. Notes, 8.251% due 11/1/11
                           (b).......................................................      105,500
    275,000   BB-        XTO Energy, Inc., Sr. Sub. Notes, Series B, 8.750% due
                           11/1/09...................................................      287,375
--------------------------------------------------------------------------------------------------
                                                                                         4,257,972
--------------------------------------------------------------------------------------------------
ENTERTAINMENT -- 3.0%
     50,000   CCC+       AMC Entertainment Inc., Sr. Sub. Notes, 9.500% due 2/1/11...       49,500
                         Intrawest Corp., Sr. Notes:
     50,000   B+           10.500% due 2/1/10........................................       52,750
    200,000   B+           10.500% due 2/1/10 (b)....................................      211,000
                         Royal Caribbean Cruises Ltd.:
    325,000   BB+          Sr. Debentures, 7.500% due 10/15/27.......................      240,500
    575,000   BB+          Sr. Notes, 8.250% due 4/1/05..............................      554,875
    300,000   B          Six Flags, Inc., Sr. Discount Notes, step bond to yield
                           11.226% due 4/1/08........................................      291,750
                         Vail Resorts, Inc.:
     50,000   B            Guaranteed Sr. Sub. Notes, 8.750% due 5/15/09.............       51,500
    300,000   B            Sr. Sub. Notes, 8.750% due 5/15/09 (b)....................      309,000
--------------------------------------------------------------------------------------------------
                                                                                         1,760,875
--------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT      RATING(A)                            SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
ENVIRONMENTAL SERVICES -- 1.9%
                         Allied Waste North America, Inc., Series B:
$   400,000   BB-          Guaranteed Sr. Notes, 8.875% due 4/1/08...................  $   408,000
    575,000   BB-          Sr. Notes, 7.625% due 1/1/06..............................      575,000
    150,000   B+           Sr. Sub. Notes, 10.000% due 8/1/09........................      149,625
--------------------------------------------------------------------------------------------------
                                                                                         1,132,625
--------------------------------------------------------------------------------------------------
FOOD AND BEVERAGE -- 1.6%
    425,000   BB+        Delhaize America, Inc., Guaranteed Debentures, 9.000% due
                           4/15/31...................................................      391,946
    200,000   BB-        The Great Atlantic & Pacific Tea Co., Inc., Sr. Notes,
                           9.125% due 12/15/11.......................................      147,000
    100,000   BB-        Pilgrim's Pride Corp., Guaranteed Sr. Notes, 9.625% due
                           9/15/11...................................................       93,500
    150,000   B          Roundy's, Inc., Guaranteed Sr. Sub. Notes, Series B, 8.875%
                           due 6/15/12...............................................      147,750
    175,000   B2*        Stater Bros. Holdings Inc., Sr. Notes, 10.750% due
                           8/15/06...................................................      178,500
--------------------------------------------------------------------------------------------------
                                                                                           958,696
--------------------------------------------------------------------------------------------------
GAMING -- 7.8%
    325,000   B          Alliance Gaming Corp., Guaranteed Sr. Sub. Notes, Series B,
                           10.000% due 8/1/07........................................      341,250
    350,000   Ba3*       Aztar Corp., Sr. Sub. Notes, 8.875% due 5/15/07.............      358,750
    675,000   B          Isle of Capri Casinos, Inc., Guaranteed Sr. Sub. Notes,
                           8.750% due 4/15/09........................................      696,938
    125,000   B          Majestic Star Casino, LLC, Guaranteed Sr. Sub. Notes, Series
                           B,
                           10.875% due 7/1/06........................................      128,125
    475,000   BB-        Mandalay Resort Group, Sr. Sub. Notes, 6.750% due 7/15/03...      482,125
    125,000   BB+        MGM MIRAGE, Guaranteed Sr. Sub. Notes, 8.375% due 2/1/11....      135,313
                         Park Place Entertainment Corp., Sr. Sub Notes:
    325,000   BB+          7.875% due 12/15/05.......................................      331,500
     25,000   BB+          7.875% due 3/15/10........................................       25,563
    650,000   CCC+       Pinnacle Entertainment, Inc., Guaranteed Sr. Sub. Notes,
                           Series B,
                           9.250% due 2/15/07........................................      578,500
    500,000   B          Resorts International Hotel and Casino, Inc., First Mortgage
                           Notes,
                           11.500% due 3/15/09 (b)...................................      455,000
    200,000   B+         Sun International Hotels Ltd., Guaranteed Sr. Sub. Notes,
                           8.875% due 8/15/11........................................      205,000
    800,000   NR         Venetian Casino Resort LLC, Second Mortgage Notes, 11.000%
                           due 6/15/10 (b)...........................................      840,000
--------------------------------------------------------------------------------------------------
                                                                                         4,578,064
--------------------------------------------------------------------------------------------------
HEALTHCARE -- 2.9%
    250,000   B-         Alaris Medical, Inc., Guaranteed Sr. Sub. Notes, 9.750% due
                           12/1/06...................................................      251,250
    265,000   BBB-       HCA Inc., Notes, 7.000% due 7/1/07..........................      281,637
                         HEALTHSOUTH Corp.:
    600,000   BB           Sr. Notes, 7.625% due 6/1/12..............................      498,000
    250,000   B+           Sr. Sub. Notes, 10.750% due 10/1/08.......................      212,500
    525,000   BBB-       Tenet Healthcare Corp., Sr. Notes, 6.875% due 11/15/31......      450,403
--------------------------------------------------------------------------------------------------
                                                                                         1,693,790
--------------------------------------------------------------------------------------------------
LODGING -- 5.7%
                         Felcor Lodging L.P., Guaranteed Sr. Notes:
    400,000   BB-          9.500% due 9/15/08........................................      410,000
    275,000   BB-          8.500% due 6/1/11.........................................      272,250
    925,000   BB-        HMH Properties Inc., Guaranteed Sr. Notes, Series A, 7.875%
                           due 8/1/05................................................      915,750
    650,000   BBB-       ITT Corp., Notes, 6.750% due 11/15/05.......................      650,505

                       SEE NOTES TO FINANCIAL STATEMENTS.
 26

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT      RATING(A)                            SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
LODGING -- 5.7% (CONTINUED)
                         MeriStar Hospitality Corp., Guaranteed Sr. Notes:
$   475,000   B1*          9.000% due 1/15/08........................................  $   420,375
    550,000   B1*          9.125% due 1/15/11 (b)....................................      481,250
    200,000   B+         RFS Partnership, L.P., Guaranteed Sr. Notes,
                           9.750% due 3/1/12.........................................      205,250
--------------------------------------------------------------------------------------------------
                                                                                         3,355,380
--------------------------------------------------------------------------------------------------
MACHINERY/CONSTRUCTION -- 0.5%
     75,000   BB+        JLG Industries, Inc., Guaranteed Sr. Sub. Notes, 8.375% due
                           6/15/12...................................................       62,625
    225,000   B          Terex Corp., Guaranteed Sr. Sub. Notes, 10.375% due
                           4/1/11....................................................      212,625
--------------------------------------------------------------------------------------------------
                                                                                           275,250
--------------------------------------------------------------------------------------------------
MANUFACTURING -- 1.1%
    325,000   C          Advance Glassfiber Yarns LLC, Sr. Sub. Notes, 9.875% due
                           1/15/09 (d)...............................................        6,500
    725,000   Caa3*      BGF Industries, Inc., Sr. Sub. Notes, Series B, 10.250% due
                           1/15/09...................................................      351,625
                         Foamex L.P., Guaranteed Sr. Sub. Notes:
    250,000   B-           13.500% due 8/15/05.......................................       78,750
    700,000   B-           9.875% due 6/15/07........................................      220,500
--------------------------------------------------------------------------------------------------
                                                                                           657,375
--------------------------------------------------------------------------------------------------
METALS/MINING -- 1.3%
    800,000   BB         United States Steel LLC, Guaranteed Sr. Notes, 10.750% due
                           8/1/08....................................................      792,000
--------------------------------------------------------------------------------------------------
PACKAGING/CONTAINERS -- 2.1%
                         Crown Cork & Seal Co. Inc.:
    500,000   CCC          Debentures, 7.375% due 12/15/26...........................      347,500
    200,000   CCC          Guaranteed Notes, 7.000% due 12/15/06.....................      165,000
    575,000   BB         Owens-Brockway Glass Containers, Inc., Secured Sr. Notes,
                           8.875% due 2/15/09........................................      595,125
    250,000   CCC+       U.S. Can Corp., Guaranteed Sr. Sub. Notes, Series B, 12.375%
                           due 10/1/10...............................................      108,750
--------------------------------------------------------------------------------------------------
                                                                                         1,216,375
--------------------------------------------------------------------------------------------------
PAPER/FORESTRY PRODUCTS -- 5.9%
    275,000   BBB-       Bowater Canada Finance Corp., Guaranteed Notes, 7.950% due
                           11/15/11 (b)..............................................      291,139
    425,000   Caa2*      Doman Industries Ltd., Guaranteed Sr. Notes, 12.000% due
                           7/1/04....................................................      393,656
    625,000   BB+        Fort James Corp., Sr. Notes, 6.875% due 9/15/07.............      596,875
    375,000   BB+        Georgia-Pacific Corp., Notes, 8.125% due 5/15/11............      358,125
    225,000   B          MDP Acquisitions PLC, Sr. Notes, 9.625% due 10/1/12 (b).....      235,125
    300,000   B+         Millar Western Forest Products Ltd., Sr. Notes, 9.875% due
                           5/15/08...................................................      286,500
    300,000   CCC+       Riverwood International Corp., Guaranteed Sr. Sub. Notes,
                           10.875% due 4/1/08........................................      303,000
    350,000   NR         Smurfit-Stone Container Corp., Sr. Notes, 8.250% due 10/1/12
                           (b).......................................................      358,750
    675,000   BB+        Tembec Inc., Guaranteed Sr. Notes, 7.750% due 3/15/12.......      658,125
--------------------------------------------------------------------------------------------------
                                                                                         3,481,295
--------------------------------------------------------------------------------------------------
PRINTING/PUBLISHING -- 2.2%
    175,000   B          Dex Media East LLC, Sr. Notes, 9.875% due 11/15/09 (b)......      188,125
    150,000   B          Hollinger International Publishing Inc., Sr. Notes, 9.000%
                           due 12/15/10 (b)..........................................      152,062
     75,000   B          Lamar Media Corp., Sr. Sub. Notes, 7.250% due 1/1/13 (b)....       76,594
    275,000   BB-        Mail-Well, Inc., Guaranteed Sr. Notes, 9.625% due 3/15/12...      246,125

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT      RATING(A)                            SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
PRINTING/PUBLISHING -- 2.2% (CONTINUED)
$   325,000   CCC-       Penton Media Inc., Guaranteed Sr. Sub. Notes, 10.375% due
                           6/15/11...................................................  $   141,781
    475,000   B          PRIMEDIA, Inc., Guaranteed Sr. Notes, 8.875% due 5/15/11....      432,250
     25,000   B+         R.H. Donnelley Corp., Sr. Notes, 8.875% due 12/15/10 (b)....       26,875
--------------------------------------------------------------------------------------------------
                                                                                         1,263,812
--------------------------------------------------------------------------------------------------
RETAIL -- 6.8%
    525,000   B          Advance Holding Corp., Debentures, Series B, step bond to
                           yield
                           19.159% due 4/15/09.......................................      541,406
                         Advance Stores Co. Inc., Guaranteed Sr. Sub. Notes:
    225,000   B            10.250% due 4/15/08.......................................      239,625
    325,000   B            Series B, 10.250% due 4/15/08.............................      346,125
    250,000   CCC+       Eye Care Centers of America, Inc., Guaranteed Sr. Sub.
                           Notes,
                           9.125% due 5/1/08.........................................      208,750
                         J.C. Penney Co., Inc., Debentures:
    650,000   BBB-         6.900% due 8/15/26........................................      666,250
    275,000   BBB-         8.125% due 4/1/27.........................................      240,625
    950,000   B-         The Pantry, Inc., Guaranteed Sr. Sub. Notes, 10.250% due
                           10/15/07..................................................      857,375
    925,000   BB         Saks Inc., Guaranteed Notes, 7.500% due 12/1/10.............      878,750
--------------------------------------------------------------------------------------------------
                                                                                         3,978,906
--------------------------------------------------------------------------------------------------
TECHNOLOGY -- 2.6%
    875,000   B1*        Amkor Technology, Inc., Sr. Notes, 9.250% due 2/15/08.......      743,750
    700,000   B-         Lucent Technologies, Inc., Debentures, 6.450% due 3/15/29...      311,500
    375,000   B3*        ON Semiconductor Corp., Guaranteed Sr. Notes, 12.000% due
                           5/15/08 (b)...............................................      277,500
    175,000   Ba2*       Sanmina-SCI Corp., Secured Sr. Notes, 10.375% due 1/15/10
                           (b).......................................................      177,625
--------------------------------------------------------------------------------------------------
                                                                                         1,510,375
--------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 10.6%
    625,000   Caa3*      American Cellular Corp., Guaranteed Sr. Sub. Notes, 9.500%
                           due 10/15/09..............................................      121,875
    250,000   CCC+       Centennial Cellular Corp., Sr. Sub. Notes, 10.750% due
                           12/15/08..................................................      136,250
    350,000   B          Crown Castle International Corp., Sr. Discount Notes,
                           10.625% due 11/15/07......................................      316,750
    600,000   B3*        Dobson Communications Corp., Sr. Notes, 10.875% due
                           7/1/10....................................................      510,000
    300,000   CCC-       Horizon PCS, Inc., Guaranteed Sr. Discount Notes, step bond to yield
                           22.052% due 10/1/10.......................................       22,500
    800,000   B          Nextel Communications, Inc., Sr. Notes, 9.375% due
                           11/15/09..................................................      728,000
    925,000   B-         Qwest Corp., Notes, 8.875% due 3/15/12 (b)..................      901,875
    600,000   BB+        Rogers Wireless Inc., Secured Sr. Notes, 9.625% due
                           5/1/11....................................................      570,000
    625,000   B-         Rural Cellular Corp., Sr. Sub. Notes, 9.750% due 1/15/10....      378,125
    700,000   BBB-       Sprint Capital Corp., Guaranteed Notes, 6.125% due
                           11/15/08..................................................      637,917
    800,000   BBB        TeleCorp PCS, Inc., Guaranteed Sr. Sub. Discount Notes, step
                           bond to yield 11.484% due 4/15/09.........................      758,000
    675,000   B-         Triton PCS, Inc., Guaranteed Sr. Sub. Notes, 8.750% due
                           11/15/11 (b)..............................................      550,125
    475,000   B-         TSI Telecommunications Services, Inc., Sr. Sub. Notes,
                           12.750% due 2/1/09 (b)....................................      425,125
    200,000   CCC-       UbiquiTel Inc., Guaranteed Sr. Sub. Discount Notes, step
                           bond to yield
                           52.195% due 4/15/10.......................................       13,000
    775,000   NR         WorldCom, Inc. -- WorldCom Group, Notes, 7.500% due 5/15/11
                           (d).......................................................      186,000
--------------------------------------------------------------------------------------------------
                                                                                         6,255,542
--------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 28

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT      RATING(A)                            SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
TEXTILES/APPAREL -- 2.0%
$   475,000   B+         Avondale Mills Inc., Guaranteed Sr. Sub. Notes, 10.250% due
                           5/1/06....................................................  $   444,125
    525,000   BBB-       Tommy Hilfiger U.S.A., Inc., Guaranteed Sr. Notes, 6.500%
                           due 6/1/03................................................      528,750
    200,000   B-         Tropical Sportswear International Corp., Guaranteed Sr. Sub.
                           Notes, Series A, 11.000% due 6/15/08......................      203,000
--------------------------------------------------------------------------------------------------
                                                                                         1,175,875
--------------------------------------------------------------------------------------------------
TRANSPORTATION -- 1.8%
    275,000   Caa1*      Atlas Air, Inc., Sr. Notes, 10.750% due 8/1/05..............       58,437
     75,000   CC         Greyhound Lines, Inc., Guaranteed Sr. Notes, Series B,
                           11.500% due 4/15/07.......................................       52,875
    375,000   B1*        Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V., Sr.
                           Notes,
                           12.500% due 6/15/12 (b)...................................      379,688
    525,000   B          Pacer International, Inc., Guaranteed Sr. Sub. Notes, Series
                           B,
                           11.750% due 6/1/07........................................      543,375
--------------------------------------------------------------------------------------------------
                                                                                         1,034,375
--------------------------------------------------------------------------------------------------
UTILITIES -- 1.5%
    200,000   BB         Allegheny Energy Supply Co. LLC, Bonds, 8.250% due 4/15/12
                           (b).......................................................      129,000
    775,000   B+         Calpine Corp., Sr. Notes, 8.500% due 2/15/11................      341,000
    100,000   BBB-       Consumers Energy Co., First Mortgage Bonds, 7.375% due
                           9/15/23...................................................       97,096
    300,000   B          Illinois Power Co., First Mortgage Bonds, 11.500% due
                           12/15/10 (b)..............................................      291,000
--------------------------------------------------------------------------------------------------
                                                                                           858,096
--------------------------------------------------------------------------------------------------
                         TOTAL CORPORATE BONDS AND NOTES (Cost -- $60,063,918).......   57,698,096
--------------------------------------------------------------------------------------------------
  SHARES                                           SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 0.2%
--------------------------------------------------------------------------------------------------
BROADCASTING/CABLE -- 0.2%
        200              Granite Broadcasting Corp., 12.750% Cumulative
                           Exchangeable..............................................      107,500
--------------------------------------------------------------------------------------------------
TECHNOLOGY -- 0.0%
     11,532              Viasystems Group, Inc., Payment-in-Kind, Series B...........          115
--------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 0.0%
      3,157              Global Crossing Holding Ltd., 10.500% Sr. Exchangeable......           32
--------------------------------------------------------------------------------------------------
                         TOTAL PREFERRED STOCK (Cost -- $558,085)....................      107,647
--------------------------------------------------------------------------------------------------
 WARRANTS                                          SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
WARRANTS (E) -- 0.0%
--------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS AND SERVICES -- 0.0%
        125              Jostens Inc., Expires 5/1/10................................        4,250
--------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 0.0%
        275              Horizon PCS Inc., Expires 10/1/10...........................           14
--------------------------------------------------------------------------------------------------
                         TOTAL WARRANTS (Cost -- $7,558).............................        4,264
--------------------------------------------------------------------------------------------------
                         SUB-TOTAL INVESTMENTS (Cost -- $60,629,561).................   57,810,007
--------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT                                           SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.6%
$   946,000              State Street Bank and Trust Co., 1.050% due 1/2/03; Proceeds
                           at maturity -- $946,055; (Fully collateralized by U.S.
                           Treasury Bills, 0.000% due 11/15/15; Market
                           value -- $969,525) (Cost -- $946,000).....................  $   946,000
--------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS -- 100% (Cost -- $61,575,561**)...........  $58,756,007
--------------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an astrerisk (*), are rated by Moody's Investors Service.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c) Convertible bonds exchangeable for shares of common stock.

(d) Security is currently in default.

(e) Non-income producing security.

** Aggregate cost for Federal income tax purposes is $61,803,358.

   See page 35 for definitions of ratings

                       SEE NOTES TO FINANCIAL STATEMENTS.
 30

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                             HIGH YIELD BOND TRUST

                      SUMMARY OF BONDS BY COMBINED RATINGS

STANDARD &                   % OF TOTAL CORPORATE
  POOR'S    AND/OR  MOODY'S    BONDS AND NOTES
-------------------------------------------------
   BBB                Baa            11.3%
    BB                Ba             29.8
    B                  B             46.8
   CCC                Caa             7.5
    CC                Ca              0.1
    NR                NR              4.5
-------------------------------------------------
                                    100.0%
-------------------------------------------------

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                           CAPITAL APPRECIATION FUND

   SHARES                                SECURITY                               VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK -- 84.1%
-----------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 4.9%
     532,715   General Dynamics Corp. .....................................  $ 42,281,590
-----------------------------------------------------------------------------------------
APPAREL -- 2.3%
     455,415   NIKE, Inc., Class B Shares..................................    20,252,305
-----------------------------------------------------------------------------------------
BANKS -- 8.2%
     669,305   Bank of America Corp. ......................................    46,563,549
     521,660   Wells Fargo & Co. ..........................................    24,450,204
-----------------------------------------------------------------------------------------
                                                                               71,013,753
-----------------------------------------------------------------------------------------
BEVERAGES -- 4.9%
     964,225   The Coca-Cola Co. ..........................................    42,252,339
-----------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 3.8%
     160,415   AmerisourceBergen Corp. ....................................     8,712,139
     109,905   Forest Laboratories, Inc.+..................................    10,794,869
     414,930   Genentech, Inc.+............................................    13,759,079
-----------------------------------------------------------------------------------------
                                                                               33,266,087
-----------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 5.2%
   2,151,010   Nokia Oyj, Sponsored ADR....................................    33,340,655
     325,160   QUALCOMM, Inc.+.............................................    11,832,572
-----------------------------------------------------------------------------------------
                                                                               45,173,227
-----------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 11.3%
     393,290   Fannie Mae..................................................    25,300,346
     550,380   The Goldman Sachs Group, Inc. ..............................    37,480,878
     342,250   SLM Corp. ..................................................    35,546,085
-----------------------------------------------------------------------------------------
                                                                               98,327,309
-----------------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING -- 1.3%
      92,915   3M Co. .....................................................    11,456,420
-----------------------------------------------------------------------------------------
HEALTHCARE PROVIDERS AND SERVICES -- 8.4%
     287,510   Cardinal Health, Inc. ......................................    17,017,717
     227,555   Medtronic, Inc. ............................................    10,376,508
     550,460   UnitedHealth Group Inc. ....................................    45,963,410
-----------------------------------------------------------------------------------------
                                                                               73,357,635
-----------------------------------------------------------------------------------------
INSURANCE -- 4.3%
     640,591   American International Group, Inc. .........................    37,058,189
-----------------------------------------------------------------------------------------
MEDIA -- 12.5%
   3,732,862   AOL Time Warner Inc.+.......................................    48,900,492
   1,474,425   Viacom Inc., Class B Shares+................................    60,097,563
-----------------------------------------------------------------------------------------
                                                                              108,998,055
-----------------------------------------------------------------------------------------
OIL AND GAS -- 6.3%
   1,568,200   Exxon Mobil Corp. ..........................................    54,792,908
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 32

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                           CAPITAL APPRECIATION FUND

   SHARES                                SECURITY                               VALUE
-----------------------------------------------------------------------------------------
SOFTWARE -- 8.4%
     330,905   Electronic Arts Inc.+.......................................  $ 16,469,142
   1,102,600   Microsoft Corp.+............................................    57,004,420
-----------------------------------------------------------------------------------------
                                                                               73,473,562
-----------------------------------------------------------------------------------------
SPECIALTY RETAIL -- 0.6%
      73,850   eBay Inc.+..................................................     5,008,507
-----------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 1.7%
     708,250   Vodafone Group PLC..........................................     1,290,969
     772,950   Vodafone Group PLC, Sponsored ADR...........................    14,005,854
-----------------------------------------------------------------------------------------
                                                                               15,296,823
-----------------------------------------------------------------------------------------
               TOTAL COMMON STOCK (Cost -- $866,027,744)...................   732,008,709
-----------------------------------------------------------------------------------------
                                          FACE
                                         SECURITY                               VALUE
-----------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS -- 0.3%
$  2,195,000   U.S. Treasury Notes, 1.875% due 9/30/04
                 (Cost -- $2,200,145)......................................     2,211,034
-----------------------------------------------------------------------------------------
               SUB-TOTAL INVESTMENTS (Cost -- $868,227,889)................   734,219,743
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 15.6%
 135,714,000   U.S. Treasury Bills, due 1/9/03 (Cost -- $135,686,857)......   135,686,857
-----------------------------------------------------------------------------------------
               TOTAL INVESTMENTS -- 100% (Cost -- $1,003,914,746*).........  $869,906,600
-----------------------------------------------------------------------------------------

+ Non-income producing security.
* Aggregate cost for Federal income tax purposes is $1,007,748,942.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                             MONEY MARKET PORTFOLIO

   FACE                                                                       ANNUALIZED
  AMOUNT                                SECURITY                                YIELD          VALUE
--------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES -- 8.2%
$ 8,370,000   Federal Home Loan Bank mature 1/2/03 to 2/19/03.............  1.26% to 1.32%  $  8,360,829
  8,900,000   Federal Home Loan Bank matures 11/25/03.....................       2.00          8,900,000
 15,132,000   Federal National Mortgage Association mature 1/8/03 to
              2/13/03.....................................................   1.30 to 1.52     15,118,382
--------------------------------------------------------------------------------------------------------
              TOTAL U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES
              (Cost -- $32,379,211).......................................                    32,379,211
--------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 91.8%
  7,000,000   Aegon Funding Corp. matures 1/30/03.........................       1.37          6,992,387
 13,533,000   American Express Credit Corp. mature 1/13/03 to 4/25/03.....   1.35 to 1.41     13,524,889
 10,000,000   American General Finance Corp. matures 2/19/03..............       1.32          9,982,305
 13,065,000   American Honda Finance Corp. mature 1/16/03 to 2/11/03......   1.32 to 1.34     13,053,638
  5,030,000   Asset Securitization Coop Corp. mature 1/21/03 to 1/22/03...   1.34 to 1.42      5,026,142
 14,551,000   Becton, Dickinson & Co. mature 1/9/03 to 3/10/03............   1.32 to 1.53     14,533,070
 19,033,000   Caterpillar Financial Services Corp. mature 1/9/03 to
              1/28/03.....................................................   1.32 to 1.35     19,021,924
  8,000,000   Clipper Receivables Corp. matures 1/15/03...................       1.76          7,994,618
  5,000,000   Delaware Funding Corp. matures 1/7/03.......................       1.37          4,998,875
 11,680,000   Diageo Capital PLC matures 2/6/03...........................       1.53         11,662,480
  4,500,000   E.I. du Pont de Nemours & Co. matures 1/10/03...............       1.27          4,498,594
  3,400,000   General Dynamics Corp. matures 1/17/03......................       1.56          3,397,688
  8,000,000   ING U.S. Funding LLC matures 2/5/03.........................       1.32          7,989,889
 10,500,000   Marsh & McLennan Cos. Inc. mature 1/2/03 to 1/27/03.........   1.22 to 1.32     10,492,858
  5,000,000   Merrill Lynch & Co., Inc. matures 11/18/03..................       1.44          5,000,000
  9,000,000   Montauk Funding Corp. mature 1/14/03 to 1/27/03.............   1.39 to 1.40      8,993,306
 18,500,000   Morgan Stanley mature 1/13/03 to 2/18/03....................   1.35 to 1.39     18,483,396
  2,000,000   Nestle Capital Corp. matures 2/12/03........................       1.32          1,996,967
 19,000,000   Nordea North America Inc. mature 1/16/03 to 2/21/03.........   1.34 to 1.36     18,976,346
 14,000,000   Old Line Funding Corp. mature 1/8/03 to 2/19/03.............   1.35 to 1.40     13,980,824
 10,000,000   Old Slip Funding Corp. matures 1/7/03.......................       1.42          9,997,667
 10,000,000   Park Avenue Recreation Corp. matures 2/13/03................       1.35          9,984,114
 10,750,000   Preferred Receivable Funding matures 1/13/03................       1.37         10,745,162
  4,000,000   Private Export Funding Corp. matures 5/1/03.................       1.50          3,980,400
 15,000,000   Province of Quebec matures 2/3/03...........................       1.33         14,981,987
  1,779,000   Quincy Capital Corp. matures 1/17/03........................       1.38          1,777,925
  9,962,000   Rio Tinto America Inc. matures 1/16/03......................       1.34          9,956,521
  7,000,000   Royal Bank of Scotland matures 1/13/03......................       1.34          6,996,920
  3,000,000   Sheffield Receivable Funding matures 2/4/03.................       1.60          2,995,552
 10,500,000   Societe Generale N.A. Inc. matures 2/12/03..................       1.32         10,484,075
 12,570,000   Starfish Global Funding LLC mature 1/9/03 to 1/10/03........   1.36 to 1.42     12,565,861
 19,295,000   Toyota Motor Credit Corp. mature 1/29/03 to 2/10/03.........   1.28 to 1.35     19,271,796
 19,170,000   UBS Finance Inc. mature 1/2/03 to 1/8/03....................   1.22 to 1.37     19,167,366
 18,588,000   Volkswagon of America Inc. matures 1/2/03...................       1.22         18,587,380
  9,000,000   Windmill Funding Corp. matures 2/12/03......................       1.38          8,985,720
--------------------------------------------------------------------------------------------------------
              TOTAL COMMERCIAL PAPER (Cost -- $361,078,642)...............                   361,078,642
--------------------------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $393,457,853*)...........                  $393,457,853
--------------------------------------------------------------------------------------------------------

* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 34

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA     --   Bonds rated "AAA" has the highest rating assigned by
             Standard & Poor's. Capacity to pay interest and repay
             principal is extremely strong.
AA      --   Bonds rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A       --   Bonds rated "A" has a strong capacity to pay interest and
             repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB     --   Bonds rated "BBB" are regarded as having an adequate
             capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
             economic conditions or changing circumstances are more
             likely to lead to a weakened capacity to pay interest and
             repay principal for bonds in this category than for bonds in higher rated categories.
BB, B   --   Bonds rated "BB", "B", "CCC" and "CC" are regarded, on
CCC and      balance, as predominantly speculative with respect to
CC           capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents the lowest degree of speculation and "CC" the highest degree of
             speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by
             large uncertainties or major risk exposures to adverse
             conditions.
C       --   The rating "C" is reserved for income bonds on which no
             interest is being paid.
D       --   Bonds rated "D" are in default, and payment of interest
             and/or repayment of principal is in arrears.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Caa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa     --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
             generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin
             and principal is secure. While the various protective
             elements are likely to change, such changes as can be
             visualized are most unlikely to impair the fundamentally
             strong position of such issues.
Aa      --   Bonds rated "Aa" are judged to be of high quality by all
             standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated
             lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of
             protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
             appear somewhat larger than in "Aaa" securities.
A       --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
             Factors giving security to principal and interest are
             considered adequate but elements may be present which
             suggest a susceptibility to impairment some time in the
             future.
Baa     --   Bonds rated "Baa" are considered to be medium grade
             obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security
             appear adequate for the present but certain protective
             elements may be lacking or may be characteristically
             unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have
             speculative characteristics as well.
Ba      --   Bonds rated "Ba" are judged to have speculative elements;
             their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
             moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position
             characterizes bonds in this class.
B       --   Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa     --   Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with
             respect to principal or interest.
Ca      --   Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C       --   Bonds rated "C" are the lowest rated class of bonds, and
             issues so rated can be regarded as having extremely poor
             prospects of ever attaining any real investment standing.
NR      --   Indicates that the bond is not rated by Standard & Poor's or
             Moody's.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER 31, 2002

                                                     MANAGED      HIGH YIELD       CAPITAL          MONEY
                                                      ASSETS         BOND        APPRECIATION       MARKET
                                                      TRUST          TRUST           FUND         PORTFOLIO
-------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost...........................  $269,596,357   $60,629,561   $  868,227,889             --
  Short-term investments, at cost................     1,510,633       946,000      135,686,857   $393,457,853
  Foreign currency, at cost......................             8            --               --             --
-------------------------------------------------------------------------------------------------------------
  Investments, at value..........................  $249,148,151   $57,810,007   $  734,219,743             --
  Short-term investments, at value...............     1,510,633       946,000      135,686,857   $393,457,853
  Foreign currency, at value.....................             9            --               --             --
  Cash...........................................           922            31              705          1,766
  Dividends and interest receivable..............     1,457,448     1,379,151          135,753         41,398
  Receivable for securities sold.................       527,327            --               --             --
  Receivable for Fund shares sold................        16,421       781,715               --             --
  Receivable from broker -- variation margin.....         5,250            --               --             --
  Receivable for open forward foreign currency
     contracts (Note 8)..........................            --            --          105,158             --
  Receivable from affiliate......................            --            --               --         44,837
-------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS...................................   252,666,161    60,916,904      870,148,216    393,545,854
-------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased...............     1,008,391        39,500               --             --
  Payable for Fund shares purchased..............       551,956            --        4,532,676             --
  Investment advisory fees payable...............       107,563        21,773          568,486        110,580
  Administration fees payable....................        12,943         2,627           45,002         20,522
  Payable for open forward foreign currency
     contracts (Note 8)..........................            --            --          461,442             --
  Dividends payable..............................            --            --               --        126,646
  Accrued expenses...............................        75,087        35,367          211,571         43,944
-------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES..............................     1,755,940        99,267        5,819,177        301,692
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.................................  $250,910,221   $60,817,637   $  864,329,039   $393,244,162
-------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital................................  $281,281,543   $68,062,534   $1,287,101,288   $393,244,162
  Undistributed (overdistributed) net investment
     income......................................       144,147       150,365             (530)         7,675
  Accumulated net realized loss from security
     transactions and futures contracts..........   (10,021,206)   (4,575,708)    (288,407,485)        (7,675)
  Net unrealized depreciation of investments and
     foreign currencies..........................   (20,494,263)   (2,819,554)    (134,364,234)            --
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.................................  $250,910,221   $60,817,637   $  864,329,039   $393,244,162
-------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING...............................    19,003,896     7,497,745       19,474,846    393,244,162
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE.......................        $13.20         $8.11           $44.38          $1.00
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 36

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS                   FOR THE YEAR ENDED DECEMBER 31, 2002

                                                        MANAGED      HIGH YIELD       CAPITAL        MONEY
                                                         ASSETS         BOND       APPRECIATION      MARKET
                                                         TRUST          TRUST          FUND        PORTFOLIO
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest..........................................  $  6,462,090   $ 5,450,178   $   4,493,965   $7,012,463
  Dividends.........................................     3,015,843            40       7,300,412           --
  Less: Foreign withholding tax.....................        (5,915)           --        (117,835)          --
-------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME...........................     9,472,018     5,450,218      11,676,542    7,012,463
-------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 3).................     1,391,141       278,976       7,878,635    1,270,676
  Administration fees (Note 3)......................       166,937        34,347         630,291      235,820
  Shareholder communications........................        52,455         3,110         164,998       61,749
  Audit and legal...................................        35,614        24,985          45,997       25,474
  Custody...........................................        34,539        51,473          72,500       29,153
  Trustees' fees....................................         6,728         5,214           4,000        3,939
  Shareholder and system servicing fees.............         5,297         5,002           5,001        7,440
  Registration fees.................................            --            --              --        4,495
  Other.............................................         2,057         1,140           2,000        5,192
-------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES....................................     1,694,768       404,247       8,803,422    1,643,938
  Less: Expense reimbursement (Note 3)..............            --            --              --      (71,805)
-------------------------------------------------------------------------------------------------------------
  NET EXPENSES......................................     1,694,768       404,247       8,803,422    1,572,133
-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME...............................     7,777,250     5,045,971       2,873,120    5,440,330
-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCIES (NOTES 4, 6
AND 8):
  Realized Gain (Loss) From:
     Security transactions (excluding short-term
       securities*).................................    (9,056,478)     (691,927)    (94,729,103)      (7,675)
     Futures contracts..............................      (424,765)           --        (206,054)          --
     Foreign currency transactions..................         1,617            --          (4,500)          --
-------------------------------------------------------------------------------------------------------------
  NET REALIZED LOSS.................................    (9,479,626)     (691,927)    (94,939,657)      (7,675)
-------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Depreciation From:
     Security transactions..........................   (24,695,311)   (1,958,851)   (222,962,795)          --
     Foreign currency transactions..................           699            --        (356,088)          --
-------------------------------------------------------------------------------------------------------------
  CHANGE IN NET UNREALIZED DEPRECIATION OF
     INVESTMENTS....................................   (24,694,612)   (1,958,851)   (223,318,883)          --
-------------------------------------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS, FUTURES CONTRACTS AND
  FOREIGN CURRENCIES................................   (34,174,238)   (2,650,778)   (318,258,540)      (7,675)
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS...  $(26,396,988)  $ 2,395,193   $(315,385,420)  $5,432,655
-------------------------------------------------------------------------------------------------------------

* Except for Money Market Portfolio, where the net realized losses are only from the sale of short-term securities.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS        FOR THE YEAR ENDED DECEMBER 31, 2002

                                                  MANAGED       HIGH YIELD       CAPITAL            MONEY
                                                   ASSETS          BOND        APPRECIATION        MARKET
                                                   TRUST          TRUST            FUND           PORTFOLIO
--------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.......................  $  7,777,250   $  5,045,971   $    2,873,120   $     5,440,330
  Net realized loss...........................    (9,479,626)      (691,927)     (94,939,657)           (7,675)
  Change in net unrealized depreciation.......   (24,694,612)    (1,958,851)    (223,318,883)               --
--------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS..........................   (26,396,988)     2,395,193     (315,385,420)        5,432,655
--------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income.......................   (17,095,483)    (8,752,260)     (16,146,199)       (5,432,655)
  Net realized gains..........................    (1,692,616)            --               --                --
  Capital.....................................            --             --         (124,893)               --
--------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS.............................   (18,788,099)    (8,752,260)     (16,271,092)       (5,432,655)
--------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 13):
  Net proceeds from sale of shares............     5,690,077     24,795,881       62,309,750     1,270,701,166
  Net asset value of shares issued for
     reinvestment of dividends................    18,788,099      8,752,260       16,271,092         5,477,804
  Cost of shares reacquired...................   (35,902,871)   (16,389,171)    (182,668,729)   (1,236,204,304)
--------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS.......................   (11,424,695)    17,158,970     (104,087,887)       39,974,666
--------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS.............   (56,609,782)    10,801,903     (435,744,399)       39,974,666
NET ASSETS:
  Beginning of year...........................   307,520,003     50,015,734    1,300,073,438       353,269,496
--------------------------------------------------------------------------------------------------------------
  END OF YEAR*................................  $250,910,221   $ 60,817,637   $  864,329,039   $   393,244,162
--------------------------------------------------------------------------------------------------------------
* Includes undistributed (overdistributed) net
  investment income of:.......................      $144,147       $150,365            $(530)           $7,675
--------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 38

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
                                            FOR THE YEAR ENDED DECEMBER 31, 2001

                                                   MANAGED      HIGH YIELD       CAPITAL            MONEY
                                                    ASSETS         BOND        APPRECIATION        MARKET
                                                    TRUST          TRUST           FUND           PORTFOLIO
--------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income........................  $  9,531,657   $ 3,854,544   $   13,274,927   $     8,779,133
  Net realized gain (loss).....................     1,220,771    (1,804,980)    (151,852,985)            4,424
  Change in net unrealized appreciation
     (depreciation)............................   (28,324,807)    1,588,101     (334,156,957)               --
--------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
     OPERATIONS................................   (17,572,379)    3,637,665     (472,735,015)        8,783,557
--------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income........................    (8,531,205)   (2,808,864)      (6,832,941)       (8,779,133)
  Net realized gains...........................   (18,962,162)           --               --            (4,424)
--------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS..............................   (27,493,367)   (2,808,864)      (6,832,941)       (8,783,557)
--------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 13):
  Net proceeds from sale of shares.............    10,722,755    21,125,087      155,455,168     1,413,988,096
  Net asset value of shares issued for
     reinvestment of dividends.................    27,493,367     2,808,864        6,832,941         8,851,893
  Cost of shares reacquired....................   (28,464,299)   (9,424,768)    (180,089,113)   (1,216,687,568)
--------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS........................     9,751,823    14,509,183      (17,801,004)      206,152,421
--------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS..............   (35,313,923)   15,337,984     (497,368,960)      206,152,421
NET ASSETS:
  Beginning of year............................   342,833,926    34,677,750    1,797,442,398       147,117,075
--------------------------------------------------------------------------------------------------------------
  END OF YEAR*.................................  $307,520,003   $50,015,734   $1,300,073,438   $   353,269,496
--------------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income
  of:..........................................    $9,496,187    $3,856,654      $13,273,079                --
--------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund and Money Market Portfolio (collectively, "Fund(s)") are each a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment companies. Shares of the Funds are offered only exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies, including affiliates of the investment manager.

     The significant accounting policies consistently followed by the Funds are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price were reported and U.S. government and agency obligations are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from reputable brokers or other recognized sources; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value;
(e) securities, other than U.S. government agencies and obligations, that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis and dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2002, reclassifications were made to the capital accounts of the Managed Assets Trust, High Yield Bond Trust and Capital Appreciation Fund, to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net realized loss amounting to $37,568 was reclassified to paid in capital for the High Yield Bond Trust. Net investment income, net realized gains and net assets were not affected by these changes; (k) the Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     The High Yield Bond Trust invests in high yield instruments that are subject to certain credit and market risks. The yields of high yield debt obligations reflect, among other things, perceived credit risk. The High Yield Bond Trust's investment in securities rated below investment-grade typically involve risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

     In addition, High Yield Bond Trust may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current forward rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled.

     2.  DIVIDENDS

     Money Market Portfolio declares and records a dividend of substantially all of its net investment income on each business day. Such dividends are paid or reinvested on the payable date.

     3.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Company LLC ("TAMIC"), an indirect wholly owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager and adviser to Managed Assets Trust ("MAT"), High Yield Bond Trust ("HYBT"), Capital Appreciation Fund ("CAF") and Money Market Portfolio ("MMP"). MAT, CAF and MMP pay

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

TAMIC an investment management and advisory fee calculated at the annual rate of 0.50%, 0.75% and 0.3233%, respectively of its average daily net assets. HYBT pays TAMIC an investment management and advisory fee calculated at an annual rate of 0.50% on the first $50,000,000, 0.40% on the next $100,000,000, 0.30% on the next $100,000,000 and 0.25% on the amount over $250,000,000 of its average daily net assets. This fee is calculated daily and paid monthly.

     TAMIC has a sub-advisory agreement with The Travelers Investment Management Company, Inc. ("TIMCO"), an indirect wholly owned subsidiary of Citigroup. Pursuant to the sub-advisory agreement, TIMCO is responsible for the day-to-day portfolio operations and investment decisions for MAT. As a result, TAMIC pays TIMCO, as sub-adviser, 0.50% of the average daily net assets of MAT.

     TAMIC also has a sub-advisory agreement with Janus Capital Corporation ("Janus"). Pursuant to the sub-advisory agreement, Janus is responsible for the day-to-day portfolio operations and investment decisions for CAF. As a result, TAMIC pays Janus an advisory fee calculated at an annual rate of 0.55% on the first $100,000,000, 0.50% on the next $400,000,000 and 0.45% on the amount over
$500,000,000 of the average daily net assets of CAF.

     The Travelers Insurance Company ("TIC") acts as administrator to the Funds. The Funds pay TIC an administration fee calculated at an annual rate of 0.06% of the average daily net assets. TIC has entered into a sub-administrative services agreement with Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. TIC pays SBFM, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of each Fund. This fee is calculated daily and paid monthly.

     For the year ended December 31, 2002, TIC reimbursed expenses of $71,805 for MMP.

     Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Funds' transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. For the year ended December 31, 2002, each Portfolio paid transfer agent fees of $5,000 to CTB.

     For the year ended December 31, 2002, Salomon Smith Barney Inc. and its affiliates did not receive any brokerage commissions.

     One Trustee and all officers of the Funds are employees of Citigroup or its affiliates.

     4.  INVESTMENTS

     During the year ended December 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                                MANAGED         HIGH         CAPITAL
                                                                 ASSETS      YIELD BOND    APPRECIATION
                                                                 TRUST          TRUST          FUND
-------------------------------------------------------------------------------------------------------
Purchases...................................................  $107,610,666   $68,309,149   $414,025,148
-------------------------------------------------------------------------------------------------------
Sales.......................................................   128,354,130    49,020,287    487,670,749
-------------------------------------------------------------------------------------------------------

     At December 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

                                                                MANAGED         HIGH          CAPITAL
                                                                 ASSETS      YIELD BOND    APPRECIATION
                                                                 TRUST          TRUST          FUND
--------------------------------------------------------------------------------------------------------
Gross unrealized appreciation...............................  $ 16,803,115   $2,428,577    $   8,419,219
Gross unrealized depreciation...............................   (37,595,279)  (5,475,928)    (146,261,561)
--------------------------------------------------------------------------------------------------------
Net unrealized depreciation.................................  $(20,792,164)  $(3,047,351)  $(137,842,342)
--------------------------------------------------------------------------------------------------------

     5.  REPURCHASE AGREEMENTS

     The Funds purchase (and their custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Funds require continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     6.  FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Funds' basis in the contract.

     The Funds enter into such contracts to hedge portions of their respective portfolios. The Funds bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At December 31, 2002, MAT had the following open futures contracts:

                                           EXPIRATION     # OF        BASIS        MARKET     UNREALIZED
                                           MONTH/YEAR   CONTRACTS     VALUE        VALUE         LOSS
--------------------------------------------------------------------------------------------------------
TO BUY:
S&P 500 Index............................     3/03          15      $3,341,933   $3,295,875    $(46,058)
--------------------------------------------------------------------------------------------------------

     7.  OPTION CONTRACTS

     Premiums paid when put or call options are purchased by the Funds, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Funds will realize a loss in the amount of the premium paid. When the Funds enter into closing sales transactions, the Funds will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Funds exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Funds exercise a call option, the cost of the security which the Funds purchase upon exercise will be increased by the premium originally paid.

     At December 31, 2002, the Funds did not hold any purchased call or put option contracts.

     8.  FORWARD FOREIGN CURRENCY CONTRACTS

     HYBT and CAF may enter into forward foreign currency contracts. The Portfolio may from time to time enter into forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at any time it was opened and the value of the contract at the time it was extinguished or offset.

     At December 31, 2002, HYBT did not have any open forward foreign currency contracts.

     At December 31, 2002, CAF had open forward foreign currency contracts as described below. The Portfolios bear the market risk that arises from changes in foreign currency exchange rates. The unrealized loss on the contracts reflected in the accompanying financial statements were as follows:

                                                           LOCAL       MARKET     SETTLEMENT   UNREALIZED
FOREIGN CURRENCY                                         CURRENCY      VALUE         DATE         GAIN
---------------------------------------------------------------------------------------------------------
TO BUY:
British Pound..........................................   300,000    $  481,077    2/21/03     $   1,833
Euro...................................................  4,000,000    4,185,604    2/21/03       103,325
---------------------------------------------------------------------------------------------------------
                                                                                                 105,158
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                           LOCAL       MARKET     SETTLEMENT   UNREALIZED
FOREIGN CURRENCY                                         CURRENCY      VALUE         DATE         LOSS
---------------------------------------------------------------------------------------------------------
TO SELL:
British Pound..........................................  1,800,000   $2,886,460    2/21/03     $ (71,503)
British Pound..........................................  1,000,000    1,603,589    4/15/03        (5,424)
Euro...................................................  9,000,000    9,417,609    2/21/03      (380,709)
Euro...................................................  4,500,000    4,708,803    3/28/03        (3,806)
---------------------------------------------------------------------------------------------------------
                                                                                                (461,442)
---------------------------------------------------------------------------------------------------------
Net Unrealized Loss on Open Forward Foreign Currency Contracts..............................   $(356,284)
---------------------------------------------------------------------------------------------------------

     9.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

     10.  SECURITIES TRADED ON A TO-BE-ANNOUNCED BASIS

     The Funds may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Funds commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA/FNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Funds, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At December 31, 2002, the Funds did not hold any TBA securities.

     11.  CAPITAL LOSS CARRYFORWARD

     At December 31, 2002, MAT, HYBT, CAF and MMP had, for Federal income tax purposes, approximately $9,305,000, $4,133,000, $267,592,000 and $8,000,
respectively, of capital loss carryforwards available to offset future realized gains. To the extent that these carryforward losses can be used to offset net realized capital gains, it is probable that such gains will not be distributed.

     The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:

                    FUND                        2004        2007         2008           2009          2010
--------------------------------------------------------------------------------------------------------------
Managed Assets Trust........................        --           --            --             --   $ 9,305,000
High Yield Bond Trust.......................  $343,000   $  142,000   $ 1,197,000   $  1,917,000       534,000
Capital Appreciation Fund...................        --           --    41,615,000    151,853,000    74,124,000
Money Market Portfolio......................        --           --            --             --         8,000
--------------------------------------------------------------------------------------------------------------

     In addition, the Funds had the following capital losses realized after October 31, 2002, which were deferred for Federal income tax purposes to the first day of the following year:

FUND
-------------------------------------------------------------------------
Managed Assets Trust........................................  $   397,649
Capital Appreciation Fund...................................   17,337,849
-------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     12.  INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

     At December 31, 2002, the tax basis components of distributable earnings were:

                                                      MANAGED         HIGH          CAPITAL        MONEY
                                                       ASSETS      YIELD BOND    APPRECIATION     MARKET
PORTFOLIO                                              TRUST          TRUST          FUND        PORTFOLIO
----------------------------------------------------------------------------------------------------------
Undistributed ordinary income.....................  $    123,509   $  150,365               --    $13,614
----------------------------------------------------------------------------------------------------------
Accumulated capital losses........................    (9,305,019)  (4,132,529)   $(267,591,724)    (7,675)
----------------------------------------------------------------------------------------------------------
Unrealized depreciation...........................   (20,792,163)  (3,047,351)    (137,842,146)        --
----------------------------------------------------------------------------------------------------------

     The difference between book basis and tax basis of unrealized appreciation and depreciation is attributable primarily to wash sale and other loss deferrals.

     The tax character of distributions paid during the year ended December 31, 2002 were:

                                                      MANAGED        HIGH        CAPITAL        MONEY
                                                      ASSETS      YIELD BOND   APPRECIATION     MARKET
PORTFOLIO                                              TRUST        TRUST          FUND       PORTFOLIO
--------------------------------------------------------------------------------------------------------
Ordinary income...................................  $17,095,483   $8,752,260   $16,146,199    $5,432,655
Long-term capital gains...........................    1,692,616          --             --            --
Return of capital.................................           --          --        124,893            --
--------------------------------------------------------------------------------------------------------
Total.............................................  $18,788,099   $8,752,260   $16,271,092    $5,432,655
--------------------------------------------------------------------------------------------------------

     13.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Fund were as follows:

                                                                 YEAR ENDED          YEAR ENDED
                                                              DECEMBER 31, 2002   DECEMBER 31, 2001
---------------------------------------------------------------------------------------------------
MANAGED ASSETS TRUST
Shares sold.................................................          386,025             631,246
Shares issued on reinvestment...............................        1,397,610           1,769,200
Shares reacquired...........................................       (2,559,554)         (1,731,513)
---------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................         (775,919)            668,933
---------------------------------------------------------------------------------------------------
HIGH YIELD BOND TRUST
Shares sold.................................................        2,743,180           2,305,052
Shares issued on reinvestment...............................        1,061,672             312,096
Shares reacquired...........................................       (1,842,703)         (1,035,325)
---------------------------------------------------------------------------------------------------
Net Increase................................................        1,962,149           1,581,823
---------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND
Shares sold.................................................        1,162,480           2,319,987
Shares issued on reinvestment...............................          351,774             114,685
Shares reacquired...........................................       (3,599,104)         (2,792,897)
---------------------------------------------------------------------------------------------------
Net Decrease................................................       (2,084,850)           (358,225)
---------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO
Shares sold.................................................    1,270,701,166       1,413,988,096
Shares issued on reinvestment...............................        5,477,804           8,851,893
Shares reacquired...........................................   (1,236,204,304)     (1,216,687,568)
---------------------------------------------------------------------------------------------------
Net Increase................................................       39,974,666         206,152,421
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

              MANAGED ASSETS TRUST                   2002      2001(1)    2000(1)      1999       1998
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR...............    $15.55      $17.94     $21.12     $19.99     $17.65
--------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income..........................      0.45        0.49       0.48       0.39       0.41
  Net realized and unrealized gain (loss)........     (1.79)      (1.40)     (0.71)      2.30       3.27
--------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations..............     (1.34)      (0.91)     (0.23)      2.69       3.68
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income..........................     (0.92)      (0.46)     (0.41)     (0.39)     (0.47)
  Net realized gains(2)..........................     (0.09)      (1.02)     (2.54)     (1.17)     (0.87)
--------------------------------------------------------------------------------------------------------
Total Distributions..............................     (1.01)      (1.48)     (2.95)     (1.56)     (1.34)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.....................    $13.20      $15.55     $17.94     $21.12     $19.99
--------------------------------------------------------------------------------------------------------
TOTAL RETURN.....................................     (8.60)%     (5.08)%    (1.62)%    14.22%     21.44%
--------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)...................  $250,910    $307,520   $342,834   $339,438   $276,182
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)....................................      0.61%       0.59%      0.59%      0.60%      0.60%
  Net investment income..........................      2.80        2.95       2.47       2.17       2.30
--------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..........................        39%         59%        56%        51%        74%
--------------------------------------------------------------------------------------------------------

              HIGH YIELD BOND TRUST                  2002      2001(1)    2000(2)      1999       1998
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR...............     $9.04       $8.77      $9.47      $9.85      $9.89
--------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income..........................      0.78        0.80       0.79       0.81       0.77
  Net realized and unrealized gain (loss)........     (0.40)       0.04      (0.70)     (0.38)     (0.13)
--------------------------------------------------------------------------------------------------------
Total Income From Operations.....................      0.38        0.84       0.09       0.43       0.64
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income..........................     (1.31)      (0.57)     (0.79)     (0.81)     (0.68)
--------------------------------------------------------------------------------------------------------
Total Distributions..............................     (1.31)      (0.57)     (0.79)     (0.81)     (0.68)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.....................     $8.11       $9.04      $8.77      $9.47      $9.85
--------------------------------------------------------------------------------------------------------
TOTAL RETURN.....................................      4.57%       9.55%      0.97%      4.42%      6.56%
--------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)...................   $60,818     $50,016    $34,678    $30,317    $28,088
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)....................................      0.71%       0.73%      0.83%      0.81%      0.82%
  Net investment income..........................      8.81        8.79       8.74       8.85       8.42
--------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..........................       100%        110%        80%       112%       147%
--------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Distributions from realized gains include both net realized short-term and long-term capital gains.

(3) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.25%.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

           CAPITAL APPRECIATION FUND              2002(1)         2001(1)           2000            1999            1998
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..............    $60.30          $82.01         $108.80          $72.74          $46.32
--------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.........................      0.14            0.61            0.29            0.04            0.06
  Net realized and unrealized gain (loss).......    (15.24)         (22.01)         (23.29)          38.08           28.07
--------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.............    (15.10)         (21.40)         (23.00)          38.12           28.13
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.........................     (0.81)          (0.31)          (0.04)          (0.07)          (0.18)
  Net realized gains(2).........................        --              --           (3.75)          (1.99)          (1.53)
  Capital.......................................     (0.01)             --              --              --              --
--------------------------------------------------------------------------------------------------------------------------
Total Distributions.............................     (0.82)          (0.31)          (3.79)          (2.06)          (1.71)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR....................    $44.38          $60.30          $82.01         $108.80          $72.74
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN....................................    (25.09)%        (26.09)%        (21.88)%         53.52%          61.63%
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (MILLIONS)..............      $864          $1,300          $1,797          $1,915            $891
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)...................................      0.84%           0.84%           0.83%           0.83%           0.85%
  Net investment income.........................      0.27            0.91            0.30            0.07            0.18
--------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.........................        52%             47%             30%             37%             53%
--------------------------------------------------------------------------------------------------------------------------
             MONEY MARKET PORTFOLIO                 2002            2001            2000            1999            1998
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..............     $1.00           $1.00           $1.00           $1.00           $1.00
--------------------------------------------------------------------------------------------------------------------------
Net investment income(4)........................     0.014           0.036           0.060           0.049           0.049
Distributions from net investment income........    (0.014)         (0.036)         (0.060)         (0.049)         (0.049)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR....................     $1.00           $1.00           $1.00           $1.00           $1.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN....................................      1.39%           3.71%           6.18%           4.96%           5.08%
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)..................  $393,244        $353,269        $147,117        $119,970         $42,069
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)(5)................................      0.40%           0.40%           0.40%           0.37%           0.65%
  Net investment income.........................      1.38            3.46            6.04            4.96            5.37
--------------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Distributions from realized gains include both net realized short-term and long-term capital gains.

(3) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.25%.

(4) Travelers Insurance Company reimbursed Money Market Portfolio for $71,805, $44,028, $47,023 and $85,612 in expenses for the years ended December 31, 2002, 2001, 2000 and 1999, respectively. If expenses were not reimbursed, the per share decreases to net investment income would have been $0.000*, $0.000*, $0.000* and $0.001, respectively, and the actual expense ratios would have been 0.42%, 0.42%, 0.44% and 0.50%, respectively.

(5) For the years ended December 31, 2002, 2001, 2000 and 1999, there was a voluntary expense limitation. As a result of the voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.40%.

 * Amount represents less than $0.001 per share.

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
MANAGED ASSETS TRUST, HIGH YIELD BOND TRUST, CAPITAL APPRECIATION FUND AND MONEY MARKET PORTFOLIO:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund and Money Market Portfolio ("Funds") as of December 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Funds as of December 31, 2002, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                              [KPMG LLP SIGNATURE]

New York, New York
February 12, 2003

--------------------------------------------------------------------------------
 ADDITIONAL SHAREHOLDER INFORMATION (UNAUDITED)
On March 27, 2002, a Special Meeting of shareholders of the Capital Appreciation Fund was held for the purpose of voting on the following proposal:

To consider and approve a new investment sub-advisory agreement between TAMIC, on behalf of the Fund, and Janus Capital Corporation.

The results of the vote on the proposal were as follows:

   VOTES      % OF SHARES     VOTES       % OF SHARES      VOTES      % OF SHARES
    FOR        VOTED FOR     AGAINST     VOTED AGAINST   ABSTAINED     ABSTAINED
---------------------------------------------------------------------------------
288,009,494     89.25%      18,055,655       5.60%       16,645,410      5.15%

--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)

For Federal tax purposes the Trust or Fund hereby designates for the fiscal year ended December 31, 2002:

     - Percentages of ordinary dividends paid as qualifying for the corporate dividends received deduction:

        Managed Assets Trust........................................  30.50%
        Capital Appreciation Fund...................................  48.62

     - Total long-term capital gain distributions paid:

        Managed Assets Trust........................................  $ 1,692,616

The following percentages of ordinary dividends paid from net investment income are derived from Federal obligations and may be exempt from taxation at the state level:

    Managed Assets Trust........................................  27.83%
    Capital Appreciation Fund...................................   1.32
    Money Market Portfolio......................................   2.57

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             LETTER FROM THE MANAGER

U.S. GOVERNMENT SECURITIES PORTFOLIO

INVESTMENT STRATEGY

The U.S. Government Securities Portfolio ("Portfolio") seeks investments with the highest credit quality, current income and total return. The Portfolio normally invests at least 80% of its assets in securities issued, guaranteed or otherwise backed by the U.S. Government, its agencies and instrumentalities.(1) The portfolio manager selects longer-duration(2) investments with a focus on income.

PERFORMANCE REVIEW

For the year ended December 31, 2002, the Portfolio returned 13.63%.(3) In comparison, the return of the Merrill Lynch U.S. Treasury/Agency Master Index ("Merrill U.S. Treasury/Agency Index")(4), which returned 11.30% for the period, and an equally weighted blended average of the Merrill Lynch U.S. Treasuries 15+ Years Index ("Merrill 15+ Years Index")(5) and the Merrill Lynch Mortgage Master Index ("Merrill Mortgage Index")(6) returned 13.25% for the same period.

PORTFOLIO MANAGER MARKET AND PORTFOLIO OVERVIEW

U.S. Treasury and government agency securities overall performed favorably during the 2002 amid a volatile stock market and benign inflationary environment. Liquidity in the fixed-income securities markets was fairly strong during the first quarter of the period.

In the second quarter, the improvement of real economic data tapered off to an extent, which was positive news for U.S. Treasuries, as these securities typically perform better in declining interest rate environments characterized by tempered inflation (when the economy is not overheated). However, perhaps even more of a significant contributor to the performance of fixed-income securities markets was the drop in equities during the period.

The Federal Open Market Committee ("FOMC")(7) reduced the federal funds rate ("fed funds rate")(8) on November 6, 2002 to 1.25%, a 41-year low. In terms of market performance, U.S. Treasury bonds and mortgage-backed securities fluctuated during the fourth quarter. Yields on these instruments (which move inversely to prices) rose sharply in October as prices dropped, but prices subsequently rallied through the remainder of the quarter. The average yields on U.S. Treasury securities issues scheduled to mature in 10 years rose from approximately 3.60% to 3.82%, resulting in a drop in the spread (i.e., gap between yields) on mortgage-backed securities relative to comparable-maturity U.S. Treasuries from a margin of 1.69% to 1.26% (a reversal from the widening in spreads experienced in the second quarter). As of the period's close, the Portfolio was even to its duration(9) target and poised for issues scheduled to mature in five- and 10-year ranges. The Portfolio maintained essentially

---------------
 1 Government bonds are guaranteed by the full faith and credit of the United
   States government as to timely payment of principal and interest. Government bonds and mortgage-related securities do fluctuate in price, and are subject to interest rate and market risks. The U.S. Government guarantee of principal and interest payments only applies to underlying securities in the Fund's portfolio, not the Fund's shares. Please note that the Fund's shares are not guaranteed by the U.S. government or its agencies.
 2 Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.
 3 The performance return cited above does not reflect the reduction of charges and expenses imposed in connection with investing in variable annuity or life contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Fund.
 4 The Merrill U.S. Treasury/Agency Index is a broad measure of the performance of fixed-income securities obligations of the U.S. Treasury and debt obligations of its agencies and instrumentalities. Please note than an investor cannot invest directly in an index.
 5 The Merrill 15+ Years Index is a broad measure of the performance of U.S.
   government debt issues with maturities greater than 15 years. Please note than an investor cannot invest directly in an index.
 6 The Merrill Mortgage Index is a broad measure of the performance of mortgage-backed securities. Please note than investor cannot invest directly in an index.
 7 The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
 8 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
 9 Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

a neutral weighting in mortgage-backed securities relative to its benchmark, but it remains overweighted in other spread products(10) such as government agencies issues.

PORTFOLIO MANAGER MARKET AND PORTFOLIO OUTLOOK

The markets remain focused on employment numbers. Job growth for October and November combined was a mere 46,000 workers. Despite fewer jobs, however, the consumer has supported the U.S. economy as reflected in positive personal income and consumer spending data.

The U.S. economy appears to be on an erratic road to recovery, as reflected in gross domestic product ("GDP"),(11) which rose 1.3% in the second quarter, 4.0% in the third quarter and is expected by many market observers to have slowed in the fourth quarter. The Institute for Supply Management Business index reading of 50 indicated to us that industry had a poor fourth quarter, but the business indicator surged to 54.7 in December, suggesting an increase in manufacturing activity. While it appears to us that the economy may have averted a "double-dip" recession and deflation, the economy still seems to be struggling. Further uncertainty has been created by the tensions in Iraq, North Korea and the uncertainty of fiscal-related proposals (e.g., tax cuts) from the Bush Administration. While it is possible that the FOMC could raise interest rates if business conditions improve in 2003, excluding any external influences (e.g., the Iraq crisis), against the recent economic backdrop we anticipate that any rise in rates may not likely occur until later in 2003.

SOCIAL AWARENESS STOCK PORTFOLIO

INVESTMENT STRATEGY

The Social Awareness Stock Portfolio ("Portfolio") seeks long-term capital appreciation and retention of net investment income by investing 80% of its assets in equity securities. The Portfolio seeks to invest in securities that meet our investment-screen criteria and, when possible, certain social criteria. Key investments include equity securities of large- and mid-sized companies. The Portfolio avoids investing in companies if a significant portion of their revenue comes from the production of tobacco, tobacco products, alcohol, military defense-related services or gambling services.

PERFORMANCE REVIEW

For the year ended December 31, 2002, the Portfolio returned negative 24.81%.(12) In comparison, the S&P 500 Index(13) returned negative 22.09% for the same period.

PORTFOLIO MANAGER MARKET AND PORTFOLIO OVERVIEW

For equity investors, 2002 will be remembered as a challenging year for the markets. The period marked the third consecutive year of negative stock market returns. It was also the year that some of the country's largest companies declared bankruptcy and a few highly visible and, during prior times, most admired corporate executives fell from grace amid allegations of fraudulent financial reporting activities. 2002 also will be remembered as a year characterized by chronic discussions of war with Iraq and concerns about the potential for interruptions in oil supplies. Fears of deflation, rising energy prices, a weak U.S. dollar, a growing U.S. trade deficit and a lack of corporate earnings growth also weighed heavily on investors' minds during the year. The combination of these issues negated the favorable effects generally associated with low interest rates and moderate economic growth and contributed to the S&P 500 Index and the Portfolio finishing down for 2002.

During the first 10 months of the year, U.S. Federal Reserve monetary authorities refrained from dropping short-term interest rates. During the second and third quarters, many investors went on a "flight-to-quality" buying spree by purchasing U.S. Treasuries. Equity markets remained volatile through the third quarter, but the final three months of 2002 on a collective basis

---------------
10 Spread products are fixed-income securities that provide a yield advantage when compared to U.S. Treasury securities such as mortgage-backed securities and corporate bonds.
11 GDP is a market value of goods and services produced by labor and property in a given country.
12 The performance return cited above does not reflect the reduction of charges and expenses imposed in connection with investing in variable annuity or life contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Fund.
13 The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
 50

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

ended on a positive note for the broader stock market and for the Portfolio as well. The S&P 500 Index finished up 8.4% for the period as previously depressed sectors, such as telecommunications and technology, rebounded sharply. Furthermore, investor expectations of a better economic environment in 2003 helped performance in more cyclical sectors.

The Portfolio underperformed the S&P 500 Index in the fourth quarter. The Portfolio's lack of telecommunications exposure and significant position in Tenet Healthcare were main detractors from performance. However, we continue to believe there are long-term structural problems in the telecommunications sector and that until these issues get resolved, brief trading opportunities may potentially arise, but nothing more on the most part. Although the Portfolio's exposure to Tenet Healthcare hurt its performance as a result of investigations into Medicare overbilling, the Portfolio was able to exit the position at much higher prices than where the stock was trading at the end of 2002. Still, this was clearly a disappointment as the stock had been a very good performer in the portfolio for several years.

PORTFOLIO MANAGER MARKET AND PORTFOLIO OUTLOOK

As we start the new year, our list of investment concerns is no shorter than it was in 2002. In fact, many of the concerns are the same. However, we believe that 2003 offers a better opportunity for investors to potentially observe a visible improvement in stocks in areas that have concerned them the most. We have also started the year with stocks more reasonably priced than they were at this time last year. Specifically, as we progress through 2003, we believe we may begin to see progress in terms of a resolution of the conflict with Iraq, a drop in energy prices, continued moderate growth in the U.S. economy, relatively stronger levels of consumer confidence and continued improvement of corporate earnings, a trend begun in the third quarter of 2002. Stock prices have just recently started to respond favorably. With that said, we acknowledge that the list of concerns and risks to the stock markets remains quite real, but with history as our guide and economic factors providing fundamental support, we believe 2003 will be a more favorable environment for stock investors relative to the prior three years.

UTILITIES PORTFOLIO

INVESTMENT STRATEGY

The Utilities Portfolio ("Portfolio") seeks to provide current income, with long-term capital appreciation as a secondary objective. The Portfolio seeks to achieve its objectives by investing at least 80% of its assets in securities (e.g., equity and fixed-income securities) of companies engaged in the utility industry.

PERFORMANCE REVIEW

For the year ended December 31, 2002, the Portfolio returned negative 30.21%.(14) In comparison, the S&P Utility Index(15) returned negative 29.99% and the S&P 500 Index returned negative 22.09% for the same period.

PORTFOLIO MANAGER MARKET AND PORTFOLIO OVERVIEW

Corporate integrity concerns, reaction in the marketplace to fraudulent corporate accounting activities, as well as weakness in the U.S. economy collectively contributed to the weak stock market performance over the past year.

Following a very dismal third quarter, stocks in the utility sector recovered slightly during the final quarter of 2002. Despite continued negative pressures from the credit rating agencies and disappointing earnings announcements, the utilities sector performed better during this quarter due to several factors. Declining inventories, more seasonal weather and concern about war in the Middle East contributed to higher commodity prices and spreads. Expectations about dividend tax relief, a better economy and resolution of the power-related crisis in California in 2003 also appeared to have helped lift utility stocks slightly at the end of the year. The S&P Utility Index returned approximately 4.9% in the fourth quarter, despite its negative return for the year. After having returned more than 50% in 2000, the Index had fallen at least 30% two years in a row and, much like the broader market, is trading back at levels not seen since periods near the mid 1990s.

---------------
14 The performance return cited above does not reflect the reduction of charges and expenses imposed in connection with investing in variable annuity or life contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Fund.
15 The S&P Utility Index is an unmanaged market capitalization-weighted index of natural gas and electric companies. Please note an investor cannot invest directly in an index.

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

The Portfolio slightly underperformed the S&P Utility Index, and experienced less of a negative impact than the index for the year as a whole. Communications, coal and natural gas-related companies all rebounded from depressed levels to contribute solid positive performance in the final quarter. The industrial services sector (oil and gas pipelines industry) contributed to negative performance. Traditional electric utilities provided slightly positive performance as investors in the sector continued to look for stable earnings and dividend yields. We have used the tremendous snap-back in securities of many communications and merchant-related companies to continue to shift holdings in the Portfolio to "weather the storm" that the utility sector has experienced during the past 24 months.

PORTFOLIO MANAGER MARKET AND PORTFOLIO OUTLOOK

As discussed above, although we anticipate better times ahead for the utility sector, there still exists quite a few negative issues that need to be resolved first. Therefore, we continue to emphasize high-quality utilities with strong balance sheets and dependable streams of cash flow, earnings and dividends. These issues include settlement of legal and regulatory-related issues for California, credit and liquidity concerns, power market stability, restoration of corporate credibility, better financial transparency and, last but not least, fundamental power supply/demand imbalances. We expect many of these issues to be resolved at some point in 2003 and believe it will be a year of transition to a more stable and improved environment for utilities.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- U.S. GOVERNMENT SECURITIES PORTFOLIO AS OF 12/31/02 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURNS
             ----------------------------
    Year Ended 12/31/02                   13.63%
    Five Years Ended 12/31/02              7.77
    Ten Years Ended 12/31/02               7.88



               CUMULATIVE TOTAL RETURN
               -----------------------
    12/31/92 through 12/31/02            113.46%




This chart assumes an initial investment of $10,000 made on December 31, 1992, assuming reinvestment of dividends, through December 31, 2002. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services. The Merrill Lynch U.S. Treasury/Agency Master Index (also known as the U.S. Government Index) tracks the performance of the combined U.S. Treasury and U.S. Agency markets. The Merrill Lynch U.S. Treasuries 15+ Years Index tracks the performance of the direct Sovereign debt of the U.S. Government. It includes all U.S. dollar-denominated U.S. Treasury Notes and Bonds having at least 15 years remaining term to maturity and a minimum amount outstanding of $1 billion. The Merrill Lynch Mortgage Master Index (also called the Mortgage Backed Securities Index) tracks the performance of the U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year (defined as the aggregation of all mortgage pools having a common issuer, type, coupon and production year.)

[TO COME]

                                                                                                              50% MERRILL LYNCH
                                                                                                             U.S. TREASURIES 15+
                                                                                       MERRILL LYNCH U.S.    YEARS INDEX AND 50%
                                          U.S. GOVERNMENT                               TREASURY/AGENCY        MORTGAGE MASTER
                                        SECURITIES PORTFOLIO   CONSUMER PRICE INDEX       MASTER INDEX              INDEX
                                        --------------------   --------------------    ------------------    -------------------
12/92                                         10000.00               10000.00               10000.00               10000.00
12/93                                         10948.00               10275.00               11063.00               11252.00
12/94                                         10331.00               10550.00               10705.00                9918.00
12/95                                         12853.00               10818.00               12666.00               12321.00
12/96                                         13040.00               11177.00               13015.00               12580.00
12/97                                         14686.00               11366.00               14265.00               14134.00
12/98                                         16184.00               11549.00               15670.00               15616.00
12/99                                         15500.00               11893.00               15339.00               15019.00
12/00                                         17753.00               12297.00               17350.00               17444.00
12/01                                         18786.00               12775.00               18595.00               18482.00
12/02                                         21346.00               13079.00               20691.00               20933.00

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.
--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- SOCIAL AWARENESS STOCK PORTFOLIO AS OF 12/31/02 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURNS
             ----------------------------
    Year Ended 12/31/02                 (24.81)%
    Five Years Ended 12/31/02            (0.68)
    Ten Years Ended 12/31/02               7.49



               CUMULATIVE TOTAL RETURN
               -----------------------
    12/31/92 through 12/31/02            106.00%




This chart assumes an initial investment of $10,000 made on December 31, 1992, assuming reinvestment of dividends, through December 31, 2002. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

[TO COME]

                                                 SOCIAL AWARENESS STOCK
                                                        PORTFOLIO                 S&P 500 INDEX           CONSUMER PRICE INDEX
                                                 ----------------------           -------------           --------------------
12/92                                                     10000                       10000                       10000
12/93                                                     10755                       11005                       10275
12/94                                                     10466                       11150                       10550
12/95                                                     13959                       13594                       10818
12/96                                                     16748                       16714                       11177
12/97                                                     21318                       22290                       11366
12/98                                                     28197                       28696                       11549
12/99                                                     32662                       34731                       11893
12/00                                                     32503                       31570                       12297
12/01                                                     27398                       25958                       12775
12/02                                                     20600                       20223                       13079

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- UTILITIES PORTFOLIO AS OF 12/31/02 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURNS
             ----------------------------
    Year Ended 12/31/02                 (30.21)%
    Five Years Ended 12/31/02            (4.64)
    2/4/94* through 12/31/02              4.23



               CUMULATIVE TOTAL RETURN
               -----------------------
    2/4/94* through 12/31/02              44.65%



    * Commencement of operations.

This chart assumes an initial investment of $10,000 made on February 4, 1994, assuming reinvestment of dividends, through December 31, 2002. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The S&P Utility Index is an unmanaged market cap-weighted index of natural gas and electric companies. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

[TO COME]

                                        UTILITIES PORTFOLIO       S&P 500 INDEX        S&P UTILITY INDEX     CONSUMER PRICE INDEX
                                        -------------------       -------------        -----------------     --------------------
2/4/94                                        10000.00               10000.00               10000.00               10000.00
12/94                                         10170.00               10072.00                9500.00               10205.00
12/95                                         13149.00               13852.00               12611.00               10464.00
12/96                                         14638.00               17031.00               13328.00               10811.00
12/97                                         18340.00               22712.00               16613.00               10995.00
12/98                                         21680.00               29240.00               19078.00               11171.00
12/99                                         21662.00               35390.00               17327.00               11504.00
12/00                                         26917.00               32168.00               27236.00               11895.00
12/01                                         20728.00               26450.00               18945.00               12357.00
12/31/02                                      14465.00               20606.00               13263.00               12651.00

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 2002
                      U.S. GOVERNMENT SECURITIES PORTFOLIO

   FACE
  AMOUNT                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS -- 20.8%
              U.S. Treasury Bonds:
$ 7,000,000     7.250% due 8/15/22........................................  $  9,112,306
  2,000,000     7.625% due 11/15/22.......................................     2,704,688
  5,000,000     6.875% due 8/15/25........................................     6,325,590
 12,000,000     6.000% due 2/15/26........................................    13,755,480
  4,000,000     6.375% due 8/15/27........................................     4,809,064
 17,000,000     5.500% due 8/15/28........................................    18,373,294
----------------------------------------------------------------------------------------
              TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost -- $52,285,950).....    55,080,422
----------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES -- 57.3%
  1,000,000   Federal Farm Credit Bank, 6.800% due 10/12/07...............     1,169,626
              Federal Home Loan Bank (FHLB) Certificates:
  5,000,000     4.500% due 8/14/09........................................     5,209,650
  3,000,000     5.875% due 2/15/11........................................     3,340,329
  8,000,000     5.750% due 5/15/12........................................     8,961,168
              Federal Home Loan Mortgage Corp. (FHLMC) Certificates:
  5,000,000     4.750% due 8/13/09 (a)....................................     5,149,715
  5,000,000     4.750% due 10/11/12 (a)...................................     5,054,290
  4,330,000     6.000% due 6/27/17........................................     4,605,890
  4,204,089     7.000% due 7/1/29.........................................     4,395,901
    279,559     8.000% due 9/1/30 (a).....................................       299,889
 11,344,480     5.500% due 2/1/32 (a).....................................    11,583,938
  4,835,740     7.500% due 2/1/32 (a).....................................     5,144,067
  1,814,138     7.500% due 5/1/32.........................................     1,929,772
              Federal National Mortgage Association (FNMA) Certificates:
  5,000,000     5.500% due 7/18/12........................................     5,236,865
  4,645,627     5.000% due 1/1/17 (b).....................................     4,773,231
 20,320,000     5.000% due 1/15/18 (c)....................................    20,815,300
  3,261,954     6.500% due 12/1/27 (b)....................................     3,411,248
  3,000,000     6.250% due 5/15/29........................................     3,347,982
  9,655,459     5.500% due 2/1/32 (b).....................................     9,975,499
  9,242,824     7.500% due 7/1/32 (b).....................................     9,629,982
  6,000,000     5.500% due 1/15/33 (c)....................................     6,120,000
 13,949,000   Financing Corp. Strips, Series 13, zero coupon due
                6/27/11...................................................     9,442,245
              Government National Mortgage Association (GNMA)
                Certificates:
    680,105     9.000% due 9/15/09 (b)....................................       740,887
    288,310     8.500% due 6/15/18 (b)....................................       318,892
  5,987,253   National Archives Facility Trust, COP, 8.500% due 9/1/19....     7,750,086
  4,680,000   Student Loan Marketing Association (SLMA), zero coupon due
                5/15/14...................................................     2,042,076
  9,000,000   Tennessee Valley Authority Certificates, 7.125% due
                5/1/30....................................................    11,221,569
----------------------------------------------------------------------------------------
              TOTAL U.S. GOVERNMENT AGENCIES (Cost -- $145,535,248).......   151,670,097
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                      U.S. GOVERNMENT SECURITIES PORTFOLIO

   FACE
  AMOUNT                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 9.6%
              Federal Home Loan Mortgage Corp. (FHLMC):
$ 1,205,539     Series 1103, Class J, 8.500% due 6/15/21..................  $  1,279,892
  7,000,000     Series 2315, Class CL, 6.500% due 5/15/31.................     7,565,004
  3,000,000     Series 2422, Class CH, 6.500% due 2/15/32.................     3,195,766
  5,000,000     Series 2451, Class QB, 6.500% due 3/15/30.................     5,289,439
  3,863,320   FNMA, Series 2000-46, Class PB, 7.500% due 3/25/29 (a)......     3,920,875
  4,000,000   GNMA, Series 2002-47, Class PG, 6.500% due 7/16/32..........     4,283,196
----------------------------------------------------------------------------------------
              TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                (Cost -- $24,381,013).....................................    25,534,172
----------------------------------------------------------------------------------------
              SUB-TOTAL INVESTMENTS (Cost -- $222,202,211)................   232,284,691
----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 12.3%
 32,583,000   State Street Bank and Trust Co., 1.050% due 1/2/03; Proceeds
                at maturity -- $32,584,901; (Fully collateralized by U.S.
                Treasury Notes, 4.875% due 2/15/12;
                Market value -- $33,237,281) (Cost -- $32,583,000)........    32,583,000
----------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $254,785,211*)...........  $264,867,691
----------------------------------------------------------------------------------------

(a) All or a portion of this security is segregated for mortgage dollar rolls.
(b) Date shown represents the last in range of maturity dates.
(c) Mortgage dollar roll (See Note 8).
 *  Aggregate cost for Federal income tax purposes is $254,901,160.

    Abbreviations used in this schedule:
    COP -- Certificate of participation

                       SEE NOTES TO FINANCIAL STATEMENTS.
 56

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                        SOCIAL AWARENESS STOCK PORTFOLIO

  SHARES                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
COMMON STOCK -- 96.4%
--------------------------------------------------------------------------------------
BASIC MATERIALS -- 8.4%
    22,400   Air Products & Chemicals, Inc. .............................  $   957,600
    40,000   Alcoa Inc. .................................................      911,200
    25,000   E.I. du Pont de Nemours & Co. ..............................    1,060,000
    15,000   Engelhard Corp. ............................................      335,250
    24,100   Kimberly-Clark Corp. .......................................    1,144,027
    10,000   Praxair, Inc. ..............................................      577,700
     5,000   Weyerhaeuser Co. ...........................................      246,050
--------------------------------------------------------------------------------------
                                                                             5,231,827
--------------------------------------------------------------------------------------
BUSINESS SERVICES -- 2.8%
    20,000   Omnicom Group Inc. .........................................    1,292,000
    17,000   Paychex, Inc. ..............................................      474,300
--------------------------------------------------------------------------------------
                                                                             1,766,300
--------------------------------------------------------------------------------------
CAPITAL GOODS -- 1.5%
     5,000   Centex Corp. ...............................................      251,000
     6,500   Illinois Tool Works Inc. ...................................      421,590
     5,217   KB HOME.....................................................      223,549
--------------------------------------------------------------------------------------
                                                                               896,139
--------------------------------------------------------------------------------------
COMMUNICATIONS AND MEDIA -- 5.4%
    31,100   AOL Time Warner Inc.+.......................................      407,410
    39,500   Comcast Corp., Special Class A Shares+......................      892,305
    17,500   Cox Communications, Inc., Class A Shares+...................      497,000
     9,000   Univision Communications Inc., Class A Shares+..............      220,500
     5,000   Verizon Communications Inc. ................................      193,750
    28,650   Viacom Inc., Class B Shares+................................    1,167,774
--------------------------------------------------------------------------------------
                                                                             3,378,739
--------------------------------------------------------------------------------------
CONGLOMERATES -- 0.4%
    15,000   Tyco International Ltd. ....................................      256,200
--------------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 1.8%
    17,900   The Black & Decker Corp. ...................................      767,731
    10,900   The Stanley Works...........................................      376,922
--------------------------------------------------------------------------------------
                                                                             1,144,653
--------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS -- 7.5%
     8,000   ConAgra Foods, Inc. ........................................      200,080
    30,000   The Gillette Co. ...........................................      910,800
    20,000   Kraft Foods Inc., Class A Shares............................      778,600
    17,500   PepsiCo, Inc. ..............................................      738,850
    26,500   Sara Lee Corp. .............................................      596,515
    49,000   Sysco Corp. ................................................    1,459,710
--------------------------------------------------------------------------------------
                                                                             4,684,555
--------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                        SOCIAL AWARENESS STOCK PORTFOLIO

  SHARES                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
ENERGY -- 5.5%
    16,800   Anadarko Petroleum Corp. ...................................  $   804,720
     6,000   Apache Corp. ...............................................      341,940
    24,026   BP PLC, Sponsored ADR.......................................      976,656
     5,000   Noble Corp.+................................................      175,750
    24,800   Royal Dutch Petroleum Co., NY Shares .......................    1,091,696
--------------------------------------------------------------------------------------
                                                                             3,390,762
--------------------------------------------------------------------------------------
FINANCE -- 22.4%
    22,000   AMBAC Financial Group, Inc. ................................    1,237,280
    32,900   American Express Co. .......................................    1,163,015
    22,360   American International Group, Inc. .........................    1,293,526
    45,000   The Bank of New York Co., Inc. .............................    1,078,200
    31,500   Bank One Corp. .............................................    1,151,325
    15,000   Capital One Financial Corp. ................................      445,800
     7,100   Freddie Mac.................................................      419,255
    16,315   The Hartford Financial Services Group, Inc. ................      741,191
    50,000   J.P. Morgan Chase & Co. ....................................    1,200,000
     5,000   Lehman Brothers Holdings, Inc. .............................      266,450
    13,662   Marsh & McLennan Cos., Inc. ................................      631,321
     9,750   MBNA Corp. .................................................      185,445
    10,000   Merrill Lynch & Co., Inc. ..................................      379,500
    24,000   Morgan Stanley..............................................      958,080
     7,500   State Street Corp. .........................................      292,500
    10,000   Washington Mutual, Inc. ....................................      345,300
    25,000   Wells Fargo & Co. ..........................................    1,171,750
    12,500   XL Capital Ltd., Class A Shares.............................      965,625
--------------------------------------------------------------------------------------
                                                                            13,925,563
--------------------------------------------------------------------------------------
HEALTHCARE -- 13.6%
    24,500   Amgen Inc.+.................................................    1,184,330
    20,000   Bristol-Myers Squibb Co. ...................................      463,000
    21,000   Eli Lilly & Co. ............................................    1,333,500
     6,500   HCA Inc. ...................................................      269,750
    29,000   Johnson & Johnson...........................................    1,557,590
    14,000   MedImmune Inc.+.............................................      380,380
    27,000   Medtronic, Inc. ............................................    1,231,200
    54,000   Pfizer Inc. ................................................    1,650,780
    10,000   Wyeth.......................................................      374,000
--------------------------------------------------------------------------------------
                                                                             8,444,530
--------------------------------------------------------------------------------------
INSURANCE -- 0.5%
     4,500   Anthem, Inc.+...............................................      283,050
     1,560   Wellchoice Inc.+............................................       37,362
--------------------------------------------------------------------------------------
                                                                               320,412
--------------------------------------------------------------------------------------
RETAIL -- 7.6%
    12,000   Costco Wholesale Corp.+.....................................      336,720
     5,000   CVS Corp. ..................................................      124,850

                       SEE NOTES TO FINANCIAL STATEMENTS.
 58

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                        SOCIAL AWARENESS STOCK PORTFOLIO

  SHARES                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
          )                                     RETAIL -- 7.6% (CONTINUED
    23,000   The Home Depot, Inc. .......................................  $   551,080
    20,000   Lowe's Cos., Inc. ..........................................      750,000
    10,000   Target Corp. ...............................................      300,000
    34,300   Wal-Mart Stores, Inc. ......................................    1,732,493
    34,700   Wendy's International, Inc. ................................      939,329
--------------------------------------------------------------------------------------
                                                                             4,734,472
--------------------------------------------------------------------------------------
TECHNOLOGY -- 15.0%
    17,700   Applied Materials, Inc.+....................................      230,631
    18,100   Automatic Data Processing, Inc. ............................      710,425
    13,000   Celestica, Inc.+............................................      183,300
    73,700   Cisco Systems, Inc.+........................................      965,470
    25,500   Dell Computer Corp.+........................................      681,870
   110,400   EMC Corp.+..................................................      677,856
    18,000   Intel Corp. ................................................      280,260
    10,000   International Business Machines Corp. ......................      775,000
    44,400   Microsoft Corp.+............................................    2,295,480
    35,000   Motorola, Inc. .............................................      302,750
    40,000   Nokia Oyj, Sponsored ADR....................................      620,000
    64,900   Oracle Corp.+...............................................      700,920
   156,700   Sun Microsystems, Inc.+.....................................      487,337
    40,000   Vishay Intertechnology, Inc.+...............................      447,200
--------------------------------------------------------------------------------------
                                                                             9,358,499
--------------------------------------------------------------------------------------
TRANSPORTATION -- 2.9%
    15,000   Norfolk Southern Corp. .....................................      299,850
    25,230   Southwest Airlines Co. .....................................      350,697
    18,700   United Parcel Service, Inc., Class B Shares.................    1,179,596
--------------------------------------------------------------------------------------
                                                                             1,830,143
--------------------------------------------------------------------------------------
UTILITIES -- 1.1%
    10,000   Consolidated Edison Inc. ...................................      428,200
    10,000   The Southern Co. ...........................................      283,900
--------------------------------------------------------------------------------------
                                                                               712,100
--------------------------------------------------------------------------------------
             TOTAL COMMON STOCK (Cost -- $64,971,677)....................   60,074,894
--------------------------------------------------------------------------------------
   FACE
  AMOUNT                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.6%
$2,245,000   Merrill Lynch & Co., Inc., 1.050% due 1/2/03; Proceeds at
               maturity -- $2,245,131; (Fully collateralized by various
               U.S. government agency obligations, 0.000% to 7.450% due
               8/15/03 to 11/15/17; Market value -- $2,289,901)
               (Cost -- $2,245,000)......................................    2,245,000
--------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100% (Cost -- $67,216,677*)............  $62,319,894
--------------------------------------------------------------------------------------

+ Non-income producing security.
* Aggregate cost for Federal income tax purposes is $67,218,886.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                              UTILITIES PORTFOLIO

  SHARES                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
COMMON STOCK -- 96.3%
--------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.7%
     1,571   AT&T Corp. .................................................  $    41,019
    19,000   Sprint Corp. -- FON Group...................................      275,120
     1,500   Verizon Communications Inc. ................................       58,125
--------------------------------------------------------------------------------------
                                                                               374,264
--------------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 70.6%
     5,000   Ameren Corp. ...............................................      207,850
    15,000   American Electric Power Co., Inc. ..........................      409,950
    32,000   Cinergy Corp. ..............................................    1,079,040
    14,500   Consolidated Edison Inc. ...................................      620,890
    33,000   Constellation Energy Group, Inc. ...........................      918,060
    28,806   Dominion Resources, Inc. ...................................    1,581,449
    15,095   DTE Energy Co. .............................................      700,408
    62,800   Duke Energy Co. ............................................    1,227,112
    10,000   Edison International+.......................................      118,500
    10,000   The Empire District Electric Co. ...........................      182,000
    25,000   Entergy Corp. ..............................................    1,139,750
    20,500   Exelon Corp. ...............................................    1,081,785
    30,000   Firstenergy Corp. ..........................................      989,100
    15,600   FPL Group, Inc. ............................................      938,028
    25,000   PG&E Corp. .................................................      347,500
    10,000   Pinnacle West Capital Corp. ................................      340,900
    24,000   PPL Corp. ..................................................      832,320
    25,000   Progress Energy Inc. .......................................    1,083,750
     9,000   Public Service Enterprise Group, Inc. ......................      288,900
    40,000   The Southern Co. ...........................................    1,135,600
    13,000   TXU Corp. ..................................................      242,840
--------------------------------------------------------------------------------------
                                                                            15,465,732
--------------------------------------------------------------------------------------
GAS UTILITIES -- 19.8%
    17,800   Energen Corp. ..............................................      517,980
    22,500   Keyspan Corp. ..............................................      792,900
     5,000   Kinder Morgan, Inc. ........................................      211,350
    27,000   National Fuel Gas Co. ......................................      559,710
    20,000   NiSource Inc. ..............................................      400,000
    42,400   Sempra Energy...............................................    1,002,760
    36,400   Southwest Gas Corp. ........................................      853,580
--------------------------------------------------------------------------------------
                                                                             4,338,280
--------------------------------------------------------------------------------------
METALS AND MINING -- 3.1%
    20,000   Arch Coal Inc. .............................................      431,800
     8,100   Peabody Energy Corp. .......................................      236,763
--------------------------------------------------------------------------------------
                                                                               668,563
--------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 60

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                              UTILITIES PORTFOLIO

  SHARES                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 1.1%
    20,404   AT&T Wireless Services Inc.+................................  $   115,282
     4,968   Comcast Corp., Class A Shares+..............................      117,096
--------------------------------------------------------------------------------------
                                                                               232,378
--------------------------------------------------------------------------------------
             TOTAL COMMON STOCK (Cost -- $21,757,658)....................   21,079,217
--------------------------------------------------------------------------------------

   FACE
  AMOUNT     RATING(a)                      SECURITY                                    VALUE
------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 0.9%
------------------------------------------------------------------------------------------------
ELECTRIC/GAS -- 0.9%
$  200,000    A-       Arizona Public Service Co., 1st Mortgage Bonds, 7.250% due
                       8/1/23
                         (Cost -- $177,091)........................................      203,042
------------------------------------------------------------------------------------------------
                       SUB-TOTAL INVESTMENTS (Cost -- $21,934,749).................   21,282,259
------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.8%
   618,000             Merrill Lynch & Co., Inc. 1.050% due 1/2/03; Proceeds at
                         maturity -- $618,036; (Fully collateralized by various
                         U.S. government agency obligations,
                         0.000% to 7.450% due 8/15/03 to 11/15/17; Market
                         value -- $630,360)
                         (Cost -- $618,000)........................................      618,000
------------------------------------------------------------------------------------------------
                       TOTAL INVESTMENTS -- 100% (Cost -- $22,552,749*)............  $21,900,259
------------------------------------------------------------------------------------------------

 +  Non-income producing security.
(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

    See page 62 for definitions of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA       --  Bonds rated "AAA" has the highest rating assigned by
              Standard & Poor's. Capacity to pay interest and repay
              principal is extremely strong.
AA        --  Bonds rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A         --  Bonds rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB       --  Bonds rated "BBB" are regarded as having an adequate
              capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
              economic conditions or changing circumstances are more
              likely to lead to a weakened capacity to pay interest and
              repay principal for bonds in this category than for bonds in higher rated categories.
BB, B     --  Bonds rated "BB" and "B" are regarded, on balance, as
and CCC       predominantly speculative with respect to capacity to pay
              interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of
              speculation than "B", and "CCC" the highest degree of
              speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by
              large uncertainties or major risk exposures to adverse
              conditions.
C         --  The rating "C" is reserved for income bonds on which no interest is being paid.
D         --  Bonds rated "D" are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Caa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa       --  Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
              generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin
              and principal is secure. While the various protective
              elements are likely to change, such changes as can be
              visualized are most unlikely to impair the fundamentally
              strong position of such issues.
Aa        --  Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated
              lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of
              protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
              appear somewhat larger than in "Aaa" securities.
A         --  Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
              Factors giving security to principal and interest are
              considered adequate but elements may be present which
              suggest a susceptibility to impairment some time in the
              future.
Baa       --  Bonds rated "Baa" are considered to be medium grade
              obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security
              appear adequate for the present but certain protective
              elements may be lacking or may be characteristically
              unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have
              speculative characteristics as well.
Ba        --  Bonds rated "Ba" are judged to have speculative elements;
              their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
              moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position
              characterizes bonds in this class.
B         --  Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa       --  Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with
              respect to principal or interest.
Ca        --  Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C         --  Bonds rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor
              prospects of ever attaining any real investment standing.
NR        --  Indicates that the bond is not rated by Standard & Poor's or
              Moody's.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER 31, 2002

                                                           U.S. GOVERNMENT    SOCIAL AWARENESS
                                                             SECURITIES            STOCK           UTILITIES
                                                              PORTFOLIO          PORTFOLIO         PORTFOLIO
--------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost.................................     $222,202,211        $ 64,971,677      $ 21,934,749
  Repurchase agreements, at cost.......................       32,583,000           2,245,000           618,000
--------------------------------------------------------------------------------------------------------------
  Investments, at value................................     $232,284,691        $ 60,074,894      $ 21,282,259
  Repurchase agreements, at value......................       32,583,000           2,245,000           618,000
  Cash.................................................               69                 751               466
  Receivable for Fund shares sold......................        3,436,972                  --             4,417
  Dividends and interest receivable....................        2,233,342              70,062            49,920
--------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS.........................................      270,538,074          62,390,707        21,955,062
--------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased.....................       26,546,905                  --                --
  Investment advisory fees payable.....................           64,101              33,252            11,904
  Administration fees payable..........................           11,901               4,524               794
  Payable for Fund shares purchased....................               --              13,464           351,574
  Accrued expenses.....................................           44,208              41,724            29,506
--------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES....................................       26,667,115              92,964           393,778
--------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.......................................     $243,870,959        $ 62,297,743      $ 21,561,284
--------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital......................................     $232,637,520        $ 80,097,347      $ 36,349,854
  Undistributed net investment income..................          329,492              10,305             2,662
  Accumulated net realized gain (loss) from security
     transactions......................................          821,467         (12,913,126)      (14,138,742)
  Net unrealized appreciation (depreciation) of
     investments.......................................       10,082,480          (4,896,783)         (652,490)
--------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.......................................     $243,870,959        $ 62,297,743      $ 21,561,284
--------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING.....................................       18,563,920           3,467,533         2,411,721
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE.............................           $13.14              $17.97             $8.94
--------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS                   FOR THE YEAR ENDED DECEMBER 31, 2002

                                                           U.S. GOVERNMENT    SOCIAL AWARENESS
                                                             SECURITIES            STOCK           UTILITIES
                                                              PORTFOLIO          PORTFOLIO         PORTFOLIO
--------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest...............................................   $  9,064,411        $     25,966      $     29,936
  Dividends..............................................             --             841,401         1,038,102
  Less: Foreign withholding tax..........................             --             (11,260)               --
--------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME................................      9,064,411             856,107         1,068,038
--------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 2)......................        550,096             450,451           183,378
  Administration fees (Note 2)...........................        103,175              43,686            16,927
  Shareholder communications.............................         32,910              18,036             5,104
  Audit and legal........................................         28,234              26,593            26,962
  Custody................................................         24,382              15,278             9,923
  Trustees' fees.........................................          6,581               6,845             6,595
  Shareholder and system servicing fees..................          5,012               5,791             5,005
  Other..................................................            135                 538               682
--------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES.........................................        750,525             567,218           254,576
--------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME....................................      8,313,886             288,889           813,462
--------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE
3):
  Realized Gain (Loss) From Security Transactions
  (excluding short-term securities):
     Proceeds from sales.................................    273,681,924          26,502,471        12,367,566
     Cost of securities sold.............................    270,350,477          34,657,935        23,544,775
--------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS)...............................      3,331,447          (8,155,464)      (11,177,209)
--------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation) of
  Investments:
     Beginning of year...................................       (541,063)          8,826,950            49,410
     End of year.........................................     10,082,480          (4,896,783)         (652,490)
--------------------------------------------------------------------------------------------------------------
  CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)...     10,623,543         (13,723,733)         (701,900)
--------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS...........................     13,954,990         (21,879,197)      (11,879,109)
--------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS........   $ 22,268,876        $(21,590,308)     $(11,065,647)
--------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 64

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS        FOR THE YEAR ENDED DECEMBER 31, 2002

                                                    U.S. GOVERNMENT    SOCIAL AWARENESS
                                                      SECURITIES            STOCK           UTILITIES
                                                       PORTFOLIO          PORTFOLIO         PORTFOLIO
-------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income...........................   $  8,313,886        $    288,889      $    813,462
  Net realized gain (loss)........................      3,331,447          (8,155,464)      (11,177,209)
  Change in net unrealized appreciation
     (depreciation)...............................     10,623,543         (13,723,733)         (701,900)
-------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
     OPERATIONS...................................     22,268,876         (21,590,308)      (11,065,647)
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income...........................    (14,482,356)           (642,498)       (1,848,406)
  Net realized gains..............................     (1,567,341)                 --                --
-------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS.................................    (16,049,697)           (642,498)       (1,848,406)
-------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
  Net proceeds from sale of shares................    125,224,139           8,483,608         2,027,881
  Net asset value of shares issued
     for reinvestment of dividends................     16,049,697             642,498         1,848,406
  Cost of shares reacquired.......................    (30,112,939)         (7,939,606)       (8,833,615)
-------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS...........................    111,160,897           1,186,500        (4,957,328)
-------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS...............    117,380,076         (21,046,306)      (17,871,381)
NET ASSETS:
  Beginning of year...............................    126,490,883          83,344,049        39,432,665
-------------------------------------------------------------------------------------------------------
  END OF YEAR*....................................   $243,870,959        $ 62,297,743      $ 21,561,284
-------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income
  of:.............................................       $329,492             $10,305            $2,662
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS
                                            FOR THE YEAR ENDED DECEMBER 31, 2001

                                                    U.S. GOVERNMENT    SOCIAL AWARENESS
                                                      SECURITIES            STOCK           UTILITIES
                                                       PORTFOLIO          PORTFOLIO         PORTFOLIO
-------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income...........................   $  6,175,059        $    364,152      $  1,038,124
  Net realized gain (loss)........................      1,566,826          (3,906,695)       (2,961,533)
  Change in net unrealized appreciation
     (depreciation)...............................     (1,842,992)        (10,401,433)      (10,419,460)
-------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
     OPERATIONS...................................      5,898,893         (13,943,976)      (12,342,869)
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income...........................     (4,359,413)           (345,874)         (855,489)
  Net realized gains..............................             --                  --        (2,174,214)
-------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS.................................     (4,359,413)           (345,874)       (3,029,703)
-------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
  Net proceeds from sale of shares................     53,164,510          21,161,058        13,760,099
  Net asset value of shares issued for
     reinvestment of dividends....................      4,359,413             345,874         3,029,703
  Cost of shares reacquired.......................    (23,542,477)         (5,056,878)      (10,440,940)
-------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS.................................     33,981,446          16,450,054         6,348,862
-------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS.................     35,520,926           2,160,204        (9,023,710)
NET ASSETS:
  Beginning of year...............................     90,969,957          81,183,845        48,456,375
-------------------------------------------------------------------------------------------------------
  END OF YEAR*....................................   $126,490,883        $ 83,344,049      $ 39,432,665
-------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income
     of:..........................................     $6,259,495            $363,914        $1,037,606
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 66

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The U.S. Government Securities, Social Awareness Stock and Utilities Portfolios (collectively, "Portfolio(s)") are separate investment portfolios of The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these portfolios and 13 other separate investment portfolios: Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock, Large Cap, Equity Income, Disciplined Mid Cap Stock, Convertible Securities, formerly known as Convertible Bond, MFS Mid Cap Growth, MFS Research, MFS Value, and Zero Coupon Bond Fund Portfolio (Series 2005) Portfolios. Shares of the Trust are offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies, including affiliates of the investment manager. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales prices were reported and U.S. Government and Agency obligations are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from reputable brokers or other recognized sources; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) securities, other than U.S. government agencies and obligations, that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis and dividend income is recorded on the ex-dividend date; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes;
(j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2002, reclassifications were made to the capital accounts of the U.S. Government Securities Portfolio, to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by these changes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Company LLC ("TAMIC"), an indirect wholly owned subsidiary of Citigroup Inc., ("Citigroup"), acts as investment manager and adviser to U.S. Government Securities Portfolio ("USGS"). USGS pays TAMIC an investment management and advisory fee calculated at the annual rate of 0.3233% of its average daily net assets. This fee is calculated daily and paid monthly.

     Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. and an indirect wholly owned subsidiary of Citigroup, acts as investment manager and adviser to the Social Awareness Stock ("SAS") and Utilities ("Utilities") Portfolios. SAS pays SBFM an investment management and advisory fee calculated at an annual rate of: 0.65% on the first $50 million, 0.55% on the next $50 million, 0.45% on the next $100 million and 0.40% on amounts over $200 million of the average daily net assets. Utilities pays SBFM investment management and advisory fees calculated at an annual rate of 0.65% of the average daily net assets. These fees are calculated daily and paid monthly.

     The Travelers Insurance Company ("TIC") acts as administrator to the Portfolios. The Portfolios pay TIC an administration fee calculated at an annual rate of 0.06% of the average daily net assets. TIC has entered into a sub-administrative services agreement with SBFM. TIC pays SBFM, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of each Portfolio. This fee is calculated daily and paid monthly.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Portfolios' transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. For the year ended December 31, 2002, each Portfolio paid transfer agent fees of $5,000 to CTB.

     For the year ended December 31, 2002, Salomon Smith Barney Inc. and its affiliates did not received any brokerage commissions.

     One Trustee and all officers of the Trust are employees of Citigroup or its affiliates.

     3.  INVESTMENTS

     During the year ended December 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                                  USGS           SAS        UTILITIES
------------------------------------------------------------------------------------------------------
Purchases...................................................  $381,679,005   $29,098,101   $ 7,124,547
------------------------------------------------------------------------------------------------------
Sales.......................................................   273,681,924    26,502,471    12,367,566
------------------------------------------------------------------------------------------------------

     At December 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

                                                                 USGS           SAS         UTILITIES
------------------------------------------------------------------------------------------------------
Gross unrealized appreciation...............................  $10,218,071   $  6,407,212   $ 2,129,673
Gross unrealized depreciation...............................     (251,540)   (11,306,204)   (2,782,163)
------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)..................  $ 9,966,531   $ (4,898,992)  $  (652,490)
------------------------------------------------------------------------------------------------------

     4.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

     5.  FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolios' basis in the contract.

     The Portfolios enter into such contracts to hedge portions of their respective portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At December 31, 2002, the Portfolios did not hold any futures contracts.

     6.  OPTION CONTRACTS

     Premiums paid when put or call options are purchased by the Portfolios, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into closing sales transactions, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolios exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     At December 31, 2002, the Portfolios did not hold any purchased call or put option contracts.

     7.  SECURITIES TRADED ON A TO-BE-ANNOUNCED BASIS

     The Portfolios may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Portfolios commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA/FNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolios, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At December 31, 2002, the Portfolios did not hold any TBA securities.

     8.  MORTGAGE DOLLAR ROLLS

     The Portfolios may enter into dollar rolls in which the Portfolios sell mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Portfolios forego principal and interest paid on the securities. The Portfolios are compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security.

     At December 31, 2002, USGS had outstanding net contracts to repurchase mortgage-backed securities of $6,003,010, and $20,543,895 for scheduled settlements on January 14, 2003 and January 21, 2003, respectively. In addition, at December 31, 2002, SAS and Utilities did not have any mortgage dollar rolls outstanding.

     9.  CAPITAL LOSS CARRYFORWARD

     At December 31, 2002, SAS and Utilities had, for Federal income tax purposes approximately $12,180,000 and $13,307,000 respectively, of capital loss carryforwards available to offset future realized gains. To the extent that these carryforward losses can be used to offset net realized capital gains, it is probable that such gains will not be distributed.

     The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:

PORTFOLIO                                                       2008        2009         2010
-------------------------------------------------------------------------------------------------
Social Awareness Stock Portfolio............................  $774,000   $3,269,000   $ 8,137,000
Utilities Portfolio.........................................        --      944,000    12,363,000
-----------------------------------------------------------------------------------

     In addition, the Portfolios had the following capital losses realized after October 31, 2002, which were deferred for Federal income tax purposes to the first day of the following year:

PORTFOLIO
----------------------------------------------------------------------
Social Awareness Stock Portfolio............................  $731,300
Utilities Portfolio.........................................   831,651
----------------------------------------------------------------------

     10.  INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

     At December 31, 2002, the tax basis components of distributable earnings were:

                                                                 USGS          SAS         UTILITIES
------------------------------------------------------------------------------------------------------
Undistributed ordinary income...............................  $1,055,276   $     10,305   $      2,662
------------------------------------------------------------------------------------------------------
Accumulated capital gains (losses)..........................     211,631    (12,179,617)   (13,307,091)
------------------------------------------------------------------------------------------------------
Unrealized appreciation (depreciation)......................   9,966,531     (4,898,992)      (652,490)
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The difference between book basis and tax basis of unrealized appreciation and depreciation is attributable primarily to wash sale loss deferrals.

The tax character of distributions paid during the year ended December 31, 2002 were:

                                                                 USGS         SAS      UTILITIES
-------------------------------------------------------------------------------------------------
Ordinary income.............................................  $15,201,304   $642,498   $1,848,406
-------------------------------------------------------------------------------------------------
Long term capital gains.....................................      848,393         --           --
-------------------------------------------------------------------------------------------------
Total.......................................................  $16,049,697   $642,498   $1,848,406
-------------------------------------------------------------------------------------------------

     11.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Portfolio were as follows:

                                                                 YEAR ENDED          YEAR ENDED
                                                              DECEMBER 31, 2002   DECEMBER 31, 2001
---------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES PORTFOLIO
Shares sold.................................................      9,502,251            4,263,211
Shares issued on reinvestment...............................      1,220,920              351,566
Shares reacquired...........................................     (2,325,219)          (1,892,426)
---------------------------------------------------------------------------------------------------
Net Increase................................................      8,397,952            2,722,351
---------------------------------------------------------------------------------------------------
SOCIAL AWARENESS STOCK PORTFOLIO
Shares sold.................................................        396,282              817,078
Shares issued on reinvestment...............................         34,690               14,071
Shares reacquired...........................................       (415,324)            (202,423)
---------------------------------------------------------------------------------------------------
Net Increase................................................         15,648              628,726
---------------------------------------------------------------------------------------------------
UTILITIES PORTFOLIO
Shares sold.................................................        190,341              778,866
Shares issued on reinvestment...............................        193,234              189,593
Shares reacquired...........................................       (815,007)            (646,898)
---------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................       (431,432)             321,561
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

U.S. GOVERNMENT SECURITIES PORTFOLIO             2002(1)      2001(1)     2000(1)     1999(1)       1998
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.............    $12.44       $12.22     $11.30      $11.80       $11.65
----------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income........................      0.63         0.69       0.74        0.68         0.49
  Net realized and unrealized gain (loss)......      1.05         0.02       0.84       (1.18)        0.70
----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations............      1.68         0.71       1.58       (0.50)        1.19
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:(2)
  Net investment income........................     (0.89)       (0.49)     (0.66)      (0.00)*      (0.50)
  Net realized gains...........................     (0.09)          --         --          --        (0.54)
----------------------------------------------------------------------------------------------------------
Total Distributions............................     (0.98)       (0.49)     (0.66)      (0.00)*      (1.04)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR...................    $13.14       $12.44     $12.22      $11.30       $11.80
----------------------------------------------------------------------------------------------------------
TOTAL RETURN...................................     13.63%        5.82%     14.53%      (4.23)%      10.20%
----------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)................  $243,871     $126,491    $90,970     $61,623      $66,454
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)..................................      0.44%        0.45%      0.48%       0.48%        0.45%
  Net investment income........................      4.82         5.55       6.46        5.97         5.31
----------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE........................       165%         327%       289%        164%         349%
----------------------------------------------------------------------------------------------------------

SOCIAL AWARENESS STOCK PORTFOLIO                   2002       2001(1)     2000(1)     1999(1)       1998
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.............    $24.14       $28.76     $29.42      $25.92       $20.06
----------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income........................      0.08         0.11       0.14        0.13         0.10
  Net realized and unrealized gain (loss)......     (6.06)       (4.63)     (0.29)       3.93         6.30
----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations............     (5.98)       (4.52)     (0.15)       4.06         6.40
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:(2)
  Net investment income........................     (0.19)       (0.10)     (0.16)      (0.09)       (0.12)
  Net realized gains...........................        --           --      (0.35)      (0.47)       (0.42)
----------------------------------------------------------------------------------------------------------
Total Distributions............................     (0.19)       (0.10)     (0.51)      (0.56)       (0.54)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR...................    $17.97       $24.14     $28.76      $29.42       $25.92
----------------------------------------------------------------------------------------------------------
TOTAL RETURN...................................    (24.81)%     (15.71)%    (0.49)%     15.84%       32.27%
----------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)................   $62,298      $83,344    $81,184     $68,239      $39,482
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)..................................      0.78%        0.74%      0.75%       0.80%        0.84%
  Net investment income........................      0.40         0.45       0.48        0.69         0.63
----------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE........................        37%          22%        33%         12%          14%
----------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Distributions from realized gains include both net realized short-term and long-term capital gains.

(3) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.25%.

 *  Amount represents less than $0.01 per share.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

UTILITIES PORTFOLIO                              2002(1)      2001(1)     2000(1)     1999(1)       1998
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.............    $13.87       $19.22     $15.91      $17.18       $15.29
----------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income........................      0.32         0.37       0.43        0.41         0.37
  Net realized and unrealized gain (loss)......     (4.47)       (4.65)      3.36       (0.36)        2.33
----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations............     (4.15)       (4.28)      3.79        0.05         2.70
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:(2)
  Net investment income........................     (0.78)       (0.30)     (0.45)      (0.40)       (0.42)
  Net realized gains...........................        --        (0.77)     (0.03)      (0.92)       (0.39)
----------------------------------------------------------------------------------------------------------
Total Distributions............................     (0.78)       (1.07)     (0.48)      (1.32)       (0.81)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR...................    $ 8.94       $13.87     $19.22      $15.91       $17.18
----------------------------------------------------------------------------------------------------------
TOTAL RETURN...................................    (30.21)%     (23.00)%    24.26%      (0.08)%      18.21%
----------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)................   $21,561      $39,433    $48,456     $31,413      $32,909
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)..................................      0.90%        0.81%      0.84%       0.88%        0.80%
  Net investment income........................      2.88         2.18       2.47        2.41         3.06
----------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE........................        25%          20%        22%         10%          51%
----------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Distributions from realized gains include both net realized short-term and long-term capital gains.

(3) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.25%.

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
THE TRAVELERS SERIES TRUST:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the U.S. Government Securities Portfolio, Social Awareness Stock Portfolio and Utilities Portfolio ("Portfolios") of The Travelers Series Trust ("Trust") as of December 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Portfolios of the Trust as of December 31, 2002, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                              [KPMG LLP SIGNATURE]

New York, New York
February 12, 2003

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED)

INFORMATION ABOUT TRUSTEES AND OFFICERS

     The business and affairs of The Travelers Series Trust ("Trust") are managed under the direction of the Trust's Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Trust's administrator (Travelers Insurance Company at 1-800-842-9368).

                                                TERM OF                                       NUMBER OF
                                              OFFICE* AND                                   PORTFOLIOS IN
                               POSITION(S)      LENGTH                                      FUND COMPLEX
                                HELD WITH       OF TIME     PRINCIPAL OCCUPATION(S) DURING    OVERSEEN         OTHER TRUSTEESHIPS
NAME, ADDRESS AND AGE             TRUST         SERVED             PAST FIVE YEARS           BY TRUSTEE         HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES:
Robert E. McGill, III          Trustee           Since      Retired                                5        Lydall Inc.; Board of
295 Hancock Road                                  1990                                                      Managers of 6 Variable
Williamstown, MA                                                                                            Annuity Separate
Age 71                                                                                                      Accounts of The
                                                                                                            Travelers Insurance Co.
                                                                                                            ("TIC")
Lewis Mandell                  Trustee           Since      Professor, University of               5        Delaware North Corp.;
University of Buffalo                             1990      Buffalo                                         Board of Managers of 6
160 Jacobs Hall                                                                                             Variable Annuity
Buffalo, NY                                                                                                 Separate Accounts of TIC
Age 60
Frances M. Hawk, CFA, CPA      Trustee           Since      Private Investor                       5        Board of Managers of 6
108 Oxford Hill Lane                              1991                                                      Variable Annuity
Downingtown, PA                                                                                             Separate Accounts of TIC
Age 55

INTERESTED TRUSTEE:
R. Jay Gerken**                Chairman,         Since      Managing Director of Salomon         227        Chairman, Board of
SSB                            President,         2002      Smith Barney Inc. ("SSB");                      Managers of 6 Variable
399 Park Avenue, 4th Floor     Chief                        Chairman, President and Chief                   Annuity Separate
New York, NY 10022             Executive                    Executive Officer of Smith                      Accounts of TIC
Age 51                         Officer and                  Barney Fund Management LLC
                               Trustee                      ("SBFM"), Travelers Investment
                                                            Adviser, Inc. ("TIA") and Citi
                                                            Fund Management Inc.

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

                                                TERM OF                                       NUMBER OF
                                              OFFICE* AND                                   PORTFOLIOS IN
                               POSITION(S)      LENGTH                                      FUND COMPLEX
                                HELD WITH       OF TIME     PRINCIPAL OCCUPATION(S) DURING    OVERSEEN         OTHER TRUSTEESHIPS
NAME, ADDRESS AND AGE             TRUST         SERVED             PAST FIVE YEARS           BY TRUSTEE         HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS:
Lewis E. Daidone               Chief             Since      Managing Director of SSB;            N/A        N/A
SSB                            Administrative     1996      Former Chief Financial Officer
125 Broad Street, 11th Floor   Officer                      and Treasurer of mutual funds
New York, NY 10004                                          affiliated with Citigroup
Age 45                                                      Inc.; Director and Senior Vice
                                                            President of SBFM and TIA
Richard L. Peteka              Treasurer         Since      Director and Head of Internal        N/A        N/A
SSB                                               2002      Control for Citigroup Asset
125 Broad Street, 11th Floor                                Management U.S. Mutual Fund
New York, NY 10004                                          Administration; Vice
Age 41                                                      President, Head of Mutual Fund
                                                            Administration at Oppenheimer
                                                            Capital; Treasurer of several
                                                            investment companies
                                                            associated with SSB
Kaprel Ozsolak                 Controller        Since      Controller                           N/A        N/A
SSB                                               1996
125 Broad Street, 11th Floor
New York, NY 10004
Age 37
Ernest J. Wright               Secretary         Since      Vice President and Secretary         N/A        N/A
Travelers Life & Annuity One                      1994      of TIC
Cityplace
Hartford, CT 06103
Age 62
Kathleen A. McGah              Assistant         Since      Deputy General Counsel of            N/A        N/A
Travelers Life & Annuity One   Secretary          1995      Travelers
Cityplace
Hartford, CT 06103
Age 52
------------------------------------------------------------------------------------------------------------------------------------
*  Each Trustee and Officer serves until his or her successor has been duly elected and qualified.
** Mr. Gerken is an "interested person" as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is Managing
   Director of SSB, an indirect wholly owned subsidiary of Citigroup Inc., and his ownership shares and options to purchase shares of Citigroup Inc., the indirect parent of TIC.

--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)

For Federal tax purposes the Trust hereby designates for the fiscal year ended December 31, 2002:

  - Percentages of ordinary dividends paid as qualifying for the corporate dividends received deduction:

       Social Awareness Stock Portfolio..........................       100%
       Utilities Portfolio.......................................       100
  -  Total long-term capital gain distributions paid:
       U.S. Government Securities Portfolio......................  $848,393

The following percentage of ordinary dividends paid from net investment income is derived from Federal obligations and may be exempt from taxation at the state level:

U.S. Government Securities Portfolio........................   25.24%

                              Investment Advisers
                              --------------------

 MANAGED ASSETS TRUST, HIGH YIELD BOND TRUST, CAPITAL APPRECIATION FUND, MONEY
                              MARKET PORTFOLIO AND
        THE TRAVELERS SERIES TRUST: U.S. GOVERNMENT SECURITIES PORTFOLIO

              TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC

                             Hartford, Connecticut

   THE TRAVELERS SERIES TRUST: SOCIAL AWARENESS STOCK PORTFOLIO AND UTILITIES
                                   PORTFOLIO

                        SMITH BARNEY FUND MANAGEMENT LLC

                               New York, New York

                              Independent Auditors
                             ---------------------

                                    KPMG LLP

                               New York, New York

                                   Custodian
                                   ----------

                      STATE STREET BANK AND TRUST COMPANY

This report is prepared for the general information of contract owners and is not an offer of shares of Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund, Money Market Portfolio, The Travelers Series Trust: U.S. Government Securities Portfolio, Social Awareness Stock Portfolio or Utilities Portfolio. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Annuity and Variable Universal Life Insurance products offered by The Travelers Insurance Company or Travelers Life and Annuity Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

Printed in U.S.A. VG-181 (Annual)(2-03)

ANNUAL REPORT
DECEMBER 31, 2002

                                                              [UMBRELLA ART TOP]

                          [UMBRELLA ART BOTTOM]
                  THE TRAVELERS SERIES TRUST:

                  ZERO COUPON BOND FUND PORTFOLIO SERIES 2005

[TRAVELERS LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Cityplace
Hartford, CT 06103

THE TRAVELERS SERIES TRUST:
ZERO COUPON BOND FUND PORTFOLIO SERIES 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            LETTER FROM THE CHAIRMAN

                                                        [PHOTO OF R. JAY GERKEN]

                                                         R. JAY GERKEN
                                                         Chairman, President and
                                                         Chief Executive Officer
DEAR SHAREHOLDER,

Please allow me to introduce myself as the new Chairman, President and Chief Executive Officer of The Travelers
Series Trust: Zero Coupon Bond Fund Portfolio Series
2005 ("Portfolio")(1), replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney
Inc.'s new Equity Research Policy Committee. On behalf of all our shareholders and the Fund's Board of Trustees, I would like to extend my deepest gratitude to Heath for his years of service and for his dedication to keeping shareholders' needs as the firm's priority. I look forward to keeping you informed about the investment perspectives of the Fund's management team through periodically providing you with these shareholder letters in the future.

To better acquaint you with my experience, I am currently a managing director of Salomon Smith Barney
Inc., and I previously managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from its inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup
Asset Management's college savings programs with the states of Illinois and Colorado.

I am pleased to provide the annual report for the Portfolio for the year ended December 31, 2002. In this report, the Portfolio's manager summarizes what he believes to be the period's prevailing economic and market conditions and outlines the Portfolio's investment strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. I hope you find this report to be useful and informative.

Sincerely,

/s/ R. Jay Gerken

R. Jay Gerken
Chairman, President and
Chief Executive Officer

---------------

1 The Portfolio is an underlying investment option of various variable-annuity and life products.

THE TRAVELERS SERIES TRUST:
ZERO COUPON BOND FUND PORTFOLIO SERIES 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             LETTER FROM THE MANAGER

PERFORMANCE UPDATE(1)

For the year ended December 31, 2002, the Portfolio returned 10.79%. In comparison, the Merrill Lynch Zero Coupon 10-Year Index(2) returned 21.00% for the same period. By comparison, a U.S. Treasury zero-coupon STRIP scheduled to mature on November 15, 2005 which is similar to those in the Portfolio, returned 9.41% for the same period.

INVESTMENT STRATEGY

The objective of the Portfolio is to provide as high an investment return as is consistent with the preservation of capital. Under normal circumstances, the Portfolio invests at least 80% of its assets in zero-coupon securities, a term used collectively for stripped Treasury securities (i.e., debt securities issued by the U.S. Treasury that have been stripped of their unmatured interest coupons), and stripped government and corporate securities, stripped Eurodollar obligations, among other stripped securities.

PORTFOLIO MANAGER MARKET OVERVIEW

Macroeconomic fundamentals such as perceptions of benign inflation, slow economic growth and historically low interest rates prompted many risk-adverse investors concerned about stock market volatility to reallocate their money from equities into U.S. Treasury securities during 2002.

In contrast to 2001, when the Federal Open Market Committee ("FOMC")(3) cut the short-term federal funds rate ("fed funds rate")(4) on 11 occasions to stimulate economic activity, the FOMC refrained from reducing its target for the rate during the first 10 months of 2002. During this time, amid investors' concerns about reports of fraudulent corporate accounting practices at several high-profile firms and uncertainties about the strength of the U.S. economy, prices of U.S. Treasuries securities including zero-coupon issues benefited from "flight-to-quality" buying as investors sought less-volatile investment alternatives. U.S. government Treasury STRIPS generated strong performance during the second and third calendar quarters of 2002.

As the reporting period progressed amid the release of newer economic data, questions about the momentum behind an economic recovery lingered in the markets. On November 6, 2002, the FOMC proceeded to cut the fed funds rate by half a percentage point to a 41-year low of 1.25%. In December, U.S. Federal Reserve Board Chairman Alan Greenspan said the economy was still in a "soft patch."

After having generated favorable performance in 2002 as a whole, U.S. Treasuries in general continued to hold up well through the fourth quarter on a total return basis amid a volatile investment climate. U.S. Treasury bonds experienced a mild rally toward the end of the year as economic data suggested that total holiday sales growth (as tracked per one national index) was comparatively weak versus prior periods. In terms of results for the fourth quarter as a whole, U.S. government Treasury STRIPS did not perform as favorably as they had in the second and third quarters of 2002, but the STRIPS finished the quarter in essentially positive territory on a total return basis.

---------------
1 The performance returns set forth above do not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity or variable life contracts, such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Portfolio. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
2 The Merrill Lynch Zero Coupon 10-Year Index is a U.S. Government stripped security that has a maturity not greater than 10 years. Please note that an investor cannot invest directly in an index.
3 The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
4 The fed funds rate is the interest rate that banks with excess reserves at a
  Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
 2

THE TRAVELERS SERIES TRUST:
ZERO COUPON BOND FUND PORTFOLIO SERIES 2005
--------------------------------------------------------------------------------

PORTFOLIO MANAGER PORTFOLIO OVERVIEW

The Portfolio is managed to have a duration(5) equal to a zero coupon bond due on its maturity date (currently with an average life of 2.9 years). To enhance the Portfolio's yield, we continued to invest in zero-coupon corporate debt securities. Because these securities are difficult to acquire, we bought securities with a range of maturities and used U.S. Treasury STRIPS to bring the Portfolio's total duration in line. The Portfolio also assumed positions in coupon-paying bonds to increase spread exposure. U.S. Treasury STRIPS were used to adjust durations.

PORTFOLIO MANAGER MARKET AND PORTFOLIO OUTLOOK

Going forward, we believe the U.S. economy will improve on a moderate basis in 2003. We anticipate that consumer spending will remain fairly consistent, and that as corporate profits and the economy show improved results, business investment may recover. Although we anticipate that interest rates may rise somewhat in 2003, we expect inflation to remain at relatively benign levels.

Given that prices of bonds typically move inversely to interest rates, we feel that bond prices may therefore come under pressure in anticipation of such a scenario. Despite the aforementioned concerns such as rising interest rates, if inflation levels remained tempered and if no geopolitical events alter our economic outlook, we believe zero-coupons can offer long-term value on a total return basis as part of a broader, balanced portfolio. Given the recent environment, we are vigilantly monitoring the course of events in Iraq and other factors that, in our opinion, may potentially influence the direction of interest rates and the U.S. economy.

Thank you for your investment in The Travelers Series: Trust Zero Coupon Bond Fund Portfolio Series 2005. We look forward to continuing to help you meet your investment objectives.

Sincerely,

David A. Tyson
Portfolio Manager

January 17, 2003

The information provided in this commentary by the portfolio management team represents the opinion of the portfolio manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio manager and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Portfolio or that the percentage of the Portfolio's assets in various sectors will remain the same. Please refer to page 5 for a list and percentage breakdown of the Portfolio's holdings. Also, please note that any discussion of the Portfolio's holdings, the Portfolio's performance, and the portfolio manager's views are as of December 31, 2002 and are subject to change.

---------------
5 Duration is a measure of a portfolio's volatility relative to a given change in interest rates.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- ZERO COUPON BOND FUND PORTFOLIO SERIES 2005
(UNAUDITED)


              AVERAGE ANNUAL TOTAL RETURNS
              ----------------------------
    Year Ended 12/31/02                       10.79%
    Five Years Ended 12/31/02                  7.39
    10/11/95* through 12/31/02                 7.51

                 CUMULATIVE TOTAL RETURN
    -------------------------------------------------
    10/11/95* through 12/31/02                68.71%
    * Commencement of operations.

This chart assumes an initial investment of $10,000 made on October 11, 1995, assuming reinvestment of dividends, through December 31, 2002. The STRIP issue is not an index. Rather, it is a U.S. Treasury zero coupon bond with a maturity date that is similar to those in the Portfolio. The Merrill Lynch Zero Coupon 10-Year Index is comprised of U.S. Government stripped securities which have a maturity not greater than ten years.
[Performance graph - Series 2005]

                                                  ZERO COUPON BOND FUND        U.S. TREASURY STRIP      MERRILL LYNCH ZERO COUPON
                                                  PORTFOLIO SERIES 2005         MATURING 11/15/05             10-YEAR INDEX
                                                  ---------------------        -------------------      -------------------------
10/11/95                                                  10000                       10000                       10000
12/95                                                     10480                       10687                       10691
12/96                                                     10580                       10584                       10585
12/97                                                     11810                       11101                       12072
12/98                                                     13258                       12542                       13945
12/99                                                     12540                       11820                       12502
12/00                                                     14311                       13583                       15436
12/01                                                     15228                       14845                       15976
12/31/02                                                  16871                       16880                       19332

--------------------------------------------------------------------------------

ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gains or losses from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the sub-account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2002

   FACE
  AMOUNT     RATING(A)                             SECURITY                              VALUE
-------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 81.0%
$1,350,000    AAA        U.S. Treasury Note, Stripped Principal Payment only, to
                           yield 6.320% due 8/15/05..................................  $1,284,023
 1,500,000    AAA        U.S. Treasury Note, Stripped Principal Payment only, to
                           yield 6.280% due 11/15/05.................................   1,423,534
 2,850,000    AAA        U.S. Treasury Note, Stripped Principal Payment only, to
                           yield 4.270% due 5/15/07..................................   2,533,564
-------------------------------------------------------------------------------------------------
                         TOTAL U.S. TREASURY OBLIGATIONS (Cost -- $4,788,114)........   5,241,121
-------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 6.3%
-------------------------------------------------------------------------------------------------
FOOD -- 3.9%
   180,000    A+         Diageo PLC, zero coupon note to yield 6.950% due 1/6/04.....     175,986
    80,000    BBB+       General Mills Inc., zero coupon bond to yield 6.530% due
                         8/15/04.....................................................      75,002
-------------------------------------------------------------------------------------------------
                                                                                          250,988
-------------------------------------------------------------------------------------------------
INSURANCE -- 1.2%
    80,000    AAA        American International Group, zero coupon bond to yield
                         5.930% due 8/15/04..........................................      76,291
-------------------------------------------------------------------------------------------------
OIL -- 1.2%
    80,000    AAA        Exxon Capital Corp., zero coupon bond to yield 6.110% due
                         11/15/04....................................................      76,931
-------------------------------------------------------------------------------------------------
                         TOTAL CORPORATE BONDS AND NOTES (Cost -- $382,484)..........     404,210
-------------------------------------------------------------------------------------------------
                         SUB-TOTAL INVESTMENTS (Cost -- $5,170,598)..................   5,645,331
-------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 12.7%
   820,000               State Street Corp., 1.050% due 1/2/03; Proceeds at
                           maturity -- $820,048;
                           (Fully collateralized by US Treasury Bonds, 6.125% due
                           8/15/29;
                           Market value -- $836,606) (Cost -- $820,000)..............     820,000
-------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS -- 100% (Cost -- $5,990,598*).............  $6,465,331
-------------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service.
 *  Aggregate cost for Federal income tax purposes is $5,992,578.

    See page 6 for definitions of ratings.

                        SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA  --   Bonds rated "AAA" have the highest rating assigned by
          Standard & Poor's to a debt obligation. Capacity to pay
          interest and repay principal is extremely strong.
AA   --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.
A    --   Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and
          economic conditions than bonds in higher rated categories.
BBB  --   Bonds rated "BBB" are regarded as having an adequate
          capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
          economic conditions or changing circumstances are more
          likely to lead to a weakened capacity to pay interest and
          repay principal for bonds in this category than in higher
          rated categories.

--------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES                           DECEMBER 31, 2002

ASSETS:
  Investments, at value (Cost -- $5,170,598)................   $5,645,331
  Repurchase agreement, at value (Cost -- $820,000).........      820,000
  Cash......................................................          568
  Interest receivable.......................................           24
  Receivable from affiliate manager.........................       40,387
-------------------------------------------------------------------------
  TOTAL ASSETS..............................................    6,506,310
-------------------------------------------------------------------------
LIABILITIES:
  Administration fees payable...............................          298
  Accrued expenses..........................................       27,813
-------------------------------------------------------------------------
  TOTAL LIABILITIES.........................................       28,111
-------------------------------------------------------------------------
TOTAL NET ASSETS............................................   $6,478,199
-------------------------------------------------------------------------
NET ASSETS:
  Capital paid in excess of par value.......................   $5,962,561
  Undistributed net investment income.......................        6,779
  Accumulated net realized gain from security
     transactions...........................................       34,126
  Net unrealized appreciation of investments................      474,733
-------------------------------------------------------------------------
TOTAL NET ASSETS............................................   $6,478,199
-------------------------------------------------------------------------
SHARES OUTSTANDING..........................................      546,931
-------------------------------------------------------------------------
NET ASSET VALUE.............................................       $11.84
-------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS                    FOR THE YEAR ENDED DECEMBER 31, 2002

INVESTMENT INCOME:
  Interest..................................................     $288,455
---------------------------------------------------------------------------
EXPENSES:
  Audit and legal...........................................       24,881
  Shareholder communications................................       18,432
  Custody...................................................       11,729
  Directors' fees...........................................        7,252
  Management fees (Note 2)..................................        6,090
  Shareholder servicing fees................................        5,012
  Administration fees (Note 2)..............................        3,654
  Other expenses............................................          482
---------------------------------------------------------------------------
  TOTAL EXPENSES............................................       77,532
  Less: Expense reimbursement (Note 2)......................      (68,397)
---------------------------------------------------------------------------
  NET EXPENSES..............................................        9,135
---------------------------------------------------------------------------
NET INVESTMENT INCOME.......................................      279,320
---------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3):
  Realized Gain From:
     Proceeds from sales....................................      409,420
     Cost of securities sold................................      373,307
---------------------------------------------------------------------------
  NET REALIZED GAIN.........................................       36,113
---------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
     Beginning of year......................................      160,516
     End of year............................................      474,733
---------------------------------------------------------------------------
  INCREASE IN NET UNREALIZED APPRECIATION...................      314,217
---------------------------------------------------------------------------
NET GAIN ON INVESTMENTS.....................................      350,330
---------------------------------------------------------------------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............     $629,650
---------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 8

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS            FOR THE YEARS ENDED DECEMBER 31,

                                                                 2002         2001
-------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................  $  279,320   $  266,864
  Net realized gain.........................................      36,113       71,834
  Increase (decrease) in net unrealized appreciation........     314,217      (29,035)
-------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS....................     629,650      309,663
-------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................    (539,398)    (219,758)
  Net realized gains........................................     (71,822)      (9,806)
-------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...........................................    (611,220)    (229,564)
-------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares..........................     760,093    1,899,871
  Net asset value of shares issued for reinvestment of
     dividends..............................................     611,220      229,564
  Cost of shares reacquired.................................    (655,671)    (811,055)
-------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS.......     715,642    1,318,380
-------------------------------------------------------------------------------------
INCREASE IN NET ASSETS......................................     734,072    1,398,479
NET ASSETS:
  Beginning of year.........................................   5,744,127    4,345,648
-------------------------------------------------------------------------------------
  END OF YEAR*..............................................  $6,478,199   $5,744,127
-------------------------------------------------------------------------------------
* Includes undistributed net investment income of:..........      $6,779     $266,857
-------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Zero Coupon Bond Fund Portfolio Series 2005 ("Portfolio") is a separate investment portfolio of The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of this portfolio and fifteen other separate investment portfolios:
U.S. Government Securities, Social Awareness Stock, Utilities, Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock, Large Cap, Equity Income, Disciplined Mid Cap Stock, Convertible Securities, formerly known as Convertible Bond, MFS Research, MFS Mid Cap Growth and MFS Value Portfolios. Shares of the Trust are offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies, including the affiliates of the investment manager. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

     The significant accounting policies consistently followed by the Portfolio are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales prices were reported and U.S. government agencies and obligations are valued at the mean between the last reported bid and ask prices or on the basis of quotations received from reputable brokers or other recognized sources; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) securities that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Company LLC ("TAMIC"), an indirect wholly owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager and adviser to the Portfolio. The Portfolio pays TAMIC an investment management and advisory fee calculated at an annual rate of 0.10% of the average daily net assets. This fee is calculated daily and paid monthly.

     The Travelers Insurance Co. ("TIC") acts as administrator to the Portfolio. The Portfolio pays TIC an administration fee calculated at an annual rate of 0.06% of the average daily net assets. TIC has entered into a sub-administrative service agreement with Smith Barney Fund Management LLC ("SBFM"). TIC pays SBFM, as sub-administrator, a fee calculated at an annual rate of 0.06% of the Portfolio's average daily net assets. This fee is calculated daily and paid monthly.

     For the year ended December 31, 2002, TIC has agreed to reimburse the Portfolio for expenses in the amount of $68,397.

     Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Portfolio's transfer agent. CTB receives account fees and asset-based fees that vary according to the account size and type of account. During the year ended December 31, 2002, the Portfolio paid transfer agent fees of $5,000 to CTB.

     One Trustee and all officers of the Trust are employees of Citigroup or its affiliates.

     3.  INVESTMENTS

     During the year ended December 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

----------------------------------------------------------------------
Purchases...................................................  $     --
Sales.......................................................   409,420
----------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     At December 31, 2002, the aggregate unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

----------------------------------------------------------------------
Gross unrealized appreciation...............................  $472,753
Gross unrealized depreciation...............................        --
----------------------------------------------------------------------
Net unrealized appreciation.................................  $472,753
----------------------------------------------------------------------

     4.  REPURCHASE AGREEMENTS

     The Portfolio purchases (and the custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

     5.  FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

     The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At December 31, 2002, the Portfolio had no open futures contracts.

     6.  STRIPPED SECURITIES

     The Portfolio will invest primarily in "Stripped Securities," a term used collectively for Stripped Treasury Securities, Stripped Government Securities, Stripped Corporate Securities, and Stripped Eurodollar Obligations; as well as other stripped securities. Stripped securities can be securities consisting of debt obligations that have been stripped of unmatured interest coupons, securities consisting of unmatured interest coupons that have been stripped from debt obligations, or debt obligations that are issued without interest coupons and are sold at substantial discounts from their face amounts.

     Stripped Securities do not make periodic payments of interest prior to maturity. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market's perception of the securities. Fluctuations in response to interest rates may be greater than those for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

     7.  INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

     At December 31, 2002, the tax basis components of distributable earnings were:

----------------------------------------------------------------------
Undistributed ordinary income...............................  $  6,779
Accumulated capital gains...................................    36,106
Unrealized appreciation.....................................   472,753
----------------------------------------------------------------------

     The tax character of distributions paid during the year was:

----------------------------------------------------------------------
Ordinary income.............................................  $539,398
Long-term capital gains.....................................    71,822
----------------------------------------------------------------------
Total.......................................................  $611,220
----------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     8.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of the Portfolio were as follows:

                                                                 YEAR ENDED           YEAR ENDED
                                                              DECEMBER 31, 2002    DECEMBER 31, 2001
----------------------------------------------------------------------------------------------------
Shares sold.................................................        62,086              159,895
Shares issued on reinvestment...............................        51,242               19,620
Shares reacquired...........................................       (54,160)             (67,834)
----------------------------------------------------------------------------------------------------
Net Increase................................................        59,168              111,681
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

                                                   2002(1)        2001(1)        2000(1)          1999           1998
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR...............   $11.78         $11.56         $10.65         $11.26         $10.53
-----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(2).......................     0.55           0.61           0.67           0.62           0.55
  Net realized and unrealized gain (loss)........     0.70           0.13           0.79          (1.23)          0.74
-----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations..............     1.25           0.74           1.46          (0.61)          1.29
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income..........................    (1.05)         (0.50)         (0.55)            --          (0.56)
  Net realized gains.............................    (0.14)         (0.02)            --             --             --
-----------------------------------------------------------------------------------------------------------------------
Total Distributions..............................    (1.19)         (0.52)         (0.55)            --          (0.56)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.....................   $11.84         $11.78         $11.56         $10.65         $11.26
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN.....................................    10.79%          6.41%         14.13%         (5.42)%        12.26%
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)..................   $6,478         $5,744         $4,346         $3,001         $3,170
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(2)(3).................................     0.15%          0.15%          0.15%          0.15%          0.15%
  Net investment income..........................     4.58           5.18           6.07           5.68           5.63
-----------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..........................        0%            16%            30%            18%             3%
-----------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the five years ended December 31, 2002, Travelers Insurance reimbursed the Portfolio for $68,397, $57,934, $46,621, $55,152 and $38,063 in
    expenses, respectively. If such expenses were not reimbursed, the per share decrease to net investment income and actual expense ratios would have been as follows:

                                                  EXPENSE RATIOS
                 PER SHARE DECREASES              WITHOUT EXPENSE
               TO NET INVESTMENT INCOME            REIMBURSEMENT
               ------------------------         -------------------
  2002                  $0.14                          1.27%
  2001                   0.13                          1.28
  2000                   0.14                          1.44
  1999                   0.20                          1.95
  1998                   0.14                          1.61

(3) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.15%.

--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)

     For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 2002:

        - Total long-term capital gain distributions paid of $71,822.

     A total of 87.93% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
THE TRAVELERS SERIES TRUST:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Zero Coupon Bond Fund Portfolio Series 2005 of the Travelers Series Trust ("Fund") as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Zero Coupon Bond Fund Portfolio Series 2005 of the Travelers Series Trust as of December 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                     /s/ KPMG LLP

New York, New York
February 12, 2003

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED)

INFORMATION ABOUT TRUSTEES AND OFFICERS

     The business and affairs of The Travelers Series Trust ("Trust") are managed under the direction of the Trust's Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling the Trust's administrator at 1-800-842-9368.

                                                                                           NUMBER OF
                                              TERM OF                                      INVESTMENT
                                            OFFICE* AND                                   COMPANIES IN
                              POSITION(S)     LENGTH                                      FUND COMPLEX             OTHER
                               HELD WITH      OF TIME     PRINCIPAL OCCUPATION(S) DURING  OVERSEEN BY          TRUSTEESHIPS
   NAME, ADDRESS AND AGE         TRUST        SERVED             PAST FIVE YEARS            TRUSTEE           HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES:

Robert E. McGill, III         Trustee         Since       Retired                               5        Lydall Inc.; Board of
295 Hancock Road                               1990                                                      Managers of 6 Variable
Williamstown, MA                                                                                         Annuity Separate Accounts
Age 71                                                                                                   of The Travelers
                                                                                                         Insurance Company ("TIC")

Lewis Mandell                 Trustee         Since       Professor, University of              5        Delaware North Corp.;
160 Jacobs Hall                                1990       Buffalo                                        Board of Managers of 6
Buffalo, NY                                                                                              Variable Annuity Separate
Age 60                                                                                                   Accounts of TIC

Frances M. Hawk,              Trustee         Since       Private Investor                      5        Board of Managers of 6
CFA, CPA                                       1991                                                      Variable Annuity Separate
108 Oxford Hill Lane                                                                                     Accounts of TIC
Downingtown, PA
Age 55

INTERESTED TRUSTEE:

R. Jay Gerken**               Chairman,     Since 2002    Managing Director of Salomon        227        Chairman, Board of
SSB                           President,                  Smith Barney Inc. ("SSB");                     Managers of 6 Variable
399 Park Avenue               Chief                       Chairman, President and Chief                  Annuity Separate Accounts
4th Floor                     Executive                   Executive Officer of Smith                     of TIC
New York, NY 10022            Officer and                 Barney Fund Management LLC
Age 51                        Trustee                     ("SBFM"), Travelers Investment
                                                          Adviser, Inc. ("TIA") and Citi
                                                          Fund Management Inc.

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

                                                 TERM OF                                       NUMBER OF
                                               OFFICE* AND                                   PORTFOLIOS IN
                               POSITION(S)       LENGTH                                      FUND COMPLEX
                                HELD WITH        OF TIME     PRINCIPAL OCCUPATION(S) DURING   OVERSEEN BY
   NAME, ADDRESS AND AGE          TRUST          SERVED             PAST FIVE YEARS             TRUSTEE
----------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS:

Lewis E. Daidone              Chief              Since       Managing Director of SSB;            N/A
Salomon Smith Barney Inc.     Administrative      1996       formerly Chief Financial
125 Broad Street, 11th Floor  Officer                        Officer and Treasurer of
New York, NY 10004                                           mutual funds affiliated with
Age 45                                                       Citigroup Inc.; Director and
                                                             Senior Vice President of SBFM
                                                             and TIA

Richard L. Peteka             Treasurer          Since       Director of SSB; Director and        N/A
SSB                                               2002       Head of Internal Control for
125 Broad Street, 11th Floor                                 Citigroup Asset Management
New York, NY 10004                                           U.S. Mutual Fund
Age 41                                                       Administration from 1999-2002;
                                                             Vice President, Head of Mutual
                                                             Fund Administration and
                                                             Treasurer of Oppenheimer
                                                             Capital from 1996-1999

Kaprel Ozsolak                Controller         Since       Vice President of SSB                N/A
SSB                                               2002
125 Broad Street, 11th Floor
New York, NY 10004
Age 37

Ernest J. Wright              Secretary          Since       Vice President and Secretary         N/A
Travelers Life & Annuity                          1994       of TIC
One Cityplace
Hartford, CT 06103
Age 62

Kathleen A. McGah             Assistant          Since       Deputy General Counsel of TIC        N/A
Travelers Life & Annuity      Secretary           1995
One Cityplace
Hartford, CT 06103
Age 52


                                       OTHER
                                    TRUSTEESHIPS
   NAME, ADDRESS AND AGE          HELD BY TRUSTEE
----------------------------  ------------------------
EXECUTIVE OFFICERS:
Lewis E. Daidone              N/A
Salomon Smith Barney Inc.
125 Broad Street, 11th Floor
New York, NY 10004
Age 45
Richard L. Peteka             N/A
SSB
125 Broad Street, 11th Floor
New York, NY 10004
Age 41
Kaprel Ozsolak                N/A
SSB
125 Broad Street, 11th Floor
New York, NY 10004
Age 37
Ernest J. Wright              N/A
Travelers Life & Annuity
One Cityplace
Hartford, CT 06103
Age 62
Kathleen A. McGah             N/A
Travelers Life & Annuity
One Cityplace
Hartford, CT 06103
Age 52

---------------

 * Each Trustee and Officer serves until his or her successor has been duly elected and qualified.

** Mr. Gerken is a Trustee who is an "interested person" of the Trust as defined in the Investment Company Act of 1940 because Mr. Gerken is an officer of SBFM and certain of its affiliates.

                               Investment Adviser

              TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC

                             Hartford, Connecticut

                              Independent Auditors

                                    KPMG LLP

                               New York, New York

                                   Custodian

                      STATE STREET BANK AND TRUST COMPANY

This report is prepared for the general information of contract owners and is not an offer of shares of Zero Coupon Bond Fund Portfolio Series 2005. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Universal Life Insurance products offered by The Travelers Insurance Company and The Travelers Life and Annuity Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

VG-ZERO (Annual) (2-03) Printed in U.S.A.

ANNUAL REPORT
DECEMBER 31, 2002

                                                                UMBRELLA ART TOP

                            UMBRELLA ART BOTTOM
                  THE TRAVELERS SERIES TRUST:

                  TRAVELERS QUALITY BOND PORTFOLIO
                  LAZARD INTERNATIONAL STOCK PORTFOLIO
                  MFS EMERGING GROWTH PORTFOLIO
                  FEDERATED HIGH YIELD PORTFOLIO
                  FEDERATED STOCK PORTFOLIO
                  DISCIPLINED MID CAP STOCK PORTFOLIO

TRAVELERS LOGO

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Cityplace
Hartford, CT 06103

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            LETTER FROM THE CHAIRMAN

                                                             R. JAY GERKEN PHOTO
                                                        R. JAY GERKEN
                                                        Chairman, President and
                                                        Chief Executive Officer
DEAR SHAREHOLDER:

Please allow me to introduce myself as the new Chairman, President and Chief Executive Officer of The Travelers
Series Trust -- Travelers Quality Bond Portfolio, Lazard
International Stock Portfolio, MFS Emerging Growth
Portfolio, Federated High Yield Portfolio, Federated
Stock Portfolio and Disciplined Mid Cap Stock Portfolio
("Portfolio(s)"),(1) replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney
Inc.'s new Equity Research Policy Committee. On behalf of all our shareholders and the Portfolios' Board of Trustees, I would like to extend my deepest gratitude to Heath for his years of service and for his dedication to keeping shareholders' needs as the firm's top priority.
I look forward to keeping you informed about the investment perspectives of the Portfolios' managers through periodically providing you with these shareholder letters in the future.

To better acquaint you with my experience, I am currently a managing director of Salomon Smith Barney
Inc., and I have previously managed the Smith Barney
Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from its inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the States of Illinois and Colorado.

Enclosed herein is the annual report for the Portfolios for the year ended December 31, 2002. In this report, the Portfolios' managers summarize what they believe to be the period's prevailing economic and market conditions and outline the Portfolios' investment strategies. A detailed summary of the Portfolios' performance can be found in the appropriate sections that follow. I hope you find this report to be useful and informative.

PERFORMANCE UPDATE(2)

Performance of The Travelers Series Trust for the Year Ended December 31, 2002
------------------------------------------------------------------------------
Travelers Quality Bond Portfolio..............................          5.81%
Lazard International Stock Portfolio..........................        (12.96)
MFS Emerging Growth Portfolio.................................        (34.18)
Federated High Yield Portfolio................................          3.72
Federated Stock Portfolio.....................................        (19.32)
Disciplined Mid Cap Stock Portfolio...........................        (14.32)

MARKET OVERVIEW AND OUTLOOK

When the first quarter of 2002 commenced, the U.S. economy and financial markets appeared on pace toward recovery from the shock of the tragic terrorist attacks on September 11, 2001. However, questionable corporate accounting practices, softening economic data and the prospect of conflict in Iraq increased investors' fears. Consequently, most of the stock markets around the world were plagued by volatility, prompting many equity investors to seek safer havens in fixed-income securities. Although most bonds benefited from this move of investment capital, U.S. Treasury securities were among the most notable fixed-income investments that provided exceptional returns during 2002 as prices on these government issues, which move inversely to the securities' yields, rose to levels not seen in decades.

---------------
1 The Portfolios are underlying investment options of various variable annuity and variable life products.
2 The performance returns set forth above do not reflect the reduction of charges and expenses imposed in connection with investing in variable life and annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Portfolios.
                                                                               1
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ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

The Federal Open Market Committee ("FOMC")(3) surprised the market with a larger-than-expected reduction in its short-term interest rate target on November 6, 2002 to 1.25% to help the economy work through its current soft spot. The reduction marked the FOMC's first change to its short-term rate target in almost a year. Although stocks initially reacted positively to the rate reduction, stocks faltered and bonds rallied at the end of the year, thus completing a difficult year for equities and a terrific one for many fixed-income securities classes. Bonds outperformed stocks for the third year in a row, marking the first time that bonds beat equities for three consecutive years since the 1939 to 1941 period.

Going forward, the economy looks to continue a modest, albeit below-trend, pace of growth in 2003. For all of 2002, Gross Domestic Product ("GDP")(4) growth was around 2.6%, indicating a slow recovery, but a recovery nonetheless. Although we believe the economy is still facing challenges, growth is expected to be somewhat stronger in 2003 than in 2002. The primary source of growth appears set to shift from the consumer sector to a better-balanced mix of business investment and consumer spending. Corporate financial health appears to be slowly improving. Modest gains in profits have been observed in an environment of very little pricing power and consequently, of low inflation. We believe that cost cutting has generally resulted in large gains in productivity, and is largely responsible for the improving earnings environment. Although business investment spending on equipment and software grew modestly in each of the last two quarters of 2002, the outlook for continued capital spending remains clouded by near-term uncertainty.

Thank you for your investment in The Travelers Series Trust. We look forward to continuing to help you meet your investment objectives.

Sincerely,

/s/ R. Jay Gerken

R. Jay Gerken
Chairman, President and
Chief Executive Officer

January 17, 2003

The information provided in these commentaries by the portfolio managers represents the opinion of the portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio managers and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Portfolios or that the percentage of the Portfolios' assets in various sectors will remain the same. Please refer to pages 14 through 49 for a list and percentage breakdown of the Portfolios' holdings. Also, please note that any discussion of the Portfolios' holdings, the Portfolios' performance, and the portfolio managers' views are as of December 31, 2002 and are subject to change.

---------------
3 The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.
4 GDP is a market value of goods and services produced by labor and property in a given country.
 2
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ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
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--------------------------------------------------------------------------------
                             LETTER FROM THE MANAGER

TRAVELERS QUALITY BOND PORTFOLIO

INVESTMENT STRATEGY

The Travelers Quality Bond Portfolio ("Portfolio") seeks current income, moderate capital volatility and total return. The Portfolio normally invests at least 80% of its assets in investment-grade bonds and debt securities.

PERFORMANCE UPDATE

For the year ended December 31, 2002, the Portfolio returned 5.81%. In comparison, the Lehman Brothers Intermediate Government/Credit Bond Index(1) returned 9.84% for the same period.

PORTFOLIO MANAGER PORTFOLIO OVERVIEW

The Portfolio's underperformance for 2002 was mainly due to its credit exposure, in particular to the telecommunications and energy sectors. During the fourth quarter of 2002, the Portfolio benefited from the tightening of the corporate bond yield spreads.(2) The fourth quarter brought a measure of relief for the Portfolio, sparked mainly by the U.S. Federal Reserve Board's ("Fed") 50 basis point(3) easing in November 2002, and a slowdown in the pace of negative headlines. Even with the end-of-year rally, 2002 was the third worst year in history for excess returns in the credit markets since 1989.

Excluding the healthcare and airline sectors, the sectors that underperformed generally held their ground while the rest of the market moved significantly tighter. Many of the companies that had traded at distressed levels for much of 2002 recovered significant ground in the fourth quarter. Top performing issuers included AOL Time Warner Inc., Clear Channel Communications, Inc., Comcast Cable Communications, Inc. and Cox Enterprises Inc. Telecommunications bond prices improved in the fourth quarter as the credit stories stabilized or improved. Investors recognized progress made as companies focused on improving balance sheet/liquidity, stabilizing revenue and margins, and increasing free cash flow. The market improved as bond buyers returned to the telecommunications sector after being sidelined by a stream of bad news during the first three quarters of the year.

PORTFOLIO MANAGER PORTFOLIO OUTLOOK

On balance, we think current valuations in the corporate market remain attractive, given the strong technical backdrop, but we do not expect significant outperformance in higher-quality issues. With U.S. Treasury securities near decades-long lows, and "safe haven" sector spreads approaching 5-year narrow margins, investors seem to be looking for any rationale to reach for yield. On the technical front, we believe the seasonal increase in risk appetites, as well as pent-up cash balances, should bolster credit in the near future. Fundamentals remain mixed as war concerns and weak growth impinge on corporate profit outlooks and investor confidence.

During the fourth quarter of 2002, we further diversified the individual credit and sector concentrations in the Portfolio. Going forward, we believe the economy will make its way out of recession and the current market jitters will dissipate. We will remain diligent in seeking issues with total return potential.

---------------
1 The Lehman Brothers Intermediate Government/Credit Bond Index is a market value weighted performance benchmark for government and corporate fixed-rate debt issues (rated Baa/BBB or higher) with maturities between one and ten years. Please note that an investor cannot invest directly in an index.
2 Yield spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.
3 A basis point is one one-hundredth (1/100 or 0.01) of one percent.
                                                                               3
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ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

LAZARD INTERNATIONAL STOCK PORTFOLIO

INVESTMENT STRATEGY

The Lazard International Stock Portfolio ("Portfolio") seeks capital appreciation. The Portfolio normally invests at least 80% of its assets in equity securities, primarily those of non-U.S. domiciled companies located in developed markets that the sub-adviser believes are undervalued based on their return on total capital or equity.

PERFORMANCE UPDATE

For the year ended December 31, 2002, the Portfolio returned negative 12.96%. In comparison, the MSCI EAFE GDP Weighted Index ("MSCI EAFE")(4) returned negative 15.90% for the same period.

PORTFOLIO MANAGER PORTFOLIO OVERVIEW

Confounding the expectations of most market participants, international stocks declined for the third consecutive year in 2002, but still outperformed U.S. stocks. Concerns over terrorism, impending war, and fall-out from highly publicized U.S. accounting scandals weighed heavily on the markets for most of 2002. Adding to this market anxiety were slower-than-expected economic growth worldwide and continued weakness in corporate spending and investment. European markets suffered additional setbacks triggered by massive floods and the fact that insurers were forced to sell equities in an attempt to strengthen their balance sheets. The decline was very broad-based, both regionally and on a sector basis: European markets were very hard hit in local currency terms, but returns to the U.S. dollar-based investor were buoyed by the rise in the euro. Japanese stocks outperformed, but still suffered double-digit declines. The technology and telecommunications sectors continued to experience widespread selling, as there were no tangible signs of an upturn in demand for their products. While no market sectors were completely spared, economically defensive sectors such as consumer staples did manage to outperform the broader market.

The general weakness during the year was punctuated by two sharp rallies, the second of which began in mid-October. This fourth-quarter rally was led by those groups that were weakest earlier in the year, including technology and telecommunications stocks, as well as European insurers. However, the rebound began to fade during December. It remains unclear whether this rebound is just another sharp but short-lived bear market rally, or the beginning of a sustainable rise.

We believe that the Portfolio fared relatively well in the decline, falling less than the overall market for the year, although unable to avoid weakness entirely. Technology holdings were weak, as the anticipated rebound in demand for information technology products has yet to materialize. However, the Portfolio's technology holdings did decline less than those in the benchmark MSCI EAFE, due in our opinion to our focus on companies with strong competitive positions. The Portfolio's consumer staples holdings, whose earnings have been relatively unaffected by the economic doldrums, performed well. For instance, Spanish tobacco maker Altadis, S.A. rose strongly, due to its defensive qualities, as well as its attractive valuation versus major global tobacco competitors. In addition, Unilever PLC performed well, as its restructuring initiatives have proven effective in increasing profitability. While this defensive sector has outperformed throughout this bear market, we believe its valuations remain attractive: the consumer staples group's earnings have been resilient while in most other sectors earnings have declined dramatically. The Portfolio also benefited from strong stock selection in energy, primarily driven by gains in ENI S.p.A., the Italian energy company. ENI has improved returns by exiting non-core businesses and benefited from what we believe is its very attractive valuation versus its larger energy peers. The Portfolio also benefited from selected investments in the hard-hit telecommunications sector. For instance, shares of Dutch telecommunications provider Koninklijke KPN N.V. rose, as it has aggressively reduced capital expenditures to boost free cash flow and reduce debt.

However, stock selection in utilities was hurt by weakness in Spanish utility Endesa, S.A. While utilities generally hold up well in declining markets, Endesa was hurt by the economic turmoil in Latin America (where the company has substantial investments), as well as regulatory uncertainty in their core Spanish electricity business.

---------------
4 The MSCI EAFE (Europe, Australasia, Far East) is designed to measure a country's economy rather than the size of its equity market and consists of the 21 following developed market country indices (excluding the U.S. and Canada): Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Please note that an investor cannot invest directly in an index.
 4
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ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

During the fourth quarter, the Portfolio benefited from sharp rebounds in many of those holdings that had been hardest hit during the earlier decline. For instance, Dutch financial company ABN AMRO Holdings N.V. rose strongly in the fourth quarter as market sentiment became significantly more optimistic. In addition, the Portfolio's high relative weight in telecommunications helped returns, as that group rallied after the U.K.'s Vodafone Group PLC reported strong results. However, the Portfolio's significant exposure to the consumer staples sector, which was beneficial during the first three quarters of the year, detracted from returns during the fourth quarter rally.

PORTFOLIO MANAGER PORTFOLIO OUTLOOK

In light of the magnitude and duration of this recent decline, we are hopeful that the worst of the bear market is behind us. Fortunately, the market weakness of the past three years has created what we see as many buying opportunities for disciplined investors and we continue to seek to identify attractive relative value opportunities. During the year, amid market volatility, we were able to buy companies with long histories of high financial productivity at what we believe to be very attractive valuations. Going forward, we will continue to focus on what we believe are high-quality companies, capable of generating strong returns for investors in a variety of economic environments.

MFS EMERGING GROWTH PORTFOLIO

INVESTMENT STRATEGY

The MFS Emerging Growth Portfolio ("Portfolio") seeks long-term growth of capital. The Portfolio normally invests at least 65% of its net assets in common stock and related securities such as preferred stock, convertible securities and depositary receipts of emerging growth companies. Emerging growth companies are those that the sub-adviser believes either are early in their life cycle, but have the potential to become major enterprises, or are major enterprises whose rates of earnings growth are expected to accelerate. Emerging growth companies can be of any size and represent all industries.

PERFORMANCE UPDATE

For the year ended December 31, 2002, the Portfolio returned negative 34.18%. In comparison, the Russell 3000 Growth Index,(5) the S&P 500 Index(6) and the Russell 2000 Index(7) returned negative 28.03%, negative 22.09% and negative 20.48%, respectively, for the same period.

PORTFOLIO MANAGER PORTFOLIO OVERVIEW

The period began on an upbeat note but, in the end, proved quite challenging. After rallying in the final months of 2001 (prior to the start of the period), stocks experienced a strong downdraft that started in the spring of 2002 and lasted for most of the year. The major factor, in our view, was an expected earnings recovery that didn't happen. Going into 2002, we think investors were expecting a recovery in corporate earnings in the second half of the year. We believe that when it became clear that such a recovery was not happening, growth expectations fell and stock prices followed them downward. Additional factors such as geopolitical tension over Iraq and corporate accounting scandals added to the market's woes.

In October 2002, stock markets reversed direction again, and we saw a fourth-quarter rally. Investor psychology seemed to turn around, in part because third-quarter earnings in general were somewhat encouraging. We think investors began to look beyond near-term weakness and become more optimistic about 2003. For the period overall, however, most equity market indices still showed double-digit declines.

In the leisure sector, we correctly anticipated that advertising spending would improve, benefiting broadcasting holdings such as Fox Entertainment Group Inc., Viacom Inc., and Clear Channel Communications, Inc. In the financial services area, the Portfolio's holdings in several brokerage stocks helped performance, including Merrill Lynch & Co. Inc. and The Goldman

---------------
 5 The Russell 3000 Growth Index measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. Please note that an investor cannot invest directly in an index.
 6 The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
 7 The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.
                                                                               5
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ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

Sachs Group, Inc. Although the brokerage industry was under tremendous pressure over the period from weak equity markets, declining investment banking activity and investigations into business practices, many firms managed to seriously reduce costs and improve profitability.

Our analysts also uncovered company-specific opportunities across a range of industries. One such example was Forest Laboratories, Inc., a pharmaceutical firm that introduced Lexapro, what we believe to be a promising new antidepressant. In the beaten-down technology sector, printer manufacturer Lexmark International, Inc. was one of the few companies that exceeded earnings expectations. After strong printer sales over the past few years, the company benefited from large sales of ink cartridges, which are far more profitable than printers.

In addition to an overall down market, three areas were largely responsible for the Portfolio's negative performance: technology holdings overall; an underweighting in consumer staples stocks, which did well over the period; and several large holdings that stumbled.

Going into the period, the Portfolio had a large overweighting in technology, much of it in smaller companies that we felt had high growth potential. As the market turned against technology and toward more defensive stocks, many of our holdings fell sharply. We came to believe that technology spending by corporations would remain soft for the near term, and we cut back our technology holdings considerably. By the end of the period, the Portfolio was underweighted in technology, relative to its benchmark, for the first time in many years. Many of our remaining technology positions were in larger, more established companies.

As a relatively aggressive growth offering, the Portfolio has historically been underweighted in the consumer staples area because we have not considered those stocks to be aggressive growth opportunities. That worked against us in the short-term, however, as companies that make products such as toothpaste, soap, and diapers -- everyday necessities that consumers purchase regardless of the state of the economy -- performed relatively well in a down market.

Finally, several of our larger holdings declined because of high-profile problems. At Tyco International Ltd., accusations that the CEO had been cheating on state income taxes led to further allegations of misdeeds by much of his management team. These reports of management impropriety caused business disruption and a loss of investor confidence that hurt the stock's valuation. Hospital concern Tenet Healthcare Corp.'s stock declined on disclosures that aggressive price increases had allowed the firm to capture dubiously high Medicare reimbursements. The problems at both Tenet and Tyco resulted from issues that were, in our view, very difficult for a research analyst to uncover. By the end of the period, we had sold the Portfolio's Tenet holdings and reduced its Tyco holdings to a very small position.

We also had problems with some other healthcare holdings. In the case of biotechnology firm Baxter International Inc., we failed to anticipate that pricing of a key product would weaken as supply caught up with demand. We sold the Portfolio's Baxter holdings by the end of the period. In the case of Genzyme Corp., we were not aware that the company had been oversupplying its distributors with Renagel, a kidney drug that is Genzyme's largest-selling product. Genzyme's sales suffered for a time, as its distributors worked through excess inventory and the stock fell. However, we continue to believe in Genzyme over the longer term and in fact, used the drop in share price as an opportunity to increase our holdings.

PORTFOLIO MANAGER PORTFOLIO OUTLOOK

We think we are seeing the early stages of an economic recovery. For the first time in several years, we saw positive earnings growth on a year-over-year basis in the second quarter of 2002, and we see that continuing. We've been through three years of a very weak economic and market environment; coming out of that, we think an aggressively positioned growth portfolio may have the opportunity to perform well.

FEDERATED HIGH YIELD PORTFOLIO

INVESTMENT STRATEGY

The Federated High Yield Portfolio ("Portfolio") seeks high current income. The Portfolio normally invests at least 80% of its assets in below-investment-grade bonds and debt securities.

 6
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PERFORMANCE UPDATE

For the year ended December 31, 2002, the Portfolio returned 3.72%. In comparison, the Lehman Brothers High-Yield Bond Index(8) and the Lehman Brothers Aggregate Bond Index(9) returned negative 1.41% and 10.25%, respectively, for the same period.

PORTFOLIO MANAGER PORTFOLIO OVERVIEW

For the year ended December 31, 2002, the high-yield market, as measured by the Lehman Brothers High-Yield Bond Index, underperformed the investment-grade bond market, as measured by the Lehman Brothers Aggregate Bond Index. The high-yield market continued to be very volatile over the course of 2002, as investors had to interpret mixed signals as to the direction and strength of the economic recovery. To illustrate the volatility of the market, the high-yield market spread over U.S. Treasury securities began 2002 at approximately 868 basis points. By October, the spread had widened to 1,080 basis points and finally tightened to 947 basis points at the end of 2002.

We believe that modest improvements in economic growth and corporate profitability created positive investor sentiment during the first half of the year. However, the second half of the year was marked by more pessimism as a result of corporate malfeasance, rising unemployment, and geopolitical events which prompted investors to flee to more risk-adverse asset classes. During the second half of 2002, the high-yield market was also pressured by increased supply, as the rating agencies downgraded billions of dollars of debt from investment-grade to sub-investment-grade (so-called "Fallen Angels"). As investment-grade fund managers sold off large issuers such as WorldCom, Tyco, Qwest Communications, The Williams Cos. and El Paso Corp., it put significant downward pressure on the high yield market. Finally, the market default rate reached cyclically high levels during the course of the year, but has begun to recede in the later portion of 2002.

The Portfolio also outperformed the average of the Lipper Inc. ("Lipper")(10) peer group of variable annuity high current yield funds, which had an average loss of 0.69% during the year. The Portfolio's strong relative performance was largely attributable to good security selection. The Portfolio is significantly underweight securities in the wireline telecommunications sector, which had a market loss of 50.03% during the year, utilities which lost 13.24% for the period and the airline sector, which had a loss of 29.27%.

Conversely, overweight positions in the consumer products, lodging, and gaming sectors, which all had strong positive returns, favorably impacted the Portfolio's performance. Within the wireless telecommunications sector, which had a loss of 3.59%, the Portfolio benefited from substantial overweights in Nextel Communications Inc. and AT&T Wireless Services Inc., which both had positive returns in excess of 20%. Within the utility sector, the Portfolio experienced good relative performance as holdings in Caithness Coso Fund Corp., CMS Energy Corp. and PSEG Energy Holdings all outperformed the sector. Other specific issues that outperformed during the year include Allied Holdings Inc. (Ground Transportation), Eagle-Picher Industries Inc. (Conglomerate), Premier Parks Inc. (Leisure) and PRIMEDIA Inc. (Publishing).

On the negative side, the Portfolio's performance was hurt by underperforming holdings in Charter Communications Holdings LLC and NTL Inc. (Cable Television), Airgate PCS Inc. and Alamosa Holdings Inc. (Telecommunications and Cellular), Calpine Corp. (Utilities), Foamex L.P. (Chemical) and Land O' Lakes, Inc. (Food Products).

PORTFOLIO MANAGER PORTFOLIO OUTLOOK

The Portfolio remains overweight in the food, consumer products, healthcare and lodging sectors while it remains underweight in wireline telecommunications, utilities and technology (especially communications technology). We have modestly increased the Portfolio's exposure to the utility sector (although still a major underweight versus the benchmark), which is now the largest industry sector in the high-yield market given the substantial amount of investment-grade paper that

---------------
 8 The Lehman Brothers High-Yield Bond Index covers the universe of fixed rate, non-investment-grade debt, including corporate and non-corporate sectors. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zero coupon bonds, step-up coupon structures, and 144As are also included. Please note that an investor cannot invest directly in an index.
 9 The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment-grade or higher, and having at least one year to maturity. Please note that an investor cannot invest directly in an index.
10 Lipper is an independent mutual fund-tracking organization.
                                                                               7
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ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

has been downgraded over the last six months of 2002. We believe selectivity in this sector will be a key determinant of 2003 performance. Given the strength in semi-distressed debt issues we saw in the fourth quarter of 2002, we reduced the Portfolio's exposure to companies like Revlon, where we feel issuer fundamentals did not match security price gains. We were fairly active in the new issue market in the fourth quarter of 2002 as new issues appeared more attractive to us than issues on the secondary market.

FEDERATED STOCK PORTFOLIO

INVESTMENT STRATEGY

The Federated Stock Portfolio ("Portfolio") seeks growth of income and capital. The Portfolio normally invests at least 80% of its assets in equity securities. The sub-adviser selects companies on the basis of traditional research techniques.

PERFORMANCE UPDATE

For the year ended December 31, 2002, the Portfolio returned negative 19.32%. In comparison, the S&P 500 Index(6) returned negative 22.09% for the same period.

PORTFOLIO MANAGER PORTFOLIO OVERVIEW

The year ended December 31, 2002 was the third consecutive year of negative returns for the Dow Jones Industrial Average,(11) the S&P 500 Index and the Nasdaq Composite Index.(12) From its peak on March 24, 2000, through October 9, 2002, the S&P 500 Index lost 49.1% of its value. Declines of this magnitude and duration were last seen during the bear market of 1973-74, in which the S&P 500 Index fell 49% from peak to trough. Market breadth in 2002 was negative, as all ten S&P 500 Index economic sectors generated negative returns. The worst performing sectors of the market in the past year were information technology, telecommunication services and utilities. Economic weakness and severe overcapacity were the primary drivers for losses in all three sectors. The best performing sectors were consumer staples, materials and energy. Oil and gas prices rose dramatically during 2002, due in our opinion to the threat of military action in Iraq, which aided energy stocks. Pessimism over the quality of corporate profits also weighed on the markets as investors were deluged with a number of high-profile accounting and corporate governance scandals. In 2002, both Global Crossing and WorldCom sought Chapter 11 bankruptcy protection; a bitter pill for two companies whose combined market capitalization once totaled $240 billion. Small- and mid-cap investment strategies outperformed large-cap strategies over the past twelve months. Value portfolios outperformed growth portfolios for the third year in a row as investors sought companies with low market expectations to ride out the storm.

In relative terms, the Portfolio outperformed the benchmark S&P 500 Index, but slightly underperformed the Lipper(10) peer group of variable multi-cap value funds, which returned an average of negative 18.97% in 2002.

Positive influences on performance during 2002 included an underweight position and favorable security selection in information technology (including Compaq, which was subsequently bought by Hewlett-Packard Co., Storage Technology Corp., and Lexmark International, Inc.) and favorable security selection in utilities (including Entergy Corp. and FPL Group, Inc.). Other positive influences on relative performance included overweight positions and favorable security selection in telecommunication services and financials (including Principal Financial Group, Inc., Wachovia Corp., and Bank of America Corp.).

Negative influences on relative performance during the year included an overweight position and unfavorable security selection in industrials (ABB Ltd., Tyco International Ltd. and Cendant Corp.) and unfavorable security selection in healthcare (HEALTHSOUTH Corp., CIGNA Corp., and Bristol-Myers Squibb Co.). An underweight position and unfavora-

---------------
11 The Dow Jones Industrial Average is a widely followed measurement of the stock market. The average is comprised of 30 stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies. Please note that an investor cannot invest directly in an index.
12 The Nasdaq Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.
 8

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

ble security selection in consumer staples (including Kimberly-Clark Corp. and CVS Corp.) also negatively influenced relative returns.

In our opinion, the decline in the equity markets during the past twelve months left no stone unturned, as both high- and low-quality stocks fell with equal vigor. Themes emerging from our valuation disciplines continue to be health care and consumer discretionary companies, and we have emphasized healthcare companies in the Portfolio as a result. We continue to underweight the information technology sector due to what we feel are unappealing valuations and the continued weakness in corporate capital spending. Within the information technology sector, we have emphasized positions in what we believe to be leading companies with historical support for valuation levels.

PORTFOLIO MANAGER PORTFOLIO OUTLOOK

Our strategy for the next year remains unchanged. We plan to utilize our valuation disciplines to identify undervalued leading companies for addition to the Portfolio, and seek to eliminate holdings that we think are overvalued or have deteriorating fundamentals.

DISCIPLINED MID CAP STOCK PORTFOLIO

INVESTMENT STRATEGY

The Disciplined Mid Cap Stock Portfolio ("Portfolio") seeks growth of capital. The Portfolio normally invests at least 80% of its assets in equity securities of companies with mid-size market capitalizations. Mid-size market capitalizations are defined as those with a market capitalization similar to the companies in the S&P MidCap 400 Index.(13)

PERFORMANCE UPDATE

For the year ended December 31, 2002, the Portfolio returned negative 14.32%. In comparison, the S&P MidCap 400 Index returned negative 14.51% for the same period.

PORTFOLIO MANAGER PORTFOLIO OVERVIEW

The economy looks to have barely grown in the fourth quarter of 2002, and appears to still be following the same erratic up-and-down pattern that has been in place since late 2001. For all of 2002, however, GDP growth looks to have been around 2.6%, suggesting a slow recovery, but a recovery nonetheless. Although still facing headwinds, we believe GDP growth is expected to be somewhat stronger in 2003 than in 2002. The primary source of growth appears set to shift from the consumer sector to a better-balanced mix of business investment and consumer spending.

First quarter 2002 GDP growth was measured at a robust, inventory-driven 5% pace. Since the 2001 recession was mild by historic measures, the economy was still operating well below its potential output level and was able to absorb strong growth in the first quarter. GDP growth slowed down to 1.1% in the second quarter of 2002. Factors contributing to the second quarter slowdown included slower consumer spending, a surge in imports, slower inventory adjustment, and a decline in state and local government spending. Business investment spending on equipment and software grew in the second quarter for the first time since early 2000.

The third quarter was marred by corporate governance scandals and heightened geopolitical risks. The U.S. equity market fell sharply on new fears of a double-dip recession as the growing uncertainty was projected into weaker business spending and slower job growth. Certification of financial statements by CEOs and anticipation of added fiscal stimulus through more tax cuts triggered a sharp market rally in the fourth quarter, even as economic growth remained sluggish.

---------------
13 The S&P MidCap 400 Index is a market-value weighted index that consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. Please note that an investor cannot invest directly in an index.

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

Our stock selection factors produced positive results for the Portfolio for the year. During the first six months of the year, our earnings and price momentum components generated significant excess returns. Specifically, we believe that our estimates revision factors worked well during the period of negative investor sentiment, as companies with sustainable earnings growth prospects were rewarded with relatively superior performance. In the third quarter, concerns over corporate governance led investors to focus on quality of earnings. Our bias towards strong earnings fundamentals helped the Portfolio to outperform the benchmark on a relative basis. However, a speculative rally on low-quality stocks during the fourth quarter reduced the Portfolio's relative outperformance. Overall, our stock selection was most favorable in the consumer discretionary and technology sectors, but adverse in the auto and transportation sector.

In the consumer discretionary sector, the Portfolio benefited from overweight positions in Coach Inc. and Williams-Sonoma, Inc., and an underweight position in BJ's Wholesale Club Inc. Coach reported strong earnings for the year due to robust business momentum in Japan. Traditional leather products continued to drive sales, while new product categories also experienced strong demand. Williams-Sonoma increased its profit margin and announced new initiatives to sustain sales growth. Operating costs were reduced due to improved inventory management. The company guided for higher earnings and sales for the next fiscal year. BJ's Wholesale Club continued to face intense competition from other major warehouse stores. The company lowered its third quarter earnings forecast due to slower sales growth.

In the technology sector, the Portfolio's underweight positions in Fairchild Semiconductor Corp., Intersil Corp. and Retek Inc. helped us. Fairchild Semiconductor Corp. traded lower due to weak demand for its electronic memory products. Profits and operating margins at Fairchild Semiconductor Corp. also declined because of severe pricing pressure from other major semiconductor manufacturers. Intersil Corp., which designs and manufactures integrated circuits for wireless communications markets, also fell due to weaker-than-expected demand for wireless network products. Consensus earnings estimates were revised lower and the stock followed. Retek Inc., which provides software solutions and services to the retail industry, plunged after the company lowered third quarter guidance. The company suffered from extended sales cycle due to complex and lengthy procurement processes of larger retail customers.

On the other hand, in the auto and transportation sector, the Portfolio's underweight positions in Expeditors International of Washington, Inc. and Gentex Corp. negatively affected performance. Expeditors International of Washington, Inc., which provides global logistic services, benefited from a constrained airfreight capacity particularly in the Asia to North American market. The company consistently generated earnings that met or exceed consensus estimates in the previous quarters. Gentex Corp., a manufacturer of electro-optic products for the automobile industry, reported solid revenue growth. The company leveraged its mirror technology into other applications and dominated the electro-chromic mirror market. Gentex Corp. had no debt and its high operating margins transformed its sales growth into robust profit increase throughout the year.

PORTFOLIO MANAGER PORTFOLIO OUTLOOK

The possibility of reduced tax rates on dividends and increased allowances for capital losses should be the key policy issues in the near future. Also, we believe investors will undoubtedly pay attention to financial reports on adjustments to defined benefit pension and employee stock option programs. Although we believe the risks of accounting irregularities have mitigated due to unprecedented scrutiny, geopolitical risks centered on terrorism as well as Iraq and North Korea have intensified. Despite a recent pullback, corporate bond yield spreads have remained high.

We do not believe that the intense risk aversion seen in the market in 2002 has derailed the long-term economic recovery, which is progressing gradually and steadily. Nevertheless, investors could face increased market volatility in the next few months, as global political events impact oil prices and other economic activities.

We believe that the fourth quarter of 2002's recovery in stock prices was led by lower quality, higher risk speculative companies. We have now observed a zigzag pattern of investor sentiment for several months, where bursts of optimism based on stimulative policy have alternated with bouts of pessimism based on prospects of weaker earnings in the short-term. It remains to be seen if the current expectations of a continued economic recovery are realized during 2003. We maintain our dual focus on low valuation and rising earnings expectations as the key stock selection parameters during this difficult market environment.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- TRAVELERS QUALITY BOND PORTFOLIO AS OF 12/31/02 (UNAUDITED)


  AVERAGE ANNUAL TOTAL RETURNS
  --------------------------------------------
  Year Ended 12/31/02                     5.81%
  Five Years Ended 12/31/02               5.87
  8/30/96* through 12/31/02               6.33
  CUMULATIVE TOTAL RETURN
  --------------------------------------------
  8/30/96* through 12/31/02              47.53%
  * Commencement of operations.

This chart assumes an initial investment of $10,000 made on August 30, 1996 (commencement of operations), assuming reinvestment of dividends, through December 31, 2002, with that of a similar investment in the Lehman Brothers Intermediate Government/Credit Bond Index, formerly known as Lehman Brothers Intermediate Government/Corporate Bond Index. Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. The Lehman Brothers Intermediate Government/Credit Bond Index is a weighted composite of the Lehman Brothers Government Bond Index, which is a broad-based index of all public debt obligations of the U.S. government and its agencies and has an average maturity of nine years and the Lehman Brothers Credit Bond Index, which is comprised of all public fixed-rate non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations.
[Travelers Quality Performance Graph]

                                                                                                   LEHMAN BROTHERS INTERMEDIATE
                                                              TRAVELERS QUALITY BOND PORTFOLIO     GOVERNMENT/CREDIT BOND INDEX
                                                              --------------------------------     ----------------------------
8/30/96                                                                    10000                              10000
12/96                                                                      10356                              10388
12/97                                                                      11095                              11624
12/98                                                                      12036                              13004
12/99                                                                      12168                              13055
12/00                                                                      13015                              14376
12/01                                                                      13944                              15664
12/31/02                                                                   14753                              17206

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- LAZARD INTERNATIONAL STOCK PORTFOLIO AS OF 12/31/02 (UNAUDITED)


  AVERAGE ANNUAL TOTAL RETURNS
  --------------------------------------------
  Year Ended 12/31/02                   (12.96)%
  Five Years Ended 12/31/02              (4.86)
  8/1/96* through 12/31/02               (1.43)
            CUMULATIVE TOTAL RETURN
            -----------------------
  8/1/96* through 12/31/02               (8.82)%
  * Commencement of operations.

This chart assumes an initial investment of $10,000 made on August 1, 1996 (commencement of operations), assuming reinvestment of dividends, through December 31, 2002, with that of a similar investment in the MSCI EAFE GDP Weighted Index. Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. The MSCI EAFE GDP Weighted Index is a composite portfolio consisting of equity total returns for the countries of Europe, Australia, New Zealand and the Far East, weighted based on each country's gross domestic product. [Lazard Int. Performance Graph]

                                                                 LAZARD INTERNATIONAL STOCK
                                                                         PORTFOLIO                 MSCI EAFE GDP WEIGHTED INDEX
                                                                 --------------------------        ----------------------------
8/1/96                                                                     10000                              10000
12/96                                                                      10807                              10515
12/97                                                                      11696                              11122
12/98                                                                      13168                              14092
12/99                                                                      16036                              18460
12/00                                                                      14192                              15593
12/01                                                                      10476                              12132
12/31/02                                                                    9118                              10203

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- MFS EMERGING GROWTH PORTFOLIO AS OF 12/31/02 (UNAUDITED)


          AVERAGE ANNUAL TOTAL RETURNS
          ----------------------------
  Year Ended 12/31/02                   (34.18)%
  Five Years Ended 12/31/02              (4.46)
  8/30/96* through 12/31/02               0.35
  CUMULATIVE TOTAL RETURN
  --------------------------------------------
  8/30/96* through 12/31/02               2.21%
  * Commencement of operations.

This chart assumes an initial investment of $10,000 made on August 30, 1996 (commencement of operations), assuming reinvestment of dividends, through December 31, 2002, with that of a similar investment in the S&P 500 Index, Russell 2000 Index and Russell 3000 Growth Index. Index Information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies with less than average growth orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.
[MFS Emerging Growth Portfolio Performance Graph]

                                            MFS EMERGING                                                     RUSSELL 3000 GROWTH
                                          GROWTH PORTFOLIO        S&P 500 INDEX        RUSSELL 2000 INDEX           INDEX
                                          ----------------        -------------        ------------------    -------------------
8/30/96                                       10000.00               10000.00               10000.00               10000.00
12/96                                         10600.00               11441.00               10931.00               11291.00
12/97                                         12843.00               15258.00               13376.00               15508.00
12/98                                         17250.00               19642.00               13036.00               18950.00
12/99                                         30491.00               23773.00               15806.00               25361.00
12/00                                         24353.00               21609.00               15329.00               19675.00
12/01                                         15529.00               19043.00               15709.00               15814.00
12/31/02                                      10221.00               14835.00               12491.00               11381.00

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- FEDERATED HIGH YIELD PORTFOLIO AS OF 12/31/02 (UNAUDITED)

          AVERAGE ANNUAL TOTAL RETURNS
          ----------------------------
  Year Ended 12/31/02                      3.72%
  Five Years Ended 12/31/02                0.95
  8/30/96* through 12/31/02                4.22
  CUMULATIVE TOTAL RETURN
  ---------------------------------------------
  8/30/96* through 12/31/02               29.94%
  * Commencement of operations.

This chart assumes an initial investment of $10,000 made on August 30, 1996 (commencement of operations), assuming reinvestment of dividends, through December 31, 2002, with that of a similar investment in the Lehman Brothers High-Yield Bond Index and Lehman Brothers Aggregate Bond Index. Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. The Lehman Brothers High-Yield Bond Index is composed of fixed rate non-investment grade debt with at least one year remaining to maturity that are dollar-denominated, nonconvertible and have an outstanding par value of at least $100 million. The Lehman Brothers Aggregate Bond Index, an unmanaged index, is composed of the Lehman Brothers Intermediate Government/Credit Bond Index, formerly known as the Lehman Brothers Intermediate Government/Corporate Bond Index, and the Mortgage Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. [Federated High Yield Portfolio Performance Graph]

                                                  FEDERATED HIGH YIELD        LEHMAN BROTHERS HIGH-          LEHMAN BROTHERS
                                                        PORTFOLIO               YIELD BOND INDEX          AGGREGATE BOND INDEX
                                                  --------------------        ---------------------       --------------------
8/30/96                                                   10000                       10000                       10000
12/96                                                     10761                       10599                       10480
12/97                                                     12394                       11952                       11491
12/98                                                     12978                       12161                       12490
12/99                                                     13380                       12452                       12388
12/00                                                     12289                       11723                       13829
12/01                                                     12528                       12342                       14997
12/31/02                                                  12994                       12169                       16536

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- FEDERATED STOCK PORTFOLIO AS OF 12/31/02 (UNAUDITED)


          AVERAGE ANNUAL TOTAL RETURNS
          ----------------------------
  Year Ended 12/31/02                    (19.32)%
  Five Years Ended 12/31/02                1.11
  8/30/96* through 12/31/02                7.56
  CUMULATIVE TOTAL RETURN
  ---------------------------------------------
  8/30/96* through 12/31/02               58.71%
  * Commencement of operations.

This chart assumes an initial investment of $10,000 made on August 30, 1996 (commencement of operations), assuming reinvestment of dividends, through December 31, 2002, with that of a similar investment in the S&P 500 Index. Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets.
[Federated Stock Performance Graph]

                                                                 FEDERATED STOCK PORTFOLIO                S&P 500 INDEX
                                                                 -------------------------                -------------
8/30/96                                                                    10000                              10000
12/96                                                                      11261                              11441
12/97                                                                      15021                              15258
12/98                                                                      17700                              19642
12/99                                                                      18646                              23773
12/00                                                                      19349                              21609
12/01                                                                      19672                              19043
12/31/02                                                                   15871                              14835

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- DISCIPLINED MID CAP STOCK PORTFOLIO AS OF 12/31/02 (UNAUDITED)


          AVERAGE ANNUAL TOTAL RETURNS
          ----------------------------
  Year Ended 12/31/02                   (14.32)%
  Five Years Ended 12/31/02               4.93
  4/1/97* through 12/31/02                9.77
  CUMULATIVE TOTAL RETURN
  --------------------------------------------
  4/1/97* through 12/31/02               70.92%
  * Commencement of operations.

This chart assumes an initial investment of $10,000 made on April 1, 1997 (commencement of operations), assuming reinvestment of dividends, through December 31, 2002, with that of a similar investment in the S&P MidCap 400 Index. Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. The S&P MidCap 400 Index is an unmanaged index composed of 400 widely held mid cap common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets.
[Disciplined MidCap Stock Performance Graph]

                                                                 DISCIPLINED MID CAP STOCK
                                                                         PORTFOLIO                     S&P MIDCAP 400 INDEX
                                                                 -------------------------             --------------------
4/1/97                                                                     10000                              10489
12/97                                                                      13438                              11512
12/98                                                                      15710                              12603
12/99                                                                      17826                              14459
12/00                                                                      20786                              16989
12/01                                                                      19950                              16885
12/31/02                                                                   17092                              14434

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 2002

                        TRAVELERS QUALITY BOND PORTFOLIO

   FACE
  AMOUNT                                              SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 25.8%
                            U.S. Treasury Notes:
$13,200,000                   2.875% due 6/30/04........................................    $ 13,495,970
 25,100,000                   5.750% due 11/15/05.......................................      27,754,149
    710,000                   3.000% due 11/15/07.......................................         718,764
  6,900,000                 U.S. Treasury Bonds, 8.875% due 8/15/17.....................      10,086,669
--------------------------------------------------------------------------------------------------------
                            TOTAL U.S. GOVERNMENT AGENCIES AND OBLIGATIONS
                            (Cost -- $51,573,889).......................................      52,055,552
--------------------------------------------------------------------------------------------------------
   FACE
  AMOUNT       RATING(A)                              SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 62.8%
--------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE -- 1.7%
  3,400,000     BBB-        Raytheon Co., Notes, 5.700% due 11/1/03.....................       3,467,609
--------------------------------------------------------------------------------------------------------
COMPUTERS -- 0.4%
    800,000     A-          Hewlett-Packard Co., Notes, 6.500% due 7/1/12...............         889,442
--------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 26.9%
  2,165,000     A2*         FleetBoston Financial Corp., Sub. Notes, 7.125% due
                              4/15/06...................................................       2,399,842
 46,000,000     AAA         Freddie Mac, Notes, 4.750% due 8/13/09......................      47,377,378
  2,000,000     AAA         General Electric Capital Corp., Global Medium-Term Notes,
                              Series A, 5.450% due 1/15/13..............................       2,081,484
    600,000     A2*         General Motors Acceptance Corp., Notes, 6.875% due
                              8/28/12...................................................         592,478
    400,000     Aa3*        The Goldman Sachs Group, Inc., Notes, 5.700% due 9/1/12.....         416,790
  1,600,000     C*          Osprey Trust/Osprey I Inc., Secured Notes, 8.310% due
                              1/15/49 (b)(c)............................................         296,000
  1,100,000     A3*         Washington Mutual, Inc., Notes, 4.375% due 1/15/08..........       1,122,124
--------------------------------------------------------------------------------------------------------
                                                                                              54,286,096
--------------------------------------------------------------------------------------------------------
FOOD -- 0.7%
  1,300,000     BBB-        Fred Meyer, Inc., Guaranteed Notes, 7.450% due 3/1/08.......       1,479,218
--------------------------------------------------------------------------------------------------------
HEALTHCARE -- 0.1%
    250,000     BBB-        Nationwide Health Properties, Inc., Medium-Term Notes,
                              Series C,
                              6.900% due 10/1/37........................................         266,675
--------------------------------------------------------------------------------------------------------
MULTIMEDIA -- 5.3%
  3,600,000     BBB+        AOL Time Warner Inc., Notes, 6.150% due 5/1/07..............       3,744,011
  1,900,000     BBB-        Clear Channel Communications, Inc., Sr. Notes, 7.250% due
                              9/15/03...................................................       1,938,737
    900,000     BBB         Comcast Cable Communications, Inc., Notes, 8.500% due
                              5/1/27....................................................         939,528
  3,700,000     Baa1*       Cox Enterprises Inc., Notes, 7.875% due 9/15/10 (c).........       4,103,903
--------------------------------------------------------------------------------------------------------
                                                                                              10,726,179
--------------------------------------------------------------------------------------------------------
REAL ESTATE -- 3.5%
                            EOP Operating L.P., Notes:
    530,000     BBB+          8.100% due 8/1/10.........................................         601,016
    800,000     BBB+          6.750% due 2/15/12........................................         861,111
  5,400,000     BBB         Simon Property Group, L.P., Notes, 6.625% due 6/15/03.......       5,500,467
--------------------------------------------------------------------------------------------------------
                                                                                               6,962,594
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 14

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                        TRAVELERS QUALITY BOND PORTFOLIO

   FACE
  AMOUNT       RATING(A)                              SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 5.1%
$ 3,800,000     BBB+        AT&T Corp., Notes, 6.375% due 3/15/04.......................    $  3,896,391
  1,000,000     BBB+        CenturyTel, Inc., Sr. Notes, 7.875% due 8/15/12 (c).........       1,185,638
                            Cingular Wireless LLC, Sr. Notes:
  1,160,000     A+            6.500% due 12/15/11.......................................       1,253,351
    420,000     A+            7.125% due 12/15/31.......................................         447,432
  5,000,000     CCC+        Qwest Capital Funding, Inc., Guaranteed Notes, 7.000% due
                              8/3/09....................................................       3,225,000
    800,000     NR          WorldCom, Inc. - WorldCom Group, Notes, 7.500% due 5/15/11
                              (b).......................................................         192,000
--------------------------------------------------------------------------------------------------------
                                                                                              10,199,812
--------------------------------------------------------------------------------------------------------
TOBACCO -- 0.3%
    600,000     Baa2*       R.J. Reynolds Tobacco Holdings, Inc., Guaranteed Notes,
                              7.250% due 6/1/12.........................................         628,873
--------------------------------------------------------------------------------------------------------
UTILITIES -- 18.8%
  5,122,000     BB          Aquila, Inc., Sr. Notes, 6.875% due 10/1/04.................       3,994,207
                            CMS Energy Corp.:
    650,000     B+            Notes, 7.625% due 11/15/04................................         591,794
  2,000,000     B+            Sr. Notes, Series B, 6.750% due 1/15/04...................       1,860,524
  5,300,000     Baa2*       DPL Inc., Sr. Notes, 6.875% due 9/1/11......................       4,447,972
    260,000     A           Duke Energy Corp., Bonds, 6.450% due 10/15/32...............         253,656
    870,000     BBB         Duke Energy Field Services, LLC, Notes, 7.500% due
                              8/16/05...................................................         917,745
  3,000,000     Ba2*        El Paso Corp., Medium-Term Notes, 6.950% due 12/15/07.......       2,132,451
  1,600,000     Baa2*       FirstEnergy Corp., Notes, Series B, 6.450% due 11/15/11.....       1,594,935
  6,000,000     Ba2*        Gemstone Investors Ltd., Secured Notes, 7.710% due 10/31/04
                              (c).......................................................       4,613,796
  1,640,000     BBB-        MidAmerican Energy Holdings Co., Sr. Notes, 6.960% due
                              9/15/03...................................................       1,678,158
  3,600,000     BBB         NiSource Finance Corp., Guaranteed Notes, 5.750% due
                              4/15/03...................................................       3,590,770
                            Pepco Holdings, Inc., Notes:
  2,800,000     Baa1*         5.500% due 8/15/07 (c)....................................       2,926,392
  1,300,000     Baa1*         6.450% due 8/15/12 (c)....................................       1,379,080
  2,900,000     Baa1*       Progress Energy, Inc., Sr. Notes, 6.050% due 4/15/07........       3,092,073
                            PSEG Energy Holdings Inc., Sr. Notes:
    900,000     BBB-          9.125% due 2/10/04........................................         891,278
    750,000     BBB-          8.625% due 2/15/08........................................         626,984
  3,600,000     B+          Transcontinental Gas Pipe Line Corp., Notes, 6.125% due
                              1/15/05...................................................       3,456,000
--------------------------------------------------------------------------------------------------------
                                                                                              38,047,815
--------------------------------------------------------------------------------------------------------
                            TOTAL CORPORATE BONDS AND NOTES (Cost -- $130,790,828)......     126,954,313
--------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 5.7%
  1,900,000     AAA         California Infrastructure PG&E-1, Series 1997-1, Class A7,
                              6.420% due 9/25/08........................................       2,069,460
  2,500,000     AAA         DaimlerChrysler Auto Trust, Series 2001-C, Class A4, 4.630%
                              due 12/6/06...............................................       2,625,282
  1,700,000     AAA         Discover Card Master Trust I, Series 1996-3, Class A, 6.050%
                              due 8/18/08...............................................       1,867,193
  2,200,000     AAA         Ford Auto Owner Trust, Series 2002-B, Class A4, 4.750% due
                              8/15/06...................................................       2,330,182
    600,000     AA-         Metris Master Trust, Series 2001-1, Class A, 1.640% due
                              12/20/07..................................................         579,861
  2,000,000     AAA         Toyota Auto Receivables Owner Trust, Series 2002-C, Class
                              A3, 2.650% due 11/15/06...................................       2,027,223
--------------------------------------------------------------------------------------------------------
                            TOTAL ASSET-BACKED SECURITIES (Cost -- $11,413,004).........      11,499,201
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                        TRAVELERS QUALITY BOND PORTFOLIO

   FACE
  AMOUNT       RATING(A)                              SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.3%
$ 1,450,000     Aaa*        CS First Boston Mortgage Securities Corp., Series 2001-CK1,
                              Class A3, 6.380% due 12/16/35.............................    $  1,618,100
  1,090,000     AAA         LB-UBS Commercial Mortgage Trust, Series 2002-C4, Class A5,
                              4.853% due 9/15/31........................................       1,107,446
--------------------------------------------------------------------------------------------------------
                            TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                            (Cost -- $2,721,376)........................................       2,725,546
--------------------------------------------------------------------------------------------------------
                                                  FACE
                                                 AMOUNSECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.4%
  8,799,000                 State Street Bank and Trust Co., 1.050% due 1/2/03; Proceeds
                              at
                              maturity -- $8,799,513; (Fully collateralized by U.S.
                              Treasury Notes,
                              4.875% due 2/15/12; Market value -- $8,977,219)
                              (Cost -- $8,799,000)......................................       8,799,000
--------------------------------------------------------------------------------------------------------
                            TOTAL INVESTMENTS -- 100% (Cost -- $205,298,097**)..........    $202,033,612
--------------------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service.
(b) Security is currently in default.
(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
** Aggregate cost for Federal income tax purposes is $205,801,385.

  See page 50 for definitions of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 16

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                      LAZARD INTERNATIONAL STOCK PORTFOLIO

  SHARES                                 SECURITY                                 VALUE
------------------------------------------------------------------------------------------
STOCK -- 97.6%
------------------------------------------------------------------------------------------
AUSTRALIA -- 2.3%
    394,538    BHP Billiton Ltd. ..........................................    $ 2,253,567
------------------------------------------------------------------------------------------
BELGIUM -- 1.4%
     79,300    Fortis (NL) N.V. ...........................................      1,397,119
------------------------------------------------------------------------------------------
DENMARK -- 1.4%
     48,100    Novo Nordisk A/S, Class B Shares*...........................      1,388,515
------------------------------------------------------------------------------------------
FINLAND -- 2.7%
    169,500    Nokia Oyj...................................................      2,625,496
------------------------------------------------------------------------------------------
FRANCE -- 8.1%
     41,500    BNP Paribas S.A. ...........................................      1,689,921
     21,400    Carrefour S.A.*.............................................        952,221
     40,200    Lagardere S.C.A. ...........................................      1,631,925
     11,600    Schneider Electric S.A. ....................................        548,516
     21,551    Total Fina Elf S.A. ........................................      3,075,931
------------------------------------------------------------------------------------------
                                                                                 7,898,514
------------------------------------------------------------------------------------------
GERMANY -- 2.1%
     41,700    Bayerische Motoren Werke (BMW) AG...........................      1,264,694
     17,400    Siemens AG+.................................................        739,019
------------------------------------------------------------------------------------------
                                                                                 2,003,713
------------------------------------------------------------------------------------------
HONG KONG -- 1.1%
    140,500    CLP Holdings Ltd............................................        565,708
    395,000    Hong Kong & China Gas Co., Ltd..............................        509,037
------------------------------------------------------------------------------------------
                                                                                 1,074,745
------------------------------------------------------------------------------------------
IRELAND -- 4.1%
    114,992    Allied Irish Banks PLC......................................      1,550,814
    130,800    Bank of Ireland.............................................      1,337,406
     87,042    CRH PLC.....................................................      1,072,551
------------------------------------------------------------------------------------------
                                                                                 3,960,771
------------------------------------------------------------------------------------------
ITALY -- 7.1%
    105,219    Alleanza Assicurazioni+.....................................        796,677
    219,350    ENI S.p.A.+.................................................      3,484,988
    110,300    Snam Rete Gas S.p.A. .......................................        375,933
    296,800    Telecom Italia S.p.A.+......................................      2,250,367
------------------------------------------------------------------------------------------
                                                                                 6,907,965
------------------------------------------------------------------------------------------
JAPAN -- 13.5%
     10,600    Acom Co., Ltd. .............................................        348,097
     50,000    Cannon, Inc.+...............................................      1,881,947
        245    East Japan Railway Co. .....................................      1,215,098
     60,000    KAO Corp. ..................................................      1,316,100
    365,000    Nikko Cordial Corp. ........................................      1,229,370
        291    Nippon Telegraph & Telephone Corp. .........................      1,056,088
    294,000    Nissan Motor Co., Ltd. .....................................      2,292,388

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                      LAZARD INTERNATIONAL STOCK PORTFOLIO

  SHARES                                 SECURITY                                 VALUE
------------------------------------------------------------------------------------------
JAPAN -- 13.5% (CONTINUED)
        436    NTT DoCoMo, Inc. ...........................................    $   804,008
     39,500    SONY CORP. .................................................      1,649,714
    102,000    Tokyo Gas Co., Ltd. ........................................        319,502
     40,000    Toyota Motor Corp. .........................................      1,074,436
------------------------------------------------------------------------------------------
                                                                                13,186,748
------------------------------------------------------------------------------------------
NETHERLANDS -- 10.6%
     89,300    ABN AMRO Holdings N.V. .....................................      1,459,049
     58,586    Heineken N.V. ..............................................      2,285,535
    426,900    Koninklijke KPN N.V.*.......................................      2,775,677
     52,572    Koninklijke (Royal) Philips Electronics N.V. ...............        920,708
     64,800    Royal Dutch Petroleum Co. ..................................      2,850,743
------------------------------------------------------------------------------------------
                                                                                10,291,712
------------------------------------------------------------------------------------------
SINGAPORE -- 1.8%
    152,700    Overseas-Chinese Banking Corp. Ltd. ........................        849,483
    127,624    United Overseas Bank Ltd. ..................................        868,165
------------------------------------------------------------------------------------------
                                                                                 1,717,648
------------------------------------------------------------------------------------------
SPAIN -- 2.9%
     68,300    Altadis, S.A. ..............................................      1,557,153
    111,900    Endesa, S.A.+...............................................      1,308,447
------------------------------------------------------------------------------------------
                                                                                 2,865,600
------------------------------------------------------------------------------------------
SWEDEN -- 0.5%
     20,300    Sandvik AB*.................................................        454,147
------------------------------------------------------------------------------------------
SWITZERLAND -- 7.1%
     78,000    Compagnie Financiere Richemont AG...........................      1,454,992
     22,400    Credit Suisse Group.........................................        485,865
     76,800    Novartis AG.................................................      2,801,359
     44,900    UBS AG......................................................      2,181,534
------------------------------------------------------------------------------------------
                                                                                 6,923,750
------------------------------------------------------------------------------------------
UNITED KINGDOM -- 30.9%
    144,329    Amersham PLC*...............................................      1,291,574
    225,200    Barclays PLC................................................      1,395,469
    224,200    Boots Co. PLC...............................................      2,114,580
    343,100    BP PLC......................................................      2,357,977
    324,970    BT Group PLC................................................      1,019,926
    236,896    Cadbury Schweppes PLC.......................................      1,475,570
    175,674    Diageo PLC..................................................      1,908,544
    182,100    GlaxoSmithKline PLC.........................................      3,493,632
    282,419    HSBC Holdings PLC...........................................      3,120,509
    117,320    Imperial Tobacco Group PLC..................................      1,992,120
    393,200    Kingfisher PLC..............................................      1,408,103
     66,500    Royal Bank of Scotland Group PLC............................      1,592,632
     99,800    Standard Chartered PLC......................................      1,134,034

                       SEE NOTES TO FINANCIAL STATEMENTS.
 18

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                      LAZARD INTERNATIONAL STOCK PORTFOLIO

  SHARES                                 SECURITY                                 VALUE
------------------------------------------------------------------------------------------
UNITED KINGDOM -- 30.9% (CONTINUED)
    330,300    Tesco PLC...................................................    $ 1,031,339
    207,000    Unilever PLC*...............................................      1,969,014
  1,495,700    Vodafone Group PLC..........................................      2,726,300
------------------------------------------------------------------------------------------
                                                                                30,031,323
------------------------------------------------------------------------------------------
               TOTAL STOCK (Cost -- $104,070,170)..........................     94,981,333
------------------------------------------------------------------------------------------

   FACE
  AMOUNT                                 SECURITY                                 VALUE
------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.4%
$ 2,304,000    State Street Bank and Trust Co., 1.050% due 1/2/03; Proceeds
                 at maturity --
                 $2,304,134; (Fully collateralized by U.S. Treasury Bonds,
                 5.500% due 8/15/28;
                 Market value -- $2,353,769) (Cost -- $2,304,000)..........      2,304,000
------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS -- 100% (Cost -- $106,374,170**)..........    $97,285,333
------------------------------------------------------------------------------------------

 * Non-income producing security.
 + All or a portion of this security is on loan (See Note 9).
** Aggregate cost for Federal income tax purposes is $108,975,812.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
COMMON STOCK -- 95.1%
----------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 1.3%
      4,820   Alliant Techsystems Inc.*...................................  $    300,527
     12,600   Lockheed Martin Corp. ......................................       727,650
      9,710   Northrop Grumman Corp. .....................................       941,870
----------------------------------------------------------------------------------------
                                                                               1,970,047
----------------------------------------------------------------------------------------
AGRICULTURE AND TOBACCO -- 0.1%
      3,820   Philip Morris Cos. Inc.+....................................       154,825
----------------------------------------------------------------------------------------
AIR FREIGHT AND COURIERS -- 0.5%
     12,460   United Parcel Service Inc., Class B Shares..................       785,977
----------------------------------------------------------------------------------------
BANK -- 0.8%
      7,500   First Tennessee National Corp. .............................       269,550
     17,250   Mellon Financial Corp. .....................................       450,397
     16,130   New York Community Bancorp, Inc. ...........................       465,834
----------------------------------------------------------------------------------------
                                                                               1,185,781
----------------------------------------------------------------------------------------
BEVERAGES -- 1.7%
     28,400   The Pepsi Bottling Group, Inc. .............................       729,880
     40,200   PepsiCo, Inc. ..............................................     1,697,244
----------------------------------------------------------------------------------------
                                                                               2,427,124
----------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 3.1%
     38,120   Amgen Inc.*.................................................     1,842,721
      6,650   Applera Corp. - Applied Biosystems Group....................       116,641
     33,310   Genzyme Corp. - General Division*...........................       984,977
     13,090   Invitrogen Corp.*...........................................       409,586
     17,510   Millipore Corp.*............................................       595,340
     27,000   Shire Pharmaceuticals Group PLC, ADR*.......................       510,030
----------------------------------------------------------------------------------------
                                                                               4,459,295
----------------------------------------------------------------------------------------
COMMERCIAL SERVICES AND SUPPLIES -- 6.6%
     35,550   ARAMARK Corp., Class B Shares*..............................       835,425
      7,840   Automatic Data Processing, Inc..............................       307,720
    117,160   The BISYS Group, Inc.*......................................     1,862,844
    100,610   Cendant Corp.*..............................................     1,054,393
     10,900   ChoicePoint Inc.*...........................................       430,441
     25,770   Concord EFS, Inc.*..........................................       405,620
     21,850   DST Systems, Inc.*..........................................       776,768
     38,210   First Data Corp.............................................     1,353,016
     23,710   Fiserv, Inc.*...............................................       804,954
     17,100   IMS Health Inc..............................................       273,600
     12,430   Iron Mountain Inc.*.........................................       410,314
     12,080   Robert Half International Inc.*.............................       194,609
     20,240   Weight Watchers International, Inc.*........................       930,433
----------------------------------------------------------------------------------------
                                                                               9,640,137
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 20

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 3.0%
     18,570   Advanced Fibre Communications, Inc.*........................  $    309,748
    212,378   Cisco Systems Inc.*.........................................     2,782,152
     14,620   Cox Communications, Inc., Class A Shares*...................       415,208
     19,050   Linear Technology Corp. ....................................       489,966
     22,030   Nokia Oyj, Sponsored ADR....................................       341,465
----------------------------------------------------------------------------------------
                                                                               4,338,539
----------------------------------------------------------------------------------------
COMPUTERS AND PERIPHERALS -- 2.7%
      2,400   CDW Computer Centers, Inc.*.................................       105,240
     77,770   Dell Computer Corp.*........................................     2,079,570
     38,900   Hewlett-Packard Co. ........................................       675,304
      7,130   International Business Machines Corp. ......................       552,575
      9,320   Lexmark International, Inc.*................................       563,860
----------------------------------------------------------------------------------------
                                                                               3,976,549
----------------------------------------------------------------------------------------
EDUCATION -- 0.9%
     23,540   Apollo Group, Inc., Class A Shares*.........................     1,035,760
      8,420   Manpower Inc. ..............................................       268,598
----------------------------------------------------------------------------------------
                                                                               1,304,358
----------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 0.3%
     23,980   Waters Corp.*...............................................       522,284
----------------------------------------------------------------------------------------
ENERGY EQUIPMENT AND SERVICES -- 1.9%
     37,160   Baker Hughes Inc. ..........................................     1,196,180
     32,910   BJ Services Co.*............................................     1,063,322
      7,620   Cooper Cameron Corp.*.......................................       379,628
      3,250   Noble Corp.*................................................       114,237
----------------------------------------------------------------------------------------
                                                                               2,753,367
----------------------------------------------------------------------------------------
FINANCIALS - DIVERSIFIED -- 5.6%
     14,030   American Express Co. .......................................       495,961
     18,330   Arthur J. Gallagher & Co. ..................................       538,535
      2,990   Fannie Mae .................................................       192,347
     35,000   Freddie Mac.................................................     2,066,750
     20,960   The Goldman Sachs Group, Inc. ..............................     1,427,376
     13,830   Investors Financial Services Corp. .........................       378,804
      3,670   Lehman Brothers Holdings Inc. ..............................       195,574
     37,800   Merrill Lynch & Co., Inc. ..................................     1,434,510
      5,790   Morgan Stanley..............................................       231,137
      6,910   National Commerce Financial Corp. ..........................       164,803
      6,800   SLM Corp. ..................................................       706,248
      7,440   TCF Financial Corp. ........................................       325,054
----------------------------------------------------------------------------------------
                                                                               8,157,099
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
FOOD AND DRUG RETAILING -- 1.9%
      7,430   Archer-Daniels-Midland Co. .................................  $     92,132
      8,990   CVS Corp. ..................................................       224,480
      6,180   Hershey Foods Corp. ........................................       416,779
     10,650   Kellogg Co. ................................................       364,976
     32,300   Sysco Corp. ................................................       962,217
     25,260   Walgreen Co.  ..............................................       737,339
----------------------------------------------------------------------------------------
                                                                               2,797,923
----------------------------------------------------------------------------------------
HEALTHCARE EQUIPMENT AND SUPPLIES -- 2.8%
     66,880   Cytyc Corp.*................................................       682,176
     13,720   DENTSPLY International Inc. ................................       510,384
     21,370   Guidant Corp.*..............................................       659,265
     28,260   Medtronic, Inc. ............................................     1,288,656
      6,390   Stryker Corp. ..............................................       428,897
     12,280   Varian Medical Systems, Inc. ...............................       609,088
----------------------------------------------------------------------------------------
                                                                               4,178,466
----------------------------------------------------------------------------------------
HEALTHCARE PROVIDERS AND SERVICES -- 5.1%
      6,350   Cardinal Health, Inc. ......................................       375,857
     96,610   Caremark Rx, Inc.*..........................................     1,569,913
     29,730   Express Scripts, Inc.*......................................     1,428,229
     27,700   First Health Group Corp.*...................................       674,495
     23,150   Health Management Associates, Inc., Class A Shares..........       414,385
     17,180   Laboratory Corp. of America Holdings*.......................       399,263
      7,120   LifePoint Hospitals, Inc.*..................................       213,109
     31,970   Lincare Holdings Inc.*......................................     1,010,891
     10,180   UnitedHealth Group Inc. ....................................       850,030
      8,080   WellPoint Health Networks Inc.*.............................       574,973
----------------------------------------------------------------------------------------
                                                                               7,511,145
----------------------------------------------------------------------------------------
HOME FURNISHINGS -- 0.3%
      5,400   Ethan Allen Interiors Inc. .................................       185,598
      8,230   Williams-Sonoma, Inc.*......................................       223,444
----------------------------------------------------------------------------------------
                                                                                 409,042
----------------------------------------------------------------------------------------
HOTELS, RESTAURANTS AND LEISURE -- 3.6%
     41,160   Brinker International, Inc.*................................     1,327,410
     15,190   CEC Entertainment, Inc.*....................................       466,333
     23,350   Hilton Hotels Corp. ........................................       296,778
     38,300   Outback Steakhouse, Inc. ...................................     1,319,052
      8,660   Starbucks Corp.*............................................       176,491
     55,250   Starwood Hotels and Resorts Worldwide, Inc., Class B
              Shares......................................................     1,311,635
     14,250   USA Interactive*............................................       326,610
----------------------------------------------------------------------------------------
                                                                               5,224,309
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 22

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 1.2%
      4,370   3M Co.......................................................  $    538,821
     28,730   General Electric Co. .......................................       699,575
      5,400   ITT Industries, Inc. .......................................       327,726
     13,560   Smurfit-Stone Container Corp.*..............................       208,702
      1,000   Tyco International Ltd. ....................................        17,030
----------------------------------------------------------------------------------------
                                                                               1,791,854
----------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY CONSULTING SERVICES -- 3.0%
     41,440   Accenture Ltd., Class A Shares*.............................       745,506
     32,550   Affiliated Computer Services Inc., Class A Shares*..........     1,713,758
     80,050   SunGard Data Systems Inc.*..................................     1,885,978
----------------------------------------------------------------------------------------
                                                                               4,345,242
----------------------------------------------------------------------------------------
INSURANCE -- 1.9%
     19,670   ACE Ltd. ...................................................       577,118
      9,000   American International Group, Inc. .........................       520,650
      4,340   The Hartford Financial Services Group, Inc. ................       197,166
     13,740   MetLife, Inc. ..............................................       371,530
      7,430   SAFECO Corp. ...............................................       257,598
      6,180   Willis Group Holdings Ltd.*.................................       177,181
      8,740   XL Capital Ltd., Class A Shares.............................       675,165
----------------------------------------------------------------------------------------
                                                                               2,776,408
----------------------------------------------------------------------------------------
INTERNET SOFTWARE AND SERVICES -- 0.9%
      4,400   Expedia, Inc., Class A Shares*..............................       294,493
     24,010   Network Associates, Inc.*...................................       386,321
     36,280   Yahoo! Inc.*................................................       593,178
----------------------------------------------------------------------------------------
                                                                               1,273,992
----------------------------------------------------------------------------------------
MACHINERY -- 0.5%
      6,930   Danaher Corp................................................       455,301
     15,790   Rockwell Automation, Inc. ..................................       327,011
----------------------------------------------------------------------------------------
                                                                                 782,312
----------------------------------------------------------------------------------------
MEDIA -- 11.1%
     50,920   AOL Time Warner Inc.*.......................................       667,052
     54,280   Clear Channel Communications, Inc.*.........................     2,024,101
              Comcast Corp.:
     16,330     Class A Shares*...........................................       384,898
     33,600     Special Class A Shares*...................................       759,024
      7,170   The E.W. Scripps Co., Class A Shares........................       551,731
     87,780   EchoStar Communications Corp., Class A Shares*..............     1,953,983
      8,730   Electronic Arts Inc.*.......................................       434,492
     15,330   Entercom Communications Corp.*..............................       719,284
     48,070   Fox Entertainment Group Inc., Class A Shares*...............     1,246,455
      6,720   Gannett Co., Inc. ..........................................       482,496
     15,590   Hearst-Argyle Television, Inc.*.............................       375,875
     26,320   Hispanic Broadcasting Corp.*................................       540,876
      5,370   Lamar Advertising Co.* .....................................       180,700

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
MEDIA -- 11.1% (CONTINUED)
      1,620   Lin TV Corp., Class A Shares*...............................  $     39,447
      7,210   Macrovision Corp.*..........................................       115,648
     14,240   McGraw-Hill Cos., Inc. .....................................       860,666
      7,030   Meredith Corp. .............................................       289,003
     14,400   The New York Times Co., Class A Shares......................       658,512
      4,600   Scholastic Corp.*...........................................       165,370
     13,200   Tribune Co. ................................................       600,072
     12,160   Univision Communications, Inc., Class A Shares*.............       297,920
     57,440   Viacom Inc., Class B Shares*................................     2,341,254
     12,940   Westwood One, Inc.*.........................................       483,438
----------------------------------------------------------------------------------------
                                                                              16,172,297
----------------------------------------------------------------------------------------
MULTI-LINE RETAIL -- 3.7%
     14,460   BJ's Wholesale Club, Inc.*..................................       264,618
      4,280   Cost Plus, Inc.*............................................       122,708
      8,660   Dollar Tree Stores, Inc.*...................................       212,776
     44,800   Family Dollar Stores, Inc. .................................     1,398,208
     20,880   Kohl's Corp.*...............................................     1,168,236
      9,650   Mattel, Inc. ...............................................       184,797
      6,210   Newell Rubbermaid Inc. .....................................       188,349
     46,770   Target Corp. ...............................................     1,403,100
      8,990   Wal-Mart Stores, Inc. ......................................       454,085
----------------------------------------------------------------------------------------
                                                                               5,396,877
----------------------------------------------------------------------------------------
OIL AND GAS -- 1.4%
     14.680   EnCana Corp. ...............................................       456,548
     26,400   Praxair, Inc. ..............................................     1,525,128
----------------------------------------------------------------------------------------
                                                                               1,981,676
----------------------------------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 0.9%
     38,250   International Paper Co. ....................................     1,337,602
----------------------------------------------------------------------------------------
PERSONAL PRODUCTS -- 0.4%
     15,080   Gillette Co. ...............................................       457,829
      4,200   Kimberly-Clark Corp. .......................................       199,374
----------------------------------------------------------------------------------------
                                                                                 657,203
----------------------------------------------------------------------------------------
PHARMACEUTICALS -- 9.7%
      7,200   Abbott Laboratories.........................................       288,000
      5,300   AmerisourceBergen Corp. ....................................       287,843
     11,840   Biogen, Inc.*...............................................       474,310
      9,190   Biovail Corp.*..............................................       242,708
      9,000   Celgene Corp.*..............................................       193,230
     25,250   Eli Lilly and Co. ..........................................     1,603,375
     13,860   Forest Laboratories, Inc.*..................................     1,361,329
      2,100   IDEC Pharmaceuticals Corp.*.................................        69,657
     42,500   Johnson & Johnson...........................................     2,282,675
     40,170   MedImmune, Inc.*............................................     1,091,419
     21,140   Mylan Laboratories Inc. ....................................       737,786

                       SEE NOTES TO FINANCIAL STATEMENTS.
 24

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
PHARMACEUTICALS -- 9.7% (CONTINUED)
    124,730   Pfizer Inc. ................................................  $  3,812,996
     43,420   Teva Pharmaceutical Industries Ltd., Sponsored ADR..........     1,676,446
----------------------------------------------------------------------------------------
                                                                              14,121,774
----------------------------------------------------------------------------------------
RECREATIONAL PRODUCTS -- 1.1%
     34,180   Harley-Davidson, Inc. ......................................     1,579,116
----------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT AND PRODUCTS -- 4.3%
     34,000   Advanced Micro Devices, Inc.*...............................       219,640
     87,910   Analog Devices, Inc.*.......................................     2,098,412
     11,410   ASML Holding N.V.*..........................................        95,388
      3,360   KLA-Tencor Corp.*...........................................       118,843
     18,470   Maxim Integrated Products Inc. .............................       610,249
     35,500   Microchip Technology Inc. ..................................       867,975
     34,270   Novellus Systems, Inc.*.....................................       962,302
      7,160   QLogic Corp.*...............................................       247,092
     25,470   STMicroelectronics N.V. ....................................       496,920
     47,061   Taiwan Semiconductor Manufacturing Co. Ltd.*................       331,780
     19,150   Texas Instruments Inc. .....................................       287,441
----------------------------------------------------------------------------------------
                                                                               6,336,042
----------------------------------------------------------------------------------------
SOFTWARE -- 7.7%
     41,280   BEA Systems, Inc.*..........................................       473,482
     21,790   Cadence Design Systems, Inc.*...............................       256,904
     10,370   Intuit Inc.*................................................       486,560
     15,080   Mercury Interactive Corp.*..................................       447,122
     56,110   Microsoft Corp.*............................................     2,900,887
    217,730   Oracle Corp.*...............................................     2,351,484
     82,730   PeopleSoft, Inc.*...........................................     1,513,959
     35,200   SAP AG, Sponsored ADR.......................................       686,400
     13,500   Software HOLDRs Trust.......................................       364,365
    116,590   VERITAS Software Corp.*.....................................     1,821,136
----------------------------------------------------------------------------------------
                                                                              11,302,299
----------------------------------------------------------------------------------------
SPECIALTY RETAIL -- 2.2%
      9,210   Blockbuster Inc., Class A Shares............................       112,823
     67,040   The Home Depot, Inc. .......................................     1,606,278
     12,180   Limited Brands Inc. ........................................       169,667
      7,360   Linens 'n Things, Inc.*.....................................       166,336
     19,490   Office Depot, Inc.*.........................................       287,672
     21,790   PETsMART, Inc.*.............................................       373,263
     19,000   Tiffany & Co. ..............................................       454,290
----------------------------------------------------------------------------------------
                                                                               3,170,329
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 0.5%
     50,420   American Tower Corp., Class A Shares*.......................  $    177,983
     13,460   RF Micro Devices, Inc.*.....................................        98,662
     21,443   Vodafone Group PLC, ADR.....................................       388,547
----------------------------------------------------------------------------------------
                                                                                 665,192
----------------------------------------------------------------------------------------
TEXTILES AND APPAREL -- 2.1%
      6,300   Abercrombie & Fitch Co., Class A Shares*....................       128,898
     28,540   Avon Products, Inc. ........................................     1,537,450
      8,370   The Gap, Inc. ..............................................       129,902
      4,240   NIKE, Inc., Class B Shares..................................       188,553
     15,470   Nordstrom, Inc. ............................................       293,466
     18,430   The Talbots, Inc. ..........................................       507,378
     13,200   The TJX Cos., Inc. .........................................       257,664
----------------------------------------------------------------------------------------
                                                                               3,043,311
----------------------------------------------------------------------------------------
TRANSPORTATION -- 0.3%
      7,120   Expeditors International of Washington, Inc. ...............       232,468
      7,320   Swift Transportation Co.*...................................       146,532
----------------------------------------------------------------------------------------
                                                                                 379,000
----------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $146,203,773)...................   138,908,793
----------------------------------------------------------------------------------------
FOREIGN STOCK -- 0.9%
----------------------------------------------------------------------------------------
FRANCE -- 0.3%
      8,700   Aventis S.A.................................................       472,607
----------------------------------------------------------------------------------------
GERMANY -- 0.5%
     22,800   Bayerische Motoren Werke (BMW) AG...........................       691,487
----------------------------------------------------------------------------------------
NORWAY -- 0.0%
      3,180   Tandberg ASA................................................        18,342
----------------------------------------------------------------------------------------
SWITZERLAND -- 0.1%
      5,000   Novartis AG.................................................       182,380
----------------------------------------------------------------------------------------
              TOTAL FOREIGN STOCK (Cost -- $1,589,814)....................     1,364,816
----------------------------------------------------------------------------------------

   FACE
  AMOUNT                               SECURITY                               VALUE
---------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 4.0%
$5,867,000   Federal Home Loan Discount Notes, zero coupon bond to yield
               0.760% due 1/2/03 (Cost -- $5,866,878)....................     5,866,878
---------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100% (Cost -- $153,660,465**)..........  $146,140,487
---------------------------------------------------------------------------------------

 * Non-income producing security.
 + Subsequent to the reporting period, on January 27, 2003, the company changed its name to Altria Group, Inc.
** Aggregate cost for Federal income tax purposes is $159,883,774.

   Abbreviation used in this schedule:
   ADR -- American Depository Receipt.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 26

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING(A)                                SECURITY                                    VALUE
----------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 93.5%
----------------------------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 0.5%
$  100,000   B            Alliant Techsystems Inc., Guaranteed Sr. Sub. Notes, 8.500% due
                            5/15/11........................................................    $   108,500
   132,000   B            Anteon Corp., Guaranteed Sr. Sub. Notes, 12.000% due 5/15/09.....        144,540
----------------------------------------------------------------------------------------------------------
                                                                                                   253,040
----------------------------------------------------------------------------------------------------------
AUTOMOTIVE -- 3.5%
    50,000   CCC+         Accuride Corp., Sr. Sub. Notes, Series B, 9.250% due 2/1/08......         30,250
   250,000   Ba2*         American Axle & Manufacturing Inc., Guaranteed Sr. Sub. Notes,
                            9.750% due 3/1/09..............................................        269,375
                          Arvin Industries, Inc.:
   100,000   BBB-           Notes, 7.125% due 3/15/09......................................        100,318
   100,000   BBB-           Sr. Notes, 6.750% due 3/15/08..................................         97,987
                          Collins & Aikman Products Corp.:
   150,000   B              Guaranteed Sr. Notes, 10.750% due 12/31/11.....................        143,625
    50,000   B              Guaranteed Sr. Sub. Notes, 11.500% due 4/15/06.................         42,250
                          Lear Corp., Guaranteed Sr. Notes, Series B:
   200,000   BB+            7.960% due 5/15/05.............................................        206,250
   525,000   BB+            8.110% due 5/15/09.............................................        557,812
   200,000   B            Stoneridge Inc., Guaranteed Sr. Notes, 11.500% due 5/1/12........        192,000
----------------------------------------------------------------------------------------------------------
                                                                                                 1,639,867
----------------------------------------------------------------------------------------------------------
BEVERAGE AND TOBACCO -- 1.0%
                          Constellation Brands, Inc., Guaranteed Sr. Notes, Series B:
    75,000   BB             8.000% due 2/15/08.............................................         79,125
    50,000   Ba3*           8.125% due 1/15/12.............................................         52,000
   200,000   B+           Cott Beverages Inc., Guaranteed Sr. Sub. Notes, 8.000% due
                            12/15/11.......................................................        213,000
   100,000   BB           DIMON Inc., Guaranteed Sr. Notes, Series B, 9.625% due
                            10/15/11.......................................................        106,250
----------------------------------------------------------------------------------------------------------
                                                                                                   450,375
----------------------------------------------------------------------------------------------------------
BROADCAST RADIO AND TELEVISION -- 3.3%
                          Chancellor Media Corp., Guaranteed Sr. Sub. Notes:
   250,000   BBB-           8.000% due 11/1/08.............................................        274,062
   475,000   BB+            Series B, 8.125% due 12/15/07..................................        497,027
   100,000   Ba3*         Lamar Media Corp, Sr. Sub. Notes, 7.250% due 1/1/13 (b)..........        102,125
   125,000   BBB-         Liberty Media Corp., Sr. Notes, 7.750% due 7/15/09...............        135,293
    50,000   B            LIN Television Corp., Guaranteed Sr. Notes, 8.000% due 1/15/08...         53,187
   350,000   NR           PanAmSat Corp., Guaranteed Sr. Notes, 8.500% due 2/1/12 (b)......        336,000
   125,000   B            Sinclair Broadcast Group, Guaranteed Sr. Sub. Notes, 8.750% due
                            12/15/11.......................................................        135,156
    50,000   CCC-         XM Satellite Radio Inc., Secured Notes, 14.000% due 3/15/10
                            (c)............................................................         34,250
----------------------------------------------------------------------------------------------------------
                                                                                                 1,567,100
----------------------------------------------------------------------------------------------------------
BUILDING AND DEVELOPMENT -- 2.0%
   100,000   B            American Builders & Contractors Supply Co., Guaranteed Sr. Sub.
                            Notes, Series B, 10.625% due 5/15/07...........................        103,500
   125,000   B            Associated Materials Inc., Guaranteed Sr. Sub. Notes, 9.750% due
                            4/15/12........................................................        132,500
   125,000   B-           Brand Services, Inc., Sr. Sub Notes, 12.000% due 10/15/12 (b)....        131,875
   150,000   B            Collins & Aikman Floorcovering Inc., Guaranteed Sr. Sub. Notes,
                            9.750% due 2/15/10.............................................        150,750

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING(A)                                SECURITY                                    VALUE
----------------------------------------------------------------------------------------------------------
BUILDING AND DEVELOPMENT -- 2.0% (CONTINUED)
$  225,000   B            NCI Building Systems, Inc., Sr. Sub. Notes, Series B, 9.250% due
                            5/1/09.........................................................    $   230,344
   150,000   B+           Nortek Inc., Sr. Notes, Series B, 9.125% due 9/1/07..............        154,500
    50,000   Ba3*         WCI Communities Inc., Guaranteed Sr. Sub. Notes, 10.625% due
                            2/15/11........................................................         48,500
----------------------------------------------------------------------------------------------------------
                                                                                                   951,969
----------------------------------------------------------------------------------------------------------
BUSINESS EQUIPMENT AND SERVICES -- 1.8%
   275,000   B-           Buhrmann U.S. Inc., Guaranteed Sr. Sub. Notes, 12.250% due
                            11/1/09........................................................        257,125
   125,000   B-           Global Imaging Systems Inc., Guaranteed Sr. Sub. Notes, 10.750%
                            due 2/15/07....................................................        125,625
    50,000   B+           Xerox Cap Europe PLC, Guaranteed Notes, 5.875% due 5/15/04.......         48,000
   450,000   B+           Xerox Corp., Sr. Notes, 9.750% due 1/15/09 (b)...................        434,250
----------------------------------------------------------------------------------------------------------
                                                                                                   865,000
----------------------------------------------------------------------------------------------------------
CABLE TELEVISION -- 4.2%
                          Charter Communications Holdings LLC, Sr. Discount Notes:
   450,000   CCC+           Step bond to yield 11.758% due 1/15/11.........................        119,250
   925,000   CCC+           Step bond to yield 10.959% due 4/1/11..........................        328,375
                          CSC Holdings Inc.:
   275,000   BB-            Sr. Notes, 7.875% due 12/15/07.................................        265,719
   250,000   B+             Sr. Sub. Debentures, 9.875% due 2/15/13........................        245,312
   500,000   B+           Echostar DBS Corp., Sr. Notes, 9.375% due 2/1/09.................        531,250
   175,000   BBB          Lenfest Communications Inc., Sr. Notes, 8.375% due 11/1/05.......        189,550
   225,000   B            Quebecor Media, Inc., Sr. Notes, 11.125% due 7/15/11.............        208,406
   350,000   D            NTL Communications Corp., Sr. Notes, Series B, 12.375% due
                            10/1/08 (d)....................................................         28,000
   675,000   D            NTL Inc., Sr. Notes, Series B, 9.750% due 4/1/08 (d).............         57,375
   125,000   NR           UIH Australia/Pacific Inc., Sr. Discount Notes, Series B, 14.000%
                            due 5/15/06 (d)................................................          6,875
----------------------------------------------------------------------------------------------------------
                                                                                                 1,980,112
----------------------------------------------------------------------------------------------------------
CHEMICALS AND PLASTICS -- 3.3%
   175,000   B            Compass Minerals Group Inc., Guaranteed Sr. Sub. Notes, 10.000%
                            due 8/15/11....................................................        192,500
   150,000   BB           Equistar Chemical, L.P., Guaranteed Sr. Notes, 10.125% due
                            9/1/08.........................................................        137,250
   125,000   BB+          FMC Corp., Secured Notes, 10.250% due 11/1/09 (b)................        135,625
                          Foamex L.P.:
   125,000   B              Guaranteed Sr. Notes, 10.750% due 4/1/09 (b)...................         88,125
                            Guaranteed Sr. Sub. Notes:
   100,000   B-                13.500% due 8/15/05.........................................         31,500
   100,000   B-                9.875% due 6/15/07..........................................         31,500
   125,000   B-           General Chemical Group, Sr. Sub. Notes, 10.625% due 5/1/09.......         79,375
   275,000   B-           Huntsman ICI Chemicals, Guaranteed Sr. Sub. Notes, 10.125% due
                            7/1/09.........................................................        229,625
                          Lyondell Chemical Co.:
   225,000   BB             Guaranteed Sr. Notes, 9.500% due 12/15/08......................        210,375
   250,000   B+             Guaranteed Sr. Sub. Notes, 10.875% due 5/1/09..................        215,000
   150,000   B            Salt Holdings Corp., Sr. Notes, step bond to yield 12.751% due
                            12/15/12 (b)...................................................         81,000
   150,000   CCC+         Texas Petrochemical Corp., Sr. Sub. Notes, 11.125% due 7/1/06....         98,250
----------------------------------------------------------------------------------------------------------
                                                                                                 1,530,125
----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 28

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING(A)                                SECURITY                                    VALUE
----------------------------------------------------------------------------------------------------------
CLOTHING AND TEXTILES -- 1.8%
$  175,000   B3*          GFSI Inc., Sr. Sub. Notes, Series B, 9.625% due 3/1/07...........    $   140,875
    50,000   NR           Glenoit Corp., Guaranteed Notes, 11.000% due 4/15/07 (d).........          1,000
   250,000   BB-          Levi Strauss & Co., Sr. Notes, 11.625% due 1/15/08...............        245,625
   200,000   BB           Russell Corp., Guaranteed Sr. Notes, 9.250% due 5/1/10...........        215,000
   200,000   B            William Carter Co., Guaranteed Sr. Sub. Notes, Series B, 10.875%
                            due 8/15/11....................................................        219,000
----------------------------------------------------------------------------------------------------------
                                                                                                   821,500
----------------------------------------------------------------------------------------------------------
CONGLOMERATES -- 0.5%
   300,000   B-           Eagle Picher Industries Inc., Guaranteed Sr. Sub. Notes, 9.375%
                            due 3/1/08.....................................................        213,000
----------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS -- 6.2%
   200,000   Baa1*        Albecca, Inc., Guaranteed Sr. Sub. Notes, 10.750% due 8/15/08....        216,000
   125,000   B-           Alltrista Corp., Sr. Sub. Notes, 9.750% due 5/1/12...............        128,125
   250,000   B+           American Achievement Corp., Guaranteed Sr. Notes, Series B,
                            11.625% due 1/1/07.............................................        266,562
   175,000   BB+          American Greetings Corp., Sr. Sub. Notes, 11.750% due 7/15/08....        192,500
   225,000   B            Amscan Holdings, Inc., Sr. Sub. Notes, 9.875% due 12/15/07.......        208,125
   175,000   B2*          Armkel LLC, Sr. Sub. Notes, 9.500% due 8/15/09...................        190,750
   175,000   B2*          Chattem Inc., Guaranteed Sr. Sub. Notes, Series B, 8.875% due
                            4/1/08.........................................................        181,125
    50,000   D            Diamond Brand Operating Corp., Guaranteed Sr. Sub. Notes, 10.125%
                            due 4/15/08 (d)................................................            500
   100,000   B-           Icon Health & Fitness Inc., Guaranteed Sr. Sub. Notes, 11.250%
                            due 4/1/12.....................................................         87,500
   200,000   B            Jostens Inc., Sr. Sub. Notes, 12.750% due 5/1/10 (c).............        228,000
    50,000   B+           NBTY Inc., Sr. Sub. Notes, Series B, 8.625% due 9/15/07..........         51,000
   200,000   B-           PCA LLC, Sr. Notes, 11.875% due 8/1/09 (b).......................        204,000
   200,000   B            Playtex Products Inc., Guaranteed Sr. Sub. Notes, 9.375% due
                            6/1/11.........................................................        222,000
   175,000   B-           Sealy Mattress Co., Sr. Sub. Notes, Series B, 9.875% due
                            12/15/07.......................................................        168,875
   150,000   B-           True Temper Sports Inc., Sr. Sub. Notes, Series B, 10.875% due
                            12/1/08........................................................        155,250
   250,000   B3*          United Industries Corp., Sr. Sub. Notes, Series B, 9.875% due
                            4/1/09.........................................................        255,000
   150,000   B-           Volume Service America Inc., Guaranteed Sr. Sub. Notes, 11.250%
                            due 3/1/09.....................................................        143,250
----------------------------------------------------------------------------------------------------------
                                                                                                 2,898,562
----------------------------------------------------------------------------------------------------------
CONTAINERS AND GLASS PRODUCTS -- 3.8%
   150,000   B-           Berry Plastics, Guaranteed Sr. Sub. Notes, 10.750% due 7/15/12...        160,500
                          Graham Packaging, Guaranteed Sr. Sub. Notes, Series B:
   175,000   CCC+           5.545% due 1/15/08 (b).........................................        148,750
   100,000   CCC+           8.750% due 1/15/08 (b).........................................         98,625
   200,000   B+           Greif Bros. Corp., Guaranteed Sr. Sub. Notes, 8.875% due
                            8/1/12.........................................................        213,000
                          Owens Illinois Inc., Sr. Notes:
   300,000   B+             7.850% due 5/15/04.............................................        297,750
   250,000   B+             8.100% due 5/15/07.............................................        242,500
    75,000   B+           Plastipak Holdings, Inc., Guaranteed Sr. Notes, 10.750% due
                            9/1/11.........................................................         79,219
                          Pliant Corp., Sr. Sub. Notes:
   150,000   B-             13.000% due 6/1/10.............................................        138,375
   150,000   B-             13.000% due 6/1/10 (c).........................................        138,000
    14,622   NR           Russell-Stanley Holdings Inc., Sr. Sub. Notes, 9.000% due
                            11/30/08 (b)...................................................              1

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING(A)                                SECURITY                                    VALUE
----------------------------------------------------------------------------------------------------------
CONTAINERS AND GLASS PRODUCTS -- 3.8% (CONTINUED)
                          Tekni-Plex Inc.:
$  225,000   B-             Guaranteed Sr. Sub. Notes, Series B, 12.750% due 6/15/10.......    $   211,500
    75,000   B-             Sr. Sub. Notes, 12.750% due 6/15/10 (b)........................         70,500
----------------------------------------------------------------------------------------------------------
                                                                                                 1,798,720
----------------------------------------------------------------------------------------------------------
ECOLOGICAL SERVICE AND EQUIPMENT -- 2.9%
                          Allied Waste North America Inc., Series B:
                            Guaranteed Sr. Notes:
   700,000   BB-               7.625% due 1/1/06...........................................        700,000
    50,000   BB-               7.875% due 1/1/09...........................................         49,500
   425,000   B+             Guaranteed Sr. Sub. Notes, 10.000% due 8/1/09..................        423,937
   175,000   B            Synagro Technologies Inc., Sr. Sub. Notes, 9.500% due 4/1/09.....        183,312
----------------------------------------------------------------------------------------------------------
                                                                                                 1,356,749
----------------------------------------------------------------------------------------------------------
ELECTRONICS -- 1.3%
   200,000   B            Fairchild Semiconductor Corp., Guaranteed Sr. Notes, 10.375% due
                            10/1/07........................................................        211,000
   200,000   Ba2*         Ingram Micro Inc., Sr. Sub. Notes, 9.875% due 8/15/08............        212,000
   175,000   BB+          Seagate Technology HDD Holdings, Sr. Notes, 8.000% due 5/15/09
                            (b)............................................................        182,000
----------------------------------------------------------------------------------------------------------
                                                                                                   605,000
----------------------------------------------------------------------------------------------------------
FOOD PRODUCTS -- 2.9%
   200,000   B-           AgriLink Foods Inc., Guaranteed Sr. Sub. Notes, 11.875% due
                            11/1/08........................................................        215,500
   200,000   B            American Seafood Group LLC, Guaranteed Sr. Sub. Notes, 10.125%
                            due 4/15/10....................................................        205,000
   100,000   B-           B&G Foods, Inc., Guaranteed Sr. Sub. Notes, Series D, 9.625% due
                            8/1/07.........................................................        103,375
   300,000   B3*          Eagle Family Foods Holdings, Inc., Sr. Sub. Notes, Series B,
                            8.750% due 1/15/08.............................................        205,500
   100,000   B+           Land O' Lakes, Inc., Sr. Notes, 8.750% due 11/15/11..............         56,000
   175,000   B2*          Michael Foods, Inc., Sr. Sub. Notes, Series B, 11.750% due
                            4/1/11.........................................................        196,875
   150,000   CCC-         New World Pasta Co., Guaranteed Sr. Sub. Notes, 9.250% due
                            2/15/09........................................................         82,500
    50,000   BB-          Pilgrim's Pride Corp., Guaranteed Sr. Notes, 9.625% due
                            9/15/11........................................................         46,750
   100,000   BB+          Smithfield Foods Inc., Sr. Notes, Series B, 8.000% due
                            10/15/09.......................................................        102,500
   125,000   B            Smurfit-Stone Container Corp., Sr. Notes, 8.250% due 10/1/12
                            (b)............................................................        128,125
----------------------------------------------------------------------------------------------------------
                                                                                                 1,342,125
----------------------------------------------------------------------------------------------------------
FOOD SERVICES -- 0.9%
   150,000   CCC+         Advantica Restaurant Group, Inc., Sr. Notes, 11.125% due
                            1/15/08........................................................        114,750
   150,000   B            Buffets Inc., Sr. Sub. Notes, 11.250% due 7/15/10 (b)............        142,500
   200,000   B-           Carrols Corp., Guaranteed Sr. Sub. Notes, 9.500% due 12/1/08.....        175,000
----------------------------------------------------------------------------------------------------------
                                                                                                   432,250
----------------------------------------------------------------------------------------------------------
FOREST PRODUCTS AND PAPER -- 3.1%
                          Georgia Pacific Corp., Notes:
   425,000   BB+            7.500% due 5/15/06.............................................        405,875
   300,000   BB+            8.125% due 5/15/11.............................................        286,500
                          MDP Acquisitions PLC:
   100,000   B              15.500% due 10/1/13 (b)........................................        106,500
   150,000   B              Sr. Notes, 9.625% due 10/1/12 (b)..............................        156,750

                       SEE NOTES TO FINANCIAL STATEMENTS.
 30

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING(A)                                SECURITY                                    VALUE
----------------------------------------------------------------------------------------------------------
FOREST PRODUCTS AND PAPER -- 3.1% (CONTINUED)
                          Riverwood International Co.:
$  175,000   B3*            Guaranteed Sr. Notes, 10.625% due 8/1/07.......................    $   182,000
   125,000   CCC+           Guaranteed Sr. Sub Notes, 10.875% due 4/1/08...................        126,250
   175,000   B            Stone Container Corp., Sr. Notes, 9.750% due 2/1/11..............        188,125
----------------------------------------------------------------------------------------------------------
                                                                                                 1,452,000
----------------------------------------------------------------------------------------------------------
GAMING -- 7.4%
                          Boyd Gaming Corp., Sr. Sub Notes:
   150,000   B+             8.750% due 4/15/12.............................................        156,750
   125,000   B+             7.750% due 12/15/12 (b)........................................        122,969
   150,000   B            Coast Hotels & Casino, Inc., Guaranteed Sr. Sub. Notes, 9.500%
                            due 4/1/09.....................................................        161,250
   125,000   B-           Hard Rock Hotel, Inc., Sr. Sub Notes, Series B, 9.250% due
                            4/1/05.........................................................        126,875
   300,000   BB+          Harrah's Operating Co., Inc., Sr. Sub. Notes, 7.875% due
                            12/15/05.......................................................        318,750
   150,000   B            Isle of Capri Casinos, Inc., Sr. Sub. Notes, 9.000% due
                            3/15/12........................................................        156,750
                          Mandalay Resort Group:
    50,000   BB+            Sr. Notes, 9.500% due 8/1/08...................................         55,625
   400,000   BB-            Sr. Sub. Notes, Series B, 10.250% due 8/1/07...................        441,000
                          MGM MIRAGE:
   150,000   BBB-           Guaranteed Sr. Notes, 8.500% due 9/15/10.......................        166,035
                            Guaranteed Sr. Sub. Notes:
   350,000   BB+               9.750% due 6/1/07...........................................        388,500
    50,000   BB+               8.375% due 2/1/11...........................................         54,125
   100,000   BB-          Mohegan Tribal Gaming, Sr. Sub. Notes, 8.000% due 4/1/12.........        104,750
                          Park Place Entertainment Corp., Sr. Sub. Notes:
   275,000   BB+            7.875% due 3/15/10.............................................        281,187
   275,000   BB+            8.125% due 5/15/11.............................................        286,687
   125,000   B-           Penn National Gaming, Inc., Guaranteed Sr. Sub. Notes, Series B,
                            11.125% due 3/1/08.............................................        137,500
   150,000   B+           Sun International Hotels Ltd., Guaranteed Sr. Sub. Notes, 8.875%
                            due 8/15/11....................................................        153,750
   200,000   NR           Venetian Casino Resort LLC/Las Vegas Sands Inc., Second Mortgage,
                            11.000% due 6/15/10 (b)........................................        210,000
   125,000   B3*          Wynn Las Vegas LLC/Corp., Second Mortgage, 12.000% due 11/1/10...        126,875
----------------------------------------------------------------------------------------------------------
                                                                                                 3,449,378
----------------------------------------------------------------------------------------------------------
HEALTHCARE SERVICES -- 7.6%
   200,000   B            Advanced Medical Optics Inc., Sr. Sub. Notes, 9.250% due
                            7/15/10........................................................        207,000
   200,000   B+           Alaris Medical Systems Inc., Secured Notes, Series B, 11.625% due
                            12/1/06........................................................        226,750
   250,000   B-           Alliance Imaging, Inc., Sr. Sub. Notes, 10.375% due 4/15/11......        245,000
   125,000   B-           Extendicare Health Services Inc., Sr. Notes, 9.500% due 7/1/10
                            (b)............................................................        121,875
                          Fisher Scientific International, Inc., Sr. Sub. Notes:
   200,000   B              9.000% due 2/1/08..............................................        209,500
   100,000   B              9.000% due 2/1/08..............................................        104,750
                          Hanger Orthopedic Group:
    50,000   B2*            Guaranteed Sr. Sub. Notes, 10.375% due 2/15/09.................         52,000
   275,000   B3*            Sr. Sub. Notes, 11.250% due 6/15/09............................        284,625
                          HCA Inc., Notes:
   350,000   BBB-           6.910% due 6/15/05.............................................        367,971
   375,000   BBB-           8.750% due 9/1/10..............................................        432,203

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING(A)                                SECURITY                                    VALUE
----------------------------------------------------------------------------------------------------------
HEALTHCARE SERVICES -- 7.6% (CONTINUED)
$  325,000   B-           Kinetic Concepts, Inc., Guaranteed Sr. Sub. Notes, Series B,
                            9.625% due 11/1/07.............................................    $   338,000
                          Magellan Health Services, Inc.:
   100,000   CCC            Sr. Notes, 9.375% due 11/15/07 (b).............................         79,500
   150,000   Ca*            Sr. Sub. Notes, 9.000% due 2/15/08.............................         38,625
   200,000   BBB          Manor Care Inc., Guaranteed Sr. Notes, 8.000% due 3/1/08.........        212,000
   100,000   B            Sybron Dental Specialties, Inc., Guaranteed Sr. Sub. Notes,
                            8.125% due 6/15/12.............................................        101,500
                          Tenet Healthcare Corp,. Sr. Notes:
   100,000   BBB-           5.375% due 11/15/06............................................         91,593
    50,000   BBB-           6.375% due 12/1/11.............................................         45,088
    75,000   B1*          Triad Hospitals, Inc., Guaranteed Sr. Notes, Series B, 8.750% due
                            5/1/09.........................................................         80,719
   100,000   B+           US Oncology, Inc., Guaranteed Sr. Sub. Notes, 9.625% due
                            2/1/12.........................................................        102,000
   225,000   B-           Vanguard Health Systems, Inc., Guaranteed Sr. Sub. Notes, 9.750%
                            due 8/1/11.....................................................        216,000
----------------------------------------------------------------------------------------------------------
                                                                                                 3,556,699
----------------------------------------------------------------------------------------------------------
INDUSTRIAL PRODUCTS AND EQUIPMENT -- 3.8%
   145,000   BB-          Amphenol Corp., Sr. Sub. Notes, 9.875% due 5/15/07...............        151,888
   200,000   B            Cabot Safety Corp., Sr. Sub. Notes, 12.500% due 7/15/05..........        203,000
   225,000   B            Euramax International PLC, Sr. Sub. Notes, 11.250% due 10/1/06...        233,438
   200,000   CCC+         Hexcel Corp., Sr. Sub. Notes, 9.750% due 1/15/09.................        170,000
   150,000   B2*          MMI Products, Inc., Sr. Sub. Notes, Series B, 11.250% due
                            4/15/07........................................................        138,938
   100,000   CCC          Neenah Corp., Sr. Sub. Notes, Series B, 11.125% due 5/1/07.......         32,000
   200,000   B-           Rexnord Corp., Sr. Sub. Notes, 10.125% due 12/15/12 (b)..........        206,000
   375,000   BBB-         Tyco International Group S.A., Guaranteed Sub. Notes, 5.800% due
                            8/1/06.........................................................        354,710
   143,000   B            Unifrax Investment Corp., Sr. Notes, 10.500% due 11/1/03.........        143,894
   200,000   B            Wesco Distribution Inc., Guaranteed Sr. Sub. Notes, 9.125% due
                            6/1/08.........................................................        161,000
----------------------------------------------------------------------------------------------------------
                                                                                                 1,794,868
----------------------------------------------------------------------------------------------------------
LEISURE AND ENTERTAINMENT -- 3.0%
   250,000   CCC+         AMC Entertainment Inc., Sr. Sub. Notes, 9.875% due 2/1/12........        247,500
   150,000   B3*          AMF Bowling Worldwide Inc., Sr. Sub. Notes, 13.000% due 9/1/08
                            (c)............................................................        152,250
                          Intrawest Corp., Sr. Notes:
    75,000   B+             10.500% due 2/1/10.............................................         79,125
   100,000   B+             10.500% due 2/1/10 (b).........................................        105,500
   650,000   B            Premier Parks Inc., Sr. Discount Notes, step bond to yield
                            10.159% due 4/1/08.............................................        632,125
   200,000   B            Regal Cinemas, Inc., Guaranteed Sr. Sub. Notes, Series B, 9.375%
                            due 2/1/12.....................................................        214,000
----------------------------------------------------------------------------------------------------------
                                                                                                 1,430,500
----------------------------------------------------------------------------------------------------------
MACHINERY AND EQUIPMENT -- 2.0%
   175,000   BB           AGCO Corp., Guaranteed Sr. Notes, 9.500% due 5/1/08..............        189,875
   100,000   BB+          Briggs & Stratton Corp., Guaranteed Sr. Notes, 8.875% due
                            3/15/11........................................................        108,250
   150,000   NR           Clark Material Handling Co., Guaranteed Sr. Notes, Series D,
                            10.750% due 11/15/06 (d).......................................            765
   225,000   CCC+         Columbus McKinnon Corp., Guaranteed Sr. Sub. Notes, 8.500% due
                            4/1/08.........................................................        163,125

                       SEE NOTES TO FINANCIAL STATEMENTS.
 32

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING(A)                                SECURITY                                    VALUE
----------------------------------------------------------------------------------------------------------
MACHINERY AND EQUIPMENT -- 2.0% (CONTINUED)
                          United Rentals Inc., Series B:
$  375,000   BB-            Guaranteed Sr. Notes, 10.750% due 4/15/08......................    $   375,000
   150,000   B+             Guaranteed Sr. Sub. Notes, 9.000% due 4/1/09...................        120,375
----------------------------------------------------------------------------------------------------------
                                                                                                   957,390
----------------------------------------------------------------------------------------------------------
MOTELS, HOTELS AND INNS -- 4.9%
   125,000   B1*          Courtyard by Marriott, Sr. Secured Notes, Series B, 10.750% due
                            2/1/08.........................................................        127,969
                          FelCor Lodging Trust Inc., Guaranteed Sr. Notes:
   100,000   BB-            9.500% due 9/15/08.............................................        102,500
    50,000   BB-            8.500% due 6/1/11..............................................         49,500
   225,000   B2*          Florida Panthers Holdings, Guaranteed Sr. Sub. Notes, 9.875% due
                            4/15/09........................................................        235,125
                          Hilton Hotels Corp., Notes:
   300,000   BBB-           8.250% due 2/15/11.............................................        314,281
    50,000   BBB-           7.625% due 12/1/12.............................................         50,580
                          HMH Properties, Inc.:
   250,000   BB-            Guaranteed Sr. Notes, Series B, 7.875% due 8/1/08..............        243,750
   200,000   BB-            Sr. Notes, Series C, 8.450% due 12/1/08........................        198,500
   200,000   BBB-         ITT Corp., Notes, 6.750% due 11/15/05............................        200,155
                          MeriStar Hospitality Corp.:
   125,000   B1*            Guaranteed Sr. Notes, 9.125% due 1/15/11.......................         45,875
    50,000   B1*            Sr. Notes, 10.500% due 6/15/09.................................        109,375
   150,000   B+           RFS Partnership L.P., Guaranteed Notes, 9.750% due 3/1/12........        153,938
                          Starwood Hotels & Resorts Worldwide, Inc.
   350,000   BBB-           7.375% due 5/1/07 (b)..........................................        345,625
   100,000   BBB-           7.875% due 5/1/12 (b)..........................................         99,500
----------------------------------------------------------------------------------------------------------
                                                                                                 2,276,673
----------------------------------------------------------------------------------------------------------
OIL AND GAS -- 3.4%
   125,000   B            Compton Petroleum Corp., Sr. Notes, 9.900% due 5/15/09...........        130,625
   200,000   CCC+         Continental Resources, Inc., Guaranteed Sr. Sub. Notes, 10.250%
                            due 8/1/08.....................................................        179,000
   150,000   B            Dresser Inc., Guaranteed Sr. Sub. Notes, 9.375% due 4/15/11......        151,500
   200,000   BB           Forest Oil Corp., Sr. Notes, 8.000% due 6/15/08..................        212,000
    75,000   BB-          Grant Prideco, Inc., Sr. Notes, 9.000% due 12/15/09 (b)..........         78,375
   150,000   B            Lone Star Technologies, Inc., Guaranteed Sr. Sub. Notes, Series
                            B, 9.000% due 6/1/11...........................................        138,750
    75,000   B+           Magnum Hunter Resources, Inc., Guaranteed Sr. Notes, 9.600% due
                            3/15/12........................................................         80,062
   150,000   BB-          Petroleum Helicopters Inc., Guaranteed Sr. Notes, Series B,
                            9.375% due 5/1/09..............................................        158,438
   125,000   BB           Pogo Producing Co., Sr. Sub. Notes, Series B, 10.375% due
                            2/15/09........................................................        136,094
   150,000   B            Swift Energy Co., Sr. Sub. Notes, 9.375% due 5/1/12..............        146,250
   250,000   B            Tesoro Petroleum Corp., Guaranteed Sr. Sub. Notes, Series B,
                            9.625% due 11/1/08.............................................        171,250
----------------------------------------------------------------------------------------------------------
                                                                                                 1,582,344
----------------------------------------------------------------------------------------------------------
PRINTING AND PUBLISHING -- 4.2%
   175,000   CCC+         Advanstar Communications Inc., Guaranteed Sr. Sub. Notes, Series
                            B,
                            12.000% due 2/15/11............................................        137,594
    75,000   NR           Advanstar Inc., Guaranteed Sr. Sub. Notes, Series B, step bond to yield
                            14.993% due 10/15/11 (c).......................................         24,656

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING(A)                                SECURITY                                    VALUE
----------------------------------------------------------------------------------------------------------
PRINTING AND PUBLISHING -- 4.2% (CONTINUED)
$  175,000   B2*          American Media Operations Inc., Guaranteed Notes, Series B,
                            10.250% due 5/1/09.............................................    $   182,000
   125,000   B2*          Block Communications Inc., 9.250% due 4/15/09....................        129,687
   325,000   B            Dex Media East, LLC, Sr. Sub. Notes, 12.125% due 11/15/12 (b)....        361,562
   175,000   B            Hollinger International Publishing Inc., Guaranteed Sr. Sub.
                            Notes, 9.250% due 3/15/07......................................        183,530
    50,000   B            K-III Communications Corp., Guaranteed Sub. Notes, Series B,
                            8.500% due 2/1/06..............................................         47,062
   175,000   B+           R. H. Donnelley Corp., Sr. Sub. Notes, 10.875% due 12/15/12
                            (b)............................................................        191,625
                          Vertis, Inc.:
   250,000   B2*            Guaranteed Sr. Notes, Series B, 10.875% due 6/15/09............        261,250
    50,000   B-             Sr. Notes, 10.875% due 6/15/09 (b).............................         52,250
    50,000   B            Von Hoffman Corp., Guaranteed Sr. Notes, 10.250% due 3/15/09.....         47,000
                          Yell Finance B.V.:
   275,000   B              Sr. Discount Notes, step bond to yield 13.494% due 8/1/11......        195,250
   150,000   B              Sr. Notes, 10.750% due 8/1/11..................................        165,750
----------------------------------------------------------------------------------------------------------
                                                                                                 1,979,216
----------------------------------------------------------------------------------------------------------
RETAIL -- 1.8%
    75,000   B            Advance Stores Co., Inc., Guaranteed Sr. Sub. Notes, 10.125% due
                            4/15/08........................................................         79,875
   100,000   B+           Mothers Work, Inc., Guaranteed Sr. Notes, 11.250% due 8/1/10.....        107,000
                          J.C. Penney Co., Inc., Notes:
   125,000   BBB-           7.600% due 4/1/07..............................................        127,188
   276,000   BBB-           9.000% due 8/1/12 (b)..........................................        282,900
   150,000   Ba1*         Michaels Stores Inc., Sr. Notes, 9.250% due 7/1/09...............        159,000
   100,000   B            United Auto Group Inc., Sr. Sub. Notes, 9.625% due 3/15/12 (b)...         97,500
----------------------------------------------------------------------------------------------------------
                                                                                                   853,463
----------------------------------------------------------------------------------------------------------
SERVICES -- 0.9%
   150,000   B            Brickman Group, Ltd., Sr. Sub Notes, 11.750% due 12/15/09 (b)....        157,500
   100,000   B            Coinmach Corp., Sr. Notes, 9.000% due 2/1/10.....................        105,375
   175,000   CCC          SITEL Corp., Guaranteed Sr. Sub. Notes, 9.250% due 3/15/06.......        161,875
----------------------------------------------------------------------------------------------------------
                                                                                                   424,750
----------------------------------------------------------------------------------------------------------
STEEL -- 0.3%
   150,000   NR           Republic Technologies Inc., Guaranteed Sr. Notes, 13.750% due
                            7/15/09 (d)....................................................          5,250
   125,000   B+           Ryerson Tull Inc., Notes, 9.125% due 7/15/06.....................        118,146
----------------------------------------------------------------------------------------------------------
                                                                                                   123,396
----------------------------------------------------------------------------------------------------------
SURFACE TRANSPORTATION -- 1.4%
   250,000   CCC+         Allied Holdings Inc., Guaranteed Sr. Notes, Series B, 8.625% due
                            10/1/07........................................................        191,875
   100,000   C*           Holt Group, Guaranteed Sub. Notes, 9.750% due 1/15/06 (d)........          3,625
                          Stena AB, Sr. Notes:
   150,000   BB-            10.500% due 12/15/05...........................................        154,875
   150,000   BB-            8.750% due 6/15/07.............................................        150,938
   150,000   BB-            9.625% due 12/1/12 (b).........................................        155,625
----------------------------------------------------------------------------------------------------------
                                                                                                   656,938
----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 34

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING(A)                                SECURITY                                    VALUE
----------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS AND CELLULAR -- 5.0%
$  225,000   Caa2*        AirGate PCS Inc., Sr. Sub. Notes, step bond to yield 15.246% due
                            10/1/09........................................................    $    25,875
   375,000   CCC-         Alamosa Holdings Inc., Guaranteed Sr. Discount Notes, step bond to yield
                            13.979% due 2/15/10............................................         69,375
   200,000   BBB          AT&T Wireless Services Inc., Sr. Notes, 7.875% due 3/1/11........        201,359
   350,000   NR           Global Crossing Holdings Ltd., Guaranteed Notes, 9.500% due
                            11/15/09 (d)...................................................         12,250
   125,000   C*           Horizon PCS Inc., Sr. Notes, 13.750% due 6/15/11.................         24,375
   125,000   Caa3*        Millicom International Cellular S.A., Sr. Discount Notes, step
                            bond to yield 13.569% due 6/1/06...............................         61,875
                          Nextel Communications Inc.:
                            Sr. Discount Notes:
   250,000   B                Step bond to yield 10.770% due 9/15/07.......................        240,000
   375,000   B                Step bond to yield 9.777% due 2/15/08........................        345,000
   700,000   B              Sr. Notes, 9.375% due 11/15/09.................................        637,000
    80,000   CCC+         Nextel Partners, Inc., Sr. Discount Notes, step bond to yield
                            13.967% due 2/1/09.............................................         60,400
   150,000   BB-          Rogers Wireless Communication Inc., Sr. Sub. Notes, 8.800% due
                            10/1/07........................................................        126,750
   250,000   BBB          Telecorp PCS, Inc., Guaranteed Sr. Sub. Notes, step bond to yield
                            11.014% due 4/15/09............................................        236,875
   125,000   B-           Triton PCS Inc., Guaranteed Sr. Sub. Discount Notes, step bond to
                            yield 15.326% due 5/1/08.......................................        104,688
   244,000   BBB+         VoiceStream Wireless Corp., Sr. Discount Notes, step bond to yield
                            11.358% due 11/15/09...........................................        208,620
----------------------------------------------------------------------------------------------------------
                                                                                                 2,354,442
----------------------------------------------------------------------------------------------------------
UTILITIES -- 4.8%
   278,444   BB           Caithness Coso Fund Corp., Secured Notes, Series B, 9.050% due
                            12/15/09.......................................................        274,268
   400,000   B+           Calpine Canada Energy Finance LLC, Guaranteed Sr. Notes, 8.500%
                            due 5/1/08.....................................................        176,000
   725,000   B+           Calpine Corp., Sr. Notes, 8.500% due 2/15/11.....................        319,000
                          CMS Energy Corp., Sr. Notes:
   200,000   B+             8.900% due 7/15/08.............................................        178,223
   150,000   B+             7.500% due 1/15/09.............................................        127,676
   175,000   B3*            8.500% due 4/15/11.............................................        152,507
    50,000   BBB-         El Paso Electric Co., First Mortgage, Series E, 9.400% due
                            5/1/11.........................................................         50,338
   125,000   BB-          El Paso Energy Partners, L.P., Sr. Sub. Notes, 10.625% due
                            12/1/12 (b)....................................................        128,438
   100,000   B            Illinois Power Corp., First Mortgage, 11.500% due 12/15/10 (b)...         97,000
                          PSEG Energy Holdings, Sr. Notes:
   225,000   BBB-           8.625% due 2/15/08.............................................        188,095
   200,000   BBB-           10.000% due 10/1/09............................................        170,235
                          The Williams Cos., Inc., Notes:
   200,000   B              6.500%, due 8/1/06.............................................        140,000
    75,000   B              7.625% due 7/15/19.............................................         47,625
   300,000   B              7.875% due 9/1/21..............................................        190,500
----------------------------------------------------------------------------------------------------------
                                                                                                 2,239,905
----------------------------------------------------------------------------------------------------------
                          TOTAL CORPORATE BONDS AND NOTES (Cost -- $47,944,787)............     43,837,456
----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                         FEDERATED HIGH YIELD PORTFOLIO

  SHARES                                              SECURITY                                    VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCK (e) -- 0.0%
----------------------------------------------------------------------------------------------------------
CONTAINER AND GLASS PRODUCTS -- 0.0%
     2,000                Russell-Stanley Holdings, Inc. ..................................    $        20
----------------------------------------------------------------------------------------------------------
LEISURE AND ENTERTAINMENT -- 0.0%
       392                AMF Bowling Worldwide, Inc. .....................................          7,354
----------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS AND CELLULAR -- 0.0%
     5,773                Call-Net Enterprises, Inc., Class B Shares.......................          3,579
     1,076                Viatel Holding Bermuda Ltd. .....................................            549
----------------------------------------------------------------------------------------------------------
                                                                                                     4,128
----------------------------------------------------------------------------------------------------------
                          TOTAL COMMON STOCK (Cost -- $444,533)............................         11,502
----------------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 1.0%
----------------------------------------------------------------------------------------------------------
BROADCAST RADIO AND TELEVISION -- 0.2%
     1,000                Sinclair Capital, 11.625%........................................        106,250
----------------------------------------------------------------------------------------------------------
PRINTING AND PUBLISHING -- 0.8%
                          PRIMEDIA Inc.:
     4,250                  Series F, 9.200%...............................................        266,688
     1,500                  Series H, 8.625%...............................................         92,625
----------------------------------------------------------------------------------------------------------
                                                                                                   359,313
----------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS AND CELLULAR -- 0.0%
     1,878                McLeodUSA Inc., Series A, 2.500%.................................          7,700
----------------------------------------------------------------------------------------------------------
                          TOTAL PREFERRED STOCK (Cost -- $1,138,405).......................        473,263
----------------------------------------------------------------------------------------------------------
 WARRANTS                                             SECURITY                                    VALUE
----------------------------------------------------------------------------------------------------------
WARRANTS (E) -- 0.1%
----------------------------------------------------------------------------------------------------------
BROADCAST RADIO AND TELEVISION -- 0.0%
     2,035                Loral Space & Communications Ltd., Expire 12/26/06...............            204
       125                XM Satellite Radio Holdings Inc., Expire 3/15/10.................            125
----------------------------------------------------------------------------------------------------------
                                                                                                       329
----------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS -- 0.0%
       200                Jostens Inc., Expire 5/1/10 (b)..................................          6,800
   175,000                Pillowtex Corp., Expire 11/24/09.................................              0
----------------------------------------------------------------------------------------------------------
                                                                                                     6,800
----------------------------------------------------------------------------------------------------------
CONTAINER AND GLASS PRODUCTS -- 0.0%
       100                Pliant Corp., Expire 6/1/10 (b)..................................            113
----------------------------------------------------------------------------------------------------------
LEISURE AND ENTERTAINMENT -- 0.1%
                          AMF Bowling Worldwide, Inc.:
       923                  Series A, Expire 3/9/09........................................          5,538
       901                  Series B, Expire 3/9/09........................................          2,703
----------------------------------------------------------------------------------------------------------
                                                                                                     8,241
----------------------------------------------------------------------------------------------------------
PRINTING AND PUBLISHING -- 0.0%
        75                Advanstar Holdings Corp., Expire 10/15/11........................              1
----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 36

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                         FEDERATED HIGH YIELD PORTFOLIO

 WARRANTS                                           SECURITY                                    VALUE
--------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS AND CELLULAR -- 0.0%
     4,162              McLeodUSA Inc., Expire 4/16/07...................................    $     1,457
--------------------------------------------------------------------------------------------------------
                        TOTAL WARRANTS (Cost -- $218,427)................................         16,941
--------------------------------------------------------------------------------------------------------
   FACE
  AMOUNT                                            SECURITY                                    VALUE
--------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 5.4%
$2,539,000       State Street Bank and Trust Co., 1.050% due 1/2/03; Proceeds at
                   maturity -- $2,539,148; (Fully collateralized by U.S. Treasury Notes,
                  4.875% due 2/15/12; Market value -- $2,594,156) (Cost -- $2,539,000)...      2,539,000
--------------------------------------------------------------------------------------------------------
                 TOTAL INVESTMENTS -- 100% (Cost -- $52,285,152**).......................    $46,878,162
--------------------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c)  Security has been issued with attached warrants.
(d)  Security is currently in default.
(e)  Non-income producing security.
** Aggregate cost for Federal income tax purposes is $52,375,361.
     See page 50 for definitions of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                           FEDERATED STOCK PORTFOLIO

 SHARES                              SECURITY                               VALUE
------------------------------------------------------------------------------------
COMMON STOCK -- 96.6%
------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 2.4%
   6,718   Northrop Grumman Corp. .....................................  $   651,626
------------------------------------------------------------------------------------
AUTO COMPONENTS -- 1.6%
   5,400   Johnson Controls, Inc. .....................................      432,918
------------------------------------------------------------------------------------
AUTOMOBILES -- 1.1%
  14,457   Ford Motor Co. .............................................      134,450
   4,490   General Motors Corp. .......................................      165,501
------------------------------------------------------------------------------------
                                                                             299,951
------------------------------------------------------------------------------------
BANKS -- 7.3%
   9,900   Bank of America Corp. ......................................      688,743
   6,000   PNC Financial Services Group................................      251,400
  12,400   Wachovia Corp. .............................................      451,856
  16,750   Washington Mutual, Inc. ....................................      578,378
------------------------------------------------------------------------------------
                                                                           1,970,377
------------------------------------------------------------------------------------
CHEMICALS -- 2.3%
   7,300   E.I. du Pont de Nemours & Co. ..............................      309,520
   6,500   PPG Industries, Inc. .......................................      325,975
------------------------------------------------------------------------------------
                                                                             635,495
------------------------------------------------------------------------------------
COMMERCIAL SERVICES AND SUPPLIES -- 7.0%
  47,170   Cendant Corp.*..............................................      494,342
  15,000   First Data Corp. ...........................................      531,150
  13,100   H&R Block, Inc. ............................................      526,620
  15,090   Waste Management, Inc. .....................................      345,863
------------------------------------------------------------------------------------
                                                                           1,897,975
------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 0.8%
  25,300   Motorola, Inc. .............................................      218,845
------------------------------------------------------------------------------------
COMPUTERS AND PERIPHERALS -- 6.6%
  30,793   Hewlett-Packard Co. ........................................      534,566
   3,100   International Business Machines Corp. ......................      240,250
   6,700   Lexmark International, Inc.*................................      405,350
  28,600   Storage Technology Corp.*...................................      612,612
------------------------------------------------------------------------------------
                                                                           1,792,778
------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 5.3%
   2,480   AT&T Corp. .................................................       64,753
  12,100   BellSouth Corp. ............................................      313,027
  11,500   SBC Communications Inc. ....................................      311,765
  17,700   Sprint Corp. ...............................................      256,296
  12,950   Verizon Communications Inc. ................................      501,813
------------------------------------------------------------------------------------
                                                                           1,447,654
------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 38

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                           FEDERATED STOCK PORTFOLIO

 SHARES                              SECURITY                               VALUE
------------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 6.3%
  22,500   CenterPoint Energy, Inc. ...................................  $   191,250
   5,900   ConocoPhillips..............................................      285,501
  11,300   Entergy Corp. ..............................................      515,167
   7,100   FPL Group, Inc. ............................................      426,923
   9,000   Public Service Enterprise Group Inc. .......................      288,900
------------------------------------------------------------------------------------
                                                                           1,707,741
------------------------------------------------------------------------------------
ENERGY EQUIPMENT AND SERVICES -- 1.7%
  15,400   ENSCO International Inc. ...................................      453,530
------------------------------------------------------------------------------------
FINANCIALS - DIVERSIFIED -- 5.8%
   7,480   The Bear Stearns Cos. Inc. .................................      444,312
   5,000   Fannie Mae..................................................      321,650
   9,400   Morgan Stanley..............................................      375,248
  14,700   Principal Financial Group, Inc..............................      442,911
------------------------------------------------------------------------------------
                                                                           1,584,121
------------------------------------------------------------------------------------
FOOD AND DRUG RETAILING -- 0.9%
   9,800   CVS Corp. ..................................................      244,706
------------------------------------------------------------------------------------
FOOD PRODUCTS -- 2.6%
   6,200   General Mills, Inc. ........................................      291,090
  18,100   Sara Lee Corp. .............................................      407,431
------------------------------------------------------------------------------------
                                                                             698,521
------------------------------------------------------------------------------------
HEALTHCARE EQUIPMENT AND SUPPLIES -- 2.9%
   6,900   Baxter International Inc. ..................................      193,200
  14,000   Boston Scientific Corp.*....................................      595,280
------------------------------------------------------------------------------------
                                                                             788,480
------------------------------------------------------------------------------------
HEALTHCARE PROVIDERS AND SERVICES -- 2.4%
   2,800   CIGNA Corp. ................................................      115,136
   5,200   McKesson Corp. .............................................      140,556
   4,700   UnitedHealth Group Inc. ....................................      392,450
------------------------------------------------------------------------------------
                                                                             648,142
------------------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 0.6%
   8,775   Koninklijke Philips Electronics N.V., NY Shares ADR.........      155,142
------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 1.5%
   8,300   Kimberly-Clark Corp. .......................................      394,001
------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 3.0%
   5,600   Textron, Inc. ..............................................      240,744
  33,191   Tyco International Ltd. ....................................      566,902
------------------------------------------------------------------------------------
                                                                             807,646
------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY CONSULTING SERVICES -- 1.5%
   5,900   Computer Sciences Corp.*....................................      203,255
  11,500   Electronic Data Systems Corp. ..............................      211,945
------------------------------------------------------------------------------------
                                                                             415,200
------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                           FEDERATED STOCK PORTFOLIO

 SHARES                              SECURITY                               VALUE
------------------------------------------------------------------------------------
       y
INSURANCE -- 7.0%
     800   Allmerica Financial Corp.* .................................  $     8,080
  12,900   The Allstate Corp. .........................................      477,171
   9,200   Lincoln National Corp. .....................................      290,536
  10,200   Loews Corp. ................................................      453,492
   8,100   Marsh & McLennan Cos., Inc. ................................      374,301
   6,600   MBIA Inc. ..................................................      289,476
------------------------------------------------------------------------------------
                                                                           1,893,056
------------------------------------------------------------------------------------
MACHINERY -- 1.3%
   7,900   Ingersoll-Rand Co., Class A Shares..........................      340,174
------------------------------------------------------------------------------------
MEDIA -- 2.3%
  18,000   The News Corp. Ltd., Preferred Shares ADR...................      407,700
   5,000   Viacom Inc., Class A Shares*................................      204,050
------------------------------------------------------------------------------------
                                                                             611,750
------------------------------------------------------------------------------------
METAL MINING -- 0.8%
   9,900   Alcoa Inc...................................................      225,522
------------------------------------------------------------------------------------
MULTI-LINE RETAIL -- 1.8%
   9,400   Federated Department Stores, Inc.*..........................      270,344
   8,600   Sears, Roebuck and Co. .....................................      205,970
------------------------------------------------------------------------------------
                                                                             476,314
------------------------------------------------------------------------------------
OIL AND GAS -- 6.9%
  10,000   Ashland Inc. ...............................................      285,300
   8,251   ChevronTexaco Corp. ........................................      548,526
  13,200   Exxon Mobil Corp. ..........................................      461,208
  13,500   Marathon Oil Corp. .........................................      287,415
   6,800   Royal Dutch Petroleum Co., NY Shares ADR....................      299,336
------------------------------------------------------------------------------------
                                                                           1,881,785
------------------------------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 1.1%
   8,600   International Paper Co. ....................................      300,742
------------------------------------------------------------------------------------
PHARMACEUTICALS -- 6.1%
   7,900   Abbott Laboratories.........................................      316,000
  10,600   Bristol-Myers Squibb Co. ...................................      245,390
   6,100   Merck & Co. Inc. ...........................................      345,321
  13,100   Pfizer Inc. ................................................      400,467
   8,578   Pharmacia Corp. ............................................      358,560
------------------------------------------------------------------------------------
                                                                           1,665,738
------------------------------------------------------------------------------------
ROAD AND RAIL -- 1.7%
   7,500   Union Pacific Corp. ........................................      449,025
------------------------------------------------------------------------------------
SOFTWARE -- 0.0%
  10,300   Seagate Technology, Escrow Shares*..........................            0
------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 40

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                           FEDERATED STOCK PORTFOLIO

 SHARES                              SECURITY                               VALUE
------------------------------------------------------------------------------------
SPECIALTY RETAIL -- 0.4%
  10,600   Toys "R" Us, Inc.*..........................................  $   106,000
------------------------------------------------------------------------------------
TOBACCO -- 3.6%
  12,400   Philip Morris Cos. Inc.+....................................      502,572
  14,500   UST Inc. ...................................................      484,735
------------------------------------------------------------------------------------
                                                                             987,307
------------------------------------------------------------------------------------
           TOTAL COMMON STOCK (Cost -- $29,055,619)....................   26,182,262
------------------------------------------------------------------------------------
                                        FACE
                                     SECURITY                               VALUE
------------------------------------------------------------------------------------
       y
REPURCHASE AGREEMENT -- 3.4%
$911,000   State Street Bank and Trust Co., 1.050% due 1/2/03; Proceeds
             at maturity -- $911,053; (Fully collateralized by U.S.
             Treasury Notes, 4.875% due 2/15/12; Market
             value -- $929,250) (Cost -- $911,000).....................      911,000
------------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 100% (Cost -- $29,966,619**)             $27,093,262
------------------------------------------------------------------------------------

 * Non-income producing security.
 + Subsequent to the reporting period, on January 27, 2003, the company changed its name to Altria Group, Inc.
** Aggregate cost for Federal income tax purposes is $29,966,643.

   Abbreviation used in this schedule:
   ADR -- American Depository Receipt.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002
                      DISCIPLINED MID CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
------------------------------------------------------------------------------------------
COMMON STOCK -- 96.6%
------------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 0.6%
    27,082    Precision Castparts Corp. ..................................    $    656,738
------------------------------------------------------------------------------------------
AUTOMOTIVE -- 2.3%
     6,816    ArvinMeritor, Inc. .........................................         113,623
    12,942    Bandag, Inc. ...............................................         500,597
    13,493    BorgWarner, Inc. ...........................................         680,317
     7,405    Gentex Corp.*...............................................         234,294
    15,714    Lear Corp.*.................................................         522,962
    13,155    Superior Industries International, Inc. ....................         544,091
------------------------------------------------------------------------------------------
                                                                                 2,595,884
------------------------------------------------------------------------------------------
BANKS -- 11.3%
    24,370    Associated Banc-Corp. ......................................         827,118
    20,048    Astoria Financial Corp. ....................................         544,303
    21,244    Bank of Hawaii Corp. .......................................         645,605
    23,897    Banknorth Group, Inc. ......................................         540,072
    19,783    City National Corp. ........................................         870,254
    16,135    Commerce Bancorp, Inc. .....................................         696,871
    10,486    Compass Bancshares Inc. ....................................         327,897
    22,876    First Virginia Banks, Inc. .................................         851,673
    11,151    Greater Bay Bancorp. .......................................         192,801
    24,363    GreenPoint Financial Corp. .................................       1,100,720
    43,625    Hibernia Corp., Class A Shares..............................         840,218
     6,215    Hudson City Bancorp, Inc. ..................................         115,785
    15,941    Independence Community Bank Corp. ..........................         404,583
    17,577    Investors Financial Services Corp. .........................         481,434
    16,197    M&T Bank Corp. .............................................       1,285,232
    15,322    National Commerce Financial Corp. ..........................         365,430
    18,851    New York Community Bancorp, Inc. ...........................         544,417
     2,885    North Fork Bancorp., Inc. ..................................          97,340
    10,080    Peoples Bank................................................         253,411
    30,646    Sovereign Bancorp, Inc. ....................................         430,576
    16,586    TCF Financial Corp. ........................................         724,642
     8,599    Valley National Bancorp. ...................................         226,756
     7,775    Webster Financial Corp. ....................................         270,570
------------------------------------------------------------------------------------------
                                                                                12,637,708
------------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 2.8%
     2,658    Cephalon, Inc.*.............................................         129,360
     7,182    Covance Inc.*...............................................         176,605
    16,817    Edwards Lifesciences Corp.*.................................         428,329
    40,055    Gilead Sciences Inc.*.......................................       1,361,870
    12,448    IDEC Pharmaceuticals Corp.*.................................         412,900
     8,764    Incyte Genomics, Inc.*......................................          39,964
    41,546    Millennium Pharmaceuticals, Inc.*...........................         329,875

                       SEE NOTES TO FINANCIAL STATEMENTS.
 42

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002
                      DISCIPLINED MID CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
------------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 2.8% (CONTINUED)
    16,034    Protein Design Labs, Inc.*..................................    $    136,289
    11,137    Vertex Pharmaceuticals Inc.*................................         176,521
------------------------------------------------------------------------------------------
                                                                                 3,191,713
------------------------------------------------------------------------------------------
BROADCASTING AND CABLE TV -- 0.8%
     4,430    Hearst-Argyle Television, Inc., Class A Shares*.............         106,807
     9,021    Hispanic Broadcasting Corp.*................................         185,382
    17,594    Westwood One Inc.*..........................................         657,312
------------------------------------------------------------------------------------------
                                                                                   949,501
------------------------------------------------------------------------------------------
BUSINESS SERVICES -- 3.7%
    25,691    Ceridian Corp.*.............................................         370,464
    19,822    Certegy Inc.*...............................................         486,630
    10,288    Charles River Laboratories International, Inc.*.............         395,882
    15,673    ChoicePoint Inc.*...........................................         618,927
    23,517    The Dun & Bradstreet Corp.*.................................         811,101
     8,700    Hanover Compressor Co.*.....................................          79,866
    24,404    Manpower Inc. ..............................................         778,488
     7,581    Valassis Communications, Inc.*..............................         223,109
    17,235    Viad Corp. .................................................         385,202
------------------------------------------------------------------------------------------
                                                                                 4,149,669
------------------------------------------------------------------------------------------
CAPITAL GOODS -- 1.4%
    14,192    AGCO Corp.*.................................................         313,643
     5,649    American Standard Cos. Inc.*................................         401,870
    15,664    Carlisle Cos. Inc. .........................................         648,176
     4,454    SPX Corp. ..................................................         166,802
    17,833    SureBeam Corp.*.............................................          72,045
------------------------------------------------------------------------------------------
                                                                                 1,602,536
------------------------------------------------------------------------------------------
CASINOS AND GAMING -- 0.6%
    22,642    Mandalay Resort Group*......................................         693,072
------------------------------------------------------------------------------------------
CHEMICALS -- 2.9%
    17,984    Airgas, Inc.*...............................................         310,224
     7,923    Albemarle Corp. ............................................         225,409
     9,198    Cabot Corp. ................................................         244,115
     3,467    Cabot Microelectronics Corp.*...............................         163,642
    23,032    Crompton Corp. .............................................         137,040
     9,209    Cytec Industries Inc.*......................................         251,222
     8,645    FMC Corp.*..................................................         236,181
     4,114    H.B. Fuller Co. ............................................         106,470
    19,408    IMC Global Inc. ............................................         207,083
     7,660    The Lubrizol Corp. .........................................         233,630
    23,852    Lyondell Chemical Co. ......................................         301,489
     4,545    Minerals Technologies Inc. .................................         196,117
    16,359    RPM, Inc. ..................................................         249,966

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002
                      DISCIPLINED MID CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
------------------------------------------------------------------------------------------
CHEMICALS -- 2.9% (CONTINUED)
    18,213    Solutia Inc. ...............................................    $     66,113
     7,150    The Valspar Corp. ..........................................         315,887
------------------------------------------------------------------------------------------
                                                                                 3,244,588
------------------------------------------------------------------------------------------
CONSTRUCTION -- 2.3%
    12,599    Clayton Homes, Inc. ........................................         153,456
    32,665    D.R. Horton, Inc. ..........................................         566,738
     6,356    Granite Construction Inc. ..................................          98,518
    19,455    Jacobs Engineering Group Inc.*..............................         692,598
    13,632    Lennar Corp. ...............................................         703,411
     8,007    Martin Marietta Materials, Inc. ............................         245,495
     2,681    Pulte Homes, Inc. ..........................................         128,339
------------------------------------------------------------------------------------------
                                                                                 2,588,555
------------------------------------------------------------------------------------------
CONSUMER PRODUCTS AND SERVICES -- 3.2%
    13,740    Blyth, Inc. ................................................         367,682
    14,615    Church & Dwight Co., Inc. ..................................         444,734
    22,602    The Dial Corp. .............................................         460,403
    17,095    Energizer Holdings, Inc.*...................................         476,951
     6,568    Expedia, Inc., Class A Shares*..............................         439,598
     2,065    Fortune Brands, Inc. .......................................          96,043
    25,559    HON INDUSTRIES Inc. ........................................         722,809
     3,467    Hotels.com, Class A Shares*.................................         189,402
    10,184    Universal Corp. ............................................         376,401
------------------------------------------------------------------------------------------
                                                                                 3,574,023
------------------------------------------------------------------------------------------
CONTAINERS AND PACKAGING -- 0.6%
    18,417    Packaging Corp. of America*.................................         335,926
    14,877    Sonoco Products Co. ........................................         341,130
------------------------------------------------------------------------------------------
                                                                                   677,056
------------------------------------------------------------------------------------------
EDUCATION -- 1.4%
     8,757    Apollo Group, Inc., Class A Shares*.........................         385,308
    13,249    DeVry, Inc.*................................................         220,066
    17,593    Education Management Corp.*.................................         661,497
    15,503    Sylvan Learning Systems, Inc.*..............................         254,249
------------------------------------------------------------------------------------------
                                                                                 1,521,120
------------------------------------------------------------------------------------------
ELECTRONIC INSTRUMENTS AND CONTROLS -- 1.4%
    11,375    Ametek, Inc. ...............................................         437,824
    18,195    Arrow Electronics, Inc.*....................................         232,714
    18,493    Avnet, Inc. ................................................         200,279
    10,265    AVX Corp. ..................................................         100,597
    12,593    Hubbell Inc., Class B Shares................................         442,518
    11,362    Vishay Intertechnology Inc.*................................         127,027
------------------------------------------------------------------------------------------
                                                                                 1,540,959
------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 44

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002
                      DISCIPLINED MID CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
------------------------------------------------------------------------------------------
ENERGY -- 7.2%
     7,705    Arch Coal, Inc. ............................................    $    166,351
     3,454    Cimarex Energy Co.*.........................................          61,827
     6,956    Cooper Cameron Corp.*.......................................         346,548
    22,810    ENSCO International Inc. ...................................         671,755
     9,530    FMC Technologies, Inc.*.....................................         194,698
     7,476    Forest Oil Corp.*...........................................         206,711
    15,584    Grant Prideco Inc.*.........................................         181,398
     7,789    Helmerich & Payne, Inc. ....................................         217,391
    13,358    Murphy Oil Corp. ...........................................         572,390
    10,834    National-Oilwell, Inc.*.....................................         236,615
     8,645    Noble Energy, Inc. .........................................         324,620
    25,893    Ocean Energy Inc. ..........................................         517,083
    11,808    Patterson-UTI Energy, Inc.*.................................         356,247
     8,382    Peabody Energy Corp. .......................................         245,006
    15,172    Pioneer National Resources Co.*.............................         383,093
    19,312    Pride International, Inc.*..................................         287,749
    14,832    Smith International Inc.*...................................         483,820
     9,623    Tidewater, Inc. ............................................         299,275
    19,703    Valero Energy Corp. ........................................         727,829
    15,548    Varco International, Inc.*..................................         270,535
    19,838    Weatherford International Ltd.*.............................         792,131
    19,457    XTO Energy, Inc. ...........................................         480,588
------------------------------------------------------------------------------------------
                                                                                 8,023,660
------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 1.4%
     7,988    AmeriCredit Corp.*..........................................          61,827
    34,783    E*Trade Group, Inc.*........................................         169,045
     7,134    H&R Block, Inc. ............................................         286,787
     8,978    IndyMac Bancorp, Inc.*......................................         166,003
     7,864    Investment Technology Group, Inc.*..........................         175,839
    12,082    Legg Mason, Inc. ...........................................         586,460
     2,295    Moody's Corp. ..............................................          94,761
------------------------------------------------------------------------------------------
                                                                                 1,540,722
------------------------------------------------------------------------------------------
FOOD AND BEVERAGES -- 3.7%
    29,756    Constellation Brands, Inc., Class A Shares*.................         705,515
    23,941    Dean Foods Co.*.............................................         888,211
    22,503    Dole Food Co., Inc. ........................................         733,148
    25,543    McCormick & Co., Inc. ......................................         592,598
    32,071    Sensient Technologies Corp. ................................         720,635
    16,469    Smithfield Foods, Inc.*.....................................         326,745
    17,520    Tyson Foods, Inc., Class A Shares...........................         196,574
------------------------------------------------------------------------------------------
                                                                                 4,163,426
------------------------------------------------------------------------------------------
HEALTHCARE -- 6.8%
    14,567    AdvancePCS*.................................................         323,533
    10,461    Apogent Technologies Inc.*..................................         217,589
    26,327    Apria Healthcare Group, Inc.*...............................         585,512

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002
                      DISCIPLINED MID CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
------------------------------------------------------------------------------------------
HEALTHCARE -- 6.8% (CONTINUED)
     6,213    Bausch & Lomb Inc. .........................................    $    223,668
     9,731    Cytyc Corp.*................................................          99,256
    16,458    DENTSPLY International Inc. ................................         612,238
    12,832    Express Scripts, Inc.*......................................         616,449
     9,631    Henry Schein, Inc.*.........................................         433,395
     8,206    Hillenbrand Industries, Inc. ...............................         396,432
     3,456    LifePoint Hospitals, Inc.*..................................         103,442
    11,253    Lincare Holdings, Inc.*.....................................         355,820
    14,994    Omnicare Inc. ..............................................         357,307
     9,989    Patterson Dental Co.*.......................................         436,919
     6,620    Quest Diagnostics Inc.*.....................................         376,678
     8,840    Renal Care Group, Inc.*.....................................         279,698
    26,612    STERIS Corp.*...............................................         645,341
    21,299    Triad Hospitals, Inc.*......................................         635,349
     9,425    Universal Health Services, Inc., Class B Shares.............         425,068
    10,524    Varian Medical Systems, Inc. ...............................         521,990
------------------------------------------------------------------------------------------
                                                                                 7,645,684
------------------------------------------------------------------------------------------
INSURANCE -- 5.6%
     2,617    Aetna Inc. .................................................         107,611
    30,311    American Financial Group, Inc. .............................         699,275
    11,324    Everest Re Group, Ltd. .....................................         626,217
    28,804    Fidelity National Financial, Inc. ..........................         945,635
     7,769    First Health Group Corp.*...................................         189,175
    21,111    Health Net Inc.*............................................         557,330
     6,466    Mercury General Corp. ......................................         242,992
    20,026    The MONY Group Inc. ........................................         479,422
    27,226    Old Republic International Corp. ...........................         762,328
     8,864    Oxford Health Plans, Inc.*..................................         323,093
    17,286    Radian Group Inc. ..........................................         642,175
    13,750    StanCorp Financial Group, Inc. .............................         671,688
------------------------------------------------------------------------------------------
                                                                                 6,246,941
------------------------------------------------------------------------------------------
LEISURE -- 0.3%
    17,495    Callaway Golf Co. ..........................................         231,809
     1,807    Pixar, Inc.*................................................          95,753
------------------------------------------------------------------------------------------
                                                                                   327,562
------------------------------------------------------------------------------------------
LODGING -- 0.3%
    20,043    Extended Stay America, Inc.*................................         295,634
------------------------------------------------------------------------------------------
MEDIA -- 2.5%
    21,506    Belo Corp., Class A Shares..................................         458,508
    19,862    Harte-Hanks, Inc. ..........................................         370,824
     3,177    Lee Enterprises, Inc. ......................................         106,493
    10,025    Media General, Inc. ........................................         600,999
     3,579    Scholastic Corp.*...........................................         128,665
     1,600    The Washington Post Co., Class B Shares.....................       1,180,800
------------------------------------------------------------------------------------------
                                                                                 2,846,289
------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 46

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002
                      DISCIPLINED MID CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
------------------------------------------------------------------------------------------
METALS/MINING -- 0.1%
    16,864    AK Steel Holding Corp. .....................................    $    134,912
------------------------------------------------------------------------------------------
MULTI-INDUSTRY -- 1.0%
    15,201    ALLETE, Inc.+...............................................         344,759
     7,115    Pentair Inc. ...............................................         245,823
    29,575    Pittston Brink's Group......................................         546,546
------------------------------------------------------------------------------------------
                                                                                 1,137,128
------------------------------------------------------------------------------------------
PAPER AND FORESTRY PRODUCTS -- 0.9%
     8,312    Albany International Corp., Class A Shares..................         171,726
     9,098    Bowater Inc. ...............................................         381,661
    11,211    Glatfelter..................................................         147,537
     4,303    Potlatch Corp. .............................................         102,756
     3,971    Rayonier Inc. ..............................................         179,688
------------------------------------------------------------------------------------------
                                                                                   983,368
------------------------------------------------------------------------------------------
PHARMACEUTICALS -- 1.5%
     6,385    AmerisourceBergen Corp. ....................................         346,769
     7,890    Barr Laboratories, Inc.*....................................         513,560
    24,306    Mylan Laboratories Inc. ....................................         848,279
------------------------------------------------------------------------------------------
                                                                                 1,708,608
------------------------------------------------------------------------------------------
REAL ESTATE -- 1.0%
     8,017    Hospitality Properties Trust................................         282,198
    13,659    Liberty Property Trust......................................         436,268
    18,634    New Plan Excel Realty Trust.................................         355,723
------------------------------------------------------------------------------------------
                                                                                 1,074,189
------------------------------------------------------------------------------------------
RETAIL -- 6.4%
    15,219    Abercrombie & Fitch Co., Class A Shares*....................         311,381
     9,491    American Eagle Outfitters, Inc.*............................         130,786
     9,364    Bob Evans Farms, Inc. ......................................         218,649
    15,059    Borders Group, Inc.*........................................         242,450
    17,375    Brinker International, Inc.*................................         560,344
    17,203    CBRL Group, Inc. ...........................................         518,326
     8,163    CDW Computer Centers, Inc.*.................................         357,948
    33,684    Claire's Stores, Inc. ......................................         743,406
    12,711    Dollar Tree Stores, Inc.*...................................         312,309
    14,832    Michaels Stores, Inc.*......................................         464,242
     2,045    Outback Steakhouse, Inc. ...................................          70,430
     8,920    Payless ShoeSource, Inc.*...................................         459,112
     6,795    Ross Stores, Inc. ..........................................         288,040
     8,063    Ruddick Corp. ..............................................         110,382
    37,372    Saks Inc.*..................................................         438,747
    17,816    Whole Foods Market, Inc.*...................................         939,438
    35,339    Williams-Sonoma, Inc.*......................................         959,454
------------------------------------------------------------------------------------------
                                                                                 7,125,444
------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002
                      DISCIPLINED MID CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
------------------------------------------------------------------------------------------
SEMICONDUCTORS -- 2.8%
    89,261    Atmel Corp.*................................................    $    199,052
    21,773    Credence Systems Corp.*.....................................         203,142
     7,790    Cree, Inc.*.................................................         127,367
    14,526    Cypress Semiconductor Corp.*................................          83,089
     9,248    International Rectifier Corp.*..............................         170,718
    25,727    Lam Research Corp.*.........................................         277,852
    14,328    LTX Corp.*..................................................          86,398
    56,493    Microchip Technology Inc. ..................................       1,381,254
    11,566    QLogic Corp.*...............................................         399,143
    11,917    Semtech Corp.*..............................................         130,134
    31,609    TriQuint Semiconductor, Inc.*...............................         134,022
------------------------------------------------------------------------------------------
                                                                                 3,192,171
------------------------------------------------------------------------------------------
SOFTWARE -- 3.1%
    30,350    Internet Security Systems, Inc.*............................         556,316
    22,015    Legato Systems, Inc.*.......................................         110,735
    22,756    Networks Associates, Inc.*..................................         366,144
    23,715    Sybase, Inc.*...............................................         317,781
    35,826    Symantec Corp.*.............................................       1,451,311
    13,253    Synopsys, Inc.*.............................................         611,626
    15,456    Transaction Systems Architects, Inc.*.......................         100,464
------------------------------------------------------------------------------------------
                                                                                 3,514,377
------------------------------------------------------------------------------------------
TECHNOLOGY -- 6.1%
    51,266    3Com Corp.*.................................................         237,362
    20,894    Acxiom Corp.*...............................................         321,350
    30,353    Affiliated Computer Services, Inc., Class A Shares*+........       1,598,085
     3,428    Alliance Data Systems Corp.*................................          60,744
    25,958    Avocent Corp.*..............................................         576,787
     9,873    The BISYS Group, Inc.*......................................         156,981
    14,828    Diebold, Inc. ..............................................         611,210
     5,928    DST Systems, Inc.*..........................................         210,740
    18,032    GTECH Holdings Corp.*.......................................         502,372
    14,410    McDATA Corp.*...............................................         102,311
     7,330    National Instruments Corp.*.................................         238,152
    16,071    The Reynolds and Reynolds Co., Class A Shares...............         409,328
    28,336    SanDisk Corp.*..............................................         575,221
    28,199    Storage Technology Corp.*...................................         604,023
    13,511    Tech Data Corp.*............................................         364,256
    25,528    The Titan Corp.*............................................         265,491
------------------------------------------------------------------------------------------
                                                                                 6,834,413
------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 2.0%
    39,091    Advanced Fibre Communications, Inc.*........................         652,038
     9,740    CenturyTel, Inc. ...........................................         286,161
    18,353    L-3 Communications Holdings, Inc.*..........................         824,233
    10,328    Telephone and Data Systems, Inc. ...........................         485,623
------------------------------------------------------------------------------------------
                                                                                 2,248,055
------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 48

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002
                      DISCIPLINED MID CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
------------------------------------------------------------------------------------------
TEXTILES/APPAREL -- 1.0%
    30,798    Coach Inc.*.................................................    $  1,013,870
     2,586    Columbia Sportswear Co.*....................................         114,870
------------------------------------------------------------------------------------------
                                                                                 1,128,740
------------------------------------------------------------------------------------------
TRANSPORTATION -- 1.1%
    10,292    Alaska Air Group, Inc.* ....................................         222,822
    20,205    C.H. Robinson Worldwide, Inc. ..............................         630,396
    11,800    J.B. Hunt Transport Services, Inc.*.........................         345,740
------------------------------------------------------------------------------------------
                                                                                 1,198,958
------------------------------------------------------------------------------------------
UTILITIES -- 6.5%
    29,587    AGL Resources Inc.+.........................................         718,964
    11,440    Black Hills Corp. ..........................................         303,389
    43,136    DPL Inc. ...................................................         661,706
    36,911    Energy East Corp. ..........................................         815,364
    22,437    Equitable Resources, Inc. ..................................         786,192
    15,474    Great Plains Energy Inc. ...................................         354,045
    20,370    ONEOK, Inc. ................................................         391,104
    18,517    Pepco Holdings, Inc. .......................................         359,045
    29,612    Puget Energy, Inc. .........................................         652,945
    20,388    Questar Corp. ..............................................         567,194
    12,238    SCANA Corp. ................................................         378,888
     9,203    Vectren Corp. ..............................................         211,669
    21,539    Westar Energy, Inc. ........................................         213,236
    35,854    Wisconsin Energy Corp. .....................................         903,521
------------------------------------------------------------------------------------------
                                                                                 7,317,262
------------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $117,431,011)...................     108,310,665
------------------------------------------------------------------------------------------

   FACE
  AMOUNT                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.4%
----------------------------------------------------------------------------------------
U.S. TREASURY BILLS -- 0.1%
$  100,000    U.S. Treasury Bills, due 3/13/03+ (Cost -- $99,766).........        99,766
----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.3%
 3,683,000    State Street Bank and Trust Co., 1.050% due 1/2/03; Proceeds
                at maturity -- $3,683,215; (Fully collateralized by U.S.
                Treasury Notes, 4.875% due 2/15/12; Market value --
                $3,761,250) (Cost -- $3,683,000)..........................     3,683,000
----------------------------------------------------------------------------------------
              TOTAL SHORT-TERM INVESTMENTS (Cost -- $3,782,766)...........     3,782,766
----------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $121,213,777**)..........  $112,093,431
----------------------------------------------------------------------------------------

 * Non-income producing security.
 + All or a portion of this security is segregated as collateral for futures contracts commitments.
** Aggregate cost for Federal income tax purposes is $121,761,493.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA                --   Bonds rated "AAA" have the highest rating assigned by
                        Standard & Poor's. Capacity to pay interest and repay
                        principal is extremely strong.
AA                 --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A                  --   Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and
                        economic conditions than bonds in higher rated categories.
BBB                --   Bonds rated "BBB" are regarded as having an adequate
                        capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
                        economic conditions or changing circumstances are more
                        likely to lead to a weakened capacity to pay interest and
                        repay principal for bonds in this category than in higher
                        rated categories.
BB, B, CCC and CC  --   Bonds rated "BB" and "B" are regarded, on balance, as
                        predominantly speculative with respect to capacity to pay
                        interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of
                        speculation than "B", and "CC" the highest degree of
                        speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by
                        large uncertainties or major risk exposures to adverse
                        conditions.
C                  --   Bonds rated "C" are bonds on which no interest is being
                        paid.
D                  --   Bonds rated "D" are in default, and payment of interest
                        and/or repayment of principal is in arrears.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Caa," where 1 is the highest and 3 the lowest rating within its generic category.

Aaa                --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
                        generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin
                        and principal is secure. While the various protective
                        elements are likely to change, such changes as can be
                        visualized are most unlikely to impair the fundamentally
                        strong position of such issues.
Aa                 --   Bonds rated "Aa" are judged to be of high quality by all
                        standards. Together with the Aaa group they comprise what
                        are generally known as high grade bonds. They are rated
                        lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of
                        protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
                        appear somewhat larger than in Aaa securities.
A                  --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
                        Factors giving security to principal and interest are
                        considered adequate but elements may be present which
                        suggest a susceptibility to impairment some time in the
                        future.
Baa                --   Bonds rated "Baa" are considered as medium grade
                        obligations, i.e., they are neither highly protected nor
                        poorly secured. Interest payments and principal security
                        appear adequate for the present but certain protective
                        elements may be lacking or may be characteristically
                        unreliable over any great length of time. Such bonds lack
                        outstanding investment characteristics and in fact have
                        speculative characteristics as well.
Ba                 --   Bonds rated "Ba" are judged to have speculative elements;
                        their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
                        moderate, and therefore not well safeguarded during both
                        good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B                  --   Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.
Caa                --   Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with
                        respect to principal or interest.
Ca and C           --   Bonds rated "Ca" and "C" represent obligations which are
                        speculative in a high degree. Such issues are often in
                        default or have other marked shortcomings.
NR                 --   Indicates that the bond is not rated by Standard & Poor's or
                        Moody's.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER 31, 2002

                                     TRAVELERS         LAZARD             MFS          FEDERATED                     DISCIPLINED
                                      QUALITY       INTERNATIONAL      EMERGING           HIGH         FEDERATED       MID CAP
                                        BOND            STOCK           GROWTH           YIELD           STOCK          STOCK
                                     PORTFOLIO        PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost............  $205,298,097    $106,374,170     $ 153,660,465    $ 52,285,152    $29,966,619    $121,213,777
  Foreign currency, at cost.......            --         900,672                --              --             --              --
---------------------------------------------------------------------------------------------------------------------------------
  Investments, at value...........  $202,033,612    $ 97,285,333     $ 146,140,487    $ 46,878,162    $27,093,262    $112,093,431
  Foreign currency, at value......            --         925,628                --              --             --              --
  Cash............................           154             264            45,080         232,549         77,549             107
  Dividends and interest
    receivable....................     2,739,348         135,291           101,683       1,062,409         40,477          64,499
  Receivable for Fund shares
    sold..........................     1,201,876              --                --          44,874          3,240              12
  Collateral for securities on
    loan (Note 9).................            --      10,381,390                --              --             --              --
  Receivable for securities
    sold..........................            --          88,223           422,735              --         95,888         684,635
  Receivable for open forward
    foreign currency contracts
    (Note 7)......................            --           2,576               222              --             --              --
  Receivable from
    broker -- variation margin....            --              --                --              --             --           1,002
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS....................   205,974,990     108,818,705       146,710,207      48,217,994     27,310,416     112,843,686
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Investment advisory fees
    payable.......................        55,713          67,534            94,283          25,998         14,455          66,747
  Administration fees payable.....         9,981           5,802             7,532           2,402          1,388           5,730
  Payable for securities on loan
    (Note 9)......................            --      10,381,390                --              --             --              --
  Payable for Fund shares
    purchased.....................            --         428,992           417,067         132,315          2,741         208,315
  Payable for securities
    purchased.....................            --         383,264         2,053,844         231,861        215,468       1,407,210
  Payable for open forward foreign
    currency contracts (Note 7)...            --           1,125               111              --             --              --
  Accrued expenses................        40,766          78,013            65,105          28,468         26,213          54,479
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES...............       106,460      11,346,120         2,637,942         421,044        260,265       1,742,481
---------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS..................  $205,868,530    $ 97,472,585     $ 144,072,265    $ 47,796,950    $27,050,151    $111,101,205
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital.................  $208,896,573    $150,728,186     $ 362,315,517    $ 65,906,188    $32,006,436    $131,260,371
  Undistributed (overdistributed)
    net investment income.........      (237,976)          1,842                --          30,006             --          14,998
  Accumulated net investment
    loss..........................            --              --            (1,503)             --             --              --
  Accumulated net realized gain
    (loss) from security
    transactions and futures
    contracts.....................       474,418     (44,199,036)     (210,722,007)    (12,732,254)    (2,082,928)    (11,044,988)
  Net unrealized depreciation of
    investments, futures contracts
    and foreign currencies........    (3,264,485)     (9,058,407)       (7,519,742)     (5,406,990)    (2,873,357)     (9,129,176)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS..................  $205,868,530    $ 97,472,585     $ 144,072,265    $ 47,796,950    $27,050,151    $111,101,205
---------------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING................    18,666,033      12,327,524        19,897,452       6,488,359      2,242,588       8,475,303
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE........        $11.03           $7.91             $7.24           $7.37         $12.06          $13.11
---------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS                   FOR THE YEAR ENDED DECEMBER 31, 2002

                                        TRAVELERS        LAZARD            MFS          FEDERATED                    DISCIPLINED
                                         QUALITY      INTERNATIONAL      EMERGING         HIGH         FEDERATED       MID CAP
                                          BOND            STOCK           GROWTH          YIELD          STOCK          STOCK
                                        PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest...........................  $ 8,874,023    $    213,350     $    184,636    $ 4,117,681    $     9,605    $     70,928
  Dividends..........................           --       2,744,733          922,587         69,355        676,906       1,182,113
  Less: Foreign withholding tax......           --        (317,493)          (8,881)        (1,170)        (2,885)             --
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME............    8,874,023       2,640,590        1,098,342      4,185,866        683,626       1,253,041
---------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note
    2)...............................      582,525         918,645        1,426,783        272,519        216,557         813,596
  Administration fees (Note 2).......      108,109          66,811          114,143         25,156         20,789          69,737
  Custody............................       44,161         119,564           81,805         36,369         14,100          34,999
  Audit and legal....................       26,942          34,616           30,376         22,002         22,002          30,915
  Shareholder communications.........       23,529          23,787           29,894          7,001          6,399          24,739
  Trustees' fees.....................        5,181           6,060            5,294          4,000          4,000           6,795
  Shareholder and system servicing
    fees.............................        4,973           4,947            8,407          5,000          5,001           4,942
  Registration fees..................           --             410            2,229             --             --              --
  Other..............................          359             245            3,649          1,000          1,000             495
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES.....................      795,779       1,175,085        1,702,580        373,047        289,848         986,218
---------------------------------------------------------------------------------------------------------------------------------
  NET INVESTMENT INCOME (LOSS).......    8,078,244       1,465,505         (604,238)     3,812,819        393,778         266,823
---------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS, FUTURES CONTRACTS AND
FOREIGN CURRENCIES
(NOTES 3, 5 AND 7):
  Realized Gain (Loss) From:
    Security transactions (excluding
      short-term securities).........    3,722,973     (18,055,371)     (75,176,601)    (5,245,997)    (1,290,074)     (8,558,421)
    Futures contracts................           --              --               --             --             --        (802,890)
    Foreign currency transactions....           --        (221,311)          (3,378)            --             --              --
---------------------------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS)...........    3,722,973     (18,276,682)     (75,179,979)    (5,245,997)    (1,290,074)     (9,361,311)
---------------------------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized
  Depreciation From:
    Security transactions............     (642,907)      4,954,546       (8,789,987)     3,056,684     (6,011,824)    (10,533,043)
    Foreign currency transactions....           --          67,528              236             --             --              --
---------------------------------------------------------------------------------------------------------------------------------
  (INCREASE) DECREASE IN NET
    UNREALIZED DEPRECIATION..........     (642,907)      5,022,074       (8,789,751)     3,056,684     (6,011,824)    (10,533,043)
---------------------------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS,
  FUTURES CONTRACTS AND
  FOREIGN CURRENCIES.................    3,080,066     (13,254,608)     (83,969,730)    (2,189,313)    (7,301,898)    (19,894,354)
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS....................  $11,158,310    $(11,789,103)    $(84,573,968)   $ 1,623,506    $(6,908,120)   $(19,627,531)
---------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS        FOR THE YEAR ENDED DECEMBER 31, 2002

                                    TRAVELERS         LAZARD             MFS          FEDERATED                      DISCIPLINED
                                     QUALITY       INTERNATIONAL      EMERGING           HIGH         FEDERATED        MID CAP
                                       BOND            STOCK           GROWTH           YIELD           STOCK           STOCK
                                    PORTFOLIO        PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)...  $  8,078,244    $   1,465,505    $    (604,238)   $  3,812,819    $    393,778    $    266,823
  Net realized gain (loss).......     3,722,973      (18,276,682)     (75,179,979)     (5,245,997)     (1,290,074)     (9,361,311)
  (Increase) decrease in net
    unrealized depreciation......      (642,907)       5,022,074       (8,789,751)      3,056,684      (6,011,824)    (10,533,043)
---------------------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET
    ASSETS FROM OPERATIONS.......    11,158,310      (11,789,103)     (84,573,968)      1,623,506      (6,908,120)    (19,627,531)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
  Net investment income..........   (14,569,091)      (2,266,863)              --      (7,888,998)       (832,675)       (660,997)
  Net realized gains.............    (2,872,440)              --               --              --              --        (125,180)
---------------------------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO
    SHAREHOLDERS.................   (17,441,531)      (2,266,863)              --      (7,888,998)       (832,675)       (786,177)
---------------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE
  12):
  Net proceeds from sale of
    shares.......................    95,124,858      506,647,467        9,100,113      18,111,636       5,094,575      33,422,635
  Net asset value of shares
    issued for reinvestment of
    dividends....................    17,441,531        2,266,863               --       7,888,998         832,675         786,177
  Cost of shares reacquired......   (52,329,902)    (517,627,040)     (38,067,740)    (11,459,844)    (15,380,343)    (16,041,994)
---------------------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET
    ASSETS FROM
    FUND SHARE TRANSACTIONS......    60,236,487       (8,712,710)     (28,967,627)     14,540,790      (9,453,093)     18,166,818
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS.........................    53,953,266      (22,768,676)    (113,541,595)      8,275,298     (17,193,888)     (2,246,890)
NET ASSETS:
  Beginning of year..............   151,915,264      120,241,261      257,613,860      39,521,652      44,244,039     113,348,095
---------------------------------------------------------------------------------------------------------------------------------
  END OF YEAR*...................  $205,868,530    $  97,472,585    $ 144,072,265    $ 47,796,950    $ 27,050,151    $111,101,205
---------------------------------------------------------------------------------------------------------------------------------
* Includes undistributed
  (overdistributed) net
  investment income of:..........     $(237,976)          $1,842               --         $30,006              --         $14,998
---------------------------------------------------------------------------------------------------------------------------------
* Includes accumulated net
  investment loss of:............            --               --          $(1,503)             --              --              --
---------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)     FOR THE YEAR ENDED DECEMBER
31, 2001

                                      TRAVELERS         LAZARD             MFS          FEDERATED                    DISCIPLINED
                                       QUALITY       INTERNATIONAL      EMERGING          HIGH         FEDERATED       MID CAP
                                         BOND            STOCK           GROWTH           YIELD          STOCK          STOCK
                                      PORTFOLIO        PORTFOLIO        PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss).....  $  5,507,717    $   1,332,075    $    (339,730)   $ 4,150,445    $   437,268    $    396,704
  Net realized gain (loss).........     2,965,007      (25,696,804)    (111,222,837)    (6,060,660)      (788,781)     (1,389,571)
  Change in net unrealized
    appreciation (depreciation)....    (3,013,524)     (12,151,740)     (41,738,989)     2,632,176      1,023,561      (3,543,355)
---------------------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS................     5,459,200      (36,516,469)    (153,301,556)       721,961        672,048      (4,536,222)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income............    (4,150,121)        (213,020)              --     (4,736,749)      (549,351)       (316,453)
  Net realized gains...............            --       (5,128,777)     (61,687,677)            --     (1,820,227)     (7,779,046)
---------------------------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO
    SHAREHOLDERS...................    (4,150,121)      (5,341,797)     (61,687,677)    (4,736,749)    (2,369,578)     (8,095,499)
---------------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 12):
  Net proceeds from sale of
    shares.........................    94,838,079      767,343,055       33,038,813      7,278,754      8,537,371      41,361,726
  Net asset value of shares issued
    for reinvestment of
    dividends......................     4,150,121        5,341,797       61,687,677      4,736,749      2,369,578       8,095,499
  Cost of shares reacquired........   (21,748,092)    (751,416,626)     (42,604,763)    (7,215,508)    (9,778,252)    (18,693,793)
---------------------------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND
    SHARE TRANSACTIONS.............    77,240,108       21,268,226       52,121,727      4,799,995      1,128,697      30,763,432
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS...........................    78,549,187      (20,590,040)    (162,867,506)       785,207       (568,833)     18,131,711
NET ASSETS:
  Beginning of year................    73,366,077      140,831,301      420,481,366     38,736,445     44,812,872      95,216,384
---------------------------------------------------------------------------------------------------------------------------------
  END OF YEAR*.....................  $151,915,264    $ 120,241,261    $ 257,613,860    $39,521,652    $44,244,039    $113,348,095
---------------------------------------------------------------------------------------------------------------------------------
* Includes undistributed net
  investment income of:............    $5,684,004         $996,168               --     $4,070,311       $437,118        $395,721
---------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock and Disciplined Mid Cap Stock Portfolios ("Portfolio(s)") are separate investment portfolios of The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these portfolios and ten other separate investment portfolios: U.S. Government Securities, Social Awareness Stock, Utilities, Large Cap, Equity Income, Convertible Securities, formerly known as Convertible Bond, MFS Research, MFS Mid Cap Growth, Zero Coupon Bond Fund Portfolio Series 2005 and MFS Value Portfolios. Shares of the Trust are offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies, including affiliates of the investment manager. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets or, if there were no sales during the day, at the current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges, except that when a significant occurrence exists subsequent to the time a value was so established and it is likely to have significantly changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees; securities traded in the over-the-counter market are valued on the basis of the bid price at the close of business on each day; U.S. government agencies and obligations are valued at the mean between the last reported bid and asked prices; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (e) securities that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis and dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after a Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (k) the character of income and capital gains to be distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2002, reclassifications were made to the capital accounts of the Portfolios to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment loss amounting to $606,113 was reclassified to paid-in capital for MFS Emerging Growth Portfolio. In addition, overdistributed net investment income amounting to $1,779 was reclassified to paid-in capital for Federated Stock Portfolio. Additionally, overdistributed net investment income amounting to $13,555 was reclassified from paid-in capital for Disciplined Mid Cap Stock Portfolio. Net investment income, net realized gains and net assets for each Portfolio were not affected by these changes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     The Federated High Yield Portfolio invests in high yield instruments that are subject to certain credit and market risks. The yields of high yield debt obligations reflect, among other things, perceived credit risk. The Federated High Yield Portfolio's investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     In addition, the Lazard International Stock and MFS Emerging Growth Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled.

     In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. This Guide requires the Travelers Quality Bond and Federated High Yield Portfolios ("Portfolios") to amortize premium and accrete all discounts on all fixed-income securities. The Travelers Quality Bond and Federated High Yield Portfolios adopted this requirement effective January 1, 2001 and recorded adjustments to decrease the cost of securities and decrease accumulated undistributed net investment income by $49,502 and $79,764, respectively, to reflect the cumulative effect of this change up to the date of the adoption. This change does not affect the Portfolios' net asset value, but does change the classification of certain amounts in the statement of operations.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Company LLC ("TAMIC"), an indirect wholly owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Travelers Quality Bond ("TQB"), Lazard International Stock ("LIS"), MFS Emerging Growth ("MEG"), Federated High Yield ("FHY"), Federated Stock ("FSP") and Disciplined Mid Cap Stock ("DMCS") Portfolios. TQB, LIS, MEG, FHY, FSP and DMCS each pay TAMIC an investment advisory fee calculated at the annual rate of 0.3233%, 0.825%, 0.75%, 0.65%, 0.625% and 0.70%, respectively, of the average daily net assets. This fee is calculated daily and paid monthly.

     TAMIC has entered into sub-advisory agreements with Lazard Freres Asset Management ("Lazard"), Massachusetts Financial Services ("MFS"), Federated Investment Management Company ("Federated"), formerly known as Federated Investment Counseling, and Travelers Investment Management Co., Inc. ("TIMCO"). Pursuant to each sub-advisory agreement, Lazard, MFS and TIMCO are responsible for the day-to-day portfolio operations and investment decisions for LIS, MEG and DMCS, respectively. Federated is responsible for the day-to-day portfolio operations and investment decisions for FHY and FSP. As a result, the following fees are paid and calculated at an annual rate:

          - TAMIC pays Lazard 0.475% of LIS's average daily net assets.

          - TAMIC pays MFS 0.375% of MEG's average daily net assets.

          - TAMIC pays Federated 0.40% and 0.375% of the average daily net assets of FHY and FSP, respectively.

          - TAMIC pays TIMCO 0.35% of DMCS's average daily net assets.

These fees are calculated daily and paid monthly.

     The Travelers Insurance Company ("TIC") acts as administrator to the Portfolios. The Portfolios pay TIC an administration fee calculated at an annual rate of 0.06% of their average daily net assets. TIC has entered into a sub-administrative service agreement with Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. TIC pays SBFM, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of the Portfolios. This fee is calculated daily and paid monthly.

     Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Portfolios' transfer agent. CTB receives accounts fees and asset-based fees that vary according to the size and type of account. During the year ended December 31, 2002, each Portfolio paid transfer agent fees of $5,000 to CTB.

     For the year ended December 31, 2002, Salomon Smith Barney Inc., another subsidiary of Citigroup, received brokerage commissions of $630 from MEG.

     One Trustee and all officers of the Trust are employees of Citigroup or its subsidiaries.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     3.  INVESTMENTS

     During the year ended December 31, 2002, the aggregate costs of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities), were as follows:

                         PORTFOLIO                             PURCHASES        SALES
-----------------------------------------------------------------------------------------
Travelers Quality Bond......................................  $341,586,463   $282,045,268
Lazard International Stock..................................    58,221,233     66,915,983
MFS Emerging Growth.........................................   207,595,521    228,196,760
Federated High Yield........................................    32,582,341     22,457,357
Federated Stock.............................................     4,497,763     14,420,289
Disciplined Mid Cap Stock...................................    92,562,182     75,691,767
-----------------------------------------------------------------------------------------

     At December 31, 2002, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

                                                                 GROSS          GROSS
                                                               UNREALIZED     UNREALIZED    NET UNREALIZED
PORTFOLIO                                                     APPRECIATION   DEPRECIATION    DEPRECIATION
----------------------------------------------------------------------------------------------------------
Travelers Quality Bond......................................   $4,353,073    $(8,120,846)    $ (3,767,773)
Lazard International Stock..................................    4,799,647    (16,490,126)     (11,690,479)
MFS Emerging Growth.........................................    6,459,004    (20,202,291)     (13,743,287)
Federated High Yield........................................    1,614,149     (7,111,348)      (5,497,199)
Federated Stock.............................................    3,127,632     (6,001,013)      (2,873,381)
Disciplined Mid Cap Stock...................................    8,343,725    (18,011,787)      (9,668,062)
----------------------------------------------------------------------------------------------------------

     4.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodians take possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

     5.  FUTURES CONTRACTS

     LIS, MEG and DMCS may from time to time enter into futures contracts.

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolios' basis in the contract.

     The Portfolios enter into such contracts to hedge a portion of their portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At December 31, 2002, DMCS had the following open futures contracts.

                                             EXPIRATION     # OF        BASIS        MARKET     UNREALIZED
                                             MONTH/YEAR   CONTRACTS     VALUE        VALUE         LOSS
----------------------------------------------------------------------------------------------------------
PURCHASED CONTRACTS:
S&P MidCap 400.............................     3/03         10       $2,158,330   $2,149,500    $(8,830)
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     6.  OPTION CONTRACTS

     LIS, MEG, FHY and DMCS may from time to time enter into option contracts.

     Premiums paid when put or call options are purchased by the Portfolios, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into a closing sales transaction, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolios exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

     At December 31, 2002, the Portfolios did not hold any purchased call or put option contracts.

     When the Portfolios write a covered call or put option, an amount equal to the premium received by the Portfolios is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolios realize a gain. When the Portfolios enter into a closing purchase transaction, the Portfolios realize a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolios purchase upon exercise. When written index options are exercised, settlement is made in cash.

     The risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolios are exposed to the risk of a loss if the market price of the underlying security declines. The risk in writing a call option is that the Portfolios are exposed to the risk of a loss if the market price of the underlying security increases.

     During the year ended December 31, 2002, the Portfolios did not enter into any written covered call or put option contracts.

     7.  FORWARD FOREIGN CURRENCY CONTRACTS

     LIS and MEG may from time to time enter into forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The Portfolios bear the market risk that arises from changes in foreign currency exchange rates and the credit risk should a counterparty be unable to meet the terms of such contracts.

     At December 31, 2002, LIS and MEG had open forward foreign currency contracts as described below. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

LAZARD INTERNATIONAL STOCK PORTFOLIO

                                                                LOCAL     MARKET    SETTLEMENT   UNREALIZED
FOREIGN CURRENCY                                              CURRENCY     VALUE       DATE      GAIN (LOSS)
------------------------------------------------------------------------------------------------------------
TO BUY:
Australian Dollar...........................................   172,535    $97,094     1/2/03       $ (371)
Euro........................................................    94,908     99,530     1/2/03        1,879
Euro........................................................    23,833     24,993     1/3/03           10
Japanese Yen................................................  7,012,659    59,049     1/6/03          598
Japanese Yen................................................  8,846,720    74,493     1/7/03         (239)
------------------------------------------------------------------------------------------------------------
                                                                                                    1,877
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                LOCAL     MARKET    SETTLEMENT   UNREALIZED
FOREIGN CURRENCY                                              CURRENCY     VALUE       DATE      GAIN (LOSS)
------------------------------------------------------------------------------------------------------------
TO SELL:
Japanese Yen................................................  6,036,477   $50,829     1/6/03       $ (515)
Japanese Yen................................................  3,300,489    27,791     1/7/03           89
------------------------------------------------------------------------------------------------------------
                                                                                                     (426)
------------------------------------------------------------------------------------------------------------
Net Unrealized Gain on Open Forward
  Foreign Currency Contracts................................                                       $1,451
------------------------------------------------------------------------------------------------------------

MFS EMERGING GROWTH PORTFOLIO

                                                               LOCAL     MARKET    SETTLEMENT   UNREALIZED
FOREIGN CURRENCY                                              CURRENCY    VALUE       DATE      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------
TO BUY:
Euro........................................................   22,964    $24,083     1/3/03        $ 192
Norwegian Krone.............................................   19,912      2,841     1/3/03           30
-----------------------------------------------------------------------------------------------------------
                                                                                                     222
-----------------------------------------------------------------------------------------------------------
TO SELL:
Norwegian Krone.............................................  252,627     36,428     1/6/03         (111)
-----------------------------------------------------------------------------------------------------------
Net Unrealized Gain on Open Forward
  Foreign Currency Contracts................................                                       $ 111
-----------------------------------------------------------------------------------------------------------

     8.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

     9.  LENDING OF PORTFOLIO SECURITIES

     The Portfolios have an agreement with their custodian whereby the custodian may lend securities owned by a Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolios maintain exposure for the risk of any losses in the investments of amounts received as collateral.

     At December 31, 2002, LIS had loaned securities having a value of $9,863,515 and received cash collateral amounting to $10,105,747 which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio. In addition, LIS received securities collateral amounting to $275,643.

   Interest income earned by LIS from securities loaned for the year ended December 31, 2002 was $99,719.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   10.  CAPITAL LOSS CARRYFORWARDS

   At December 31, 2002, LIS, MEG, FHY, FSP and DMCS had, for Federal income tax purposes, approximately $39,436,000, $197,562,000, $11,969,000, $1,101,000 and
$9,667,000, respectively, of capital loss carryforward available to offset future capital gains. To the extent that these carryforward losses can be used to offset realized capital gains, it is probable that such gains will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:

                       PORTFOLIO                            2007       2008         2009          2010
----------------------------------------------------------------------------------------------------------
Lazard International Stock..............................        --         --   $ 16,611,000   $22,825,000
MFS Emerging Growth.....................................        --         --    123,707,000    73,855,000
Federated High Yield....................................  $182,000   $803,000      4,766,000     6,218,000
Federated Stock.........................................        --         --        128,000       973,000
Disciplined Mid Cap Stock...............................        --         --             --     9,667,000
----------------------------------------------------------------------------------------------------------

In addition, LIS, MEG, FHY, FSP and DMS had the following capital losses realized after October 31, 2002, which were deferred for Federal income tax purposes to the first day of the following fiscal year:

                         PORTFOLIO
------------------------------------------------------------------------
Lazard International Stock..................................  $2,161,056
MFS Emerging Growth.........................................   6,936,541
Federated High Yield........................................     752,399
Federated Stock.............................................     981,548
Disciplined Mid Cap Stock...................................     824,430
------------------------------------------------------------------------

11. INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

At December 31, 2002, the tax basis components of distributable earnings were:

                                                          UNDISTRIBUTED     ACCUMULATED      UNREALIZED
PORTFOLIO                                                ORDINARY INCOME   CAPITAL LOSSES   DEPRECIATION
--------------------------------------------------------------------------------------------------------
Travelers Quality Bond.................................     $739,731                  --    $ (3,767,773)
Lazard International Stock.............................        3,654       $ (39,436,337)    (11,661,861)
MFS Emerging Growth....................................           --        (197,562,158)    (13,743,162)
Federated High Yield...................................      109,418         (11,969,058)     (5,497,199)
Federated Stock........................................           --          (1,101,356)     (2,873,381)
Disciplined Mid Cap Stock..............................           --          (9,666,674)     (9,668,062)
--------------------------------------------------------------------------------------------------------

The difference between book basis and tax basis unrealized depreciation is attributable primarily to wash sale and other loss deferrals.

The tax character of distributions paid during the year ended December 31, 2002 was:

                                                               ORDINARY       LONG TERM
PORTFOLIO                                                       INCOME      CAPITAL GAINS      TOTAL
-------------------------------------------------------------------------------------------------------
Travelers Quality Bond......................................  $17,441,531           --      $17,441,531
Lazard International Stock..................................    2,266,863           --        2,266,863
Federated High Yield........................................    7,888,998           --        7,888,998
Federated Stock.............................................      832,675           --          832,675
Disciplined Mid Cap Stock...................................      660,997     $125,180          786,177
-------------------------------------------------------------------------------------------------------

For the year ended December 31, 2002, MEG did not make any distributions.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   12.  SHARES OF BENEFICIAL INTEREST

   The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Portfolio were as follows:

                                                                   YEAR ENDED           YEAR ENDED
                                                                DECEMBER 31, 2002    DECEMBER 31, 2001
------------------------------------------------------------------------------------------------------
TRAVELERS QUALITY BOND PORTFOLIO
Shares sold.................................................         8,361,815            8,198,262
Shares issued on reinvestment...............................         1,568,847              359,941
Shares reacquired...........................................        (4,599,695)          (1,890,865)
------------------------------------------------------------------------------------------------------
Net Increase................................................         5,330,967            6,667,338
------------------------------------------------------------------------------------------------------
LAZARD INTERNATIONAL STOCK PORTFOLIO
Shares sold.................................................        56,655,129           70,194,052
Shares issued on reinvestment...............................           282,266              511,176
Shares reacquired...........................................       (57,538,184)         (68,488,174)
------------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................          (600,789)           2,217,054
------------------------------------------------------------------------------------------------------
MFS EMERGING GROWTH PORTFOLIO
Shares sold.................................................         1,009,475            2,194,959
Shares issued on reinvestment...............................                --            5,659,420
Shares reacquired...........................................        (4,521,297)          (3,053,389)
------------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................        (3,511,822)           4,800,990
------------------------------------------------------------------------------------------------------
FEDERATED HIGH YIELD PORTFOLIO
Shares sold.................................................         2,215,620              778,521
Shares issued on reinvestment...............................         1,051,969              545,081
Shares reacquired...........................................        (1,401,244)            (780,111)
------------------------------------------------------------------------------------------------------
Net Increase................................................         1,866,345              543,491
------------------------------------------------------------------------------------------------------
FEDERATED STOCK PORTFOLIO
Shares sold.................................................           351,152              552,508
Shares issued on reinvestment...............................            66,878              153,869
Shares reacquired...........................................        (1,047,691)            (637,539)
------------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................          (629,661)              68,838
------------------------------------------------------------------------------------------------------
DISCIPLINED MID CAP STOCK PORTFOLIO
Shares sold.................................................         2,217,193            2,550,543
Shares issued on reinvestment...............................            58,969              533,300
Shares reacquired...........................................        (1,155,780)          (1,244,554)
------------------------------------------------------------------------------------------------------
Net Increase................................................         1,120,382            1,839,289
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

          TRAVELERS QUALITY BOND PORTFOLIO             2002(1)      2001(1)     2000(1)     1999(1)      1998
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR...................   $11.39       $11.00      $10.82      $10.76     $10.36
--------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(2)...........................     0.51         0.59        0.73        0.64       0.37
  Net realized and unrealized gain (loss)(2).........     0.14         0.20        0.00*      (0.51)      0.51
--------------------------------------------------------------------------------------------------------------
Total Income From Operations.........................     0.65         0.79        0.73        0.13       0.88
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income..............................    (0.85)       (0.40)      (0.55)      (0.00)*    (0.37)
  Net realized gains.................................    (0.16)          --          --       (0.07)     (0.11)
--------------------------------------------------------------------------------------------------------------
Total Distributions..................................    (1.01)       (0.40)      (0.55)      (0.07)     (0.48)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.........................   $11.03       $11.39      $11.00      $10.82     $10.76
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN.........................................     5.81%        7.13%       6.97%       1.09%      8.49%
--------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (MILLIONS)...................     $206         $152         $73         $59        $36
--------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)........................................     0.44%        0.45%       0.49%       0.54%      0.63%
  Net investment income(2)...........................     4.48         5.14        6.81        5.86       5.51
--------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..............................      176%         225%        157%        357%       364%
--------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Without the adoption of the change in the accounting method discussed in
    Note 1 to the financial statements, for the year ended December 31, 2001, those amounts would have been $0.61, $0.18 and 5.31% for net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(3) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.75%.

 *  Amount represents less than $0.01 per share.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

        LAZARD INTERNATIONAL STOCK PORTFOLIO           2002(1)      2001(1)     2000(1)     1999(1)     1998(1)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR...................    $9.30       $13.15      $15.65      $12.88      $11.57
----------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income..............................     0.11         0.11        0.13        0.17        0.10
  Net realized and unrealized gain (loss)............    (1.31)       (3.50)      (1.88)       2.63        1.37
----------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations..................    (1.20)       (3.39)      (1.75)       2.80        1.47
----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income..............................    (0.19)       (0.02)      (0.32)      (0.03)      (0.04)
  Net realized gains.................................       --        (0.44)      (0.43)      (0.00)*     (0.12)
----------------------------------------------------------------------------------------------------------------
Total Distributions..................................    (0.19)       (0.46)      (0.75)      (0.03)      (0.16)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.........................    $7.91       $ 9.30      $13.15      $15.65      $12.88
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN.........................................   (12.96)%     (26.19)%    (11.50)%     21.78%      12.59%
----------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (MILLIONS)...................      $97         $120        $141        $119         $53
----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(2)........................................     1.06%        1.01%       1.02%       1.06%       1.25%
  Net investment income..............................     1.32         1.01        0.92        1.25        0.78
----------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..............................       55%          81%         39%         35%         44%
----------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.25%.

 *  Amount represents less than $0.01 per share.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

           MFS EMERGING GROWTH PORTFOLIO              2002(1)      2001(1)     2000(1)     1999(1)     1998(1)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..................   $11.00       $22.60      $29.82      $16.87      $12.56
---------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment loss...............................    (0.03)       (0.02)      (0.05)      (0.06)      (0.07)
  Net realized and unrealized gain (loss)...........    (3.73)       (8.20)      (5.70)      13.01        4.38
---------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.................    (3.76)       (8.22)      (5.75)      12.95        4.31
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net realized gains................................       --        (3.38)      (1.47)         --          --
---------------------------------------------------------------------------------------------------------------
Total Distributions.................................       --        (3.38)      (1.47)         --          --
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR........................    $7.24       $11.00      $22.60      $29.82      $16.87
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN........................................   (34.18)%     (36.18)%    (20.13)%     76.76%      34.32%
---------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (MILLIONS)..................     $144         $258        $420        $413        $170
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Interest expense..................................       --         0.00%*      0.04%         --          --
  Operating expenses(2).............................     0.89%        0.89        0.86        0.87%       0.89%
  Total expenses....................................     0.89         0.89        0.90        0.87        0.89
  Net investment loss...............................    (0.32)       (0.12)      (0.18)      (0.29)      (0.47)
---------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.............................      114%         266%        203%        168%         77%
---------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) As a result of a voluntary expense limitation, the ratio of expenses to average net assets (excluding interest expense) will not exceed 0.95%.

 *  Percentage represents less than 0.01%.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

         FEDERATED HIGH YIELD PORTFOLIO            2002(1)     2001(1)      2000       1999       1998
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR...............    $8.55       $9.50      $11.44     $11.11     $11.34
--------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(2).......................     0.74        0.97        1.25       1.01       0.71
  Net realized and unrealized loss(2)............    (0.46)      (0.77)      (2.11)     (0.67)     (0.18)
--------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations..............     0.28        0.20       (0.86)      0.34       0.53
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income..........................    (1.46)      (1.15)      (1.08)     (0.00)*    (0.71)
  Net realized gains.............................       --          --          --      (0.01)     (0.05)
--------------------------------------------------------------------------------------------------------
Total Distributions..............................    (1.46)      (1.15)      (1.08)     (0.01)     (0.76)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.....................    $7.37       $8.55      $ 9.50     $11.44     $11.11
--------------------------------------------------------------------------------------------------------
TOTAL RETURN.....................................     3.72%       1.94%      (8.15)%     3.10%      4.71%
--------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)..................  $47,797     $39,522     $38,736    $49,816    $40,989
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)....................................     0.89%       0.89%       0.88%      0.84%      0.90%
  Net investment income(2).......................     9.09       10.45       10.61       9.15       8.60
--------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..........................       58%         44%         19%        23%        31%
--------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Without the adoption of the change in the accounting method discussed in
    Note 1 to the financial statements, for the year ended December 31, 2001, those amounts would have been $0.98, $0.78 and 10.51% for net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(3) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.95%.

 *  Amount represents less than $0.01 per share.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

            FEDERATED STOCK PORTFOLIO              2002(1)     2001(1)      2000       1999       1998
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR...............   $15.40      $15.99      $16.34     $15.66     $13.83
--------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income..........................     0.16        0.16        0.21       0.16       0.13
  Net realized and unrealized gain (loss)........    (3.13)       0.11        0.33       0.68       2.33
--------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations..............    (2.97)       0.27        0.54       0.84       2.46
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income..........................    (0.37)      (0.20)      (0.18)        --      (0.13)
  Net realized gains.............................       --       (0.66)      (0.71)     (0.16)     (0.50)
--------------------------------------------------------------------------------------------------------
Total Distributions..............................    (0.37)      (0.86)      (0.89)     (0.16)     (0.63)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.....................   $12.06      $15.40      $15.99     $16.34     $15.66
--------------------------------------------------------------------------------------------------------
TOTAL RETURN.....................................   (19.32)%      1.67%       3.77%      5.34%     17.84%
--------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)..................  $27,050     $44,244     $44,813    $49,612    $35,420
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(2)....................................     0.84%       0.81%       0.82%      0.82%      0.91%
  Net investment income..........................     1.14        0.99        1.23       1.14       1.14
--------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..........................       13%         14%         24%        23%        31%
--------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.95%.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

      DISCIPLINED MID CAP STOCK PORTFOLIO          2002      2001(1)     2000(1)     1999(1)      1998
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.............    $15.41      $17.26     $15.61      $14.34      $12.47
--------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(2).....................      0.03        0.06       0.08        0.02        0.04
  Net realized and unrealized gain (loss)......     (2.23)      (0.78)      2.46        1.84        2.05
--------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations............     (2.20)      (0.72)      2.54        1.86        2.09
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income........................     (0.08)      (0.04)     (0.03)      (0.02)         --
  Net realized gains...........................     (0.02)      (1.09)     (0.86)      (0.57)      (0.22)
--------------------------------------------------------------------------------------------------------
Total Distributions............................     (0.10)      (1.13)     (0.89)      (0.59)      (0.22)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR...................    $13.11      $15.41     $17.26      $15.61      $14.34
--------------------------------------------------------------------------------------------------------
TOTAL RETURN...................................    (14.32)%     (4.02)%    16.61%      13.47%      16.91%
--------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)................  $111,101    $113,348    $95,216     $45,068     $19,460
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(2)(3)...............................      0.85%       0.83%      0.88%       0.95%       0.95%
  Net investment income........................      0.23        0.37       0.49        0.28        0.48
--------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE........................        67%         40%        67%         71%        109%
--------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Travelers Insurance Company has waived all or a portion of its fees for the years ended December 31, 1999 and 1998. In addition, Travelers Insurance Company has reimbursed the Portfolio for $13,500 and $29,138 of the Portfolio's expenses for the years ended December 31, 1999 and 1998, respectively. If such fees were not waived or expenses not reimbursed, the per share decreases to net investment income and the actual expense ratios would have been as follows:

                          PER SHARE DECREASES                EXPENSE RATIOS WITHOUT
                        TO NET INVESTMENT INCOME         FEE WAIVERS AND REIMBURSEMENT
                        ------------------------         ------------------------------
    1999                         $0.01                                0.99%
    1998                          0.02                                1.22

(3) As a result of voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.95%.

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
THE TRAVELERS SERIES TRUST:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock, and Disciplined Mid Cap Stock Portfolios ("Portfolios") of The Travelers Series Trust ("Trust") as of December 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2002, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                              [KPMG LLP SIGNATURE]

New York, New York
February 12, 2003

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED)

INFORMATION ABOUT TRUSTEES AND OFFICERS

     The business and affairs of The Travelers Series Trust ("Trust") are managed under the direction of the Trust's Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Trust's administrator at 1-800-842-9368.

                                                                                           NUMBER OF
                                              TERM OF                                     PORTFOLIOS
                                            OFFICE* AND                                     IN FUND
                             POSITION(S)      LENGTH                                        COMPLEX              OTHER
                              HELD WITH       OF TIME     PRINCIPAL OCCUPATION(S) DURING  OVERSEEN BY         TRUSTEESHIPS
   NAME, ADDRESS AND AGE        TRUST         SERVED             PAST FIVE YEARS            TRUSTEE         HELD BY TRUSTEE
---------------------------  ------------   -----------   ------------------------------  -----------   ------------------------
NON-INTERESTED TRUSTEES:
Robert E. McGill, III        Trustee          Since       Retired                              5        Lydall Inc.; Board of
295 Hancock Road                               1990                                                     Managers of 6 Variable
Williamstown, MA                                                                                        Annuity Separate
Age 71                                                                                                  Accounts of The
                                                                                                        Travelers Insurance
                                                                                                        Company ("TIC")
Lewis Mandell                Trustee          Since       Professor, University of             5        Delaware North Corp.;
160 Jacobs Hall                                1990       Buffalo                                       Board of Managers of 6
Buffalo, NY                                                                                             Variable Annuity
Age 60                                                                                                  Separate Accounts of TIC
Frances M. Hawk,             Trustee          Since       Private Investor                     5        Board of Managers of 6
  CFA, CPA                                     1991                                                     Variable Annuity
108 Oxford Hill Lane                                                                                    Separate Accounts of TIC
Downingtown, PA
Age 55
INTERESTED TRUSTEE:
R. Jay Gerken**              Chairman,        Since       Managing Director of Salomon       227        Chairman, Board of
SSB                          President,        2002       Smith Barney Inc. ("SSB");                    Managers of 6 Variable
399 Park Avenue, 4th Floor   Chief                        Chairman, President and Chief                 Annuity Separate
New York, NY 10022           Executive                    Executive Officer of Smith                    Accounts of TIC
Age 51                       Officer and                  Barney Fund Management LLC
                             Trustee                      ("SBFM"), Travelers Investment
                                                          Adviser, Inc. ("TIA") and Citi
                                                          Fund Management Inc.

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

                                                                                           NUMBER OF
                                              TERM OF                                     PORTFOLIOS
                                            OFFICE* AND                                     IN FUND
                             POSITION(S)      LENGTH                                        COMPLEX              OTHER
                              HELD WITH       OF TIME     PRINCIPAL OCCUPATION(S) DURING  OVERSEEN BY         TRUSTEESHIPS
   NAME, ADDRESS AND AGE        TRUST         SERVED             PAST FIVE YEARS            TRUSTEE         HELD BY TRUSTEE
---------------------------  ------------   -----------   ------------------------------  -----------   ------------------------
EXECUTIVE OFFICERS:
Lewis E. Daidone             Chief            Since       Managing Director of SSB;        N/A                    N/A
SSB                          Administrative    1996       Former Chief Financial Officer
125 Broad Street             Officer                      and Treasurer of mutual funds
11th Floor                                                affiliated with Citigroup
New York, NY 10004                                        Inc.; Director and Senior Vice
Age 45                                                    President of SBFM and TIA
Richard L. Peteka            Treasurer      Since 2002    Director of SSB; Director and    N/A                    N/A
SSB                                                       Head of Internal Control for
125 Broad Street, 11th                                    Citigroup Asset Management
Floor                                                     U.S. Mutual Fund
New York, NY 10004                                        Administration from 1992-2002;
Age 41                                                    Vice President, Head of Mutual
                                                          Fund Administration and
                                                          Treasurer of Oppenheimer
                                                          Capital from 1996-1999
Kaprel Ozsolak               Controller     Since 2002    Vice President of SSB            N/A                    N/A
SSB
125 Broad Street, 11th
Floor
New York, NY 10004
Age 37
Ernest J. Wright             Secretary        Since       Vice President and Secretary     N/A                    N/A
Travelers Life & Annuity                       1994       of TIC
One Cityplace
Hartford, CT 06103
Age 62
Kathleen A. McGah            Assistant        Since       Deputy General Counsel of TIC    N/A                    N/A
Travelers Life & Annuity     Secretary         1995
One Cityplace
Hartford, CT 06103
Age 52

---------------
 *Each Trustee and Officer serves until his or her successor has been duly elected and qualified.
**Mr. Gerken is an "interested person" as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is Managing Director of SSB, an indirect wholly owned subsidiary of Citigroup Inc., and his ownership of shares and options to purchase shares of Citigroup Inc., the indirect parent of TIC.

--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)

For Federal tax purposes the Trust hereby designates for the fiscal year ended December 31, 2002:

     - Percentages of ordinary dividends paid as qualifying for the dividends received deduction:

              Federated Stock Portfolio                           100.00%
              Disciplined Mid Cap Stock Portfolio                 100.00

     - Total long-term capital gains distributions paid:

              Disciplined Mid Cap Stock Portfolio              125,180

The following percentages of ordinary dividends paid by the Trust from net investment income are derived from Federal obligations and may be exempt from taxation at the state level:

              Travelers Quality Bond Portfolio                     29.47%
              Disciplined Mid Cap Stock Portfolio                   0.36

                     (This page intentionally left blank.)

                               Investment Adviser

              TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC

                             Hartford, Connecticut

                              Independent Auditors

                                    KPMG LLP

                               New York, New York

                                   Custodian

                      STATE STREET BANK AND TRUST COMPANY

This report is prepared for the general information of contract owners and is not an offer of shares of The Travelers Series Trust: Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock and Disciplined Mid Cap Stock Portfolios. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Annuity and Variable Universal Life Insurance products offered by The Travelers Insurance Company or Travelers Life and Annuity Company, and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

Series Trust (Annual) (2-03) Printed in U.S.A.

ANNUAL REPORT
DECEMBER 31, 2002

                                                              [UMBRELLA GRAPHIC]

                  THE TRAVELERS SERIES TRUST:

                  CONVERTIBLE SECURITIES PORTFOLIO
                  MFS MID CAP GROWTH PORTFOLIO
                  MFS RESEARCH PORTFOLIO

[TRAVELERS LIFE AND ANNUITY LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Cityplace
Hartford, CT 06103

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            LETTER FROM THE CHAIRMAN       [R. JAY GERKEN PHOTO]

                                                        R. JAY GERKEN
                                                        Chairman, President and
                                                        Chief Executive Officer

DEAR SHAREHOLDER,

Please allow me to introduce myself as the new Chairman, President and Chief Executive Officer of The Travelers
Series Trust -- Convertible Securities Portfolio, MFS
Mid Cap Growth Portfolio and MFS Research Portfolio
("Portfolio(s)"),(1) replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney
Inc.'s new Equity Research Policy Committee. On behalf of all our shareholders and the Portfolios' Board of Trustees, I would like to extend my deepest gratitude to Heath for his years of service and for his dedication to keeping shareholders' needs as the firm's top priority.
I look forward to keeping you informed about the investment perspectives of the Portfolios' managers through periodically providing you with these shareholder letters in the future.

To better acquaint you with my experience, I am currently a managing director of Salomon Smith Barney
Inc., and I have previously managed the Smith Barney
Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from its inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the States of Illinois and Colorado.

Enclosed herein is the annual report for the Portfolios for the year ended December 31, 2002. In this report, the Portfolios' managers summarize what they believe to be the period's prevailing economic and market conditions and outline the Portfolios' investment strategies. A detailed summary of the Portfolios' performance can be found in the appropriate sections that follow. I hope you find this report to be useful and informative.

PERFORMANCE UPDATE(2)

Performance of The Travelers Series Trust for the Year Ended December 31, 2002
-------------------------------------------------------------------------------
Convertible Securities Portfolio..............................         (6.99)%
MFS Mid Cap Growth Portfolio..................................        (48.83)
MFS Research Portfolio........................................        (25.14)

MARKET OVERVIEW AND OUTLOOK

When the first quarter of 2002 commenced, the U.S. economy and financial markets appeared on pace toward recovery from the shock of the tragic terrorist attacks on September 11, 2001. However, questionable corporate accounting practices, softening economic data and the prospect of conflict in Iraq increased investors' fears. Consequently, most stock markets around the world were plagued by volatility, prompting many equity investors to seek safer havens in fixed-income securities. Although most bonds benefited from this move of investment capital, U.S. Treasury securities were among the most notable fixed-income investments that provided exceptional returns during 2002 as prices on these government issues, which move inversely to the securities' yields, rose to levels not seen in decades.

---------------
1 The Portfolios are underlying investment options of various variable annuity and life products.
2 The performance returns set for above do not reflect the reduction of charges and expenses imposed in connection with investing in variable annuity or life contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Portfolios.

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

The Federal Open Market Committee ("FOMC")(3) surprised the market with a larger-than-expected reduction in its short-term interest rate target on November 6, 2002 to 1.25% to help the economy work through its current soft spot. The reduction marked the FOMC's first change to its short-term rate target in almost a year. Although stocks initially reacted positively to the rate reduction, stocks faltered and bonds rallied at the end of the year, thus completing a difficult year for equities and a terrific one for many fixed-income securities classes. Bonds outperformed stocks for the third year in a row, marking the first time that bonds beat equities for three consecutive years since the 1939 to 1941 period.

Going forward, the economy looks to continue a modest, albeit below-trend, pace of growth in 2003. For all of 2002, Gross Domestic Product ("GDP")(4) growth was around 2.6%, indicating a slow recovery, but a recovery nonetheless. Although we believe the economy is still facing challenges, growth is expected to be somewhat stronger in 2003 than in 2002. The primary source of growth appears set to shift from the consumer sector to a better-balanced mix of business investment and consumer spending. Corporate financial health appears to be slowly improving. Modest gains in profits have been observed in an environment of very little pricing power and consequently, of low inflation. We believe that cost cutting has generally resulted in large gains in productivity, and is largely responsible for the improving earnings environment. Although business investment spending on equipment and software grew modestly in each of the last two quarters of 2002, the outlook for continued capital spending remains clouded by near-term uncertainty.

Thank you for your investment in The Travelers Series Trust -- Convertible Securities Portfolio, MFS Mid Cap Growth Portfolio and MFS Research Portfolio. We look forward to continuing to help you meet your investment objectives.

Sincerely,

/s/ R. JAY GERKEN

R. Jay Gerken
Chairman, President and
Chief Executive Officer

January 17, 2003

The information provided in these commentaries by the portfolio managers represents the opinion of the portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio managers and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Portfolios or that the percentage of the Portfolios' assets in various sectors will remain the same. Please refer to pages 9 through 22 for a list and percentage breakdown of the Portfolios' holdings. Also, please note that any discussion of the Portfolios' holdings, the Portfolios' performance, and the portfolio managers' views are as of December 31, 2002 and are subject to change.

---------------
3 The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
4 GDP is a market value of goods and services produced by labor and property in a given country.
 2

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             LETTER FROM THE MANAGER

CONVERTIBLE SECURITIES PORTFOLIO

INVESTMENT STRATEGY

The Convertible Securities Portfolio ("Portfolio") seeks current income and capital appreciation. The Portfolio normally invests at least 80% of its assets in convertible securities. Convertible securities are corporate securities, usually preferred stocks or bonds, that are exchangeable for a set number of another form of security, usually common stock, at a pre-set price. The Portfolio invests in companies of any size or industry. Some of these securities may have a lower rating (junk bonds) or may be unrated.

PERFORMANCE UPDATE

For the year ended December 31, 2002, the Portfolio returned negative 6.99%. In comparison, the Merrill Lynch Investment Grade Convertibles Bond Index ("Merrill Lynch Convertible Index")(1) returned negative 9.13% for the same period.

PORTFOLIO MANAGER PORTFOLIO OVERVIEW

Renewed market optimism and strong comparable corporate earnings sparked a fourth quarter stock market rally that ended 2002 on a high note. However, the higher returns for the fourth quarter weren't enough to keep the broad-based stock market indices from returning losses for the third consecutive year. The fourth quarter rise in the convertibles market was equally strong, as market participants were eager to put money to work.

The fourth quarter's and full-year's relative performance was driven by the Portfolio's orientation towards investment-grade companies. We believe that this bias towards investment-grade companies gives the Portfolio a favorable risk reward profile that generally helps its performance in down markets.

In the fourth quarter of 2002, as the market generally moved into positive territory, all 12 sectors of the Merrill Lynch Convertibles Index reported gains. The top performing sectors of the Index were materials, technology and telecommunications. Analogous to the theme for the convertibles market, the Portfolio's top performing security was Corning Inc., one of the so-called "fallen angels." This optical cable and fiber company strengthened its balance sheet over the fourth quarter by selling off its non-core projection lens business to Minnesota Mining and Manufacturing Corp. (3M Co.). The sale added approximately $850 million to Corning's balance sheet. This infusion of cash should allow Corning to cover all of its cash obligations in 2003, and should allow them to exit 2003 with $1.6 billion in cash. Corning's underlying stock increased an impressive 106% for the fourth quarter.

Additionally, shares of The Gap, Inc., an international apparel retailer, gained 43% for the fourth quarter. This relatively strong performance is attributable to stronger-than-expected holiday sales, internal growth and a new management team. The worst performing sectors for the Index were industrial and utilities. The Portfolio's worst performing convertible security for the fourth quarter was that of Charter Communications Inc., which did not benefit from the rise in more speculative grade convertibles in the fourth quarter.

PORTFOLIO MANAGER PORTFOLIO OUTLOOK

The fourth quarter of 2002 was the only bright spot to speak of in the convertible market for the year. The generally negative stock market returns of 2002 created what we feel were some real buying opportunities in select securities, as valuations fell to levels we believed to be attractive. However, for the most part, selling was the dominant theme in 2002. While we remain mindful of the current market intolerance for disappointing earnings and geopolitical risks, we believe our model-based approach has helped us stay focused on adding value to the Portfolio. As always, we proceed with caution regarding the challenges that face us, and look forward to building on our success.

---------------
1 Merrill Lynch Convertible Index comprises approximately 115 investment-grade convertible bond issues. The index excludes those issues that have mandatory conversion features. Please note that an investor cannot invest directly in an index.

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

MFS MID CAP GROWTH PORTFOLIO

INVESTMENT STRATEGY

The MFS Mid Cap Growth Portfolio ("Portfolio") seeks long-term growth of capital. The Portfolio normally invests at least 80% of its net assets in securities of medium-sized companies. Medium-sized market capitalization companies are those with market capitalizations of at least $250 million but not exceeding the top range of the Russell Mid Cap Growth Index ("Russell Mid Cap Growth")(2) at the time of investment.

PERFORMANCE UPDATE

For the year ended December 31, 2002, the Portfolio returned negative 48.83%. In comparison, the Russell 2000 Index ("Russell 2000")(3) and the Russell Mid Cap Growth returned negative 20.48% and negative 27.41%, respectively, for the same period.

PORTFOLIO MANAGER PORTFOLIO OVERVIEW

Despite a fourth-quarter rally in the stock market, 2002 was a challenging year for stock investors, with most equity indices posting double-digit declines. Fundamentals -- key business factors such as earnings, profits, and cash flow -- deteriorated in almost all industries. Business spending virtually evaporated as companies, having failed to reach their own sales targets, postponed spending on new plants, equipment, and hiring. Corporate accounting scandals, as well as geopolitical uncertainty in Iraq and North Korea, added to the market's woes in 2002.

Most of the Portfolio's underperformance occurred in the first half of the period, when the Portfolio held a number of very large positions in stocks that fell dramatically. Until late in 2001, a strategy of holding large positions in stocks in which we had long-term confidence had worked relatively well for the Portfolio. In the first half of 2002, however, that same strategy contributed to the Portfolio's negative returns. The prices of many key Portfolio holdings collapsed, including technology stocks VeriSign and Citrix, and holdings in business services firm CSG Systems, telecom company American Tower Systems Corp., and health care firms Cytyc Corp. and Genzyme Corp.

As stated in the Portfolio's June 2002 semi-annual report, the strategy of the Portfolio was modified in June. We began a transition to what we believe to be a more diversified and less concentrated Portfolio, with more companies represented in the Portfolio and smaller positions in individual companies. By the end of the year, the transition had been completed, and we believe in 2003 investors will be able to see how this new Portfolio construction performs.

In the first half of 2002, one of the few areas that benefited the Portfolio's performance was its relatively large energy position. After President Bush addressed the United Nations regarding the threat of terrorism, we believe the market began to "price-in" a war premium, and energy stocks rose. The Portfolio sold into that strength and took some profits.

In the latter half of the period, we began to see some benefits from diversifying into some relatively new areas for the Portfolio. In property and casualty insurance and in advertising-sensitive media, which we view as cyclical industries, the Portfolio took positions in what our research indicated was an upturn in the business cycle. Insurance firms benefited from price increases, after many years in which competition had cut the industry's pricing to unprofitable levels. After falling off in the recession of 2001, advertising spending by corporations began to recover somewhat in 2002 which helped the stocks of media firms, whose revenues come largely from ad sales, including broadcasters and newspaper publishers. The Portfolio's increased diversification across the health care sector, with new holdings in the biotechnology and medical device areas, also aided its relative performance.

---------------
2 The Russell Mid Cap Growth measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) Please note that an investor cannot invest directly in an index.
3 The Russell 2000 measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.
 4

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

PORTFOLIO MANAGER PORTFOLIO OUTLOOK

We have taken a relatively diversified approach entering 2003, positioning the Portfolio broadly across industries. We anticipate a modest economic recovery throughout the year. However, we expect the market will remain volatile and uncertain through the first half, due to conflicting economic data showing the economy as weak by some measures and strong by other indications. We expect continued uncertainty over Iraq may also hold back any dramatic market advance. We hope to take advantage of this near-term market volatility to continue developing Portfolio positions, especially in more traditional growth areas such as technology, retail, and business services.

MFS RESEARCH PORTFOLIO

INVESTMENT STRATEGY

The MFS Research Portfolio ("Portfolio") seeks long-term growth of capital and future income. Under normal market circumstances, the Portfolio invests at least 80% of its net assets in common stock of companies of any size. A committee of investment research analysts allocates the Portfolio's assets among various industries. Individual analysts then select what they view as the securities best suited to achieve the Portfolio's investment objective within their assigned industry responsibility.

PERFORMANCE UPDATE

For the year ended December 31, 2002, the Portfolio returned negative 25.14%. In comparison, the S&P 500 Index ("S&P 500")(4) returned negative 22.09% for the same period.

PORTFOLIO MANAGER PORTFOLIO OVERVIEW

It was a difficult year for the stock market. All of the sectors in the S&P 500 posted negative returns for 2002. This was the first time all sectors were down since Standard & Poor's started collecting sector data in 1981. Deteriorating economic conditions, corporate accounting scandals, and the possibility of war with Iraq contributed to the market's decline. Technology, telecommunications, and utilities stocks were particularly hard hit; each was down more than 30% for the year.

The Portfolio owned few utilities and, relative to the S&P 500, was underweighted in the technology and telecommunications sectors. Utilities were weak because of overcapacity and lower revenues that were the result of higher costs, fallout from corporate accounting scandals, and weak balance sheets. Technology stocks suffered primarily from a lack of corporate spending. Telecommunications companies performed poorly in the face of fierce competition for customers.

The Portfolio benefited from solid returns from financial and defensive stocks. Relative to our benchmark, the Portfolio was overweighted in the financial sector, especially property and casualty insurance companies and those holdings helped performance. For the past 12 months, property and casualty insurers were able to increase premiums. As a group, many firms in the sector were up modestly at a time when the rest of the market was down. Within banking, Bank of America Corp., with its strong consumer base and limited exposure to Latin American debt, was a standout for the Portfolio because of the strong performance of its consumer business lines.

Weak performance from selected stocks negatively impacted Portfolio's returns for the period. Although the overall financial sector positively contributed to the Portfolio, there were a few individual firms that did not perform well at all. FleetBoston Financial Corp. was hurt by its exposure to turbulent markets in Brazil and Argentina. The Portfolio was also negatively impacted by its holdings in Capital One Financial Corp., a credit card company, which was forced by regulators to increase its bad loan and capital reserves because the company had aggressively pursued consumers with weak credit histories.

Other stocks that performed particularly poorly for the Portfolio were Tyco International Ltd., Bristol-Myers Squibb Co., and AmDocs Ltd. Allegations of mismanagement and accounting scandals rocked Tyco. Bristol-Myers Squibbs' stock declined as many of its drugs came off patent protection. AmDocs, a software firm that supports the telecommunications industry, was hurt when accounting scandals at its two biggest clients, WorldCom and Qwest, hit those firms.

---------------
4 The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

PORTFOLIO MANAGER PORTFOLIO OUTLOOK

Going forward, we think that many of the strong performing financial stocks are nearing fair value, and we would expect to start switching some of those assets to other holdings. After a year of falling prices, pharmaceutical stocks are now attractively valued in our opinion. Eli Lilly & Co., Pfizer Inc., and Forest Laboratories, Inc. each have a potentially strong lineup of drugs in the approval pipeline and face limited competition from generic drugs.

After a difficult year in the market, we are finding many stocks whose prices are well below what we think they're worth. In particular, we are interested in larger, well-known names in established markets. We feel that some of these well-run companies were unfairly punished by market declines in 2002. We will be looking closely at companies where we see relatively stable earnings and a broad business mix. We think that business mix is important; if one division of a company falters, other more successful business units may be able to make up the lost earnings.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- CONVERTIBLE SECURITIES PORTFOLIO AS OF 12/31/02 (UNAUDITED)


    AVERAGE ANNUAL TOTAL RETURNS
    --------------------------------------------
    Year Ended 12/31/02                  (6.99)%
    5/1/98* through 12/31/02              4.79
              CUMULATIVE TOTAL RETURN
              -----------------------
    5/1/98* through 12/31/02             24.40%
    * Commencement of operations.

This chart assumes an initial investment of $10,000 made at inception on May 1, 1998, assuming reinvestment of dividends, through December 31, 2002. The Merrill Lynch Investment Grade Convertible Bond Index is comprised of 115 investment-grade convertible bond issues. The Index excludes those issues that have mandatory conversion features. (Investment-grade bonds are those rated in one of the four highest rating categories by any nationally recognized statistical rating organization.)

[Line Graph]

                                                                                                  MERRILL LYNCH INVESTMENT GRADE
                                                              CONVERTIBLE SECURITIES PORTFOLIO        CONVERTIBLE BOND INDEX
                                                              --------------------------------    ------------------------------
5/1/98                                                                    10000.00                           10000.00
12/98                                                                     10098.00                           10387.00
12/99                                                                     11987.00                           11594.00
12/00                                                                     13486.00                           13392.00
12/01                                                                     13376.00                           13375.00
12/31/02                                                                  12440.00                           12655.00

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- MFS MID CAP GROWTH PORTFOLIO AS OF 12/31/02
(UNAUDITED)


    AVERAGE ANNUAL TOTAL RETURNS
    -------------------------------------------
    Year Ended 12/31/02                (48.83)%
    3/23/98* through 12/31/02            (7.07)
              CUMULATIVE TOTAL RETURN
              -----------------------
    3/23/98* through 12/31/02          (29.52)%
    * Commencement of operations.

This chart assumes an initial investment of $10,000 made at inception on March 23, 1998, assuming reinvestment of dividends, through December 31, 2002. The Russell Midcap Growth Index measures the performance of these Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

[Line Graph]

                                                   MFS MID CAP GROWTH         RUSSELL MIDCAP GROWTH
                                                        PORTFOLIO                     INDEX                RUSSELL 2000 INDEX
                                                   ------------------         ---------------------        ------------------
3/23/98                                                 10000.00                    10000.00                    10000.00
12/98                                                   10050.00                     9935.00                     8981.00
12/99                                                   16499.00                    11747.00                    10891.00
12/00                                                   18031.00                    12716.00                    10562.00
12/01                                                   13772.00                    10154.00                    10824.00
12/31/02                                                 7048.00                     7372.00                     8607.00

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- MFS RESEARCH PORTFOLIO AS OF 12/31/02 (UNAUDITED)


    AVERAGE ANNUAL TOTAL RETURNS
    -------------------------------------------
    Year Ended 12/31/02                (25.14)%
    3/23/98* through 12/31/02            (6.73)
              CUMULATIVE TOTAL RETURN
              -----------------------
    3/23/98* through 12/31/02          (28.30)%
    * Commencement of operations.

This chart assumes an initial investment of $10,000 made at inception on March 23, 1998, assuming reinvestment of dividends, through December 31, 2002. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets.

[Line Graph]

                                                                   MFS RESEARCH PORTFOLIO                 S&P 500 INDEX
                                                                   ----------------------                 -------------
3/23/98                                                                   10000.00                           10000.00
12/98                                                                     10577.00                           11285.00
12/99                                                                     13080.00                           13658.00
12/00                                                                     12351.00                           12415.00
12/01                                                                      9578.00                           10940.00
12/31/02                                                                   7170.00                            8523.00

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 2002

                        CONVERTIBLE SECURITIES PORTFOLIO

  SHARES                                        SECURITY                               VALUE
-----------------------------------------------------------------------------------------------
                                              CONVERTIBLE PREFERRED STOCK -- 36.5%
-----------------------------------------------------------------------------------------------
AUTOMOTIVE -- 8.8%
    50,000            Ford Motor Co. Capital Trust, Exchange 6.500%...............  $ 2,042,500
    98,000            General Motors Corp., Exchange 5.250%.......................    2,263,800
-----------------------------------------------------------------------------------------------
                                                                                      4,306,300
-----------------------------------------------------------------------------------------------
ELECTRIC -- 2.8%
                      Calenergy Capital Trust:
     3,150              Exchange 6.250%...........................................      144,900
     3,070              Exchange 6.500%...........................................      130,475
    39,000            Calpine Capital Trust, Exchange 5.000%......................      555,750
    31,700            Mirant Trust I, Exchange 6.250%.............................      526,220
-----------------------------------------------------------------------------------------------
                                                                                      1,357,345
-----------------------------------------------------------------------------------------------
HOUSEWARES -- 5.2%
    56,000            Newell Financial Trust I, Exchange 5.250%...................    2,541,000
-----------------------------------------------------------------------------------------------
MEDIA -- 5.1%
    33,250            Tribune Co., Exchange 2.000%................................    2,460,500
-----------------------------------------------------------------------------------------------
PIPELINES -- 1.6%
    43,200            El Paso Energy Corp. Capital Trust, Exchange 4.750%.........      786,240
-----------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST -- 8.7%
    47,515            Equity Office Properties Trust, Exchange 5.250%.............    2,138,175
    72,841            Equity Residential Properties, Exchange 7.250%..............    1,777,320
    13,900            Reckson Associates Realty Corp., Exchange 7.625%............      312,750
-----------------------------------------------------------------------------------------------
                                                                                      4,228,245
-----------------------------------------------------------------------------------------------
SAVINGS AND LOANS -- 4.3%
    25,000            Washington Mutual Capital Trust I, Exchange 5.375%..........    1,296,875
    15,000            Washington Mutual Inc., Exchange 5.375%.....................      778,125
-----------------------------------------------------------------------------------------------
                                                                                      2,075,000
-----------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 0.0%
                      Global Crossing Ltd.:
     1,200              Exchange 6.750% (a).......................................           12
     1,200              Exchange 7.000% (a)(b)....................................           12
     6,000            Loral Space & Communications Ltd., Exchange 6.000% (b)......       21,000
     8,000            Williams Communications Group Inc., Exchange 6.750% (b).....        3,000
-----------------------------------------------------------------------------------------------
                                                                                         24,024
-----------------------------------------------------------------------------------------------
                      TOTAL CONVERTIBLE PREFERRED STOCK (Cost -- $22,258,405).....   17,778,654
-----------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                        CONVERTIBLE SECURITIES PORTFOLIO

   FACE
  AMOUNT     RATING(C)                            SECURITY                               VALUE
-------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS AND NOTES -- 59.7%
-------------------------------------------------------------------------------------------------
ADVERTISING -- 2.4%
                        The Interpublic Group of Cos. Inc.:
$  900,000   BBB-         Zero coupon due 12/14/21..................................  $   706,500
   600,000   BBB-         Zero coupon due 12/14/21 (b)..............................      471,000
-------------------------------------------------------------------------------------------------
                                                                                        1,177,500
-------------------------------------------------------------------------------------------------
AUTOMOTIVE -- 1.8%
                        Lear Corp.:
   600,000   BB+          Zero coupon due 2/20/22...................................      249,750
 1,500,000   BB+          Zero coupon due 2/20/22 (b)...............................      624,375
-------------------------------------------------------------------------------------------------
                                                                                          874,125
-------------------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 1.7%
   200,000   NR         Aviron, 5.250% due 2/1/08...................................      199,500
                        Inhale Therapeutic Systems, Inc.:
   250,000   NR           3.500% due 10/17/07.......................................      138,125
   300,000   NR           3.500% due 10/17/07 (b)...................................      165,750
   400,000   NR         Invitrogen Inc., 2.250% due 12/15/06 (b)....................      339,500
-------------------------------------------------------------------------------------------------
                                                                                          842,875
-------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 0.1%
   100,000   NR         Quanta Services Inc., 4.000% due 7/1/07.....................       56,000
-------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 0.4%
   200,000   BBB+       Computer Associates International, Inc., 1.625% due 12/15/09
                          (b).......................................................      196,000
-------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 4.7%
   500,000   AAA        IBK Cayman Finance Co., 1.500% due 8/17/03 (b)..............      537,570
 3,370,000   Aa3*       Merrill Lynch & Co., Inc., zero coupon due 5/23/31..........    1,756,613
-------------------------------------------------------------------------------------------------
                                                                                        2,294,183
-------------------------------------------------------------------------------------------------
ELECTRIC -- 1.3%
   800,000   B+         Calpine Corp., 4.000% due 12/26/06 (b)......................      398,000
   500,000   BB         Mirant Corp., 5.750% due 7/15/07............................      211,250
-------------------------------------------------------------------------------------------------
                                                                                          609,250
-------------------------------------------------------------------------------------------------
ELECTRONICS -- 3.8%
   800,000   BBB-       Agilent Technologies Inc., 3.000% due 12/1/21...............      771,000
 2,400,000   BBB-       Arrow Electronics Inc., zero coupon due 2/21/21.............    1,068,000
-------------------------------------------------------------------------------------------------
                                                                                        1,839,000
-------------------------------------------------------------------------------------------------
HEALTHCARE -- 2.0%
                        Universal Health Services, Inc.:
 1,100,000   BBB-         0.426% due 6/23/20........................................      704,000
   450,000   BBB-         0.426% due 6/23/20 (b)....................................      288,000
-------------------------------------------------------------------------------------------------
                                                                                          992,000
-------------------------------------------------------------------------------------------------
LEISURE TIME -- 1.6%
 1,950,000   BB+        Royal Caribbean Cruises Ltd., zero coupon due 2/2/21........      750,750
-------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 10

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                        CONVERTIBLE SECURITIES PORTFOLIO

   FACE
  AMOUNT     RATING(C)                            SECURITY                               VALUE
-------------------------------------------------------------------------------------------------
MEDIA -- 4.3%
$1,000,000   NR         Adelphia Communications Corp., 6.000% due 2/15/06 (d).......  $    87,500
 1,330,000   CCC+       Charter Communications Inc., 4.750% due 6/1/06..............      244,388
                        Liberty Media Corp.:
 1,800,000   BBB-         4.000% due 11/15/29.......................................      978,750
   950,000   BBB-         3.500% due 1/15/31........................................      613,937
   250,000   BBB-         3.500% due 1/15/31 (b)....................................      161,563
-------------------------------------------------------------------------------------------------
                                                                                        2,086,138
-------------------------------------------------------------------------------------------------
OIL AND GAS -- 6.3%
                        Diamond Offshore Drilling Inc.:
 1,130,000   A            1.500% due 4/15/31........................................    1,039,600
   400,000   A            1.500% due 4/15/31 (b)....................................      368,000
                        Global Marine Inc.:
 2,000,000   A-           Zero coupon due 6/23/20...................................    1,090,000
   600,000   A-           Zero coupon due 6/23/20 (b)...............................      327,000
   300,000   B+         Hanover Compressor Co., 4.750% due 3/15/08..................      241,875
-------------------------------------------------------------------------------------------------
                                                                                        3,066,475
-------------------------------------------------------------------------------------------------
PHARMACEUTICALS -- 6.1%
   400,000   A          Allergan, Inc., zero coupon due 11/6/22 (b).................      342,500
   600,000   NR         Cephalon Inc., 2.500% due 12/15/06 (b)......................      557,250
 2,850,000   NR         Roche Holdings Inc., zero coupon due 1/19/15 (b)............    2,066,250
-------------------------------------------------------------------------------------------------
                                                                                        2,966,000
-------------------------------------------------------------------------------------------------
PIPELINES -- 1.3%
 2,027,000   Ba2*       El Paso Corp., zero coupon due 2/28/21......................      638,505
-------------------------------------------------------------------------------------------------
RETAIL -- 8.6%
   300,000   BB+        Best Buy Co., Inc., 2.250% due 1/15/22 (b)..................      254,250
 1,500,000   BB+        The Gap, Inc., 5.750% due 3/15/09...........................    1,878,750
                        J.C. Penney Co. Inc.:
 1,150,000   BB+          5.000% due 10/15/08.......................................    1,231,937
   750,000   BB+          5.000% due 10/15/08 (b)...................................      803,437
-------------------------------------------------------------------------------------------------
                                                                                        4,168,374
-------------------------------------------------------------------------------------------------
SEMICONDUCTORS -- 0.7%
   100,000   AA-        Dupont Photomasks Inc., zero coupon due 7/24/04.............       95,500
   100,000   NR         Emulex Corp., 1.750% due 2/1/07 (b).........................       81,375
   200,000   B          Photronics Inc., 4.750% due 12/15/06 (b)....................      166,750
-------------------------------------------------------------------------------------------------
                                                                                          343,625
-------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 12.6%
                        Anixter International Inc.:
 2,295,000   BB+          Zero coupon due 6/28/20...................................      717,188
   400,000   BB+          Zero coupon due 6/28/20 (b)...............................      125,000
 4,100,000   BB+        Corning Inc., zero coupon due 11/8/15.......................    2,316,500
 2,700,000   BBB-       Cox Communications Inc., 0.426% due 4/19/20.................    1,242,000
3,000,000..  A+         Verizon Global Funding Corp., zero coupon due 5/15/21.......    1,747,500
-------------------------------------------------------------------------------------------------
                                                                                        6,148,188
-------------------------------------------------------------------------------------------------
                        TOTAL CONVERTIBLE BONDS AND NOTES (Cost -- $32,232,811).....   29,048,988
-------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                        CONVERTIBLE SECURITIES PORTFOLIO

   FACE
  AMOUNT                                   SECURITY                                    VALUE
-----------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.8%
$1,860,000            State Street Bank and Trust Co., 1.050% due 1/2/03; Proceeds
                        at maturity -- $1,860,109; (Fully collateralized by U.S.
                        Treasury Notes, 4.875% due 2/15/12; Market
                        value -- $1,897,219) (Cost -- $1,860,000).................  $ 1,860,000
-----------------------------------------------------------------------------------------------
                      TOTAL INVESTMENTS -- 100% (Cost -- $56,351,216**)...........  $48,687,642
-----------------------------------------------------------------------------------------------

(a) On January 28, 2002, the company filed for bankruptcy.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c) All ratings are by Standard & Poor's Ratings Service, except for those identified by an asterisk (*), which are rated by Moody's Investors Service.
(d) Bond is currently in default.
 ** Aggregate cost for Federal income tax purposes is $56,352,743.

   See page 23 for definitions of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 12

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                          MFS MID CAP GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
COMMON STOCK -- 96.3%
----------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 0.7%
     14,400   Alliant Techsystems Inc.+...................................  $    897,840
----------------------------------------------------------------------------------------
BANKS -- 1.3%
        630   First Tennessee National Corp. .............................        22,642
     63,500   New York Community Bancorp, Inc. ...........................     1,833,880
----------------------------------------------------------------------------------------
                                                                               1,856,522
----------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 6.4%
     42,590   Biogen, Inc.+...............................................     1,706,155
     79,940   Genzyme Corp. -- General Division+..........................     2,363,826
     46,820   Invitrogen Corp.+...........................................     1,464,998
     61,300   Millipore Corp.+............................................     2,084,200
     65,900   Shire Pharmaceutical Group PLC ADR+.........................     1,244,851
----------------------------------------------------------------------------------------
                                                                               8,864,030
----------------------------------------------------------------------------------------
COMMERCIAL SERVICES AND SUPPLIES -- 6.5%
     18,800   Apollo Group, Inc., Class A Shares+.........................       827,200
    104,020   The Bisys Group Inc.+.......................................     1,653,918
     39,100   ChoicePoint Inc.+...........................................     1,544,059
     15,300   DST Systems International, Inc.+............................       543,915
     24,700   Expeditors International of Washington, Inc. ...............       806,455
     62,280   IMS Health Inc. ............................................       996,480
     50,200   USA Interactive+............................................     1,150,584
     32,290   Weight Watchers International, Inc.+........................     1,484,371
----------------------------------------------------------------------------------------
                                                                               9,006,982
----------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 0.8%
     66,400   Advanced Fibre Communications, Inc.+........................     1,107,552
----------------------------------------------------------------------------------------
COMPUTER EQUIPMENT AND SERVICES -- 2.0%
      5,600   CDW Computer Centers, Inc.+.................................       245,560
    104,790   SunGard Data Systems Inc.+..................................     2,468,852
----------------------------------------------------------------------------------------
                                                                               2,714,412
----------------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING -- 0.9%
     19,600   ITT Industries, Inc. .......................................     1,189,524
----------------------------------------------------------------------------------------
E-COMMERCE AND SERVICES -- 0.8%
     15,900   Expedia, Inc., Class A Shares+..............................     1,064,190
----------------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 0.0%
        570   Reliant Resources, Inc.+....................................         1,824
----------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 3.6%
     34,470   Applera Corp. ..............................................       604,604
     29,800   Cadence Design Systems, Inc.+...............................       351,342
     88,560   Microchip Technology Inc. ..................................     2,165,292
     86,650   Waters Corp.+...............................................     1,887,237
----------------------------------------------------------------------------------------
                                                                               5,008,475
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                          MFS MID CAP GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
ENERGY EQUIPMENT AND SERVICES -- 0.9%
     25,360   Cooper Cameron Corp.+.......................................  $  1,263,435
----------------------------------------------------------------------------------------
FINANCIALS - DIVERSIFIED -- 2.4%
     50,000   Investors Financial Services Corp. .........................     1,369,500
     13,300   Lehman Brothers Holdings Inc. ..............................       708,757
     26,900   TCF Financial Corp. ........................................     1,175,261
----------------------------------------------------------------------------------------
                                                                               3,253,518
----------------------------------------------------------------------------------------
FOOD AND DRUG RETAILING -- 1.1%
     22,200   Hershey Foods Corp. ........................................     1,497,168
----------------------------------------------------------------------------------------
HEALTHCARE AND EQUIPMENT -- 4.5%
    234,200   Cytyc Corp.+................................................     2,388,840
     49,800   DENTSPLY International Inc. ................................     1,852,560
     22,860   Stryker Corp. ..............................................     1,534,363
     45,730   VISX, Inc.+.................................................       438,093
----------------------------------------------------------------------------------------
                                                                               6,213,856
----------------------------------------------------------------------------------------
HEALTHCARE PROVIDERS AND SERVICES -- 5.1%
    168,470   Caremark Rx, Inc.+..........................................     2,737,638
     39,570   First Health Group Corp.+...................................       963,530
     52,000   Health Management Associates, Inc., Class A Shares..........       930,800
     25,500   LifePoint Hospital, Inc.+...................................       763,241
     53,930   Lincare Holdings Inc.+......................................     1,705,267
----------------------------------------------------------------------------------------
                                                                               7,100,476
----------------------------------------------------------------------------------------
HOTEL RESTAURANTS AND LEISURE -- 4.7%
     37,850   Brinker International, Inc.+................................     1,220,663
     83,120   Hilton Hotels Corp. ........................................     1,056,455
     66,780   Outback Steakhouse, Inc. ...................................     2,299,903
     25,980   Starbucks Corp.+............................................       529,472
     59,430   Starwood Hotels & Resort Worldwide, Inc. ...................     1,410,868
----------------------------------------------------------------------------------------
                                                                               6,517,361
----------------------------------------------------------------------------------------
HUMAN RESOURCES -- 0.7%
     30,600   Manpower Inc. ..............................................       976,140
----------------------------------------------------------------------------------------
INSURANCE -- 3.6%
     47,220   ACE Ltd. ...................................................     1,385,435
     65,600   Arthur J. Gallagher & Co. ..................................     1,927,328
     27,070   SAFECO Corp. ...............................................       938,517
     23,400   Willis Group Holdings Ltd.+.................................       670,878
----------------------------------------------------------------------------------------
                                                                               4,922,158
----------------------------------------------------------------------------------------
INTERNET SOFTWARE AND SERVICES -- 1.7%
      2,600   Digex, Inc., Class A Shares+................................         1,118
     66,100   Network Associates, Inc.+...................................     1,063,549
      9,640   Symantec Corp.+.............................................       390,516
     55,200   Yahoo! Inc.+................................................       902,520
----------------------------------------------------------------------------------------
                                                                               2,357,703
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 14

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                          MFS MID CAP GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
MACHINERY -- 0.9%
     57,300   Rockwell Automation, Inc. ..................................  $  1,186,683
----------------------------------------------------------------------------------------
MEDIA -- 13.9%
     20,120   The E.W. Scripps Co., Class A Shares........................     1,548,234
    132,130   EchoStar Communications Corp., Class A Shares+..............     2,941,214
     19,790   Entercom Communications Corp.+..............................       928,547
     56,100   Hearst-Argyle Television, Inc.+.............................     1,352,571
     15,100   Lin TV Corp., Class A Shares+...............................       367,685
     26,100   Macrovision Corp.+..........................................       418,644
     51,220   McGraw-Hill Cos., Inc. .....................................     3,095,737
     23,660   Meredith Corp. .............................................       972,663
     30,090   The New York Times Co., Class A Shares......................     1,376,016
     16,770   Scholastic Corp.+...........................................       602,882
     43,600   Tribune Co. ................................................     1,982,056
     74,760   Univision Communications Inc., Class A Shares+..............     1,831,620
     46,460   Westwood One, Inc.+.........................................     1,735,746
----------------------------------------------------------------------------------------
                                                                              19,153,615
----------------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 2.3%
     76,800   Guidant Corp.+..............................................     2,369,280
     16,900   Varian Medical Systems, Inc.+...............................       838,240
----------------------------------------------------------------------------------------
                                                                               3,207,520
----------------------------------------------------------------------------------------
MULTI-LINE RETAIL -- 4.7%
     15,000   Cost Plus, Inc.+............................................       430,050
     43,910   Dollar Tree Stores, Inc.+...................................     1,078,869
     63,100   Family Dollar Stores, Inc. .................................     1,969,351
     25,900   Linens 'n Things, Inc.+.....................................       585,340
     72,200   The Talbots, Inc. ..........................................     1,987,666
     15,700   Williams-Sonoma, Inc.+......................................       426,255
----------------------------------------------------------------------------------------
                                                                               6,477,531
----------------------------------------------------------------------------------------
OIL AND GAS -- 1.3%
     37,270   BJ Services Co.+............................................     1,204,194
     15,400   Noble Corp.+................................................       541,310
----------------------------------------------------------------------------------------
                                                                               1,745,504
----------------------------------------------------------------------------------------
PACKAGING AND CONTAINERS -- 0.4%
     40,500   Smurfit-Stone Container Corp.+..............................       623,335
----------------------------------------------------------------------------------------
PHARMACEUTICALS -- 5.3%
     32,400   Celgene Corp.+..............................................       695,628
      8,980   IDEC Pharmaceuticals Corp.+.................................       297,867
     89,240   MedImmune, Inc.+............................................     2,424,651
     76,590   Mylan Laboratories Inc. ....................................     2,672,991
     31,740   Teva Pharmaceutical Industries Ltd. Sponsored ADR...........     1,225,481
----------------------------------------------------------------------------------------
                                                                               7,316,618
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                          MFS MID CAP GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
RETAIL -- 4.8%
     18,800   Abercrombie & Fitch Co., Class A Shares+....................  $    384,648
     30,780   Blockbuster Inc., Class A Shares............................       377,055
     53,900   Nordstrom, Inc. ............................................     1,022,483
     70,070   Office Depot, Inc.+.........................................     1,034,233
     73,440   PETsMART, Inc.+.............................................     1,258,027
     65,900   Tiffany & Co. ..............................................     1,575,669
     48,000   The TJX Cos., Inc. .........................................       936,960
----------------------------------------------------------------------------------------
                                                                               6,589,075
----------------------------------------------------------------------------------------
SEMICONDUCTORS EQUIPMENT AND PRODUCTS -- 5.9%
     93,940   Analog Devices, Inc.+.......................................     2,242,348
     41,300   ASM International N.V.+.....................................       345,268
     29,310   KLA-Tencor Corp.+...........................................     1,036,695
     15,220   Linear Technology Corp. ....................................       391,458
     42,180   Maxim Integrated Products, Inc. ............................     1,393,627
     65,490   Novellus Systems, Inc.+.....................................     1,838,959
     25,950   QLogic Corp.+...............................................       895,534
----------------------------------------------------------------------------------------
                                                                               8,143,889
----------------------------------------------------------------------------------------
SOFTWARE -- 7.0%
    148,640   BEA Systems Inc.+...........................................     1,704,901
        500   Gartner Group Inc., Class A Shares+.........................         4,600
     37,610   Intuit Inc.+................................................     1,764,661
     54,150   Mercury Interactive Corp.+..................................     1,605,548
    129,120   PeopleSoft, Inc.+...........................................     2,362,896
    144,810   VERITAS Software Corp.+.....................................     2,261,932
----------------------------------------------------------------------------------------
                                                                               9,704,538
----------------------------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT AND SERVICES -- 1.2%
    272,610   American Tower Corp., Class A Shares+.......................       962,313
     33,010   Comverse Technology, Inc.+..................................       330,760
     48,800   RF Micro Devices, Inc.+.....................................       357,704
----------------------------------------------------------------------------------------
                                                                               1,650,777
----------------------------------------------------------------------------------------
TOYS -- 0.5%
     36,800   Mattel, Inc. ...............................................       704,720
----------------------------------------------------------------------------------------
TRANSPORTATIONS -- 0.4%
     26,300   Swift Transportation Co., Inc.+.............................       526,473
----------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $138,444,679)...................   132,843,444
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 16

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                          MFS MID CAP GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
FOREIGN STOCK -- 0.0%
----------------------------------------------------------------------------------------
NORWAY -- 0.0%
      8,200   Tandberg ASA+ (Cost -- $96,647).............................  $     47,297
----------------------------------------------------------------------------------------

   FACE
  AMOUNT                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 3.7%
$ 5,067,000   Federal Home Loan Bank Discount Notes, zero coupon bond to yield
                0.760% due 1/2/03 (Cost -- $5,066,894)....................  $  5,066,894
----------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $143,608,220*)...........  $137,957,635
----------------------------------------------------------------------------------------

 +  Non-income producing security.
 *  Aggregate cost for Federal income tax purposes is $148,126,839.

   Abbreviation used in this schedule:
   ADR -- American Depository Receipt.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                             MFS RESEARCH PORTFOLIO

  SHARES                               SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK -- 90.5%
-----------------------------------------------------------------------------------------
ADVERTISING -- 0.3%
     8,500   Lamar Advertising Co.+ .....................................    $    286,025
-----------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 1.2%
    21,300   Lockheed Martin Corp. ......................................       1,230,075
-----------------------------------------------------------------------------------------
BANKS -- 7.0%
    35,750   Bank of America Corp. ......................................       2,487,127
    22,200   Banknorth Group, Inc. ......................................         501,720
    18,390   Charter One Financial, Inc. ................................         528,345
    54,240   FleetBoston Financial Corp. ................................       1,318,032
    27,620   SouthTrust Corp. ...........................................         686,357
    24,300   SunTrust Banks, Inc. .......................................       1,383,156
    14,900   Wachovia Corp. .............................................         542,956
-----------------------------------------------------------------------------------------
                                                                                7,447,693
-----------------------------------------------------------------------------------------
BEVERAGES -- 3.7%
    27,000   Anheuser-Busch Cos., Inc. ..................................       1,306,800
    61,700   PepsiCo, Inc. ..............................................       2,604,974
-----------------------------------------------------------------------------------------
                                                                                3,911,774
-----------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 0.9%
    32,800   Genzyme Corp. - General Division+...........................         969,896
-----------------------------------------------------------------------------------------
CHEMICALS -- 0.7%
     4,800   Air Products & Chemicals, Inc. .............................         205,200
     8,850   Praxair, Inc. ..............................................         511,265
-----------------------------------------------------------------------------------------
                                                                                  716,465
-----------------------------------------------------------------------------------------
COMMERCIAL SERVICES AND SUPPLIES -- 1.7%
    45,800   Automatic Data Processing, Inc. ............................       1,797,650
-----------------------------------------------------------------------------------------
COMPUTERS AND PERIPHERALS -- 0.2%
     5,900   Dell Computer Corp.+........................................         157,766
-----------------------------------------------------------------------------------------
CONSUMER GOODS -- 3.5%
    24,900   Accenture Ltd., Class A Shares+.............................         447,951
    27,600   Kellogg Co. ................................................         945,852
    58,900   Philip Morris Cos. Inc.++...................................       2,387,217
-----------------------------------------------------------------------------------------
                                                                                3,781,020
-----------------------------------------------------------------------------------------
ENERGY EQUIPMENT AND SERVICES -- 0.5%
    19,880   GlobalSantaFe Corp. ........................................         483,482
-----------------------------------------------------------------------------------------
FINANCIALS - DIVERSIFIED -- 7.7%
    27,020   Fannie Mae..................................................       1,738,197
    32,960   Freddie Mac.................................................       1,946,288
    20,500   The Goldman Sachs Group, Inc. ..............................       1,396,050
    58,800   Mellon Financial Corp. .....................................       1,535,268

                       SEE NOTES TO FINANCIAL STATEMENTS.
 18

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                             MFS RESEARCH PORTFOLIO

  SHARES                               SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
FINANCIALS - DIVERSIFIED -- 7.7% (CONTINUED)
    25,800   Merrill Lynch & Co., Inc. ..................................    $    979,110
    20,400   Willis Group Holdings Ltd.+.................................         584,868
-----------------------------------------------------------------------------------------
                                                                                8,179,781
-----------------------------------------------------------------------------------------
FOOD AND DRUG RETAILING - DIVERSIFIED -- 0.4%
    19,800   Safeway Inc.+...............................................         462,528
-----------------------------------------------------------------------------------------
HEALTHCARE EQUIPMENT AND SUPPLIES -- 3.2%
    64,300   Johnson & Johnson...........................................       3,453,553
-----------------------------------------------------------------------------------------
HEALTHCARE PROVIDERS AND SERVICES -- 1.2%
    80,000   HEALTHSOUTH Corp.+..........................................         336,000
    22,000   Laboratory Corp. of America Holdings+.......................         511,280
    14,100   Lincare Holdings Inc.+......................................         445,842
-----------------------------------------------------------------------------------------
                                                                                1,293,122
-----------------------------------------------------------------------------------------
HOTELS, RESTAURANTS AND LEISURE -- 1.4%
     9,000   CEC Entertainment Inc.+.....................................         276,300
    23,700   Hilton Hotels Corp..........................................         301,227
    24,500   Starwood Hotels & Resorts Worldwide, Inc., Class B Shares...         581,630
    14,600   Yum! Brands, Inc.+..........................................         353,612
-----------------------------------------------------------------------------------------
                                                                                1,512,769
-----------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 2.9%
    18,700   Kimberly-Clark Corp. .......................................         887,689
    25,500   The Procter & Gamble Co. ...................................       2,191,470
-----------------------------------------------------------------------------------------
                                                                                3,079,159
-----------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 1.4%
    12,360   3M Co. .....................................................       1,523,988
-----------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY CONSULTING SERVICES -- 0.6%
    28,200   SunGard Data Systems Inc.+..................................         664,392
-----------------------------------------------------------------------------------------
INSURANCE -- 6.7%
    62,800   ACE Ltd. ...................................................       1,842,552
    20,800   Allstate Corp. .............................................         769,392
    15,900   Chubb Corp. ................................................         829,980
    16,800   The Hartford Financial Services Group, Inc. ................         763,224
    38,850   MetLife, Inc. ..............................................       1,050,504
    26,910   St. Paul Cos., Inc. ........................................         916,286
    12,500   XL Capital Ltd., Class A Shares.............................         965,625
-----------------------------------------------------------------------------------------
                                                                                7,137,563
-----------------------------------------------------------------------------------------
INTERNET SOFTWARE AND SERVICES -- 0.1%
     6,800   Network Associates, Inc.+...................................         109,412
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                             MFS RESEARCH PORTFOLIO

  SHARES                               SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
MACHINERY -- 2.1%
     8,700   Deere & Co. ................................................    $    398,895
    22,400   Illinois Tool Works Inc. ...................................       1,452,864
    11,400   SPX Corp.+..................................................         426,930
-----------------------------------------------------------------------------------------
                                                                                2,278,689
-----------------------------------------------------------------------------------------
MEDIA -- 4.3%
    82,800   AOL Time Warner Inc.+.......................................       1,084,680
     7,400   Clear Channel Communications, Inc.+.........................         275,946
    32,790   EchoStar Communications Corp., Class A Shares+..............         729,905
     1,500   Gannett Co., Inc. ..........................................         107,700
     5,600   The New York Times Co., Class A Shares......................         256,088
    51,878   Viacom Inc., Class B Shares+................................       2,114,547
-----------------------------------------------------------------------------------------
                                                                                4,568,866
-----------------------------------------------------------------------------------------
METALS AND MINING -- 0.8%
    38,040   Alcoa Inc. .................................................         866,551
-----------------------------------------------------------------------------------------
MULTI-LINE RETAIL -- 5.7%
     7,100   Kohl's Corp.+...............................................         397,245
    52,200   Target Corp. ...............................................       1,566,000
    71,680   Wal-Mart Stores, Inc. ......................................       3,620,557
    16,500   Walgreen Co. ...............................................         481,635
-----------------------------------------------------------------------------------------
                                                                                6,065,437
-----------------------------------------------------------------------------------------
OIL AND GAS -- 5.1%
    17,900   ConocoPhillips..............................................         866,181
    10,700   Devon Energy Corp. .........................................         491,130
    17,120   Equitable Resources, Inc. ..................................         599,885
    84,742   Exxon Mobil Corp. ..........................................       2,960,885
    12,900   Schlumberger Ltd. ..........................................         542,961
-----------------------------------------------------------------------------------------
                                                                                5,461,042
-----------------------------------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 2.5%
     6,700   Bowater Inc. ...............................................         281,065
    28,900   International Paper Co. ....................................       1,010,633
    91,600   Smurfit-Stone Container Corp.+..............................       1,409,816
-----------------------------------------------------------------------------------------
                                                                                2,701,514
-----------------------------------------------------------------------------------------
PERSONAL PRODUCTS -- 1.1%
    14,400   Avon Products, Inc. ........................................         775,728
    14,500   Gillette Co. ...............................................         440,220
-----------------------------------------------------------------------------------------
                                                                                1,215,948
-----------------------------------------------------------------------------------------
PHARMACEUTICALS -- 10.6%
    32,200   Abbott Laboratories.........................................       1,288,000
    45,400   Eli Lilly & Co. ............................................       2,882,900
    12,600   Forest Laboratories, Inc.+..................................       1,237,572

                       SEE NOTES TO FINANCIAL STATEMENTS.
 20

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                             MFS RESEARCH PORTFOLIO

  SHARES                               SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
PHARMACEUTICALS -- 10.6% (CONTINUED)
   157,725   Pfizer Inc. ................................................    $  4,821,653
    50,500   Schering-Plough Corp. ......................................       1,121,100
-----------------------------------------------------------------------------------------
                                                                               11,351,225
-----------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT AND PRODUCTS -- 0.9%
    28,320   Analog Devices, Inc.+.......................................         675,998
    11,600   Novellus Systems, Inc.+.....................................         325,728
-----------------------------------------------------------------------------------------
                                                                                1,001,726
-----------------------------------------------------------------------------------------
SOFTWARE -- 6.1%
   184,400   Cisco Systems, Inc.+........................................       2,415,640
    36,000   Microsoft Corp.+............................................       1,861,200
   156,330   Oracle Corp.+...............................................       1,688,364
    33,200   VERITAS Software Corp.+.....................................         518,584
-----------------------------------------------------------------------------------------
                                                                                6,483,788
-----------------------------------------------------------------------------------------
SPECIALTY RETAIL -- 2.0%
    75,300   The Home Depot, Inc. .......................................       1,804,188
    19,200   The Kroger Co.+.............................................         296,640
-----------------------------------------------------------------------------------------
                                                                                2,100,828
-----------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 3.5%
    21,660   AT&T Corp. .................................................         565,543
   122,000   BellSouth Corp. ............................................       3,156,140
-----------------------------------------------------------------------------------------
                                                                                3,721,683
-----------------------------------------------------------------------------------------
UTILITIES - ELECTRIC AND GAS -- 0.5%
     8,500   PPL Corp. ..................................................         294,780
    13,800   TXU Corp. ..................................................         257,784
-----------------------------------------------------------------------------------------
                                                                                  552,564
-----------------------------------------------------------------------------------------
             TOTAL COMMON STOCK (Cost -- $105,749,960)...................      96,567,974
-----------------------------------------------------------------------------------------
FOREIGN STOCK -- 4.6%
-----------------------------------------------------------------------------------------
CANADA -- 1.0%
    34,300   Encana Corp. ...............................................       1,059,159
-----------------------------------------------------------------------------------------
SWITZERLAND -- 0.8%
    13,980   Syngenta AG.................................................         809,124
-----------------------------------------------------------------------------------------
UNITED KINGDOM -- 2.8%
    19,900   BHP Billiton PLC............................................         106,256
   302,697   BP PLC......................................................       2,080,305
    69,274   Diageo PLC..................................................         752,601
     5,200   Rio Tinto Ltd. .............................................         103,781
-----------------------------------------------------------------------------------------
                                                                                3,042,943
-----------------------------------------------------------------------------------------
             TOTAL FOREIGN STOCK (Cost -- $4,841,991)....................       4,911,226
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                             MFS RESEARCH PORTFOLIO

   FACE
  AMOUNT                               SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 4.9%
$5,193,000   Federal National Mortgage Association Discount Notes, zero coupon bond to yield
               0.760% due 1/2/03 (Cost -- $5,192,892)....................       5,192,892
-----------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100% (Cost -- $115,784,843*)...........    $106,672,092
-----------------------------------------------------------------------------------------

 + Non-income producing security.
 ++Subsequent to the reporting period, on January 27, 2003, the company changed its name to Altria Group, Inc.
 * Aggregate cost for Federal income tax purposes is $117,372,399.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 22

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA            --   Bonds rated "AAA" have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay
                    principal is extremely strong.
AA             --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated
                    issues only in a small degree.
A              --   Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and
                    economic conditions than debt in higher rated categories.
BBB            --   Bonds rated "BBB" are regarded as having an adequate
                    capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
                    economic conditions or changing circumstances are more
                    likely to lead to a weakened capacity to pay interest and
                    repay principal for bonds in this category than for bonds in higher rated categories.
BB, B and CCC  --   Bonds rated "BB", "B" and "CCC" are regarded, on balance, as predominantly speculative with respect to capacity to pay
                    interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of
                    speculation than "B", and "CCC" the highest degree of
                    speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by
                    large uncertainties or major risk exposures to adverse
                    conditions.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Caa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa            --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
                    generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective
                    elements are likely to change, such changes as can be
                    visualized are most unlikely to impair the fundamentally
                    strong position of these bonds.
Aa             --   Bonds rated "Aa" are judged to be of the high quality by all standards. Together with the Aaa group they comprise what
                    are generally known as high grade bonds. They are rated
                    lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of
                    protective elements may be of greater amplitude, or there
                    may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.
A              --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
                    Factors giving security to principal and interest are
                    considered adequate, but elements may be present that
                    suggest a susceptibility to impairment some time in the
                    future.
Baa            --   Bonds rated "Baa" are considered to be medium grade
                    obligations; that is they are neither highly protected nor poorly secured. Interest payment and principal security
                    appear adequate for the present but certain protective
                    elements may be lacking or may be characteristically
                    unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have
                    speculative characteristics as well.
Ba             --   Bonds rated "Ba" are judged to have speculative elements;
                    their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
                    moderate and thereby may not well safeguarded during both
                    good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B              --   Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.
Caa            --   Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with
                    respect to principal or interest.
Ca and C       --   Bonds rated "Ca" and "C" represent obligations which are
                    speculative in a high degree. Such issues are often in
                    default or have other marked shortcomings.

NR             --   Indicates that the bond is not rated by Standard & Poor's or
                    Moody's.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER 31, 2002

                                                                                MFS
                                                              CONVERTIBLE     MID CAP          MFS
                                                              SECURITIES       GROWTH        RESEARCH
                                                               PORTFOLIO     PORTFOLIO      PORTFOLIO
-------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost......................................  $56,351,216   $143,608,220   $115,784,843
-------------------------------------------------------------------------------------------------------
  Investments, at value.....................................  $48,687,642   $137,957,635   $106,672,092
  Cash......................................................          224        127,208          7,936
  Dividends and interest receivable.........................      223,565         86,467        180,872
  Receivable for Fund shares sold...........................        2,277        236,476             --
  Receivable for open forward foreign currency contracts
    (Note 9)................................................           --             --            222
  Receivable for securities sold............................           --      1,146,654        685,302
-------------------------------------------------------------------------------------------------------
  TOTAL ASSETS..............................................   48,913,708    139,554,440    107,546,424
-------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for Fund shares purchased.........................       38,059         10,381         44,484
  Investment advisory fees payable..........................       19,171         95,588         73,425
  Administration fees payable...............................        2,489          7,169          5,502
  Payable for securities purchased..........................           --      1,149,552      1,366,087
  Payable for open forward foreign currency contracts (Note
    9)......................................................           --            282             25
  Accrued expenses..........................................       32,502         70,340         46,532
-------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES.........................................       92,221      1,333,312      1,536,055
-------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................  $48,821,487   $138,221,128   $106,010,369
-------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital...........................................  $58,436,667   $406,029,036   $200,699,010
  Undistributed net investment income.......................       36,497             --         26,767
  Accumulated net realized loss from security
    transactions............................................   (1,988,103)  (262,157,328)   (85,604,681)
  Net unrealized depreciation of investments and foreign
    currencies..............................................   (7,663,574)    (5,650,580)    (9,110,727)
-------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................  $48,821,487   $138,221,128   $106,010,369
-------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING..........................................    5,050,038     27,538,188     16,252,009
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE..................................        $9.67          $5.02          $6.52
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 24

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS                   FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                                 MFS
                                                              CONVERTIBLE      MID CAP          MFS
                                                              SECURITIES       GROWTH         RESEARCH
                                                               PORTFOLIO      PORTFOLIO      PORTFOLIO
--------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest..................................................  $ 1,413,369   $     185,116   $     78,200
  Dividends.................................................    1,106,772         522,110      1,781,945
  Less: Foreign withholding tax.............................           --            (902)       (13,349)
--------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME...................................    2,520,141         706,324      1,846,796
--------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 2).........................      292,925       1,505,346      1,067,422
  Custody...................................................       30,706          71,091         37,094
  Administration fees (Note 2)..............................       29,293         112,901         80,057
  Audit and legal...........................................       19,823          35,744         31,300
  Shareholder communications................................       12,122          33,712         25,827
  Trustees' fees............................................        6,894           3,098          3,405
  Shareholder and system servicing fees.....................        4,942           4,987          5,899
  Other.....................................................          564           5,869          3,874
--------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES............................................      397,269       1,772,748      1,254,878
  Less: Expense reimbursement (Note 2)......................       (6,833)             --             --
--------------------------------------------------------------------------------------------------------
  NET EXPENSES..............................................      390,436       1,772,748      1,254,878
--------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)................................    2,129,705      (1,066,424)       591,918
--------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTES 3 AND 9):
  Realized Gain (Loss) From:
    Security transactions (excluding short-term
       securities)..........................................   (1,894,805)   (206,726,847)   (38,913,496)
    Foreign currency transactions...........................        7,562             105         (3,617)
--------------------------------------------------------------------------------------------------------
  NET REALIZED LOSS.........................................   (1,887,243)   (206,726,742)   (38,917,113)
--------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Depreciation From:
    Security transactions...................................   (4,052,004)     69,770,848     (1,623,684)
    Foreign currency transactions...........................         (461)              5          1,832
--------------------------------------------------------------------------------------------------------
  (INCREASE) DECREASE IN NET UNREALIZED DEPRECIATION........   (4,052,465)     69,770,853     (1,621,852)
--------------------------------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES..............   (5,939,708)   (136,955,889)   (40,538,965)
--------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM OPERATIONS......................  $(3,810,003)  $(138,022,313)  $(39,947,047)
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS        FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                                 MFS
                                                              CONVERTIBLE      MID CAP          MFS
                                                               SECURITIES       GROWTH        RESEARCH
                                                               PORTFOLIO      PORTFOLIO      PORTFOLIO
--------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)..............................  $  2,129,705   $ (1,066,424)  $    591,918
  Net realized loss.........................................    (1,887,243)  (206,726,742)   (38,917,113)
  (Increase) decrease in net unrealized depreciation........    (4,052,465)    69,770,853     (1,621,852)
--------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM OPERATIONS....................    (3,810,003)  (138,022,313)   (39,947,047)
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income.....................................    (3,673,756)            --       (745,864)
  Net realized gains........................................      (328,641)            --             --
--------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................    (4,002,397)            --       (745,864)
--------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 16):
  Net proceeds from sale of shares..........................    16,726,051     21,659,027      3,400,629
  Net asset value of shares issued for reinvestment of
    dividends...............................................     4,002,397             --        745,864
  Cost of shares reacquired.................................   (14,450,595)   (23,919,477)   (23,370,733)
--------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
    TRANSACTIONS............................................     6,277,853     (2,260,450)   (19,224,240)
--------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS......................................    (1,534,547)  (140,282,763)   (59,917,151)
NET ASSETS:
  Beginning of year.........................................    50,356,034    278,503,891    165,927,520
--------------------------------------------------------------------------------------------------------
  END OF YEAR*..............................................  $ 48,821,487   $138,221,128   $106,010,369
--------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:..........       $36,497             --        $26,767
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 26

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)     FOR THE YEAR ENDED DECEMBER
31, 2001

                                                                                MFS
                                                              CONVERTIBLE     MID CAP          MFS
                                                              SECURITIES       GROWTH        RESEARCH
                                                               PORTFOLIO     PORTFOLIO      PROTFOLIO
-------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)..............................  $ 1,638,690   $ (1,434,974)  $    190,039
  Net realized gain (loss)..................................      182,315    (51,625,079)   (46,123,828)
  Change in net unrealized depreciation.....................   (2,679,875)   (29,891,445)    (4,995,928)
-------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM OPERATIONS....................     (858,870)   (82,951,498)   (50,929,717)
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income.....................................     (823,930)            --        (75,594)
  Net realized gains........................................   (1,767,449)   (64,105,163)   (11,729,985)
-------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................   (2,591,379)   (64,105,163)   (11,805,579)
-------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 16):
  Net proceeds from sale of shares..........................   32,729,636     67,631,596     14,477,750
  Net asset value of shares issued for reinvestment of
    dividends...............................................    2,591,379     64,105,163     11,805,579
  Cost of shares reacquired.................................   (7,809,070)   (20,326,135)   (20,573,850)
-------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS.......   27,511,945    111,410,624      5,709,479
-------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...........................   24,061,696    (35,646,037)   (57,025,817)
NET ASSETS:
  Beginning of year.........................................   26,294,338    314,149,928    222,953,337
-------------------------------------------------------------------------------------------------------
  END OF YEAR*..............................................  $50,356,034   $278,503,891   $165,927,520
-------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:..........   $1,587,015             --       $184,330
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Convertible Securities, MFS Mid Cap Growth and MFS Research Portfolios ("Portfolio(s)") are separate investment portfolios of The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these portfolios and thirteen other separate investment portfolios: Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock, Disciplined Mid Cap Stock, U.S. Government Securities, Social Awareness Stock, Utilities, Large Cap, Equity Income, Zero Coupon Bond Fund Portfolio (Series
2005) and MFS Value Portfolios. Shares of the Trust are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports. The Portfolios and the other investment portfolios of the Trust are offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies, including the affiliates of the investment manager.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets or, if there were no sales during the day, at the mean between the closing bid and asked prices; securities primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges, except that when a significant occurrence exists subsequent to the time a value was so established and it is likely to have significantly changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees; securities traded in the over-the-counter market are valued at prices based on market quotations for securities of similar type; U.S. government agencies and obligations are valued at the mean between the last reported bid and asked prices; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) securities, other than U.S. government agencies, that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis and dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2002, reclassifications were made to the capital accounts of the Convertible Securities and MFS Mid Cap Growth Portfolios to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, accumulated net investment loss amounting to $1,066,319 was reclassified to paid-in capital for the MFS Mid Cap Portfolio. Net investment income, net realized gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Convertible Securities Portfolio to amortize premium and all discounts on all fixed-income securities. The Convertible Securities Portfolio adopted this requirement effective January 1, 2001. This change does not affect the Convertible Securities Portfolio's net asset value, but does change the classification of certain amounts in the statement of operations. In addition, on December 31, 2001, the Convertible Securities Portfolio recorded adjustments to increase the cost of securities and decrease accumulated undistributed net investment income by $12,060 to reflect the cumulative effect of this change up to the date of adoption.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     In addition, the MFS Mid Cap Growth and MFS Research Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current forward rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Company LLC ("TAMIC"), an indirect wholly owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Convertible Securities ("CS"), MFS Mid Cap Growth ("MMCG"), and MFS Research ("MRP") Portfolios. CS, MMCG, and MRP each pay TAMIC an investment advisory fee calculated at annual rates of 0.60%, 0.80%, and 0.80%, respectively. This fee is calculated daily and paid monthly.

     TAMIC has entered into a sub-advisory agreement with Massachusetts Financial Services ("MFS"). Pursuant to each sub-advisory agreement, MFS is responsible for the day-to-day portfolio operations and investment decisions for MMCG and MRP. As a result, TAMIC pays MFS 0.375% of MMCG and MRP's average daily net assets on an annual basis. These fees are calculated daily and paid monthly.

     The Travelers Insurance Company ("TIC") acts as administrator to the Portfolios. The Portfolios pay TIC an administration fee calculated at an annual rate of 0.06% of its average daily net assets. TIC has entered into a sub-administrative service agreement with Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. TIC pays SBFM, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of the Portfolios. This fee is calculated daily and paid monthly.

     For the year ended December 31, 2002, TIC reimbursed expenses in the amount of $6,833 for CS.

     Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Trust's transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. For the year ended December 31, 2002, each Portfolio paid transfer agent fees of $5,000 to CTB.

     For the year ended December 31, 2002, Salomon Smith Barney Inc., another subsidiary of Citigroup received brokerage commissions in the amount of $20 from MFS.

     One Trustee and all officers of the Trust are employees of Citigroup or its subsidiaries.

     3.  INVESTMENTS

     The aggregate costs of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities), during the year ended December 31, 2002 were as follows:

                         PORTFOLIO                             PURCHASES         SALES
------------------------------------------------------------------------------------------
Convertible Securities......................................  $ 25,130,704    $ 20,804,297
MFS Mid Cap Growth..........................................   311,146,225     300,227,840
MFS Research................................................   133,456,466     151,939,072
------------------------------------------------------------------------------------------

     At December 31, 2002, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

                                                                                                  NET
                                                                                              UNREALIZED
                         PORTFOLIO                            APPRECIATION   DEPRECIATION    DEPRECIATION
----------------------------------------------------------------------------------------------------------
Convertible Securities......................................  $ 1,580,395    $  (9,245,496)  $  (7,665,101)
MFS Mid Cap Growth..........................................    6,315,261      (16,484,465)    (10,169,204)
MFS Research................................................    2,925,368      (13,625,675)    (10,700,307)
----------------------------------------------------------------------------------------------------------

     4.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodians take possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     5.  REVERSE REPURCHASE AGREEMENTS

     The Portfolios may from time to time enter into reverse repurchase agreements.

     A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high-grade debt obligations equal in value to its obligations with respect to the reverse repurchase agreements.

     During the year ended December 31, 2002, the Portfolios did not enter into any reverse repurchase agreements.

     6.  FUTURES CONTRACTS

     The Portfolios may from time to time enter into futures contracts.

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

     The Portfolios enter into such contracts to hedge a portion of their portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At December 31, 2002, the Portfolios did not hold any futures contracts.

     7.  OPTION CONTRACTS

     The Portfolios may from time to time enter into option contracts.

     Premiums paid when put or call options are purchased by the Portfolios, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into a closing sales transaction, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

     At December 31, 2002, the Portfolios did not hold any purchased call or put option contracts.

     When Portfolios write a covered call or put option, an amount equals to the premium received by the Portfolios is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolios realize a gain. When the Portfolios enter into a closing purchase transaction, the Portfolios realize a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolios purchased upon exercise. When written index options are exercised, settlement is made in cash.

     The risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolios are exposed to the risk of a loss if the market price of the underlying security declines. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases.

     During the year ended December 31, 2002, the Portfolios did not enter into any written call or put option contracts.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     8.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

     9.  FORWARD FOREIGN CURRENCY CONTRACTS

     MMCG and MRP may enter into forward foreign currency contracts.

     A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

     At December 31, 2002, MMCG and MRP had open foreign currency contracts as described below. The Portfolios bear the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

MFS MID CAP GROWTH PORTFOLIO

                                                        LOCAL      MARKET     SETTLEMENT    UNREALIZED
FOREIGN CURRENCY                                       CURRENCY     VALUE        DATE          LOSS
-------------------------------------------------------------------------------------------------------
TO SELL:
Norwegian Krone....................................    645,602     $93,095      1/6/03         $(282)
-------------------------------------------------------------------------------------------------------

MFS RESEARCH PORTFOLIO

                                                         LOCAL      MARKET    SETTLEMENT    UNREALIZED
FOREIGN CURRENCY                                        CURRENCY     VALUE       DATE       GAIN (LOSS)
-------------------------------------------------------------------------------------------------------
TO BUY:
British Pound.......................................     34,068     $54,832     1/2/03         $204
British Pound.......................................     40,060      64,476     1/6/03           18
British Pound.......................................     25,669      41,315     1/6/03          (25)
-------------------------------------------------------------------------------------------------------
Net Unrealized Gain on Open Forward Foreign Currency
  Contracts.........................................                                           $197
-------------------------------------------------------------------------------------------------------

     10.  SECURITIES TRADED ON A WHEN-ISSUED BASIS

     The Portfolios may from time to time purchase securities on a when-issued basis.

     In a when-issued transaction, the Portfolio commits to purchasing securities for which specific information is not yet known at the time of the trade. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio. Beginning on the date the Portfolio enters into the when-issued transaction, the custodian maintains cash, U.S. government securities or other liquid high grade debt obligations in a segregated account equal in value to the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At December 31, 2002, the Portfolios did not hold any when-issued securities.

     11.  MORTGAGE DOLLAR ROLL TRANSACTIONS

     The Portfolios have the ability to participate in mortgage dollar rolls.

     A mortgage dollar roll transaction involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to purchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

those securities sold. Proceeds of the sale will be invested and the income from these investments, together with any additional income from the Portfolio exceeding the yield on the securities sold.

     At December 31, 2002, the Portfolios did not enter into any mortgage dollar roll transactions.

     12.  SHORT SALES AGAINST THE BOX

     The Portfolios have the ability to engage in short sales against the box.

     A short sale against the box is a short sale of common stock such that, when the short position is open, the Portfolio involved owns an equal amount of the stock or preferred stock or debt securities (convertible or exchangeable) without payment of further consideration, into an equal number of shares of common stock sold short. The proceeds of the sale will be held by the broker until the settlement date, when the Portfolio delivers the stock or the convertible or exchangeable securities to close out its short position. Although prior to delivery a Portfolio will have to pay an amount equal to any dividends paid on the common stock sold short, the Portfolio will receive the dividends from the stock or the preferred stock or the interest from the stock or convertible or exchangeable debt securities plus a portion of the interest earned from the proceeds of the short sale. The Portfolio will deposit in a segregated account with the Portfolio's custodian, the common stock or convertible preferred stock or debt securities in connection with short sales against the box.

     At December 31, 2002, there were no open short sales against the box.

     13.  LENDING OF SECURITIES

     The Portfolios have an agreement with their custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolios maintain exposure for the risk of any losses in the investment of amounts received as collateral.

     At December 31, 2002, the Portfolios did not have any securities on loan.

     14.  CAPITAL LOSS CARRYFORWARDS

     At December 31, 2002, Convertible Securities, MFS Mid Cap Growth and MFS Research Portfolios had, for Federal income tax purposes, approximately $1,988,000, $254,278,000 and $80,327,000, respectively, of capital loss carryforward available to offset future capital gains. To the extent that these carryforward losses can be used to offset realized capital gains, it is probable that such gains will not be distributed. The amounts and expiration of the carryforwards are indicated below. Expiration occurs on December 31, of the year indicated:

PORTFOLIO                                                          2009            2010
-------------------------------------------------------------------------------------------
Convertible Securities......................................             --    $  1,988,000
MFS Mid Cap Growth..........................................    $33,135,000     221,143,000
MFS Research................................................     41,492,000      38,835,000
-------------------------------------------------------------------------------------------

     In addition, MFS Mid Cap Growth and MFS Research Portfolios had capital losses realized of $3,366,357 and $3,689,429, respectively, after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     15.  INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

     At December 31, 2002, the tax basis components of distributable earnings were:

                                                                            ACCUMULATED
                                                         UNDISTRIBUTED        CAPITAL        UNREALIZED
PORTFOLIO                                               ORDINARY INCOME        LOSS         DEPRECIATION
--------------------------------------------------------------------------------------------------------
Convertible Securities..............................        $38,024        $  (1,988,103)   $ (7,665,101)
MFS Mid Cap Growth..................................             --         (254,278,279)    (10,169,204)
MFS Research........................................         26,767          (80,327,498)    (10,698,480)
--------------------------------------------------------------------------------------------------------

     For Convertible Securities, MFS Mid Cap Growth and MFS Research Portfolios, the difference between book basis and tax basis unrealized depreciation is attributable primarily to wash sale, open AICPA adjustment and other loss deferrals.

     The tax character of distributions paid during the year ended December 31, 2002 was:

                                                                              LONG-TERM
PORTFOLIO                                                 ORDINARY INCOME    CAPITAL GAIN      TOTAL
-------------------------------------------------------------------------------------------------------
Convertible Securities................................      $4,022,397              --       $4,022,397
MFS Research..........................................         745,864              --          745,864
-------------------------------------------------------------------------------------------------------

     For the year ended December 31, 2002, the MFS Mid Cap Growth Portfolio did not make any distributions.

     16.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Portfolio were as follows:

                                                                   YEAR ENDED           YEAR ENDED
                                                                DECEMBER 31, 2002    DECEMBER 31, 2001
------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES PORTFOLIO
Shares sold.................................................        1,574,176            2,720,510
Shares issued on reinvestment...............................          413,531              226,519
Shares reacquired...........................................       (1,386,512)            (678,569)
------------------------------------------------------------------------------------------------------
Net Increase................................................          601,195            2,268,460
------------------------------------------------------------------------------------------------------
MFS MID CAP GROWTH PORTFOLIO
Shares sold.................................................        3,032,958            4,886,424
Shares issued on reinvestment...............................               --            6,534,675
Shares reacquired...........................................       (3,875,252)          (1,793,050)
------------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................         (842,294)           9,628,049
------------------------------------------------------------------------------------------------------
MFS RESEARCH PORTFOLIO
Shares sold.................................................          439,734            1,384,008
Shares issued on reinvestment...............................          113,691            1,350,753
Shares reacquired...........................................       (3,216,184)          (2,167,358)
------------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................       (2,662,759)             567,403
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

   CONVERTIBLE SECURITIES PORTFOLIO     2002(1)       2001(1)        2000(1)      1999(1)      1998(2)
-----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR....   $11.32        $12.06         $11.69       $ 9.86      $10.00
------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(3)(4).........     0.45          0.47           0.58         0.46        0.22
  Net realized and unrealized gain
     (loss)(4)........................    (1.26)        (0.56)          0.85         1.38       (0.12)
------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations...    (0.81)        (0.09)          1.43         1.84        0.10
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income...............    (0.77)        (0.21)         (0.25)          --       (0.22)
  Net realized gains..................    (0.07)        (0.44)         (0.81)       (0.01)      (0.02)
------------------------------------------------------------------------------------------------------
Total Distributions...................    (0.84)        (0.65)         (1.06)       (0.01)      (0.24)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR..........   $ 9.67        $11.32         $12.06       $11.69      $ 9.86
------------------------------------------------------------------------------------------------------
TOTAL RETURN..........................    (6.99)%       (0.82)%        12.51%       18.70%       0.98%++
------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).......  $48,821       $50,356        $26,294      $11,238      $4,617
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)(5)......................     0.80%         0.79%          0.80%        0.80%       0.80%+
  Net investment income(4)............     4.36          3.95           4.76         4.33        4.31+
------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE...............       46%           56%            48%          79%          7%
------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) For the period from May 1, 1998 (commencement of operations) to December 31, 1998.

(3) Travelers Insurance has agreed to reimburse the Portfolio for expenses in the amounts of $6,833, $18,530, $32,000 and $24,996 for the years ended December 31, 2002, December 31, 2000, December 31, 1999 and the period ended December 31, 1998, respectively. If such expenses were not reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

                                                 DECREASES IN NET              EXPENSE RATIOS WITHOUT
                                           INVESTMENT INCOME PER SHARE          EXPENSE REIMBURSEMENT
                                          ------------------------------   -------------------------------
                                           2002    2000    1999    1998     2002    2000    1999     1998
                                          ------   -----   -----   -----   ------   -----   -----   ------
   Convertible Securities Portfolio       $0.00*   $0.01   $0.05   $0.05    0.81%   0.90%   1.23%   1.86%+

(4) Without the adoption of the change in the accounting method discussed in
    Note 1 to the financial statements, for the year ended December 31, 2001, the ratio of net investment income to average net assets would have been 3.99%. Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized an unrealized loss per share was less than $0.01.

(5) As a result of a voluntary expense limitation, the ratio of expenses will not exceed 0.80%.

 *  Amount represents less than $0.01 per share.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

    MFS MID CAP GROWTH PORTFOLIO      2002(1)       2001(1)       2000(1)       1999(1)       1998(1)(2)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  YEAR..............................    $ 9.81        $16.75        $16.43        $10.05        $10.00
--------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment loss(3)............     (0.04)        (0.06)        (0.05)        (0.04)        (0.02)
  Net realized and unrealized gain
     (loss).........................     (4.75)        (3.90)         1.69          6.46          0.07
--------------------------------------------------------------------------------------------------------
Total Income (Loss) From
  Operations........................     (4.79)        (3.96)         1.64          6.42          0.05
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net realized gains................        --         (2.98)        (1.32)        (0.04)           --
--------------------------------------------------------------------------------------------------------
Total Distributions.................        --         (2.98)        (1.32)        (0.04)           --
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR........    $ 5.02        $ 9.81        $16.75        $16.43        $10.05
--------------------------------------------------------------------------------------------------------
TOTAL RETURN........................    (48.83)%      (23.62)%        9.29%        64.17%         0.50%++
--------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).....  $138,221      $278,504      $314,150       $94,124       $13,234
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)(4)....................      0.93%         0.92%         0.90%         1.00%         1.00%+
  Net investment loss...............     (0.56)        (0.49)        (0.30)        (0.33)        (0.25)+
--------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.............       167%           96%          143%          162%          100%
--------------------------------------------------------------------------------------------------------

       MFS RESEARCH PORTFOLIO         2002(1)       2001(1)       2000(1)       1999(1)        1998(2)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  YEAR..............................    $ 8.77        $12.15        $13.06        $10.56        $10.00
-------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (loss)(3)...      0.03          0.01         (0.01)         0.00*         0.01
  Net realized and unrealized gain
     (loss).........................     (2.23)        (2.74)        (0.70)         2.50          0.57
-------------------------------------------------------------------------------------------------------
Total Income (Loss) From
  Operations........................     (2.20)        (2.73)        (0.71)         2.50          0.58
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.............     (0.05)        (0.00)*          --            --         (0.02)
  Net realized gains................        --         (0.65)        (0.20)           --            --
  Capital...........................        --            --            --            --         (0.00)*
-------------------------------------------------------------------------------------------------------
Total Distributions.................     (0.05)        (0.65)        (0.20)           --         (0.02)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR........    $ 6.52        $ 8.77        $12.15        $13.06        $10.56
-------------------------------------------------------------------------------------------------------
TOTAL RETURN........................    (25.14)%      (22.45)%       (5.58)%       23.67%         5.77%++
-------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).....  $106,010      $165,928      $222,953      $152,073       $37,870
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Interest expense..................        --          0.00%#        0.02%           --            --
  Operating expenses(4).............      0.94%         0.92          0.92          0.99%         1.00%+
  Total expenses(3).................      0.94          0.92          0.94          0.99          1.00+
  Net investment income (loss)......      0.44          0.10         (0.07)         0.02          0.42+
-------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.............       104%           98%           86%           85%           54%
-------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the average shares method.
(2) For the period from March 23, 1998 (commencement of operations) to December 31, 1998.
(3) Travelers Insurance has agreed to reimburse the MFS Mid Cap Growth Portfolio for the expenses in the amounts of $27,304 and $32,634 for the year ended December 31, 1999 and the period ended December 31, 1998, respectively. In addition, Travelers Insurance also agreed to reimburse the MFS Research Portfolio for expenses in the amount of $41,049 for the period ended December 31, 1998. If such expenses were not reimbursed, the decrease in net investment income and the actual expense ratios would have been as follows:

                                                                                         EXPENSE RATIOS (INCLUDING
                                              DECREASES IN NET                           INTEREST EXPENSE) WITHOUT
                                         INVESTMENT INCOME PER SHARE                       EXPENSE REIMBURSEMENT
                                        -----------------------------                   ---------------------------
                                        1999                    1998                    1999                  1998
                                        -----                   -----                   -----                ------
MFS Mid Cap Growth Portfolio            $0.01                   $0.04                   1.07%                1.62%+
MFS Research Portfolio                    N/A                    0.01                    N/A                 1.37+

(4) As a result of a voluntary expense limitation, the ratio of expenses (excluding interest expense) to average net assets will not exceed 1.00%.
 *  Amount represents less than $0.01 per share.
 #  Percentage represents less than 0.01% per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
TRAVELERS SERIES TRUST:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Convertible Securities Portfolio, MFS Mid Cap Growth Portfolio and MFS Research Portfolio ("Portfolios"), three of the portfolios of The Travelers Series Trust ("Trust"), as of December 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years in the three-year period then ended and from March 23, 1998 (commencement of operations) to December 31, 1998, with respect to the MFS Mid Cap Growth Portfolio and MFS Research Portfolio, and from May 1, 1998 (commencement of operations) to December 31, 1998, with respect to the Convertible Securities Portfolio. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Convertible Securities Portfolio, MFS Mid Cap Growth Portfolio, and MFS Research Portfolio of the Trust as of December 31, 2002 and the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended and the financial highlights for the periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

                                                            [KPMG LLP SIGNATURE]

New York, New York
February 12, 2003

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED)

INFORMATION ABOUT TRUSTEES AND OFFICERS

     The business and affairs of The Travelers Series Trust ("Trust") are managed under the direction of the Trust's Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling the Trust's administrator at 1-800-842-9368.

                                              TERM OF                                       NUMBER OF
                                            OFFICE* AND                                   PORTFOLIOS IN
                              POSITION(S)     LENGTH                                      FUND COMPLEX             OTHER
NAME, ADDRESS                  HELD WITH      OF TIME     PRINCIPAL OCCUPATION(S) DURING   OVERSEEN BY          TRUSTEESHIPS
AND AGE                          FUND         SERVED             PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
 NON-INTERESTED TRUSTEES:
 Robert E. McGill, III        Trustee       Since 1990    Retired                            5            Lydall Inc.; Board of
 295 Hancock Road                                                                                         Managers of 6 Variable
 Williamstown, MA                                                                                         Annuity Separate
 Age 71                                                                                                   Accounts of The
                                                                                                          Travelers Insurance Co.
                                                                                                          ("TIC")
 Lewis Mandell                Trustee       Since 1990    Professor, University of           5            Delaware North Corp.;
 160 Jacobs Hall                                          Buffalo                                         Board of Managers of 6
 Buffalo, NY                                                                                              Variable Annuity
 Age 60                                                                                                   Separate Accounts of TIC
 Frances M. Hawk              Trustee       Since 1991    Private Investor                   5            Board of Managers of 6
 CFA, CPA                                                                                                 Variable Annuity
 108 Oxford Hill Lane                                                                                     Separate Accounts of TIC
 Downingtown, PA
 Age 55

 INTERESTED TRUSTEE:
 R. Jay Gerken**              Chairman,     Since 2002    Managing Director of Salomon      227           Chairman, Board of
 SSB                          President                   Smith Barney ("SSB");                           Managers of 6 Variable
 399 Park Avenue, 4th Floor   and Chief                   President and Chief Executive                   Annuity Separate
 New York, NY 10022           Executive                   Officer of Smith Barney Fund                    Accounts of TIC
 Age 51                       Officer                     Management LLC ("SBFM"),
                                                          Travelers Investment Adviser,
                                                          Inc. ("TIA") and Citi Fund
                                                          Management Inc.

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

                                                 TERM OF                                       NUMBER OF
                                               OFFICE* AND                                   PORTFOLIOS IN
                               POSITION(S)       LENGTH                                      FUND COMPLEX             OTHER
NAME, ADDRESS                   HELD WITH        OF TIME     PRINCIPAL OCCUPATION(S) DURING   OVERSEEN BY         TRUSTEESHIPS
AND AGE                            FUND          SERVED             PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
 OFFICERS:
 Lewis E. Daidone             Chief            Since 1996    Managing Director of SSB;         N/A                     N/A
 SSB                          Administration                 Former Chief Financial Officer
 125 Broad Street, 11th       Officer                        and Treasurer of mutual funds
 Floor                                                       affiliated with Citigroup
 New York, NY 10004                                          Inc.; Director and Senior Vice
 Age 45                                                      President of SBFM and TIA

 Richard L. Peteka            Treasurer        Since 2002    Director and Head of Internal     N/A                     N/A
 SSB                                                         Control for Citigroup Asset
 125 Broad Street, 11th                                      Management U.S. Mutual Fund
 Floor                                                       Administration; Vice
 New York, NY 10004                                          President, Head of Mutual Fund
 Age 41                                                      Administration at Oppenheimer
                                                             Capital; Treasurer of several
                                                             investment companies
                                                             associated with SSB

 Kaprel Ozsolak               Controller       Since 2002    Vice President of SSB             N/A                     N/A
 SSB
 125 Broad Street, 11th
 Floor
 New York, NY 10004
 Age 37

 Ernest J. Wright             Secretary        Since 1994    Vice President and Secretary      N/A                     N/A
 Travelers Life & Annuity                                    of TIC
 One Cityplace
 Hartford, CT 06103
 Age 62

 Kathleen A. McGah            Assistant        Since 1995    Deputy General Counsel of TIC     N/A                     N/A
 Travelers Life & Annuity     Secretary
 One Cityplace
 Hartford, CT 06103
 Age 52

---------------

 * Each Trustee and officer serves until his or her respective successor has been duly elected and qualified.

** Mr. Gerken is an "interested person" as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is Managing Director of SSB, an indirect wholly owned subsidiary of Citigroup Inc., and his ownership shares and options to purchase shares of Citigroup Inc., the indirect parent of TIC.

--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)

For Federal tax purposes the Trust hereby designates for the fiscal year ended December 31, 2002:

     - Percentages of ordinary dividends paid as qualifying for the dividends received deduction:

Convertible Securities Portfolio............................  19.30%
MFS Research Portfolio......................................  80.09

The following percentage of ordinary dividends paid by the Trust from net investment income are derived from Federal obligations and may be exempt from taxation at the state level:

          MFS Research Portfolio............................   2.54%

                     (This page intentionally left blank.)

                               Investment Adviser

              TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC

                             Hartford, Connecticut

                              Independent Auditors

                                    KPMG LLP

                               New York, New York

                                   Custodian

                      STATE STREET BANK AND TRUST COMPANY

This report is prepared for the general information of contract owners and is not an offer of shares of The Travelers Series Trust: Convertible Securities, MFS Mid Cap Growth and MFS Research Portfolios. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Annuity and Variable Universal Life Insurance products offered by The Travelers Insurance Company or The Travelers Life and Annuity Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

Series Trust (Annual) (2-03) Printed in U.S.A.

ANNUAL REPORT
DECEMBER 31, 2002

                                                              [UMBRELLA ART TOP]

                          [UMBRELLA ART BOTTOM]
                  THE TRAVELERS SERIES TRUST:

                  MFS VALUE PORTFOLIO

[TRAVELERS LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Cityplace
Hartford, CT 06103

THE TRAVELERS SERIES TRUST: MFS VALUE PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            LETTER FROM THE CHAIRMAN

                                                        [PHOTO OF R. JAY GERKEN]

                                                        R. JAY GERKEN
                                                        Chairman, President and
                                                        Chief Executive Officer
DEAR SHAREHOLDER,

Please allow me to introduce myself as the new Chairman, President and Chief Executive Officer of The Travelers
Series Trust -- MFS Value Portfolio ("Portfolio"),(1) replacing Heath B. McLendon, who has been appointed
Chairman of Salomon Smith Barney Inc.'s new Equity
Research Policy Committee. On behalf of all our shareholders and the Fund's Board of Trustees, I would like to extend my deepest gratitude to Heath for his years of service and for his dedication to keeping shareholders' needs as the firm's top priority. I look forward to keeping you informed about the investment perspectives of the Portfolio's managers through periodically providing you with these shareholder letters in the future.

To better acquaint you with my experience, I am currently a managing director of Salomon Smith Barney
Inc., and I have previously managed the Smith Barney
Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from its inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

Enclosed herein is the annual report for the Portfolio for the year ended December 31, 2002. In this report, the Portfolio's managers summarize what they believe to be the period's prevailing economic and market conditions and outlines the Portfolio's investment strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. I hope you find this report to be useful and informative.

Sincerely,

/s/ R. Jay Gerken

R. Jay Gerken
Chairman, President and Chief Executive Officer

---------------
1 The Portfolio is an underlying investment option of various variable annuity and life products.

THE TRAVELERS SERIES TRUST: MFS VALUE PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             LETTER FROM THE MANAGER

PERFORMANCE UPDATE

For the year ended December 31, 2002, the Portfolio returned negative 13.14%. In comparison, the Russell 1000 Index ("Russell 1000")(1) and the S&P 500 Index ("S&P 500")(2) returned negative 21.65% and negative 22.09%, respectively, for the same period.

PORTFOLIO MANAGER MARKET OVERVIEW

The past year was a difficult one in the equity markets, and marked the third consecutive year of negative returns for the major stock market indices. Geopolitical concerns, along with corporate scandals, a difficult domestic economic situation and rising unemployment helped create an environment in which investors accustomed to seeking returns were instead seeking refuge.

With value investing having outperformed growth for the past three years, we think the question on the minds of many value investors is whether it's time to move back into growth stocks. In other words, has this value cycle run its course? We don't believe so. We believe both value and growth investing styles can be part of a sound investment strategy. We are confident that the value approach will continue to offer attractive opportunities to investors over the long term, particularly when the market in general is undervalued, as we believe it was at the end of the period.

PORTFOLIO MANAGER PORTFOLIO OVERVIEW

On an absolute basis, both the Portfolio and its benchmark, the Russell 1000, declined for the year. Yet, both the Portfolio and the Russell 1000 still posted better returns than the broad stock market, as measured by the S&P 500.

We attribute the Portfolio's outperformance relative to its benchmark to both our stock selection and relative weightings across multiple sectors. Stock selection in the industrial goods, leisure, utilities and communications industries was the primary contributor to performance for the year. The Portfolio also benefited from an overweighting in the basic materials and consumer staples sectors, and an underweighted position in technology, utilities and communications.

In the industrial goods (Machinery-Diversified) sector, the Portfolio's holdings in Deere & Co. and Caterpillar Inc. were bright spots for performance. The Portfolio also benefited from its positions in publishing and media, as media conglomerate Viacom Inc. and newspaper companies Gannett Co. Inc. and Tribune Co. continued to benefit from improving advertising trends. In the utilities and communications sector, our emphasis on traditional regulated gas and electric distribution companies and underweight in electric generation and trading companies, as well as telecommunications companies, helped performance. In a difficult year for telecommunications, our research uncovered what we felt were attractive opportunities in the sector. Toward the end of the year, we added SBC Communications Inc. to the Portfolio and increased the Portfolio's position in BellSouth Corp.

On the negative side, detractors from performance included our stock selection in the banking industry, particularly FleetBoston Financial Corp., which was impacted by Latin American and telecommunications industry loan exposure. The Portfolio's investments in Sears, Roebuck and Co. also negatively affected performance as the company suffered from deterioration in its credit card portfolio. In the health care sector, the Portfolio's pharmaceutical stocks were not immune from concerns about patent expirations, regulatory setbacks, and generally weak new product pipelines, which also negatively impacted performance.

---------------
 1 The Russell 1000 Index measures the performance of the 1000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.

 2 The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
 2

THE TRAVELERS SERIES TRUST: MFS VALUE PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO MANAGER MARKET AND PORTFOLIO OUTLOOK

Looking ahead, we think that securities markets are likely to stay choppy over the near term -- especially given the unpredictability of corporate earnings, the fits and starts associated with a recovering U.S. economy, and lingering geopolitical concerns. While we expect the environment to be challenging, we believe it will also present opportunities for value-oriented investors to find quality, lower-volatility businesses whose stocks are reasonably valued relative to their long-term growth prospects. Accordingly, we are comfortable with our moderately conservative positioning of the Portfolio and believe that our fundamental research will continue to uncover businesses poised to benefit from improving economic and market conditions.

The information provided in this commentary by the portfolio manager represents the opinion of the portfolio manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio manager and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Portfolio or that the percentage of the Portfolio's assets in various sectors will remain the same. Please refer to pages 5 through 9 for a list and percentage breakdown of the Portfolio's holdings. Also, please note that any discussion of the Portfolio's holdings, the Portfolio's performance, and the portfolio managers' views are as of December 31, 2002 and are subject to change.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- MFS VALUE PORTFOLIO AS OF 12/31/02


    AVERAGE ANNUAL TOTAL RETURNS
    -------------------------------------------
    Year Ended 12/31/02                 (13.14)%
    7/20/98* through 12/31/02            (0.52)
              CUMULATIVE TOTAL RETURN
              -----------------------
    7/20/98* through 12/31/02           (2.31)%
    * Commencement of operations.

This chart assumes an initial investment of $10,000 made at inception on July 20, 1998, assuming reinvestment of dividends, through December 31, 2002. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

                                                   MFS VALUE PORTFOLIO            S&P 500 INDEX            RUSSELL 1000 INDEX
                                                   -------------------            -------------            ------------------
7/20/98                                                 10000.00                    10000.00                    10000.00
12/98                                                    9506.00                    10454.00                    11064.00
12/99                                                    9979.00                    12653.00                    13377.00
12/00                                                   11135.00                    11501.00                    12336.00
12/01                                                   11247.00                    10135.00                    10800.00
12/31/02                                                 9769.00                     7896.00                     8462.00

++ It is the opinion of management that the Russell 1000 Index more accurately reflects the current composition of the MFS Value Portfolio rather than the S&P 500 Index. In future reporting, the Russell 1000 Index will be used as a basis of comparison of total return performance rather than the S&P 500 Index.

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2002

 SHARES                               SECURITY                                 VALUE
---------------------------------------------------------------------------------------
COMMON STOCK -- 90.4%
---------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 0.1%
     430    Northrop Grumman Corp. .....................................    $    41,710
---------------------------------------------------------------------------------------
APPAREL -- 0.6%
   3,920    NIKE, Inc., Class A Shares..................................        174,322
---------------------------------------------------------------------------------------
BANKS -- 12.2%
  18,970    Bank of America Corp. ......................................      1,319,743
   1,670    Bank One Corp. .............................................         61,039
  19,560    FleetBoston Financial Corp. ................................        475,308
  16,010    Mellon Financial Corp. .....................................        418,021
  12,560    National City Corp. ........................................        343,139
  12,630    SouthTrust Corp. ...........................................        313,856
   6,550    SunTrust Banks, Inc. .......................................        372,826
  13,000    Wachovia Corp. .............................................        473,720
---------------------------------------------------------------------------------------
                                                                              3,777,652
---------------------------------------------------------------------------------------
BEVERAGES -- 1.3%
   9,780    PepsiCo, Inc. ..............................................        412,912
---------------------------------------------------------------------------------------
CHEMICALS -- 3.4%
   6,570    Air Products and Chemicals, Inc. ...........................        280,868
   2,740    The Dow Chemical Co. .......................................         81,378
   2,420    Lyondell Chemical Co. ......................................         30,589
   7,020    PPG Industries, Inc. .......................................        352,053
   4,990    Praxair, Inc. ..............................................        288,272
---------------------------------------------------------------------------------------
                                                                              1,033,160
---------------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 0.2%
   3,510    Accenture Ltd. Class A Shares (a)...........................         63,145
---------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 8.1%
  19,800    American Express Co. .......................................        699,930
   5,420    Fannie Mae..................................................        348,669
   6,500    Freddie Mac.................................................        383,825
  10,850    The Goldman Sachs Group, Inc. ..............................        738,885
   8,390    Merrill Lynch & Co., Inc. ..................................        318,401
---------------------------------------------------------------------------------------
                                                                              2,489,710
---------------------------------------------------------------------------------------
ELECTRIC -- 2.9%
   9,420    Energy East Corp. ..........................................        208,088
   4,130    FPL Group, Inc. ............................................        248,337
   7,760    NSTAR.......................................................        344,466
   4,390    TXU Corp. ..................................................         82,005
---------------------------------------------------------------------------------------
                                                                                882,896
---------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES -- 1.1%
   7,860    Schlumberger Ltd. ..........................................        330,827
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2002

 SHARES                               SECURITY                                 VALUE
---------------------------------------------------------------------------------------
FOOD -- 6.6%
  37,546    Archer-Daniels-Midland Co. .................................    $   465,570
   2,845    Del Monte Foods Co. (a).....................................         21,905
   6,370    H.J. Heinz Co. .............................................        209,382
   3,331    The J. M. Smucker Co. ......................................        132,607
  24,090    Kellogg Co. ................................................        825,564
  16,510    The Kroger Co. .............................................        255,080
   4,800    Safeway Inc. (a)............................................        112,128
---------------------------------------------------------------------------------------
                                                                              2,022,236
---------------------------------------------------------------------------------------
GAS -- 2.4%
   5,840    KeySpan Corp. ..............................................        205,802
  14,030    National Fuel Gas Co. ......................................        290,842
   8,880    NiSource Inc. ..............................................        177,600
   3,460    WGL Holdings Inc. ..........................................         82,763
---------------------------------------------------------------------------------------
                                                                                757,007
---------------------------------------------------------------------------------------
HEALTHCARE -- 1.4%
   2,190    Guidant Corp. (a)...........................................         67,562
   7,110    Johnson & Johnson...........................................        381,878
---------------------------------------------------------------------------------------
                                                                                449,440
---------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS/WARES -- 2.2%
   7,370    Kimberly-Clark Corp. .......................................        349,854
   3,890    The Procter & Gamble Co. ...................................        334,307
---------------------------------------------------------------------------------------
                                                                                684,161
---------------------------------------------------------------------------------------
INSURANCE -- 5.9%
  14,020    The Allstate Corp. .........................................        518,600
   4,250    The Chubb Corp. ............................................        221,850
   7,580    The Hartford Financial Services Group, Inc. ................        344,359
  14,290    MetLife, Inc. ..............................................        386,402
   6,280    SAFECO Corp. ...............................................        217,728
   4,310    The St. Paul Cos., Inc. ....................................        146,755
---------------------------------------------------------------------------------------
                                                                              1,835,694
---------------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED -- 5.0%
   1,970    3M Co. .....................................................        242,901
   6,260    Caterpillar Inc. ...........................................        286,207
  14,050    Deere & Co. ................................................        644,193
   4,360    Eastman Kodak Co. ..........................................        152,774
   1,440    Illinois Tool Works Inc. ...................................         93,398
   6,660    Pall Corp. .................................................        111,089
---------------------------------------------------------------------------------------
                                                                              1,530,562
---------------------------------------------------------------------------------------
MEDIA -- 5.0%
   8,120    Gannett Co., Inc. ..........................................        583,016
   4,840    Tribune Co. ................................................        220,026
  11,620    Viacom Inc., Class B Shares (a).............................        473,631
  15,840    The Walt Disney Co. ........................................        258,350
---------------------------------------------------------------------------------------
                                                                              1,535,023
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 6

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2002

 SHARES                               SECURITY                                 VALUE
---------------------------------------------------------------------------------------
MINING -- 2.2%
   4,410    Alcan Inc. .................................................    $   130,183
  20,100    Alcoa Inc. .................................................        457,878
   3,030    Phelps Dodge Corp. (a)......................................         95,899
---------------------------------------------------------------------------------------
                                                                                683,960
---------------------------------------------------------------------------------------
OIL & GAS -- 10.5%
   5,850    Anadarko Petroleum Corp. ...................................        280,215
   5,446    Apache Corp. ...............................................        310,368
  15,890    BP PLC ADR..................................................        645,929
   2,370    ConocoPhillips..............................................        114,684
   5,660    Devon Energy Corp. .........................................        259,794
  29,350    Exxon Mobil Corp. ..........................................      1,025,489
   3,530    Noble Corp.(a)..............................................        124,080
   2,670    TotalFinaElf S.A. ADR.......................................        190,905
   9,650    Unocal Corp. ...............................................        295,097
---------------------------------------------------------------------------------------
                                                                              3,246,561
---------------------------------------------------------------------------------------
PACKAGING & CONTAINERS -- 0.5%
   9,480    Smurfit-Stone Container Corp. (a)...........................        145,907
---------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS -- 1.5%
      80    Bowater Inc. ...............................................          3,356
  13,520    International Paper Co. ....................................        472,794
---------------------------------------------------------------------------------------
                                                                                476,150
---------------------------------------------------------------------------------------
PERSONAL PRODUCTS -- 0.1%
     630    Colgate-Palmolive Co. ......................................         33,031
---------------------------------------------------------------------------------------
PHARMACEUTICALS -- 5.7%
   7,460    Abbott Laboratories.........................................        298,400
   5,290    Eli Lilly & Co. ............................................        335,915
   6,550    Merck & Co. Inc. ...........................................        370,796
  24,620    Pfizer Inc. ................................................        752,633
---------------------------------------------------------------------------------------
                                                                              1,757,744
---------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 0.5%
   6,170    Equity Office Properties Trust..............................        154,127
---------------------------------------------------------------------------------------
RETAIL -- 0.9%
   4,820    The Home Depot, Inc. .......................................        115,487
   6,530    Sears, Roebuck and Co. .....................................        156,394
---------------------------------------------------------------------------------------
                                                                                271,881
---------------------------------------------------------------------------------------
SEMICONDUCTORS -- 1.4%
   4,900    Analog Devices, Inc. (a)....................................        116,963
  10,320    Intel Corp. ................................................        160,682
   9,420    Texas Instruments Inc. .....................................        141,394
---------------------------------------------------------------------------------------
                                                                                419,039
---------------------------------------------------------------------------------------
SOFTWARE -- 0.4%
   2,920    Automatic Data Processing...................................        114,610
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2002

 SHARES                               SECURITY                                 VALUE
---------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 4.7%
  12,521    AT&T Corp. .................................................    $   326,923
  25,700    BellSouth Corp. ............................................        664,859
  17,350    SBC Communications Inc. ....................................        470,359
---------------------------------------------------------------------------------------
                                                                              1,462,141
---------------------------------------------------------------------------------------
TOBACCO -- 2.6%
  19,670    Philip Morris Cos. Inc. (b).................................        797,225
---------------------------------------------------------------------------------------
TRANSPORTATION -- 1.0%
   3,559    Canadian National Railway Co. ..............................        147,912
   2,420    Union Pacific Corp. ........................................        144,885
---------------------------------------------------------------------------------------
                                                                                292,797
---------------------------------------------------------------------------------------
            TOTAL COMMON STOCK (Cost -- $29,948,104)....................     27,875,630
---------------------------------------------------------------------------------------
PREFERRED STOCK -- 1.9%
---------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 0.3%
     680    Northrop Grumman Corp., 7.250%..............................         73,263
---------------------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT -- 0.3%
   4,000    General Motors, Series B, 5.250%............................         92,400
---------------------------------------------------------------------------------------
ELECTRIC -- 0.3%
   3,480    TXU Corp., 8.750%...........................................         99,528
---------------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 1.0%
  10,060    Motorola Inc., 7.000%.......................................        321,920
---------------------------------------------------------------------------------------
            TOTAL PREFERRED STOCK (Cost -- $826,703)....................        587,111
---------------------------------------------------------------------------------------
FOREIGN STOCK -- 5.1%
---------------------------------------------------------------------------------------
NETHERLANDS -- 0.3%
   2,550    Akzo Nobel N.V. ............................................         80,841
---------------------------------------------------------------------------------------
SWITZERLAND -- 2.2%
  11,970    Syngenta AG (a).............................................        692,790
---------------------------------------------------------------------------------------
UNITED KINGDOM -- 2.6%
  35,000    BT Group PLC................................................        109,848
  19,780    Diageo PLC..................................................        214,892
  57,100    Reed Elsevier PLC...........................................        488,921
---------------------------------------------------------------------------------------
                                                                                813,661
---------------------------------------------------------------------------------------
            TOTAL FOREIGN STOCK (Cost -- $1,602,644)....................      1,587,292
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 8

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2002

  FACE
 AMOUNT                               SECURITY                                 VALUE
---------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.6%
$814,000    Federal Home Loan Discount Notes, zero coupon bond to yield
              0.760% due 1/2/03 (Cost -- $813,983)......................    $   813,983
---------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100% (Cost -- $33,191,434*)............    $30,864,016
---------------------------------------------------------------------------------------

(a) Non-income producing security.
(b) Subsequent to the reporting period, on January 27, 2003, the company changed its name to Altria Group, Inc.
 *  Aggregate cost for Federal income tax purposes is $33,590,503.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES                           DECEMBER 31, 2002

ASSETS:
  Investments, at value (Cost -- $33,191,434)...............  $30,864,016
  Cash......................................................        6,454
  Receivable for securities sold............................      142,296
  Dividends and interest receivable.........................       63,890
  Receivable for Fund shares sold...........................       22,263
  Receivable due from manager...............................       46,908
-------------------------------------------------------------------------
  TOTAL ASSETS..............................................   31,145,827
-------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased..........................      101,118
  Investment advisory fee payable...........................       16,477
  Administration fee payable................................        5,027
  Accrued expenses..........................................       43,289
-------------------------------------------------------------------------
  TOTAL LIABILITIES.........................................      165,911
-------------------------------------------------------------------------
TOTAL NET ASSETS............................................  $30,979,916
-------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital...........................................  $35,466,180
  Undistributed net investment income.......................        9,356
  Accumulated net realized loss on security transactions....   (2,168,391)
  Net unrealized depreciation of investments and foreign
     currencies.............................................   (2,327,229)
-------------------------------------------------------------------------
TOTAL NET ASSETS............................................  $30,979,916
-------------------------------------------------------------------------
SHARES OUTSTANDING..........................................    3,521,103
-------------------------------------------------------------------------
NET ASSET VALUE.............................................        $8.80
-------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 10

--------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS                    FOR THE YEAR ENDED DECEMBER 31, 2002

INVESTMENT INCOME:
  Interest..................................................  $    16,879
  Dividends.................................................      749,591
  Less: Foreign withholding tax.............................       (7,358)
-------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME...................................      759,112
-------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 2).........................      239,112
  Shareholder communications................................       32,377
  Custody...................................................       31,657
  Audit and legal...........................................       28,736
  Administration fees (Note 2)..............................       19,129
  Trustees' fees............................................        6,795
  Shareholder and system servicing fees.....................        4,631
  Other.....................................................          670
-------------------------------------------------------------------------
  TOTAL EXPENSES............................................      363,107
  Less: Expense reimbursement (Note 2)......................      (44,292)
-------------------------------------------------------------------------
  NET EXPENSES..............................................      318,815
-------------------------------------------------------------------------
NET INVESTMENT INCOME.......................................      440,297
-------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3):
  Realized Loss From:
     Security transactions (excluding short-term
      securities)...........................................   (1,941,831)
     Foreign currency transactions..........................         (430)
-------------------------------------------------------------------------
  NET REALIZED LOSS.........................................   (1,942,261)
-------------------------------------------------------------------------
  Change in Net Unrealized Depreciation From:
     Security transactions..................................   (2,959,133)
     Foreign currency transactions..........................          219
-------------------------------------------------------------------------
  INCREASE IN NET UNREALIZED DEPRECIATION...................   (2,958,914)
-------------------------------------------------------------------------
NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES..............   (4,901,175)
-------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM OPERATIONS......................  $(4,460,878)
-------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS            FOR THE YEARS ENDED DECEMBER 31,

                                                                 2002          2001
---------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................  $   440,297   $   274,054
  Net realized gain (loss)..................................   (1,942,261)    1,157,267
  Increase in net unrealized depreciation...................   (2,958,914)   (1,269,940)
---------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.........   (4,460,878)      161,381
---------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................     (704,032)     (222,642)
  Net realized gains........................................   (1,300,123)     (229,348)
---------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...........................................   (2,004,155)     (451,990)
---------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 12):
  Net proceeds from sale of shares..........................    9,850,958    12,660,072
  Net asset value of shares issued for reinvestment of
     dividends..............................................    2,004,155       451,990
  Cost of shares reacquired.................................   (6,705,321)   (3,851,826)
---------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS.......    5,149,792     9,260,236
---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...........................   (1,315,241)    8,969,627
NET ASSETS:
  Beginning of year.........................................   32,295,157    23,325,530
---------------------------------------------------------------------------------------
  END OF YEAR*..............................................  $30,979,916   $32,295,157
---------------------------------------------------------------------------------------
* Includes undistributed net investment income of:..........       $9,356      $275,105
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 12

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

     1.  SIGNIFICANT ACCOUNTING POLICIES

     MFS Value Portfolio ("Portfolio") is a separate investment portfolio of The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of this portfolio and fifteen other separate investment portfolios: Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock, Disciplined Mid Cap Stock, U.S. Government Securities, Social Awareness Stock, Utilities, Large Cap, Equity Income, Convertible Securities, formerly known as Convertible Bond, MFS Research, MFS Mid Cap Growth and Zero Coupon Bond Fund Portfolio (Series 2005) Portfolios. Shares of the Trust are offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies, including the affiliates of the investment manager. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

     The significant accounting policies consistently followed by the Portfolio are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets or, if there were no sales during the day, at current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges, except that when a significant occurrence exists subsequent to the time a value was so established and it is likely to have significantly changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees; securities traded in the over-the-counter market are valued on the basis of the bid price at the close of business on each day; U.S. government agencies and obligations are valued at the mean between the last reported bid and ask prices; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) securities that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis and dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records of the Portfolio are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2002, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, the Portfolio may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Corporation ("TAMIC"), an indirect wholly owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Portfolio. The Portfolio pays TAMIC an investment advisory fee calculated at the annual rate of 0.75% of the Portfolio's average daily net assets. This fee is calculated daily and paid monthly.

     TAMIC has entered into a sub-advisory agreement with MFS Investment Management ("MFS"). Pursuant to the sub-advisory agreement, MFS is responsible for the day-to-day portfolio operations and investment decisions for the Portfolio. TAMIC pays MFS 0.375% of the Portfolio's average daily net assets. These fees are calculated daily and paid monthly.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     The Travelers Insurance Company ("TIC") acts as administrator to the Portfolio. The Portfolio pays TIC an administration fee calculated at an annual rate of 0.06% of its average daily net assets. TIC has entered into a sub-administrative service agreement with Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"). TIC pays SBFM, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of the Portfolio. This fee is calculated daily and paid monthly.

     Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Portfolio's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. CTB receives account fees and asset-based fees that vary according to account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts. During the year ended December 31, 2002, the Portfolio paid transfer agent fees of $5,000 to CTB.

     For the year ended December 31, 2002, Travelers Insurance reimbursed expenses in the amount of $44,292 for the Portfolio.

     For the year ended December 31, 2002, the Portfolio did not pay Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, any brokerage commissions.

     One Trustee and all officers of the Trust are employees of Citigroup or its affiliates.

     3.  INVESTMENTS

     During the year ended December 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

-------------------------------------------------------------------------
Purchases...................................................  $22,362,774
Sales.......................................................   18,508,140
-------------------------------------------------------------------------

     At December 31, 2002, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

-------------------------------------------------------------------------
Gross unrealized appreciation...............................  $   842,833
Gross unrealized depreciation...............................   (3,569,320)
-------------------------------------------------------------------------
Net unrealized depreciation.................................  $(2,726,487)
-------------------------------------------------------------------------

     4.  REPURCHASE AGREEMENTS

     The Portfolio purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

     5.  FUTURES CONTRACTS

     The Portfolio may from time to time enter into futures contracts.

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

     The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At December 31, 2002, the Portfolio did not have any open futures contracts.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     6.  OPTIONS CONTRACTS

     The Portfolio may from time to time enter into options contracts.

     Premiums paid when put or call options are purchased by the Portfolio, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

     At December 31, 2002, the Portfolio did not hold any purchased call or put option contracts.

     When the Portfolio writes a covered call or put option, an amount equals to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchases upon exercise. When written index options are exercised, settlement is made in cash.

     The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolio is exposed to the risk of a loss if the market price of the underlying security declines.

     During the year ended December 31, 2002, the Portfolio did not enter into any written call or put option contracts.

     7.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

     8.  LENDING OF PORTFOLIO SECURITIES

     The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded as interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolio maintains exposure for the risk of any losses in the investments of amounts received as collateral.

     At December 31, 2002, the Portfolio did not have any securities on loan.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     9.  FORWARD FOREIGN CURRENCY CONTRACTS

     The Portfolio from time to time may enter into forward foreign currency contracts.

     A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

     At December 31, 2002, the Portfolio did not have any open futures contracts.

     10.  INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

     At December 31, 2002, the tax basis components of distributable earnings were:

---------------------------------------------------------------------------
Undistributed ordinary income...............................    $     8,620
Accumulated capital losses..................................     (1,499,036)
Unrealized depreciation.....................................     (2,726,298)
---------------------------------------------------------------------------

     The difference between book basis and tax basis unrealized appreciation and depreciation is attributable to wash sale loss deferrals.

     The tax character of distributions paid during the year was:

--------------------------------------------------------------------------
Ordinary income.............................................    $  843,444
Long-term capital gains.....................................     1,160,711
--------------------------------------------------------------------------
Total.......................................................    $2,004,155
--------------------------------------------------------------------------

     11.  CAPITAL LOSS CARRYFORWARD

     At December 31, 2002, the Fund had, for Federal income tax purposes, approximately $1,499,000 of capital loss carryforwards, expiring on December 31, 2010, available to offset future net realized gains. To the extent that these carryforward losses can be used to offset net realized capital gains, such gains, if any, will not be distributed.

     12.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of the Portfolio were as follows:

                                                                   YEAR ENDED           YEAR ENDED
                                                                DECEMBER 31, 2002    DECEMBER 31, 2001
------------------------------------------------------------------------------------------------------
Shares sold.................................................        1,015,193            1,151,357
Shares issued on reinvestment...............................          218,577               41,929
Shares reacquired...........................................         (693,773)            (354,224)
------------------------------------------------------------------------------------------------------
Net Increase................................................          539,997              839,062
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

                                                   2002      2001(1)    2000(1)    1999(1)    1998(2)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR............     $10.83     $10.89      $9.93      $9.46    $10.00
-----------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(3)....................       0.12       0.11       0.11       0.13      0.05
  Net realized and unrealized gain (loss).....      (1.53)     (0.00)*     1.02       0.34     (0.54)
-----------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations...........      (1.41)      0.11       1.13       0.47     (0.49)
-----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.......................      (0.21)     (0.08)     (0.08)        --     (0.05)
  Net realized gains..........................      (0.41)     (0.09)     (0.09)        --     (0.00)*
-----------------------------------------------------------------------------------------------------
Total Distributions...........................      (0.62)     (0.17)     (0.17)        --     (0.05)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR..................     $ 8.80     $10.83     $10.89      $9.93    $ 9.46
-----------------------------------------------------------------------------------------------------
TOTAL RETURN..................................     (13.14)%     1.00%     11.59%      4.97%    (4.94)%++
-----------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)...............    $30,980    $32,295    $23,326    $19,908    $8,463
-----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)(4)..............................       1.00%      1.00%      1.00%      0.99%     0.99%+
  Net investment income.......................       1.38       1.01       1.05       1.26      1.47+
-----------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.......................         60%       123%        54%        41%        2%
-----------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) For the period from July 20, 1998 (commencement of operations) to December 31, 1998.

(3) Travelers Insurance has agreed to reimburse the Portfolio for expenses in the amounts of $44,292, $28,095, $15,528, $24,087 and $17,700 for the years ended December 31, 2002, 2001, 2000 and 1999 and the period ended December 31, 1998, respectively. If such expenses were not reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

       PER SHARE DECREASE                EXPENSE RATIO WITHOUT
    IN NET INVESTMENT INCOME             EXPENSE REIMBURSEMENT
---------------------------------  ---------------------------------
2002   2001   2000   1999   1998   2002   2001  2000   1999    1998
-----  -----  -----  -----  -----  -----  ----  -----  -----  ------
$0.01  $0.01  $0.01  $0.02  $0.02  1.13%  1.11% 1.07%  1.15%  1.64%+

(4) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.00%.

 *  Amount represents less than $0.01 per share.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)

     For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 2002:

        - A corporate dividends received deduction of 100%.

        - Total long-term capital gain distributions paid of $1,160,711.

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
THE TRAVELERS SERIES TRUST:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MFS Value Portfolio of The Travelers Series Trust ("Fund") as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the four-year period then ended and for the period from July 20, 1998 (commencement of operations) to December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the four-year period then ended and for the period from July 20, 1998 to December 31, 1998, in conformity with accounting principles generally accepted in the United States of America.

                                                     /s/ KPMG LLP

New York, New York
February 12, 2003

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED)

INFORMATION ABOUT TRUSTEES AND OFFICERS

     The business and affairs of The Travelers Series Trust ("Trust") are managed under the direction of the Trust's Board of Trustees. Information pertaining to the Trustees and Officers of the Investment Company is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling the Trust's administrator at 1-800-842-9368.

                                               TERM OF                                       NUMBER OF
                                             OFFICE* AND                                   FUNDS IN FUND
                              POSITION(S)      LENGTH                                         COMPLEX               OTHER
       NAME, ADDRESS           HELD WITH       OF TIME     PRINCIPAL OCCUPATION(S) DURING   OVERSEEN BY          TRUSTEESHIPS
          AND AGE                 FUND         SERVED             PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES:
Knight Edwards                Trustee        Since 1990    Of Counsel, Edwards & Angell,          5        Keystone Group, Inc.;
154 Arlington Avenue                                       Attorneys                                       Board of Managers of 6
Providence, RI                                                                                             Variable Annuity
Age 78                                                                                                     Separate Accounts of The
                                                                                                           Travelers Insurance Co
                                                                                                           ("TIC")
Robert E. McGill, III         Trustee        Since 1990    Retired                                5        Lydall Inc.; Board of
295 Hancock Road                                                                                           Managers of 6 Variable
Williamstown, MA                                                                                           Annuity Separate
Age 70                                                                                                     Accounts of TIC
Lewis Mandell                 Trustee        Since 1990    Professor, University of               5        Delaware North Corp.;
160 Jacobs Hall                                            Buffalo                                         Board of Managers of 6
Buffalo, NY                                                                                                Variable Annuity
Age 59                                                                                                     Separate Accounts of TIC
Frances M. Hawk,              Trustee        Since 1991    Private Investor                       5        Board of Managers of 6
CFA, CPA                                                                                                   Variable Annuity
108 Oxford Hill Lane                                                                                       Separate Accounts of TIC
Downingtown, PA
Age 54
INTERESTED TRUSTEE:
R. Jay Gerken**               Chairman,      Since 2002    Managing Director of Salomon         227        None
SSB                           President                    Smith Barney Inc. ("SSB");
339 Park Avenue, 4th Floor    and Chief                    Chairman, President and Chief
New York, NY 10022            Executive                    Executive Officer of Smith
Age 51                        Officer                      Barney Funds Management LLC
                                                           ("SBFM"), Travelers Investment
                                                           Adviser, Inc. ("TIA") and Citi
                                                           Fund Management Inc.

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

                                               TERM OF                                       NUMBER OF
                                             OFFICE* AND                                   FUNDS IN FUND
                              POSITION(S)      LENGTH                                         COMPLEX               OTHER
       NAME, ADDRESS           HELD WITH       OF TIME     PRINCIPAL OCCUPATION(S) DURING   OVERSEEN BY          TRUSTEESHIPS
          AND AGE                 FUND         SERVED             PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS:
Lewis E. Daidone              Chief            Since       Managing Director of SSB;            N/A        N/A
Salomon Smith Barney Inc.     Administrative    1996       Former Chief Financial Officer
125 Broad Street, 11th Floor  Officer                      and Treasurer of mutual funds
New York, NY 10004                                         affiliated with Citigroup
Age 45                                                     Inc.; Director and Senior Vice
                                                           President of SBFM and TIA
Richard L. Peteka             Treasurer        Since       Director of SSB; Director and        N/A        N/A
SSB                                             2002       Head of Internal Control for
125 Broad Street, 11th Floor                               Citigroup Asset Management
New York, NY 10004                                         U.S. Mutual Fund
Age 41                                                     Administration from 1999-2002;
                                                           Vice President, Head of Mutual
                                                           Fund Administration and
                                                           Treasurer of Oppenheimer
                                                           Capital from 1996-1999
Kaprel Ozsolak                Controller       Since       Vice President of SSB                N/A        N/A
SSB                                             2002
125 Broad Street, 11th Floor
New York, NY 10004
Age 37
Ernest J. Wright              Secretary        Since       Vice President and Secretary         N/A        N/A
Travelers Insurance Company                     1994       of TIC
One Tower Square
Hartford, CT 06183
Age 61
Kathleen A. McGah             Assistant        Since       Deputy General Counsel of TIC        N/A        N/A
Travelers Insurance Company   Secretary         1995
One Tower Square
Hartford, CT 06183
Age 51

---------------

 * Each Trustee and Officer serves until his or her successor has been duly elected and qualified.

** Mr. Gerken is a Trustee who is an "interested person" of the Trust as defined in the Investment Company Act of 1940 because Mr. Gerken is an officer of SSB, indirect wholly owned subsidiary of Citigroup Inc., and his ownership shares and options to purchase shares of Citigroup Inc., the indirect parent of TIC.

                     (This page intentionally left blank.)

                               Investment Adviser

              TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION

                             Hartford, Connecticut

                              Independent Auditors

                                    KPMG LLP

                               New York, New York

                                   Custodian

                      STATE STREET BANK AND TRUST COMPANY

This report is prepared for the general information of contract owners and is not an offer of shares of The Travelers Series Trust: MFS Value Portfolio. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Annuity and Variable Universal Life Insurance products offered by The Travelers Insurance Company or Travelers Life & Annuity Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

Series Trust (Annual) (2-03) Printed in U.S.A.

ANNUAL REPORTS
DECEMBER 31, 2002



                                                        [LARGE UMBRELLA GRAPHIC]









                          THE TRAVELERS SERIES TRUST:

                          EQUITY INCOME PORTFOLIO
                          LARGE CAP PORTFOLIO













[TRAVELERS LIFE & ANNUITY LOGO]


The Travelers Insurance Company
The Travelers Life and Annuity Company
One Cityplace
Hartford, CT  06103

CONTENTS

MARKET ENVIRONMENT                      3    A review of what happened in world markets during
                                             the past 12 months.

EQUITY INCOME PORTFOLIO
  PERFORMANCE AND INVESTMENT SUMMARY    4    How the fund has done over time, and an overview
                                             of the fund's investments at the end of the period.

  FUND TALK                             5    The manager's review of fund performance, strategy
                                             and outlook over the past six months.

  INVESTMENTS                           6    A complete list of the fund's investments with their
                                             market values.

  FINANCIAL STATEMENTS                  9    Statements of assets and liabilities, operations, and
                                             changes in net assets, as well as financial highlights.


LARGE CAP PORTFOLIO
  PERFORMANCE AND INVESTMENT SUMMARY    11   How the fund has done over time, and an overview of
                                             the fund's investments at the end of the period.

  FUND TALK                             12   The manager's review of fund performance, strategy
                                             and outlook over the past six months.

  INVESTMENTS                           13   A complete list of the fund's investments with their
                                             market values.

  FINANCIAL STATEMENTS                  16   Statements of assets and liabilities, operations, and
                                             changes in net assets, as well as financial highlights.

NOTES                                   18   Notes to the financial statements.

REPORT OF INDEPENDENT ACCOUNTANTS       21   The auditors' opinion.

OTHER FUND INFORMATION                  22

TRUSTEES AND OFFICERS                   23


Standard & Poor's, S&P and S&P 500 are registered service marks of the McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation and its affiliates.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.


The Views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity, the Funds' subadviser, any other person in the Fidelity organization, Travelers Life & Annuity, or any affiliate thereof. Any such views are subject to change at any time based upon market or other conditions and Fidelity and Travelers Life & Annuity disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund managed by Fidelity Management & Research Company are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.


This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

Neither of the funds is a bank.


ANNUAL REPORT                         2

MARKET ENVIRONMENT


Investment-grade bonds - both foreign and domestic - were the place to be in 2002, as U.S. equities dropped for the third consecutive year. In fact, it was the worst performance for U.S. stocks since the mid 1970s, and the first time they've fallen for three straight years since 1939-41. While faring slightly better on an absolute basis, international equities generally suffered double-digit losses as well. A slowing global economy, weakness in capital spending, the continued feeble performance of the technology and telecommunications sectors, and geopolitical tension were some of the common themes that plagued stock markets around the world. In addition, the U.S. markets had to contend with a series of high-profile accounting and corporate governance scandals that rocked investors' confidence. While tech and telecom were obvious laggards, no sector of the market offered sanctuary during the past year. All seven major domestic market sectors tracked by Goldman Sachs posted double-digit losses. On the bond front, the picture was much brighter. International bonds fared best, benefiting from a weaker U.S. dollar. Emerging-markets debt posted its fourth straight year of positive returns, and U.S. investment-grade bonds offered returns in the general range of 9% to nearly 12%.


U.S. STOCK MARKETS
Three years into the new millennium, major U.S. equity indexes still have yet to generate a positive return. Only once in market history have U.S. stocks dropped in four consecutive years. Turning to more recent performance, the large-cap-oriented Standard & Poor's 500(SM) Index dropped 22.10% during the 12-month period ending December 31, 2002, while continued weakness in the tech and telecom sectors contributed to the 31.27% dive of the NASDAQ
Composite(R) Index. The Dow Jones Industrial Average(SM)- with only four of its 30 component stocks of a tech-related nature - managed a relatively better but still negative 14.99% decline. Much of 2002's weak performance, as well as the overall three-year skid, can be traced back to the nine-year winning streak in the 1990s. During that time, valuations became grossly inflated and, in 2002, it was learned that a number of companies were practicing creative accounting to prop up their reported earnings. Further, the peace dividend that Wall Street enjoyed in the '90s disappeared in '02, as fears of another war with Iraq and worries about further terrorist incidents weighed heavily on investors' psyche. On a more upbeat note, a solid fourth-quarter rally spurred hopes for a recovery in 2003.


FOREIGN STOCK MARKETS
The Morgan Stanley Capital International(SM) Europe, Australasia, Far East (MSCI(R) EAFE(R)) Index - designed to represent the performance of developed stock markets outside the U.S. and Canada - dropped 15.74% during the past year, a much better showing than many American benchmarks. Canadian stock markets also fared better than their neighbors to the south, as the S&P/TSX Composite Index had a return of - 11.52%, Japan did exceptionally well in the first half of the year, before slipping again on the lack of progress with banking reforms. For the year overall, the Tokyo Stock Exchange Index (TOPIX), a broad measure of the Japanese stock market, fell 8.89%. Europe was a trouble spot relative to most other developed nations. The European region continued to suffer from declining trends in production, consumption and consumer confidence, largely contributing to the 18.17% descent of the MSCI Europe index.


U.S. BOND MARKETS
Every investment-grade debt benchmark had a positive return in 2002. The Lehman Brothers(R) Aggregate Bond Index - a popular measure of taxable bond performance
- returned 10.26% for the past 12 months. As beneficiaries of the rush to quality, Treasuries fared the best during the year, returning 11.79% according to the Lehman Brothers(R) Treasury Index. Corporate bonds had a nice rally late in the period, shrugging off the multiple credit downgrades that tempered their performance earlier in the year. The corporates' benchmark, the Lehman Brothers Credit Bond Index, finished 2002 with a 10.52% gain. Agencies did well all year long, and the Lehman Brothers U.S. Agency Index advanced 11.01%. Mortgages also fared well, despite significant refinancing activity. The Lehman Brothers Mortgage-Backed Securities Index was up 8.75%. Below-investment-grade bonds were another story, however. The high-yield market fought through numerous defaults, bankruptcies and credit downgrades for most of 2002. A strong fourth-quarter rally helped, but still left the market shy of positive territory, as the Merrill Lynch High Yield Master II Index dropped 1.89% for the year overall.


FOREIGN BOND MARKETS
Overall, government bond markets outside the U.S. were the best performers during the 12-month period ending December 31, 2002. In that time, the Salomon Smith Barney(R) Non-U.S. Dollar World Government Bond Index - a market-value-weighted index designed to represent the performance of 16 government bond markets around the world, excluding the United States - advanced an impressive 21.99%. Emerging-markets debt also continued to make an impression. The J.P. Morgan Emerging Markets Bond Index Global - which measures the performance of more than 30 emerging-markets countries - finished the period with a return of 13.11%, the fourth consecutive annual gain for the index.



                                                                   ANNUAL REPORT

EQUITY INCOME PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY

PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment,assuming reinvestment of the fund's dividend income and capital gains (the profits the fund earns when it sells securities that have grown in value). If certain fund expenses had not been reimbursed, the past five year and life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED DECEMBER 31,2002     PAST 1    PAST 5   LIFE OF
                                    YEAR     YEARS     FUND
Equity Income Portfolio           -13.94%     3.41%    52.52%
Russell 3000(R) Value             -15.18%     6.12%    63.41%
Variable Annuity Equity Income
  Objective Funds Average         -16.75%     2.93%      n/a*

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, 5 years and since the fund started on August 30, 1996.

You can compare the fund's returns to the performance of the Russell 3000 Value Index - a market capitalization-weighted index of value-oriented stocks of U.S. domiciled corporations. You can also compare the fund's performance to the performance of variable annuities tracked by Lipper Inc. and grouped by similar objectives.

PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD BE LOWER.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED DECEMBER 31, 2002    PAST 1    PAST 5    LIFE OF
                                    YEAR      YEARS     FUND
Equity Income Portfolio           -13.94%     0.67%     6.89%
Russell 3000 Value                -15.18%     1.19%     8.06%
Variable Annuity Equity Income
  Objective Funds Average         -16.75%     0.52%      n/a*

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

*Not Available

[CHECK MARK GRAPHIC] UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

$10,000 OVER LIFE OF FUND

Let's say hypothetically that $10,000 was invested in the Equity Income Portfolio on August 30, 1996, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the Russell 3000 Value Index did over the same period.

                                  [LINE GRAPH]

               Travelers Equity-Income       Russell 3000 Value

1996/08/30          10000.00                      10000.00
1996/09/30          10360.00                      10384.19
1996/10/31          10720.00                      10756.14
1996/11/30          11370.00                      11515.39
1996/12/31          11168.65                      11421.31
1997/01/31          11662.13                      11935.46
1997/02/28          11843.74                      12104.50
1997/03/31          11379.28                      11680.40
1997/04/30          11803.35                      12138.81
1997/05/31          12621.21                      12845.48
1997/06/30          13206.83                      13406.54
1997/07/31          14206.43                      14370.99
1997/08/31          13590.52                      13929.94
1997/09/30          14277.11                      14780.27
1997/10/31          13832.85                      14368.29
1997/11/30          14347.79                      14955.68
1997/12/31          14748.68                      15399.18
1998/01/31          14663.85                      15175.30
1998/02/28          15609.27                      16186.73
1998/03/31          16354.09                      17144.38
1998/04/30          16322.17                      17256.21
1998/05/31          16098.72                      16966.40
1998/06/30          16311.53                      17154.32
1998/07/31          15960.40                      16758.70
1998/08/31          13523.78                      14253.71
1998/09/30          14300.52                      15070.66
1998/10/31          15343.26                      16177.94
1998/11/30          16002.96                      16906.26
1998/12/31          16573.91                      17478.16
1999/01/31          16466.36                      17575.50
1999/02/28          16262.03                      17254.73
1999/03/31          16854.75                      17575.49
1999/04/30          18244.94                      19214.43
1999/05/31          17447.47                      19059.29
1999/06/30          17921.64                      19622.53
1999/07/31          17382.81                      19055.56
1999/08/31          17070.28                      18349.96
1999/09/30          16509.89                      17728.64
1999/10/31          16639.21                      18649.29
1999/11/30          16606.88                      18519.61
1999/12/31          17388.56                      18640.61
2000/01/31          16741.54                      18040.72
2000/02/29          16129.19                      16864.79
2000/03/31          17596.53                      18772.86
2000/04/30          17261.46                      18576.58
2000/05/31          17388.56                      18739.33
2000/06/30          16857.08                      17977.60
2000/07/31          16937.96                      18227.60
2000/08/31          17827.60                      19228.32
2000/09/30          18231.99                      19385.65
2000/10/31          18867.45                      19826.64
2000/11/30          17896.93                      19111.62
2000/12/31          18976.10                      20138.80
2001/01/31          19162.82                      20248.19
2001/02/28          18308.88                      19721.29
2001/03/31          17489.96                      19050.51
2001/04/30          18542.86                      19981.10
2001/05/31          18893.83                      20434.50
2001/06/30          18343.98                      20070.10
2001/07/31          18238.69                      19999.02
2001/08/31          17489.96                      19247.86
2001/09/30          16121.18                      17838.98
2001/10/31          16296.66                      17727.03
2001/11/30          17302.77                      18774.41
2001/12/31          17722.45                      19266.27
2002/01/31          17746.10                      19147.21
2002/02/28          17580.58                      19184.45
2002/03/31          18301.77                      20131.27
2002/04/30          17509.64                      19547.52
2002/05/31          17545.11                      19584.80
2001/06/30          16433.76                      18514.92
2002/07/31          15168.71                      16717.68
2002/08/31          15416.99                      16829.92
2002/09/30          13797.26                      15004.76
2002/10/31          15156.89                      16052.72
2002/11/30          16374.65                      17082.38
2002/12/31          15252.03                      16341.25



INVESTMENT SUMMARY

TOP FIVE STOCKS AS OF DECEMBER 31,2002

                             % OF FUND'S
                               NET ASSETS
Charles Schwab Corp.              5.0
BellSouth Corp.                   4.2
Schlumberger Ltd.(NY Shares)      4.1
Merck & Co., Inc                  4.1
Morgan Stanley                    3.8
                                -----
                                 21.2
                                -----


TOP FIVE MARKET SECTORS AS OF DECEMBER 31,2002

                              % OF FUND'S
                               NET ASSETS
Financials                        29.4
Industrials                       18.0
Consumer Discretionary            10.1
Energy                             9.5
Information Technology             9.0


ASSET ALLOCATION AS OF DECEMBER 31,2002
     [PIE CHART]

% OF FUND'S NET ASSETS*

Stocks                  95.4%
Bands                    0.9%
Short-term
Investments and
Net Other Assets         3.7%

* Foreign investments    4.6%





ANNUAL REPORT

Equity Income Portfolio

Fund Talk:  The Manager's Overview

                         An interview with
                         Steve DuFour, Manager
[PHOTO OF STEVE DUFOUR]  of Equity Income Portfolio

Q.  How did the fund perform, Steve?

A. For the 12-month period ending December 31, 2002, the fund outperformed the 15.18% decline of the Russell 3000 Value Index and the 16.75% loss for the variable annuity equity income funds average tracked by Lipper Inc.

Q.  Why did the fund outperform its benchmarks during the past year?

A. The most significant reason was that the fund owned a group of better-performing stocks in the consumer staples, industrials, energy and materials sectors. Among these four groups, my stock picking was strongest in the materials and industrials sectors, where holdings in gold producer Newmont Mining and diversified industrial manufacturer Eaton were particular standouts. Additionally, performance was helped by focusing on what turned out to be strong-performing exploration/production and energy services stocks, such as Burlington Resources and Weatherford International, as opposed to large, integrated oil companies that generally performed worse. Collectively, the fund's energy holdings outperformed those included in the index by six percentage points.

Q. Were there any specific strategies that held back the fund's relative performance?

A. The fund gave up some gains by being overweighted in technology, which was the market's worst-performing group. I may have been a bit early in owning a higher exposure to technology, but I remained optimistic that this positioning would benefit the fund. Elsewhere, my strategy of overweighing transaction-fee-based financial companies and underweighting banks that primarily rely on spread-based income - the net interest income from spreads on loans - also held back the fund's relative return, as investors continued to favor traditional bank stocks in a climate of economic uncertainty and declining interest rates.

Q.  Why did the fund become more concentrated?

A. During the late-summer equity market sell-off, a number of companies missed their quarterly earnings targets and I felt their stocks were unduly punished. I used this widespread weakness to scrub the portfolio and re-evaluate the level of my conviction in each holding. As such, I eliminated some stocks where I felt less confident about their corporate profit outlooks. Additionally, the valuation gap between large-cap stocks and smaller-cap stocks increased, so I added to some existing large-cap positions, such as industrial conglomerate General Electric and pharmaceutical giant Merck, that I felt were oversold. These portfolio adjustments helped lift the fund's performance during the market rally that occurred in October and November.

Q.  Were there any other notable changes?

A. I significantly reduced the fund's exposure to defensive-oriented consumer staples, such as Procter & Gamble, Coca-Cola and Dean Foods, to lock in profits. I redeployed those assets into stocks with greater economic sensitivity, such as the technology hardware and equipment industry, where I increased our positions in a basket of semiconductor and PC-related companies whose valuations were more attractive. Although this strategy had yet to measurably influence the fund's performance by the end of the period, I believe it's likely that a PC-upgrade cycle could gain momentum in the corporate world should the economy improve. In selecting stocks, I took notice of those companies, such as semiconductor manufacturer Analog Devices, that had a commanding market share position, strong growth prospects and a healthy financial condition.

Q.  What other holdings performed well?  Which disappointed?

A. A handful of industrials, including Illinois Tool Works and Avery Dennison, performed well after the government reported industrial production data that was viewed as positive. On the down side, J.P. Morgan Chase and Charles Schwab were hurt by declining brokerage trading volumes. I also was early in owning Qwest Communications, another detractor that I eliminated from the fund, as I underestimated the magnitude of its revenue and financial liquidity problems.

Q.  What's your outlook for equity-income stocks in 2003, Steve?

A. There were signs at the end of the period that business was improving in several industries. Some brokerage companies had an uptick in trading volume by individual investors. A few media companies reported higher advertising revenue. Industrial machinery companies had slightly higher orders for equipment, and railroad traffic has been steady. In addition, should President Bush's new proposal to eliminate taxes on dividends from stocks win congressional approval and become the law, it could dramatically increase the valuations of equity-income stocks. For these reasons, I remain encouraged that the economy will rebound and, as earnings improve, stocks should follow suit.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.


[Checkmark Graphic]  Fund Facts

Goal: seeks reasonable income by investing primarily in income-producing equity securities

Start date:  August 30, 1996

Size: as of December 31, 2002, more than $191 million

Manager: Steve DuFour, since 1999; joined Fidelity in 1992

                                       5                         Annual Report

EQUITY INCOME PORTFOLIO
INVESTMENTS DECEMBER 31, 2002

Showing Percentage of Net Assets

COMMON STOCKS -- 93.3%

                                                          SHARES           VALUE (NOTE 1)

CONSUMER DISCRETIONARY -- 10.1%
MEDIA -- 8.1%
AOL Time Warner, Inc. (a)                                 451,200          $ 5,910,720
Belo Corp. Series A                                        52,700            1,123,564
Comcast Corp. Class A (special)(a)                        200,200            4,522,518
Cox Communications, Inc. Class A (a)                       46,100            1,309,240
Dow Jones & Co., Inc.                                       8,500              367,455
E.W. Scripps Co. Class A                                   18,500            1,423,575
Walt Disney Co.                                            25,900              422,429
Washington Post Co. Class B                                   600              442,800
                                                                           --------------
                                                                            15,522,301
                                                                           --------------
MULTILINE RETAIL -- 0.1%

Nordstrom, Inc.                                             4,700               89,159
Target Corp.                                                2,300               69,000
                                                                           --------------
                                                                               158,159
                                                                           --------------
SPECIALTY RETAIL -- 0.8%

Home Depot, Inc.                                           35,300              845,788
Sherwin-Williams Co.                                       23,200              655,400
                                                                           --------------
                                                                             1,501,188
                                                                           --------------
TEXTILES APPAREL & LUXURY GOODS -- 1.1%
NIKE, Inc. Class B                                         49,300            2,192,371
                                                                           --------------
  TOTAL CONSUMER DISCRETIONARY                                              19,374,019
                                                                           --------------

CONSUMER STAPLES -- 2.8%
BEVERAGES -- 0.0%
The Coca-Cola Co.                                           1,600               70,112
                                                                           --------------
FOOD PRODUCTS -- 2.6%
ConAgra Foods, Inc.                                        48,400            1,210,484
Dean Foods Co.(a)                                          16,900              626,990
Hershey Foods Corp.                                         5,600              377,664
McCormick & Co., Inc. (non-vtg.)                           69,100            1,603,120
Sensient Technologies Corp.                                14,700              330,309
Tyson Foods, Inc. Class A                                  70,400              789,888
                                                                           --------------
                                                                            4,938,455
HOUSEHOLD PRODUCTS -- 0.1%                                                 --------------
Procter & Gamble Co.                                        2,200              189,068
                                                                           --------------
TOBACCO -- 0.1%
Loews Corp. -- Carolina Group                               5,400              109,458
                                                                           --------------
   TOTAL CONSUMER STAPLES                                                    5,307,093
                                                                           --------------

ENERGY -- 9.5%
ENERGY EQUIPMENT & SERVICES -- 4.5%
Diamond Offshore Drilling, Inc.                             40,200             878,370
Schlumberger Ltd. (NY Shares)                              185,500           7,807,695
                                                                           --------------
                                                                             8,686,065
OIL & GAS -- 5.0%                                                          --------------
Burlington Resources, Inc.                                 142,800           6,090,420
EOG Resources, Inc.                                         40,000           1,596,800
Exxon Mobil Corp.                                           12,600             440,244
Occidental Petroleum Corp.                                  47,800           1,359,910
                                                                           --------------
                                                                             9,487,374
                                                                           --------------

  TOTAL ENERGY                                                              18,173,439
                                                                           --------------

FINANCIALS --29.0%
BANKS --7.3%
Bank of America Corp.                                       69,200           4,814,244
Bank of New York Co., Inc.                                  96,200           2,304,952
Golden West Financial Corp., Delaware                        3,000             215,430
Mellon Financial Corp.                                      88,300           2,305,513
Northern Trust Corp.                                        71,400           2,502,570
Wachovia Corp.                                              38,648           1,408,333
Wells Fargo & Co.                                            9,600             449,952
                                                                           --------------
                                                                            14,000,994
                                                                           --------------
DIVERSIFIED FINANCIALS -- 13.7%
American Express Co.                                        17,000             600,950
Charles Schwab Corp.                                       873,540           9,477,910
Fannie Mae                                                  51,700           3,325,861
Goldman Sachs Group, Inc.                                   14,300             973,830
J.P. Morgan Chase & Co.                                     19,300             463,200
Lehman Brothers Holdings, Inc.                              18,600             991,194
Merrill Lynch & Co., Inc.                                   31,700           1,203,015
Morgan Stanley                                             180,000           7,185,600
State Street Corp.                                          50,600           1,973,400
                                                                           --------------
                                                                            26,194,960
INSURANCE -- 5.1%                                                          --------------
ACE Ltd.                                                    31,300             918,342
Allstate Corp.                                              79,200           2,929,608
American International Group, Inc.                          80,600           4,662,710
Hartford Financial Services Group, Inc.                     15,500             704,165
Old Republic International Corp.                             6,300             176,400
The Chubb Corp.                                              6,300             328,860
                                                                           --------------
                                                                             9,720,085
                                                                           --------------
REAL ESTATE -- 2.9%
Alexandria Real Estate Equities, Inc.                        5,300             225,780
Duke Realty Corp.                                           57,800           1,471,010
Equity Office Properties Trust                              82,500           2,060,850
Equity Residential (SBI)                                    17,700             435,066
ProLogis Trust                                              50,206           1,262,681
                                                                           --------------
                                                                             5,455,387
                                                                           --------------

  TOTAL FINANCIALS                                                          55,371,426
                                                                           --------------
HEALTH CARE -- 5.7%
BIOTECHNOLOGY -- 0.5%
Genentech, Inc. (a)                                         29,900             991,484
                                                                           --------------


See accompanying notes which are an integral part of the financial statements.


ANNUAL REPORT                            6

                                        SHARES                   VALUE (NOTE 1)


HEALTH CARE -- CONTINUED
PHARMACEUTICALS --5.2%
Merck & Co., Inc. ..................    136,500                  $  7,727,265
Pfizer, Inc. .......................     71,300                     2,179,641
                                                                 ------------
                                                                    9,906,906
                                                                 ------------

TOTAL HEALTH CARE .........................................        10,898,390
                                                                 ------------

INDUSTRIALS -- 18.0%
AEROSPACE & DEFENSE -- 0.7%
Boeing Co. .........................      8,300                       273,817
Lockheed Martin Corp. ..............     18,800                     1,085,700
                                                                 ------------
                                                                    1,359,517
                                                                 ------------

COMMERCIAL SERVICES & SUPPLIES -- 1.0%
Avery Dennison Corp. ...............     11,630                       710,360
Paychex, Inc. ......................     46,600                     1,300,140
                                                                 ------------
                                                                    2,010,500
                                                                 ------------

ELECTRICAL EQUIPMENT -- 1.4%
Emerson Electric Co. ...............     48,600                     2,471,310
Hubbell, Inc. Class B ..............      4,600                       161,644
                                                                 ------------
                                                                    2,632,954
                                                                 ------------

INDUSTRIAL CONGLOMERATES -- 2.8%
General Electric Co. ...............    218,280                     5,315,118
                                                                 ------------

MACHINERY -- 7.2%
Caterpillar, Inc. ..................     75,700                     3,461,004
Eaton Corp. ........................     66,500                     5,194,315
Illinois Tool Works, Inc. ..........     55,400                     3,593,244
PACCAR, Inc. .......................     32,200                     1,485,386
                                                                 ------------
                                                                  13,733,949
                                                                 ------------

ROAD & RAIL -- 4.9%
Norfolk Southern Corp. .............    136,200                    2,722,638
Union Pacific Corp. ................     78,600                    4,705,782
Werner Enterprises, Inc. ...........     92,600                    1,993,678
                                                                 ------------
                                                                   9,422,098
                                                                 ------------

  TOTAL INDUSTRIALS .......................................       34,474,136
                                                                 ------------

INFORMATION TECHNOLOGY -- 7.7%
COMMUNICATIONS EQUIPMENT -- 0.9%
Cisco Systems, Inc. (a) ............     17,600                       230,560
Motorola, Inc. .....................    137,500                     1,189,375
Scientific-Atlanta, Inc. ...........     26,300                       311,918
                                                                 ------------
                                                                    1,731,853
                                                                 ------------

COMPUTERS & PERIPHERALS -- 0.1%
EMC Corp. (a) ......................     29,800                       182,972
                                                                 ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.3%
Amphenol Corp. Class A (a) .........         70                         2,660
Jabil Circuit, Inc. (a) ............     33,800                       605,696
                                                                 ------------
                                                                      608,356
                                                                 ------------

IT CONSULTING & SERVICES -- 0.5%
Unisys Corp. (a)....................     93,600                  $    926,640
                                                                 ------------

SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 5.5%
Analog Devices, Inc. (a) ...........    199,900                     4,771,613
Applied Materials, Inc. (a) ........     33,900                       441,717
Integrated Device Technology,
  Inc. (a) .........................     23,300                       195,021
KLA-Tencor Corp. (a) ...............     14,100                       498,717
Micron Technology, Inc. (a) ........    232,600                     2,265,524
Novellus Systems, Inc. (a) .........      8,500                       238,680
Texas Instruments, Inc. ............    131,500                     1,973,815
                                                                 ------------
                                                                   10,385,087
                                                                 ------------

SOFTWARE -- 0.4%
Adobe Systems, Inc. ................      9,200                       228,169
BEA Systems, Inc. (a) ..............     51,200                       587,264
                                                                 ------------
                                                                      815,433
                                                                 ------------

  TOTAL INFORMATION TECHNOLOGY ............................        14,650,341
                                                                 ------------

MATERIALS -- 3.1%
CHEMICALS -- 0.7%
E.I. du Pont de Nemours & Co. ......      8,700                       368,880
Ferro Corp. ........................     27,000                       659,610
Praxair, Inc. ......................      4,600                       265,742
                                                                 ------------
                                                                    1,294,232
                                                                 ------------

METALS & MINING -- 2.4%
Alcoa, Inc. ........................    167,900                     3,824,762
Newmont Mining Corp. Holding Co. ...     26,500                       769,295
                                                                 ------------
                                                                    4,594,057
                                                                 ------------

TELECOMMUNICATION SERVICES -- 6.6%
DIVERSIFIED TELECOMMUNICATION SERVICES -- 6.6%
BellSouth Corp. ....................    308,400                     7,978,308
SBC Communications, Inc. ...........      6,000                       162,660
Verizon Communications, Inc. .......    114,000                     4,417,500
                                                                 ------------
                                                                   12,558,468
                                                                 ------------

UTILITIES -- 0.8%
ELECTRIC UTILITIES -- 0.8%
Exalon Corp. .......................     11,300                       596,301
TECO Energy, Inc. ..................      8,600                       133,042
Wisconsin Energy Corp. .............     28,300                       713,160
                                                                 ------------
                                                                    1,442,503
                                                                 ------------

TOTAL COMMON STOCKS
  (Cost $195,702,347) .....................................       178,138,104
                                                                 ------------

CONVERTIBLE PREFERRED STOCKS -- 2.1%

FINANCIALS -- 0.1%
DIVERSIFIED FINANCIALS -- 0.1%
Suiza Capital Trust II $2.75 .......      4,100                       218,069
                                                                 ------------

See accompanying notes which are an integral part of the financial statements.

                                       7                           ANNUAL REPORT

EQUITY INCOME PORTFOLIO
INVESTMENTS -- CONTINUED

CONVERTIBLE PREFERRED STOCKS -- CONTINUED

                                                         SHARES         VALUE (NOTE 1)
HEALTHCARE -- 0.4%
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.4%
Baxter International, Inc. $3.50.......                  15,100           $  753,490
                                                                          ----------

INFORMATION TECHNOLOGY -- 0.9%
COMMUNICATIONS EQUIPMENT -- 0.9%
Motorola, Inc. $3.50 ..................                  54,200            1,702,801
                                                                          ----------

UTILITIES -- 0.7%
GAS UTILITIES -- 0.7%
KeySpan Corp. $4.375 MEDS .............                  26,800            1,329,280
                                                                          ----------

TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $5,033,999) ....................                                    4,003,640
                                                                          ----------

CONVERTIBLE BONDS -- 0.9%
                                                         PRINCIPAL
                                                           AMOUNT

FINANCIALS -- 0.3%
DIVERSIFIED FINANCIALS - 0.3%
E'TRADE GROUP, INC. 6% 2/1/07.                         $  780,000             582,036
                                                                           ----------

HEALTH CARE -- 0.1%
BIOTECHNOLOGY -- 0.1%
Millennium Pharmaceuticals, Inc.
 5.5% 1/15/07 .................                           320,000             250,403
                                                                           ----------

INFORMATION TECHNOLOGY -- 0.4%
COMMUNICATIONS EQUIPMENT - 0.1
CENA Corp. 3.75% 2/1/08 .......                           180,000             124,200
                                                                           ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.3%
SCI SYSTEMS, INC. 3% 3/15/07 ..                           805,000             564,257
                                                                           ----------

  TOTAL INFORMATION TECHNOLOGY ...........          .............             688,457
                                                                           ----------

TELECOMMUNICATION SERVICES -- 0.1%
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.1%
Level 3 Communications, Inc.:
  6% 9/15/09 ..................                            40,000              17,000
  6% 3/15/10 ..................                           250,000             103,750
                                                                           ----------
                                                                              120,750
                                                                           ----------


TOTAL CONVERTIBLE BONDS
  (Cost $1,824,412) ...........                                             1,641,646
                                                                           ----------

MONEY MARKET FUNDS -- 3.2%
                                                         SHARES         VALUE (Note 1)

Fidelity Cash Central Fund, 1.43% (b)
  (Cost $6,193,802)                                      6,193,802          6,193,802
                                                                       --------------
TOTAL INVESTMENT PORTFOLIO -- 99.5%
  (Cost $208,754,560) ........                                            189,977,192

NET OTHER ASSETS -- 0.5% .....                                              1,032,468
                                                                       --------------

NET ASSETS -- 100% ...........                                         $  191,009,660
                                                                       ==============

SECURITY TYPE ABBREVIATIONS
  MEDS -- Mandatorily Exchangeable Debt Securities

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $275,991,127 and $249,717,615, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the sub-adviser. The commissions paid to these affiliated firms were $16,495 for the period.

INCOME TAX INFORMATION

At December 31, 2002, the fund had a capital loss carryforward of approximately $13,798,000 of which $2,334,000 and $11,464,000 will expire on December 31,2009 and 2010, respectively.


See accompanying notes which are an integral part of the financial statements.

ANNUAL REPORT

EQUITY INCOME PORTFOLIO
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
                                                               DECEMBER 31, 2002

ASSETS

Investment in securities,at value
  (cost $208,754,560) - See
  accompanying schedule..........                                $ 189,977,192
Receivable for investments sold..                                    1,105,186
Receivable for fund shares sold..                                      521,864
Dividends receivable.............                                      295,654
Interest receivable..............                                       50,915
Other receivables................                                       29,002
                                                                 -------------
  TOTAL ASSETS                                                     191,979,813

LIABILITIES
Payable for investments purchased  $    807,236
Accrued management fee...........       120,696
Other payables and accrued
  expenses.......................        42,221
                                        -------
  TOTAL LIABILITIES                                                     970,153
                                                                        -------

NET ASSETS........................                               $ 191,009,660
                                                                 -------------
                                                                 -------------
Net Assets consist of:
Paid in capital...................                               $ 224,601,556
Undistributed net investment income                                     78,440
Accumulated undistributed net
  realized gain(loss) on
  investments and foreign currency
  transactions....................                                 (14,892,968)
Net unrealized appreciation
  (depreciation) on investments...                                 (18,777,368)
                                                                   ----------
Net Assets, for 14,982,715 shares
  outstanding.....................                               $ 191,009,660
                                                                 -------------
                                                                 -------------
Net Asset Value, offering price and
  redemption price per share
  ($191,009,660/14,982,715
  shares)..........................                              $       12.75
                                                                 -------------
                                                                 -------------

STATEMENT OF OPERATIONS
                                                    YEAR ENDED DECEMBER 31, 2002

INVESTMENT INCOME
Dividends...........................                             $ 3,300,987
Interest............................                                 503,409
                                                                 -----------
  TOTAL INCOME                                                     3,804,396

EXPENSES
Management fee...................... $  1,487,573
Transfer agent fees.................       40,504
Accounting fees and expenses........       73,009
Non-interested trustees'
  compensation......................        6,154
Custodian fees and expenses.........       40,883
Audit...............................       15,331
Legal...............................          266
Miscellaneous.......................        8,888
                                     ------------
  Total expenses before reductions      1,672,608
  Expense reductions................     (122,990)                 1,549,618
                                     ------------               ------------
NET INVESTMENT INCOME (LOSS)........                               2,254,778
                                                                -------------
REALIZED AND UNREALIZED GAIN
  (LOSS)
Net realized gain (loss) on:
  Investment securities.............   (12,433,715)
  Foreign currency transactions.....        (1,085)
                                       ------------
Total net realized gain (loss)......                             (12,434,800)
Change in net unrealized
  appreciation (depreciation) on
  investment securities.............                             (21,414,192)
                                                                 ------------
NET GAIN (LOSS).....................                             (33,848,992)
                                                                 ------------
NET INCREASE (DECREASE)IN NET
  ASSETS RESULTING FROM OPERATIONS                              $ (31,594,214)
                                                                --------------
                                                                ---------------


See accompanying notes which are an integral part of the financial statements.

                                       9                           ANNUAL REPORT

EQUITY INCOME PORTFOLIO
FINANCIAL STATEMENTS -- CONTINUED


STATEMENT OF CHANGES IN NET ASSETS

                                                                                YEAR ENDED     YEAR ENDED
                                                                               DECEMBER 31,    DECEMBER 31,
                                                                                   2002           2001
                                                                               ------------    ------------
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income (loss)................................................   $2,254,778      $2,363,353
  Net realized gain (loss)....................................................  (12,434,800)     (2,267,620)
  Change in net unrealized appreciation (depreciation)........................  (21,414,192)    (12,346,891)
                                                                               ------------    ------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.............  (31,594,214)    (12,251,158)
                                                                               ------------    ------------
Distributions to shareholders from net investment income......................   (2,215,538)     (2,135,104)
Distributions to shareholders from net realized gain..........................           --        (429,203)
                                                                               ------------    ------------
  TOTAL DISTRIBUTIONS.........................................................   (2,215,538)     (2,564,307)
                                                                               ------------    ------------
Share transactions
  Net proceeds from sales of shares...........................................   55,472,889      61,913,935
  Reinvestment of distributions...............................................    2,215,538       2,564,307
  Cost of shares redeemed.....................................................  (33,257,838)    (20,000,840)
                                                                               ------------    ------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS.....   24,430,589      44,477,402
                                                                               ------------    ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS.....................................   (9,379,163)     29,661,937




NET ASSETS
  Beginning of period.........................................................  200,388,823     170,726,886
                                                                               ------------    ------------
  End of period (including undistributed net investment income of
  $78,440 and undistributed net investment income of $57,961, respectively)... $191,009,660    $200,388,823
                                                                               ============    ============

OTHER INFORMATION
Shares
  Sold........................................................................    3,849,060       4,031,946
  Issued in reinvestment of distributions.....................................      174,315         167,555
  Redeemed....................................................................   (2,411,017)     (1,331,003)
                                                                               ------------    ------------
  Net increase (decrease).....................................................    1,612,358       2,868,498
                                                                               ============    ============

FINANCIAL HIGHLIGHTS

YEARS ENDED DECEMBER 31,                             2002         2001         2000         1999        1998
                                                    -------      -------      -------      -------     -------
SELECTED PER-SHARE DATA
Net asset value, beginning of period.............    $14.99       $16.26       $15.05       $15.41      $13.91
                                                    -------      -------      -------      -------     -------
Income from Investment Operations
  Net investment income (loss)(c)................       .16          .20(E)       .13          .13         .18
  Net realized and unrealized gain (loss)........     (2.25)       (1.27)(E)     1.24          .59        1.53
                                                    -------      -------      -------      -------     -------
  Total from investment operations...............     (2.09)       (1.07)        1.37          .72        1.71
                                                    -------      -------      -------      -------     -------
Distributions from net investment income.........      (.15)        (.16)        (.16)        (.12)       (.13)
Distributions from net realized gain.............        --         (.04)          --         (.63)       (.08)
Distributions in excess of net realized gain.....        --          --            --         (.33)         --
  Total distributions............................      (.15)        (.20)        (.16)       (1.08)       (.21)
                                                    -------      -------      -------      -------     -------
Net asset value, end of period...................    $12.75       $14.99       $16.26       $15.05      $15.41
                                                    =======      =======      =======      =======     =======
TOTAL RETURN(A,B)................................   (13.94)%       (6.61)%       9.13%        4.92%      12.38%
                                                    -------      -------      -------      -------     -------
RATIOS TO AVERAGE NET ASSETS(D)
  Expenses before expense reductions.............       .84%         .85%         .87%         .88%       1.09%
  Expenses net of voluntary waivers, if any......       .84%         .85%         .87%         .88%        .95%
  Expenses net of all reductions.................       .78%         .79%         .82%         .82%        .94%
  Net investment income (loss)...................      1.14%        1.28%(E)     1.17%         .85%       1.22%
SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)........  $191,010     $200,389     $170,727     $130,553     $79,198
  Portfolio turnover rate........................       131%         121%         151%         201%         34%

(A) Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

(B) Total returns would have been lower had certain expenses not been reduced during the periods shown.

(C) Calculated based on average shares outstanding during the period.

(D) Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

(E) Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.


See accompanying notes which are an integral part of the financial statements.


ANNUAL REPORT                          10

LARGE CAP PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment assuming reinvestment of the fund's dividend income and capital gains (the profits the fund earns when it sells securities that have grown in value). If certain fund expenses had not been reimbursed, the past five year and life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED DECEMBER 31, 2002         PAST 1    PAST 5    LIFE OF
                                         YEAR      YEARS     FUND
Large Cap Portfolio                     -22.79%   -4.29%    33.82%
S&P 500(R)                              -22.10%   -2.90%    48.18%
Variable Annuity Growth
  Funds Average                         -25.44%   -8.48%      n/a*

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period--in this case, one year, 5 years, and since the fund started on August 30, 1996.

You can compare the fund's return to the performance of the Standard & Poor's 500(SM) Index--a market capitalization-weighted index of common stocks. You can also compare the fund's performance to the performance of variable annuities tracked by Lipper Inc. and grouped by similar objectives.

PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD BE LOWER.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED DECEMBER 31, 2002         PAST 1    PAST 5    LIFE OF
                                         YEAR      YEARS     FUND
Large Cap Portfolio                     -22.79%   -0.87%    4.71%
S&P 500                                 -22.10%   -0.59%    6.41%
Variable Annuity Growth
  Funds Average                         -25.44%   -2.13%     n/a*

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

*Not available

[CHECK MARK GRAPHIC]     UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invest in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

$10,000 OVER LIFE OF FUND

Let's say hypothetically that $10,000 was invested in the Large Cap Portfolio on August 30, 1996, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the Standard & Poor's 500 Index did over the same period.

[LIFE OF FUND LINE GRAPH]

            Travelers Large Cap        S&P 500
            00148                      SP001

1996/08/30       10000.00                   10000.00
1996/09/30       10640.00                   10562.80
1996/10/31       10790.00                   10854.12
1996/11/30       11640.00                   11674.59
1996/12/31       11329.54                   11443.31
1997/01/31       11921.61                   12158.29
1997/02/28       11749.69                   12253.61
1997/03/31       11191.15                   11750.11
1997/04/30       11688.76                   12451.59
1997/05/31       12460.56                   13209.64
1997/06/30       12846.47                   13801.44
1997/07/31       13780.75                   14899.62
1997/08/31       13293.30                   14064.94
1997/09/30       13953.39                   14835.28
1997/10/31       13425.32                   14339.78
1997/11/30       13750.29                   15003.57
1997/12/31       13981.77                   15261.18
1998/01/31       14043.91                   15429.97
1998/02/28       15152.51                   16542.78
1998/03/31       15857.28                   17389.93
1998/04/30       15909.10                   17564.87
1998/05/31       15618.90                   17262.93
1998/06/30       16562.05                   17964.15
1998/07/31       16603.51                   17772.84
1998/08/31       14188.64                   15203.24
1998/09/30       15349.43                   16177.16
1998/10/31       16344.40                   17493.01
1998/11/30       17443.01                   18553.26
1998/12/31       18966.49                   19622.30
1999/01/31       20162.77                   20442.90
1999/02/28       19356.88                   19807.54
1999/03/31       20460.46                   20600.04
1999/04/30       20493.57                   21397.88
1999/05/31       19919.70                   20892.67
1999/06/30       20923.97                   22052.22
1999/07/31       20515.64                   21363.75
1999/08/31       20813.61                   21258.00
1999/09/30       20294.92                   20675.31
1999/10/31       21541.97                   21983.65
1999/11/30       22502.09                   22430.58
1999/12/31       24512.55                   23751.74
2000/01/31       23699.72                   22558.45
2000/02/29       25110.05                   22131.42
2000/03/31       25580.93                   24296.54
2000/04/30       24250.68                   23565.45
2000/05/31       23285.36                   23081.89
2000/06/30       24650.93                   23650.86
2000/07/31       23791.56                   23281.19
2000/08/31       25498.53                   24727.19
2000/09/30       23826.88                   23421.84
2000/10/31       23073.46                   23322.77
2000/11/30       20836.75                   21484.00
2000/12/31       20964.26                   21589.06
2001/01/31       21313.45                   22355.04
2001/02/28       19341.99                   20316.70
2001/03/31       18006.77                   19029.64
2001/04/30       19479.25                   20508.43
2001/05/31       19441.82                   20645.84
2001/06/30       19117.37                   20143.32
2001/07/31       18605.74                   19945.11
2001/08/31       17357.87                   18696.55
2001/09/30       15610.86                   17186.80
2001/10/31       16197.36                   17514.55
2001/11/30       17357.87                   18858.09
2001/12/31       17331.86                   19023.29
2002/01/31       17181.36                   18745.74
2002/02/28       16830.21                   18384.32
2002/03/31       17419.64                   19075.76
2002/04/30       16453.98                   17919.19
2002/05/31       16290.94                   17787.13
2002/06/30       15237.49                   16519.98
2002/07/31       14096.24                   15232.24
2002/08/31       14046.08                   15332.32
2002/09/30       12679.09                   13666.00
2002/10/31       13594.60                   14868.88
2002/11/30       14246.74                   15744.07
2002/12/31       13381.61                   14818.32

IMATRL PRASUN  SHR_CHT 20021231 20030121 084624 R00000000000079




INVESTMENT SUMMARY

TOP FIVE STOCKS AS OF DECEMBER 31, 2002

                                                                 % OF FUND'S
                                                                 NET ASSETS
Microsoft Corp.                                                     6.0
Wal-Mart Stores, Inc.                                               2.8
Merck & Co., Inc.                                                   2.3
General Electric Co.                                                2.2
Bank of America Corp.                                               2.0
                                                                 -----------
                                                                   15.3
                                                                 -----------
                                                                 -----------


TOP FIVE MARKET SECTORS AS OF DECEMBER 31, 2002

                                                                % OF FUND'S
                                                                 NET ASSETS
Information Technology                                             17.9
Consumer Discretionary                                             15.9
Health Care                                                        15.5
Financials                                                         13.9
Industrials                                                        11.0

[PIE GRAPH]


ASSET ALLOCATION AS OF DECEMBER 31, 2002
% OF FUND'S NET ASSETS*
Stocks                   95.4%
Short-Term
Investments and
Net Other Assets          4.6%

*Foreign investments      6.2%


                                       11                         ANNUAL REPORT

LARGE CAP PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

[PHOTOGRAPH OF KAREN FIRESTONE] An interview with
                                Karen Firestone, Manager
                                of Large Cap Portfolio

Q. HOW DID THE FUND PERFORM, KAREN?

A. For the year ending December 31, 2002, the fund performed in line with the Standard & Poor's 500 Index, which fell 22.10%, but outperformed the Lipper Inc. variable annuity growth funds average, which declined 25.44%

Q. WHAT AFFECTED PERFORMANCE DURING THE PAST YEAR?

A. There were few places to hide from negative returns given that every major sector ended the period firmly in the red, despite a strong broad-market rally in October and November. As the economic recovery lost momentum during the year, the fund benefited from my decision to become more cautious and focus on high-quality companies with good relative earnings strength and attractive valuations. At the same time, I reduced the fund's exposure to high-growth names that suffered the most amid difficult market conditions, as investors lost their appetite for riskier assets. We also shied away from companies with overly complex corporate structures--including Tyco International and WorldCom--that were plagued by accounting scandals. This conservative positioning was the key reason why the fund outperformed its benchmarks during the first nine months of the year. However, we gave up some relative gains during the fourth quarter, particularly versus the index. Though I gradually became more aggressive, I was a little late in doing so, causing us to miss much of the upswing in November and fall further in December when the market rolled back over.

Q. WHERE DID YOU FIND THE BEST OPPORTUNITIES?

A. The fund was rewarded for its emphasis on a group of mid- and large-sized consumer-related stocks that did well in a down market. Owning the right retailers was a plus, as we overweighted fast-growing discount chain Big Lots and avoided home improvement leader Home Depot--one of the weakest S&P 500 stocks of 2002. Auto component maker TRW also gave us a boost, as did several media holdings, including Tribune Company, which benefited from an improving advertising environment. I also played some good defense with positions in attractively priced consumer staples stocks, such as Alberto-Culver. Tobacco giant Phillip Morris was a top relative contributor as well, despite falling on heightened litigation risk during the period. Finally, we benefited from shying away from utilities, which were plagued by overcapacity and weak fundamentals.

Q. WHAT INVESTMENT DECISIONS DIDN'T WORK OUT AS WELL?

A. While trimming the fund's overall technology exposure sheltered the fund somewhat, performance was hurt by overweighted positions in large-cap hardware names such as Intel, which suffered from a delayed recovery in capital spending and a PC-upgrade cycle that never happened. A handful of smaller-cap semiconductor names, including LTX and Integrated Device Technology, further dampened results. Top holding Microsoft also detracted despite faring relatively well due to more stable earnings. In finance, the fund was hurt by not owning enough regional banks, which benefited from declining interest rates and better credit-risk management. Additionally, Adelphia Communications--which I've since sold--restrained performance in the media sector.

Q. WHAT ELSE DAMPENED RESULTS?

A. My positioning in health care was a drag. Despite strong performance from our equipment and services stocks--most notably Boston Scientific--small positions in several biotechnology companies were laggards. Stocks such as Protein Design Labs, Ilex Oncology, Alkermes and Millennium Pharmaceuticals fell sharply amid the downturn in the NASDAQ and numerous disappointments with high-profile drugs. Also, while it was helpful to trim some large-cap pharmaceutical companies that struggled, we suffered from underweighting Johnson & Johnson, which benefited from investors' enthusiasm for its new drug-coated stents.

Q. WHAT'S YOUR OUTLOOK?

A. It appeared that the economy was gradually improving late in the period, so I reduced my weighting in some of the more defensive names that had done well for us and increased my weighting in cyclicals--such as technology and industrial companies--that I felt presented stronger upside at more reasonable valuations. However, I will stay focused on finding companies I feel are likely to grow their revenues and earnings and outperform the market through any economic environment. I'm particularly interested in growth stories related to advances in medical devices, successful media enterprises, consumer product portfolios and defense contractors. I'll also continue to be cautious and steer clear of companies with complicated corporate structures, overly aggressive managements and/or any situation where the reported numbers don't seem to make sense.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

(CHECKMARK GRAPHIC) FUND FACTS

GOAL: long-term growth of capital by investing primarily in securities of companies with large market capitalizations

START DATE: August 30, 1996

SIZE: as of December 31, 2002, more than $179 million

MANAGER: Karen Firestone, since 1998; joined Fidelity in 1983




ANNUAL REPORT                                                    12

LARGE CAP PORTFOLIO
INVESTMENTS DECEMBER 31, 2002

Showing Percentage of Net Assets


COMMON STOCKS -- 95.4%
                                              SHARES         VALUE (NOTE 1)

CONSUMER DISCRETIONARY -- 15.9%
AUTO COMPONENTS -- 0.2%
Michelin SA (Compagnie Generale des
 Etablissements) Series B..................   10,958            $   378,048
                                                                -----------
HOTELS, RESTAURANTS & LEISURE -- 0.3%
McDonald's Corp. ..........................   37,400                601,392
                                                                -----------
HOUSEHOLD DURABLES -- 0.5%
Sony Corp. sponsored ADR ..................   21,300                879,903
                                                                -----------
INTERNET & CATALOG RETAIL -- 1.0%
Amazon.com, Inc. (a).......................   39,000                736,710
eBay, Inc. (a) ............................   14,600                990,172
                                                                -----------
                                                                  1,726,882
                                                                -----------
LEISURE EQUIPMENT & PRODUCTS -- 0.4%
Mattel, Inc. ..............................   33,400                639,610
                                                                -----------
Media -- 8.1%
AOL Time Warner, Inc. (a)..................   41,800                547,580
Belo Corp. Series A  ......................   45,600                972,192
British Sky Broadcasting Group PLC
 (BSkyB) sponsored ADR (a).................   33,424              1,338,965
Comcast Corp. Class A (special) (a)........   69,100              1,560,969
Fox Entertainment Group, Inc. Class A (a)     16,900                438,217
Grupo Televisa SA de CV sponsored
 ADR (a)...................................   25,700                717,801
Interpublic Group of Companies, Inc. ......   18,400                259,072
Knight-Ridder, Inc. .......................   12,300                777,975
Television Francaise 1 SA..................   31,769                849,200
The New York Times Co. Class A.............   14,400                658,512
TMP Worldwide. Inc. (a)....................   35,300                399,243
Tribune Co. ...............................   40,580              1,844,767
Univision Communications, Inc.
 Class A (a)...............................   30,100                737,450
Viacom, Inc. Class B (non-vtg.)(a).........   60,231              2,455,016
Walt Disney Co. ...........................   36,800                600,208
WPP Group PLC sponsored ADR................   11,800                446,984
                                                                -----------
                                                                 14,604,151
                                                                -----------
MULTILINE RETAIL -- 3.0%
Big Lots, Inc. (a).........................   30,170                399,149
Wal-Mart Stores, Inc. .....................   99,600              5,030,796
                                                                -----------
                                                                  5,429,945
                                                                -----------
SPECIALTY RETAIL -- 1.7%
Lowe's Companies, Inc. ....................   65,700              2,463,750
Staples, Inc. (a) .........................   32,400                592,920
                                                                -----------
                                                                  3,056,670
                                                                -----------
TEXTILES APPAREL & LUXURY GOODS -- 0.7%
NIKE, Inc. Class B ........................   14,800                658,156
Polo Ralph Lauren Corp. Class A (a)........   26,800                583,168
                                                                -----------
                                                                  1,241,324
                                                                -----------

 TOTAL CONSUMER DISCRETIONARY.................................   28,557,925
                                                                -----------
CONSUMER STAPLES -- 8.8%
Beverages -- 3.1%
Anheuser-Busch Companies, Inc. ............   30,100            $ 1,456,840
PepsiCo, Inc. .............................   43,500              1,836,570
The Coca-Cola Co. .........................   54,200              2,375,044
                                                                -----------
                                                                  5,668,454
                                                                -----------
FOOD PRODUCTS -- 0.4%
Dean Foods Co. (a).........................   17,100                634,410
                                                                -----------
HOUSEHOLD PRODUCTS -- 1.1%
Procter & Gamble Co. ......................   16,200              1,392,228
The Dial Corp. ............................   26,700                543,879
                                                                -----------
                                                                  1,936,107
                                                                -----------
PERSONAL PRODUCTS -- 2.7%
Alberto-Culver Co. Class B.................   34,900              1,758,960
Gillette Co. ..............................   99,700              3,026,892
                                                                -----------
                                                                  4,785,852
                                                                -----------
TOBACCO -- 1.5%
Philip Morris Companies, Inc. .............   67,500              2,735,775
                                                                -----------
 TOTAL CONSUMER STAPLES.......................................   15,760,598
                                                                -----------
ENERGY -- 6.6%
ENERGY EQUIPMENT & SERVICES -- 2.2%
Rowan Companies, Inc. .....................   37,500                851,250
Schlumberger Ltd. (NY Shares)..............   42,900              1,805,661
Tidewater, Inc. ...........................   40,400              1,256,440
                                                                -----------
                                                                  3,913,351
                                                                -----------
OIL & GAS -- 4.4%
ChevronTexaco Corp. .......................   24,500              1,628,760
ConocoPhillips ............................   44,188              2,138,257
Exxon Mobil Corp. .........................   85,700              2,994,358
Ocean Energy, Inc.  .......................   60,900              1,216,173
                                                                -----------
                                                                  7,977,548
                                                                -----------
 TOTAL ENERGY ................................................   11,890,899
                                                                -----------
 FINANCIALS -- 13.9%
BANKS -- 6.1%
Bank of America Corp. .....................    51,500             3,582,855
Bank One Corp. ............................    61,400             2,244,170
Fifth Third Bancorp. ......................    20,100             1,176,855
Synovus Financial Corp. ...................    20,600               399,640
Wachovia Corp. ............................    53,251             1,940,466
Wells Fargo & Co. .........................    35,300             1,654,511
                                                                -----------
                                                                 10,998,497
                                                                -----------
DIVERSIFIED FINANCIALS -- 5.3%
American Express Co. ......................    64,700             2,287,145
Credit Saison Co. Ltd. ....................    29,800               508,083
Fannie Mae ................................    26,800             1,724,044
Freddie Mac ...............................    16,900               997,945
JAFCO Co. Ltd. .. .........................     6,700               289,391


See accompanying notes which are an integral part of the financial statements.


                                       13                       ANNUAL REPORT

LARGE CAP PORTFOLIO
INVESTMENTS -- CONTINUED


COMMON STOCKS-- CONTINUED                                SHARES          VALUE (Note 1)

FINANCIALS - CONTINUED
DIVERSIFIED FINANCIALS --CONTINUED
Legg Mason, Inc. ...........................          17,600           $    854,304
MBNA Corp. .................................          48,400                920,568
Morgan Stanley .............................          30,000              1,197,600
Principal Financial Group, Inc. ............          26,000                783,380
                                                                       ------------
                                                                          9,562,460
                                                                       ------------
INSURANCE -- 2.5%
AFLAC, Inc. ................................          23,100                695,772
Allstate Corp. .............................          35,200              1,302,048
American International Group, Inc. .........          36,950              2,137,558
Nationwide Financial Services, Inc.
  Class A ..................................           9,400                269,310
                                                                       ------------
                                                                          4,404,688
                                                                       ============

  TOTAL FINANCIALS .........................................             24,965,645
                                                                       ============

HEALTH CARE -- 15.5%
BIOTECHNOLOGY -- 1.7%

Amgen, Inc. (a) ...........................           24,600              1,189,164
Cephalon, Inc. (a) ........................           13,800                671,618
MedImmune, Inc. (a) .......................           20,000                543,400
Millennium Pharmaceuticals, Inc. (a) ......            2,200                 17,468
Neurocrine Biosciences, Inc. (a) ..........            6,000                273,960
Protein Design Labs, Inc. (a) .............           51,320                436,220
                                                                       ------------
                                                                          3,131,830
                                                                       ============
HEALTH CARE EQUIPMENT & SUPPLIES -- 2.9%
Boston Scientific Corp. (a) ...............           64,300              2,734,036
Medtronic, Inc. ...........................           40,600              1,851,360
Stryker Corp. .............................            8,800                590,656
                                                                       ------------
                                                                          5,176,052
                                                                       ============

HEALTH CARE PROVIDERS & SERVICES -- 0.3%
Accredo Health, Inc. (a) ..................           13,800                486,450
                                                                       ------------
PHARMACEUTICALS -- 10.6%
Abbott Laboratories .......................           40,900              1,636,000
Allergan, Inc. ............................           25,900              1,492,358
Bristol-Myers Squibb Co. ..................           31,500                729,225
Eli Lilly & Co. ...........................            8,800                558,800
Forest Laboratories, Inc. (a)..............            1,200                117,864
Johnson & Johnson .........................           63,400              3,405,214
Merck & Co. Inc. ..........................           72,980              4,131,398
Mylan Laboratories, Inc. ..................           26,610                928,689
Pfizer, Inc. ..............................          112,900              3,451,353
Pharmacia Corp. ...........................           17,400                727,320
Schering-Plough Corp. .....................           62,300              1,383,060
Wyeth .....................................           16,600                620,840
                                                                       ------------
                                                                         19,182,121
                                                                       ------------

  TOTAL HEALTH CARE .........................................            27,976,453
                                                                       ============

INDUSTRIALS - 11.0%
AEROSPACE & DEFENSE -- 0.9%
Lockheed Martin Corp. .....................           18,500              1,068,375
Northrop Grumman Corp. ....................            5,800                562,600
                                                                       ------------
                                                                          1,630,975
                                                                       ============
AIR FREIGHT & LOGISTICS -- 1.3%
FedEx Corp. ...............................           32,300              1,751,306
United Parcel Service, Inc. Class B .......            8,200                517,256
                                                                       ------------
                                                                          2,268,562
                                                                       ============
AIRLINES -- 0.5%
Southwest Airlines Co. ....................           60,400                839,560
                                                                       ------------
BUILDING PRODUCTS -- 0.7%
American Standard Companies, Inc. (a) .....           18,300              1,301,862
COMMERCIAL SERVICES & SUPPLIES -- 1.3%                                 ------------
ChoicePoint, Inc. (a) .....................           17,400                687,126
Cintas Corp. ..............................           19,900                910,425
Robert Half International, Inc. (a) .......           46,900                755,559
                                                                       ------------
                                                                          2,353,110
                                                                       ============
ELECTRICAL EQUIPMENT -- 0.5%
Emerson Electric Co. ......................           18,900                961,065
INDUSTRIAL CONGLOMERATES -- 3.2%                                       ------------
3M Co. ....................................           14,700              1,812,510
General Electric Co. ......................          160,100              3,898,435
                                                                       ------------
                                                                          5,710,945
                                                                       ------------
MACHINERY -- 1.3%
Graco, Inc. ...............................           36,650              1,050,023
Illinois Tool Works, Inc. .................           20,400              1,323,144
                                                                       ------------
                                                                          2,373,167
                                                                       ============
ROAD & RAIL -- 1.3%
Union Pacific Corp. .......................           39,300              2,352,891
                                                                       ------------

  TOTAL INDUSTRIALS ........................................             19,792,137
                                                                       ------------

INFORMATION TECHNOLOGY -- 17.9%
COMMUNICATIONS EQUIPMENT -- 2.5%
Cisco Systems, Inc. (a) ...................           130,461             1,709,039
Harris Corp. ..............................            21,660               569,658
Motorola, Inc. ............................           137,700             1,191,105
UTStarcom, Inc. (a) .......................            49,700               985,551
                                                                       ============
                                                                          4,455,353
                                                                       ------------
COMPUTERS & PERIPHERALS -- 3.2%
Dell Computer Corp. (a) ...................           112,600             3,010,924
International Business Machines Corp. .....            29,600             2,294,000
Sun Microsystems, Inc. (a) ................           161,300               501,643
                                                                       ------------
                                                                          5,806,567
                                                                       ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.1%
Kyocera Corp. .............................             4,900               285,080
                                                                       ------------
INTERNET SOFTWARE & SERVICES --0.1%
Yahoo!, Inc. (a) ..........................            15,100               246,885
                                                                       ------------

See accompanying notes which are an integral part of the financial statements.

ANNUAL REPORT

                                                  SHARES         VALUE (NOTE 1)
INFORMATION TECHNOLOGY - CONTINUED
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 5.4%

Altera Corp.(a)................................     51,800            $638,694
Analog Devices, Inc.(a).......................     54,200           1,293,754
Intel Corp. ..................................    220,800           3,437,856
Marvell Technology Group Ltd.(a)..............     24,300             458,298
Micrel, Inc.(a)...............................     41,600             373,568
Micron Technology, Inc.(a)....................     37,000             360,380
QLogic Corp.(a)...............................      3,900             134,589
Samsung Electronics Co. Ltd. unit.............      3,700             493,025
Texas Instruments, Inc. ......................    141,500           2,123,915
Tokyo Electron Ltd. ..........................      7,800             352,665
                                                                 ------------
                                                                    9,666,744
                                                                 ------------
SOFTWARE - 6.6%
Microsoft Corp.(a)............................    209,100          10,810,470
Reynolds & Reynolds Co. Class A...............     39,000             993,330
                                                                 ------------
                                                                   11,803,800
                                                                 ------------

     TOTAL INFORMATION TECHNOLOGY........................          32,264,429
                                                                 ------------

MATERIALS - 3.2%
CHEMICALS - 1.3%
Dow Chemical Co. .............................    21,300              632,610
Monsanto Co. .................................    48,900              941,325
PPG Industries, Inc. .........................    15,900              797,385
                                                                 ------------
                                                                    2,371,320
                                                                 ------------

CONTAINERS & PACKAGING - 1.1%
Pactiv Corp.(a)...............................    45,700              999,002
Smurfit-Stone Container Corp.(a)..............    60,875              936,927
                                                                 ------------
                                                                    1,935,929
                                                                 ------------

METALS & MINING - 0.8%
Arcelor SA(a).................................    74,468              916,316
Nucor Corp. ..................................    11,400              470,820
                                                                 ------------
                                                                    1,387,136
                                                                 ------------
     TOTAL MATERIALS....................................            5,694,385
                                                                  -----------

TELECOMMUNICATION SERVICES - 2.6%
DIVERSIFIED TELECOMMUNICATION SERVICES - 2.3%
AT&T Corp. ...................................    17,617              459,980
BellSouth Corp. ..............................    15,000              388,050
KT Corp. sponsored ADR........................    35,000              754,250
SBC Communications, Inc. .....................    26,600              721,126
Verizon Communications, Inc. .................    43,800            1,697,250
                                                                 ------------
                                                                    4,020,656
                                                                 ------------

WIRELESS TELECOMMUNICATION SERVICES - 0.3%
Vodafone Group PLC sponsored ADR..............    33,100              599,772
                                                                 ------------
     TOTAL TELECOMMUNICATION SERVICES....................           4,620,428
                                                                 ------------

TOTAL COMMON STOCKS
  (Cost $205,159,823)....................................         171,522,899
                                                                 ============


MONEY MARKET FUNDS - 4.5%

Fidelity Cash Central Fund, 1.43%(b)
  (Cost $8,091,927)...........................  8,091,927          $8,091,927
                                                                 ------------

TOTAL INVESTMENT PORTFOLIO - 99.9%
  (Cost $213,251,750)....................................         179,614,826

NET OTHER ASSETS - 0.1%..................................             248,061
                                                                 ------------

NET ASSETS - 100%........................................        $179,862,887
                                                                 ============

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $193,906,157 and $200,922,179, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the sub-adviser. The commissions paid to these affiliated firms were $16,196 for the period.

INCOME TAX INFORMATION

At December 31, 2002, the fund had a capital loss carryforward of approximately $93,572,000 of which $41,514,000 and $52,058,000 will expire on December 31,
2009 and 2010, respectively.

The fund intends to elect to defer to its fiscal year ending December 31, 2003 approximately $8,862,000 of losses recognized during the period November 1, 2002 to December 31, 2002.


See accompanying notes which are an integral part of the financial statements.

                                       15                          ANNUAL REPORT

LARGE CAP PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                              DECEMBER 31, 2002

ASSETS
Investment in securities, at value
 (cost $213,251,750) -- See
 accompanying schedule.............               $ 179,614,826
Receivable for investments sold....                      36,663
Receivable for fund shares sold....                     236,056
Dividends receivable...............                     245,630
Interest receivable................                       8,993
Other receivables..................                      23,595
                                                  -------------
 TOTAL ASSETS......................                 180,165,763

LIABILITIES
Payable for investments purchased..  $   73,264
Payable for fund shares redeemed...      75,593
Accrued management fee.............     114,952
Other payables and accrued
 expenses..........................      39,067
                                     ----------
  TOTAL LIABILITIES................
                                                        302,876
                                                  -------------

NET ASSETS....................                    $ 179,862,887
                                                  =============
Net Assets consist of:
Paid in capital....................               $ 318,915,927
Accumulated undistributed net
 realized gain (loss) on
 investments and foreign currency
 transactions......................                (105,417,169)
Net unrealized appreciation
 (depreciation) on investments and
 assets and liabilities in foreign
 currencies........................                 (33,635,871)
                                                  --------------
NET ASSETS, for 16,955,830 shares                 $  179,862,887
 outstanding.......................               ==============

NET ASSET VALUE, offering price and
 redemption price per share
 ($179,862,887 / 16,955,830
 shares)...........................               $        10.61
                                                  ==============


STATEMENT OF OPERATIONS
                                    YEAR ENDED DECEMBER 31, 2002

INVESTMENT INCOME
Dividends..........................               $    2,472,672
Interest...........................                      199,035
                                                  --------------
 TOTAL INCOME......................                    2,671,707

EXPENSES
Management fee.....................  $ 1,611,925
Transfer agent fees................       43,955
Accounting fees and expenses.......       79,138
Non-interest trustees'
 compensation......................        6,154
Custodian fees and expenses........       41,022
Audit..............................       24,856
Legal..............................           75
Miscellaneous......................       10,519
                                     -----------
 Total expenses before reductions..    1,817,644
 Expense reductions................     (88,788)       1,728,856
                                     -----------  --------------

NET INVESTMENT INCOME (LOSS).......                      942,851
                                                  --------------
REALIZED AND UNREALIZED GAIN
 (LOSS)
Net realized gain (loss) on:
 Investment securities............. (52,315,744)
 Foreign currency transactions.....        3,483
                                    ------------
Total net realized gain (loss).....                 (52,312,291)
Change in net unrealized
 appreciation (depreciation) on:
 Investment securities.............  (5,399,302)
 Assets and liabilities in foreign
  currencies.......................        1,165
                                    ------------
Total change in net unrealized
 appreciation (depreciation).......                  (5,398,137)
                                                  --------------
NET GAIN (LOSS)....................                 (57,710,428)
                                                  --------------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS..               $ (56,767,577)
                                                  ==============

See accompanying notes which are an integral part of the financial statements.

ANNUAL REPORT                          16

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                  YEAR ENDED          YEAR ENDED
                                                                                                  DECEMBER 31,        DECEMBER 31,
                                                                                                     2002                2001
                                                                                                 -------------       -------------
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income (loss) ..............................................................    $     942,851       $   1,283,898
  Net realized gain (loss) ..................................................................      (52,312,291)        (48,536,570)
  Change in net unrealized appreciation (depreciation) ......................................       (5,398,137)         (3,912,891)
                                                                                                 -------------       -------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...........................      (56,767,577)        (51,165,563)
                                                                                                 -------------       -------------
Distributions to shareholders from net investment income ....................................       (1,013,530)         (1,266,456)
Distributions to shareholders from net realized gain ........................................               --            (168,212)
                                                                                                 -------------       -------------
  TOTAL DISTRIBUTIONS .......................................................................       (1,013,530)         (1,434,668)
                                                                                                 -------------       -------------
Share transactions
  Net proceeds from sales of shares .........................................................       18,362,756          50,288,690
  Reinvestment of distributions .............................................................        1,013,530           1,434,668
  Cost of shares redeemed ...................................................................      (31,024,418)        (27,728,403)
                                                                                                 -------------       -------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS ...................      (11,648,132)         23,994,955
                                                                                                 -------------       -------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS ...................................................      (69,429,239)        (28,605,276)

NET ASSETS
  Beginning of period .......................................................................      249,292,126         277,897,402
                                                                                                 -------------       -------------
  End of period .............................................................................    $ 179,862,887       $ 249,292,126
                                                                                                 =============       =============

OTHER INFORMATION
Shares
  Sold ......................................................................................        1,474,801           3,334,950
  Issued in reinvestment of distributions ...................................................           95,797             100,509
  Redeemed ..................................................................................       (2,653,092)         (1,930,612)
                                                                                                 -------------       -------------
  Net increase (decrease) ...................................................................       (1,082,494)          1,504,847
                                                                                                 =============       =============

FINANCIAL HIGHLIGHTS

YEARS ENDED DECEMBER 31,                                      2002        2001         2000         1999         1998
SELECTED PER-SHARE DATA
Net asset value, beginning of period .....................  $  13.82     $  16.81     $  21.11     $  17.44     $  13.50
                                                            --------     --------     --------     --------     --------
Income from Investment Operations
  Net investment income (loss)(C) ........................       .05          .07          .03          .05          .04
  Net realized and unrealized gain (loss) ................     (3.20)       (2.98)       (3.05)        4.94         4.73
                                                            --------     --------     --------     --------     --------
  Total from investment operations .......................     (3.15)       (2.91)       (3.02)        4.99         4.77
                                                            --------     --------     --------     --------     --------
Distributions from net investment income .................      (.06)        (.07)        (.02)        (.03)        (.02)
Distributions in excess of net investment income .........        --           --         (.01)          --           --
Distributions from net realized gain .....................        --         (.01)        (.94)       (1.29)        (.81)
Distributions in excess of net realized gain .............        --           --         (.31)          --           --
                                                            --------     --------     --------     --------     --------
  Total distributions ....................................      (.06)        (.08)       (1.28)       (1.32)        (.83)
                                                            --------     --------     --------     --------     --------

NET ASSET VALUE, END OF PERIOD ...........................  $  10.61     $  13.82     $  16.81     $  21.11     $  17.44
                                                            ========     ========     ========     ========     ========
TOTAL RETURN(A,B) ........................................    (22.79)%     (17.33)%     (14.48)%      29.24%       35.65%

RATIOS TO AVERAGE NET ASSETS(D)
  Expenses before expense reductions .....................       .85%         .83%         .84%         .87%        1.23%
  Expenses net of voluntary waivers, if any ..............       .85%         .83%         .84%         .87%         .95%
  Expenses net of all reductions .........................       .81%         .78%         .82%         .85%         .94%
  Net investment income (loss) ...........................       .44%         .50%         .15%         .25%         .23%
SUPPLEMENT DATA
  Net assets, end of period (000 omitted) ................  $179,863     $249,292     $277,897     $202,128     $ 52,599
  Portfolio turnover rate ................................        95%         131%          96%          90%         112%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C   Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

                                       17                          ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
for the period ended December 31, 2002

1.   SIGNIFICANT ACCOUNTING POLICIES.

Equity Income Portfolio and Large Cap Portfolio (the funds) are funds of The Travelers Series Trust (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each fund is authorized to issue an unlimited number of shares. Shares of each fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of financial statements. The following summarizes the significant accounting policies of the funds:

SECURITY VALUATION. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

FOREIGN CURRENCY. Certain funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

INVESTMENT TRANSACTIONS AND INCOME. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-divided date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS. Each year each fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, market discount, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each fund:


                                             COST FOR FEDERAL                                                NET UNREALIZED
                                                INCOME TAX       UNREALIZED            UNREALIZED             APPRECIATION/
                                                 PURPOSES       APRECIATION           DEPRECIATION           (DEPRECIATION)

EQUITY INCOME PORTFOLIO .................... $  209,277,097    $  7,206,362        $  (26,506,267)          $   (19,299,905)

LARGE CAP PORTFOLIO ........................    216,234,029      3,722,001            (40,341,204)              (36,619,203)

ANNUAL REPORT

INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS -- CONTINUED
                                                                                CAPITAL LOSS
                                                                                CARRYFORWARD

EQUITY INCOME PORTFOLIO....................................................  $   (13,798,227)
LARGE CAP PORTFOLIO........................................................      (93,571,869)

The tax character of distributions paid was as follows:

DECEMBER 31, 2002                                                               ORDINARY INCOME

EQUITY INCOME PORTFOLIO....................................................  $     2,215,538
LARGE CAP PORTFOLIO........................................................        1,013,530

DECEMBER 31, 2001                                                               ORDINARY INCOME       LONG-TERM          TOTAL
                                                                                                      CAPITAL GAINS
EQUITY INCOME PORTFOLIO....................................................  $     2,135,104           $ 429,203      $ 2,564,307
LARGE CAP PORTFOLIO........................................................        1,266,456             168,212        1,434,668

2. PURCHASE AND SALES OF INVESTMENTS.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. Travelers Asset Management International Company LLC (TAMIC) an indirect wholly owned subsidiary of Citigroup,Inc provides the funds with investment management related services. For these services TAMIC receives a fee that is computed daily at an annual rate of .75% of each fund's average net assets. For its services as each fund's sub-adviser, Fidelity Management & Research Company (FMR), is paid a portion of TAMIC's management fee that is computed at an annual rate of .45% of each fund's average net assets.

TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company,Inc. (FIIOC), an affiliate of FMR, is each fund's transfer, dividend disbursing and shareholder servicing agent. For its services, FIIOC receives account fees and asset-based fees that vary according to account size and type of account.

ACCOUNTING FEES. The trust, on behalf of each fund, has entered into a service agent agreement with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC maintains each fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

CENTRAL FUNDS. The funds may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the funds are recorded as income in the accompanying financial statements. Distributions from the Central Funds are noted in the table below:

                                                                             INCOME DISTRIBUTIONS
EQUITY INCOME PORTFOLIO....................................................  $  157,573
LARGE CAP PORTFOLIO........................................................  $  207,662

BROKERAGE COMMISSIONS. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the sub-adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.









             19                                      ANNUAL REPORT

4. EXPENSE REDUCTIONS.

Many of the brokers with whom FMR places trades on behalf of certain funds provided services to these funds in addition to trade execution. These services included payments of expenses on behalf of each applicable fund. In addition, through arrangements with each applicable fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce each applicable fund's expenses. All of the applicable expense reductions are noted in the table below.


                                    DIRECTED                 CUSTODY           TRANSFER AGENT
                                    BROKERAGE           EXPENSE REDUCTION     EXPENSE REDUCTION
EQUITY INCOME PORTFOLIO..........$    121,020               $      64            $    1,906
LARGE CAP PORTFOLIO..............      88,737                      51                    --

5. OTHER INFORMATION.

At the end of the period, the Travelers Insurance Company and its affiliates owned 100% of the total outstanding shares of each fund.

6. CHANGE IN SERVICE AGENT AGREEMENTS.

The Board of Trustees has approved a change of the funds' transfer agent agreement from FIIOC to Citigroup Trust Bank fsb (formerly, Travelers Bank & Trust, fsb) and a change of the funds' service agent agreement from FSC to The Travelers Insurance Company. It is expected that these changes will occur in 2003.


ANNUAL REPORT                          20

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of The Travelers Series Trust and the Shareholders of Equity Income Portfolio and Large Cap Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity Income Portfolio and Large Cap Portfolio (funds of The Travelers Series Trust) at December 31, 2002, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of The Travelers Series Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2002

                                                                   ANNUAL REPORT

OTHER FUND INFORMATION

CHANGE IN INDEPENDENT AUDITOR

Based on the recommendation of the Audit Committee of The Travelers Series
Trust: Equity Income Portfolio and Large Cap Portfolio (the "Funds"), the Board of Trustees has determined not to retain PricewaterhouseCoopers LLP as the Funds' independent auditor and voted to appoint KPMG Peat Marwick for the fiscal year ended December 31, 2003. During the two most recent fiscal years, PricewaterhouseCoopers' audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two most recent fiscal years and through February 12, 2003, there were no disagreements between the Funds and PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of PricewaterhouseCoopers would have caused it to make reference to the disagreements in its report on the financial statements for such years.







ANNUAL REPORT

TRUSTEES AND OFFICERS



Under Massachusetts's law, the Fund's Board has absolute and exclusive control over the management and disposition of all the Fund's assets. Subject to the provisions of its Declaration of Trust, the Fund's business and affairs are managed by the trustees or other parties so designated by the trustees. The Fund's trustees and officers are listed below.


Name, Position With the Fund; Address, Principal Occupation
________________________________________________________

*R. Jay Gerken Trustee, 399 Park Avenue New York, NY Age 51

          Managing Director (1989 to present) of Salomon Smith Barney Inc.("SSB"); Chairman, President and CEO of Smith Barney Fund Management LLC; Travelers Investment Adviser, Inc. and CitiFund Management Inc. Chairman, Chief Executive Officer and President, Board of Managers (2002-present), six Variable Annuity Separate Accounts of The Travelers Insurance Company+; Chairman, Chief Executive Officer and President, Board of Trustees (2002-present), five Mutual Funds sponsored by The Travelers Insurance Company.++

Robert E. McGill, III, Trustee, 295 Hancock Street, Williamstown, MA, Age 71

          Retired manufacturing executive. Director (1983-1995), Executive Vice President (1989-1994) and Senior Vice President, Finance and Administration (1983-1989), The Dexter Corporation (manufacturer of specialty chemicals and materials); Vice Chairman (1990-1992), Director (1983-1995), Life Technologies, Inc. (life science/biotechnology products); Director, (1994-1999), The Connecticut Surety Corporation (insurance); Director (1995-2000), Chemfab Corporation (specialty materials manufacturer); Director (1999-2001), Ravenwood Winery, Inc.; Director (1999-present), Lydall Inc. (manufacturer of fiber materials); Member, Board of Managers (1974-present), six Variable Annuity Separate Accounts of The Travelers Insurance Company+; Trustee (1990-present), five Mutual Funds sponsored by The Travelers Insurance Company.++

Lewis Mandell, Trustee, 160 Jacobs Hall Buffalo, NY, Age 60

          Professor of Finance and Managerial Economics, University of Buffalo since 1998. Dean, School of Management (1998-2001), University at Buffalo; Dean, College of Business Administration (1995-1998), Marquette University; Professor of Finance (1980-1995) and Associate Dean (1993-1995), School of Business Administration, and Director, Center for Research and Development in Financial Services
          (1980-1995), University of Connecticut; Director (2000-present), Delaware North Corp. (hospitality business); Member, Board of Managers (1990-present), six Variable Annuity Separate Accounts of The Travelers Insurance Company+; Trustee (1990-Present), five Mutual Funds sponsored by The Travelers Insurance Company.++

Frances M. Hawk, CFA, CFP Trustee, 108 Oxford Hill Lane, Downingtown, PA, Age 55

          Private Investor, (1997-present); Portfolio Manager (1992-1997, HLM Management Company, Inc. (investment management); Assistant Treasurer, Pensions and Benefits. Management (1989-1992), United Technologies Corporation (broad-based designer and manufacturer of high technology products); Member, Board of Managers (1991-present), six Variable Annuity Separate Accounts of The Travelers Insurance Company+; Trustee (1991-present), five Mutual Funds sponsored by The Travelers Insurance Company.++

Ernest J. Wright, Secretary to the Board, One City Place, Hartford, Connecticut, Age 62

          Vice President and Secretary (1996-present), Assistant Secretary (1994-1996), Counsel (1987-present), The Travelers Insurance Company; Secretary (1994-present), six Variable Annuity Separate Accounts of The Travelers Insurance Company+; Secretary (1994-present), five Mutual Funds sponsored by The Travelers Insurance Company.++

Kathleen A. McGah, Assistant Secretary to The Board, One City Place, Hartford, Connecticut, Age 52

          Deputy General Counsel (1999-present); Assistant Secretary (1995-present), The Travelers Insurance Company; Assistant Secretary (1995-present), six Variable Annuity Separate Accounts of The Travelers Insurance Company+; Assistant Secretary, (1995-present), five Mutual Funds sponsored by The Travelers Insurance Company.++ Prior to January 1995, Counsel, ITT Hartford Life Insurance Company.

Lewis E. Daidone, Chief Administrative Officer, 125 Broad Street, New York, New York, Age 45
          Managing Director of SSB since 1990. Director and Senior
          Vice President of Smith Barney Fund Management LLC and Travelers Investment Adviser Inc.; Senior Vice President and Chief Administrative Officer of Citigroup Asset Management sponsored funds, formerly Chief Financial Officer and Treasurer; Treasurer (1996-2002), five Mutual Funds sponsored by The Travelers Insurance Company.++ Prior to 1990, he was Senior Vice President and CFO of Cortland Financial Group, Inc. (1984-1990), Assistant Controller, Reserve Group (1982-1984); Ernst & Young (1980-1982).

Richard L. Peteka, Treasurer, 125 Broad Street, New York, New York, Age 41

          Director and Head of Internal Control for Citigroup Asset Management U.S. Mutual Fund Administration from 1999-2002. Vice President, Head of Mutual Fund Administration at Oppenheimer Capital. Treasurer of several investment companies associated with Salomon Smith Barney Inc.; Treasurer (2002-present), five Mutual Funds sponsored by The Travelers Insurance Company.

Kaprel Ozsolak, Controller, 125 Broad Street, New York, New York, Age 36

          Vice President of Salomon Smith Barney Inc.; Controller
          (2002-present), five Mutual Funds sponsored by The Travelers Insurance Company.

                                       23                   ANNUAL REPORT

+ The six Variable Annuity Separate Accounts are: The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities and The Travelers Timed Aggressive Stock Account for Variable Annuities.

++ The five Mutual Funds are: Capital Appreciation Fund, Money Market Portfolio, High Yield Bond Trust, Managed Assets Trust and The Travelers Series Trust.

* Mr. Gerken is an "interested persons" within the meaning of the 1940 Act by virtue of his position as Managing Director of Salomon Smith Barney, Inc., an indirect wholly owned subsidiary of Citigroup Inc., and his ownership of shares and options to purchase shares of Citigroup Inc., the indirect parent of The Travelers Insurance Company.






ANNUAL REPORT

                                        25                       ANNUAL REPORT

ANNUAL REPORT                                26

                                        27                        ANNUAL REPORT

INVESTMENT ADVISER

Travelers Asset Management International Company LLC
Hartford, Connecticut

INVESTMENT SUB-ADVISER

FMR Co., Inc.
Fidelity Management & Research Company
Boston, Massachusetts

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
Boston, Massachusetts

TRANSFER AGENT and SHAREHOLDER SERVICING AGENT

Fidelity Investments Institutional Operations Company, Inc.

CUSTODIAN

Brown Brothers Harriman & Co.
Boston, Massachusetts

















This report is prepared for the general information of contract owners and is not an offer of shares of The Travelers Series Trust: Equity Income Portfolio or Large Cap Portfolio. It should not be used in connection with any offer except in conjunction with the prospectuses for the Variable Annuity or Variable Life Insurance products offered by The Travelers Insurance Company or The Travelers Life and Annuity Company and the prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales charges.

1.736238.103                                                             339335